UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2021

Date of reporting period: August 31, 2021

Item 1 – Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

AUGUST 31, 2021

2021 Annual Report

iShares Trust

•	iShares MSCI Argentina and Global Exposure ETF | AGT | Cboe BZX

•	iShares MSCI Brazil Small-Cap ETF | EWZS | NASDAQ

•	iShares MSCI China ETF | MCHI | NASDAQ

•	iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca

•	iShares MSCI Indonesia ETF | EIDO | NYSE Arca

•	iShares MSCI Peru ETF | EPU | NYSE Arca

•	iShares MSCI Philippines ETF | EPHE | NYSE Arca

•	iShares MSCI Poland ETF | EPOL | NYSE Arca

•	iShares MSCI Qatar ETF | QAT | NASDAQ

•	iShares MSCI Saudi Arabia ETF | KSA | NYSE Arca

•	iShares MSCI UAE ETF | UAE | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Argentina and Global Exposure ETF

Investment Objective

The iShares MSCI Argentina and Global Exposure ETF (the “Fund”) seeks to track the investment results of a broad-based equity index with exposure to Argentina, as represented by the MSCI All Argentina 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	43.35%	6.16%	43.35%	29.72%
Fund Market	42.82	6.06	42.82	29.18
Index	43.78	6.13	43.78	29.50

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/25/17. The first day of secondary market trading was 4/27/17.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,249.60	$ 1.36		$ 1,000.00	$ 1,024.00	$ 1.22		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Argentina and Global Exposure ETF

Portfolio Management Commentary

Equities with exposure to Argentina advanced strongly during the reporting period as the country moved from a steep economic contraction amid the coronavirus pandemic into expansion. The Argentine government, which was already weak financially prior to the pandemic, widened the budget deficit for pandemic relief and sought to extend the term of its loan from the International Monetary Fund. On the upside, Argentina resolved its position with private bond holders and worked to reduce its budget deficit, raising taxes on wealth and exports and using heavy-handed market interventions, like price caps and export bans, to artificially support its goods. A prominent market index provider reacted to the tightening by revoking the country’s emerging markets status, which weighed on investor sentiment, as it can pull billions of dollars of tracking fund investment from the local economy. While the government’s tightened capital controls artificially supported the Argentine peso’s value, it nevertheless declined 24% relative to the U.S. dollar, due in part to hyperinflation of 51.4% annually.

The consumer discretionary sector contributed the most to the Index’s return, led by the internet and direct marketing retail industry. Online purchases amid pandemic-related restrictions continued to drive record revenue growth for large online retailers, which also benefited from digital payments and expanded logistics networks.

The information technology sector also contributed meaningfully to the Index’s return. A large software company advanced due to rising sales amid increased commercial demand for digital transformation strategies that leverage 5G networks, cloud computing, and artificial intelligence.

The consumer staples sector also contributed. A large food producer benefited from price and production increases of its core products, sugar and ethanol. A beer and wine conglomerate posted steady demand during 2020 and projected a sharp rise in consumption and profitability in 2021.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Consumer Discretionary	27.4%
Information Technology	18.9
Consumer Staples	16.1
Financials	11.8
Materials	10.7
Energy	6.1
Utilities	5.2
Communication Services	2.2
Other (each representing less than 1%)	1.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Argentina	53.7%
United States	21.5
Chile	12.0
Canada	8.7
Brazil	4.1

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Brazil Small-Cap ETF

Investment Objective

The iShares MSCI Brazil Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Brazilian equities, as represented by the MSCI Brazil Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	30.34%	12.15%	(1.45)%	30.34%	77.41%	(13.59)%
Fund Market	30.57	12.10	(1.55)	30.57	76.99	(14.44)
Index	32.58	13.27	(0.81)	32.58	86.48	(7.82)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,177.10	$ 3.13		$ 1,000.00	$ 1,022.30	$ 2.91		0.57%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Brazil Small-Cap ETF

Portfolio Management Commentary

Brazilian equities advanced during the reporting period, despite a severe second wave of COVID-19 infections, rising inflation, and a depreciating currency. Although the country’s economy contracted later in the reporting period with persistently high unemployment, investors anticipated that Brazil’s economy would benefit from improving global growth. As a leading producer and exporter of select crops, Brazil benefited from strong global demand for its agricultural products.

The industrials sector was the largest contributor to the Index’s return, as industrial output stabilized toward the end of the reporting period, rising above pre-pandemic levels for the first half of 2021. As the capital goods industry expanded, a major aerospace and defense company increased deliveries as travelers slowly returned to flying, posting a profit for the second quarter of 2021, along with significant backlogs and new orders of jets. Similarly, airline companies advanced as COVID-19 cases declined, and expectations of acquisitions activity in the industry were reported. Trucking companies also contributed as long-term contracts, market position, and diversified service offerings supported business operations.

The materials sector was another contributor to the Index’s return as several government infrastructure programs were announced. The metals and mining industry advanced as steel prices remained elevated and supplies limited. Analysts’ expectations that steel sales would continue to increase further benefited the industry. Meanwhile, key producers announced production expansion efforts to meet ongoing demand.

The consumer staples sector also contributed to the Index’s return, driven by the food and staples retail industry. Consumer spending increased overall in the second quarter of 2021 despite high unemployment and inflation rates. Although hypermarkets and supercenters posted mixed performance amid pandemic-related restrictions, cost control strategies, loyalty programs, and robust e-commerce platforms were sources of strength.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Consumer Discretionary	23.1%
Industrials	19.2
Utilities	13.6
Consumer Staples	12.0
Real Estate	7.0
Financials	6.2
Materials	5.8
Information Technology	4.4
Energy	4.1
Health Care	3.7
Communication Services	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Embraer SA	4.3%
Sendas Distribuidora SA	3.6
Petro Rio SA	3.1
Eneva SA	2.9
Azul SA	2.8
Locaweb Servicos de Internet SA	2.8
Metalurgica Gerdau SA (Preferred)	2.5
Sul America SA	2.3
Cia. de Locacao das Americas	2.2
Marfrig Global Foods SA	2.1

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI China ETF

Investment Objective

The iShares MSCI China ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, as represented by the MSCI China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(5.69)%	10.15%	6.65%	(5.69)%	62.12%	90.36%
Fund Market	(5.50)	10.18	6.61	(5.50)	62.35	89.70
Index	(5.10)	10.80	7.25	(5.10)	67.03	101.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 821.80	$ 2.57		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI China ETF

Portfolio Management Commentary

Chinese stocks declined during the reporting period as government crackdowns on technology-related companies and other industries weighed on the market. Chinese equities advanced through February 2021 as global demand for goods propelled strong export growth, then retreated amid investor concerns surrounding regulatory actions and signs of a decelerating domestic economic recovery.

The consumer discretionary sector detracted the most from the Index’s return due to the impact of government restrictions. A large online retailer’s stock fell sharply amid new antitrust rules and penalties, including the suspension of a sizeable initial public offering (“IPO”) and a $2.75 billion fine. Additional rules under consideration raised significant concerns about Chinese companies’ continued ability to launch IPOs, list shares abroad, or store data on privately owned cloud platforms. Education services stocks, particularly tutoring companies, also declined substantially as new guidelines designed to reduce education costs would require shifting to a not-for-profit model, fee standardization, and prohibitions on foreign ownership and raising capital.

The government crackdown also pressured China’s media and entertainment industry in the communication services sector. New limits on online gaming and concerns that cloud storage could be restricted to a state-sponsored platform constrained the Index’s performance, as did the threat of large fines. Real estate stocks also declined amid concerns over high debt levels, regulatory investigations, and asset freezes.

In contrast, the materials sector contributed to the Index’s return as recovering demand outpaced supply, driving up prices for copper, lithium, and other metals. Capital goods stocks in the industrials sector further aided performance, led by manufacturers of electric vehicle batteries, as demand grew for vehicles powered by renewable energy.

Healthcare stocks also advanced as treatments used to combat COVID-19 drove strong profits. Robust project pipelines and increased backlogs amid rising global demand fueled earnings growth.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Consumer Discretionary	32.9%
Communication Services	17.4
Financials	13.4
Health Care	7.8
Information Technology	7.3
Industrials	5.1
Consumer Staples	4.8
Real Estate	4.2
Materials	3.3
Utilities	2.4
Energy	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Tencent Holdings Ltd.	12.6%
Alibaba Group Holding Ltd.	11.3
Meituan, Class B	4.6
China Construction Bank Corp., Class H	2.5
JD.com Inc.	2.4
Wuxi Biologics Cayman Inc.	2.0
NIO Inc.	1.9
Ping An Insurance Group Co. of China Ltd., Class H	1.7
Xiaomi Corp., Class B	1.6
Pinduoduo Inc.	1.6

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI China Small-Cap ETF

Investment Objective

The iShares MSCI China Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Chinese equities that are available to international investors, as represented by the MSCI China Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	23.33%	8.41%	6.29%	23.33%	49.77%	84.06%
Fund Market	22.63	8.53	6.12	22.63	50.60	81.05
Index	22.22	7.53	5.44	22.22	43.74	69.91

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 929.10	$ 2.72		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI China Small-Cap ETF

Portfolio Management Commentary

Small-capitalization Chinese equities advanced during the reporting period amid a continued economic recovery, as surging global demand for Chinese goods propelled exports to all-time highs. Stocks peaked in February 2021, before trimming gains amid concerns around regulatory crackdowns and signs of a decelerating recovery. Smaller stocks proved more resilient than their larger peers, supported by investors’ search for earnings growth and the perception that smaller companies were less likely to be targets of government antitrust actions.

Information technology (“IT”) stocks contributed the most to the Index’s return. Smaller companies benefited as investors moved away from large technology firms targeted by new government regulations. The software and services industry advanced amid increased corporate spending on technology, such as tools to improve productivity. The acceleration of digital transformation drove demand for cloud services and data centers, fueling earnings growth for IT services companies. E-commerce growth and demand for online merchant services helped application software companies attract new customers and increase earnings. Manufacturers of semiconductors and semiconductor equipment used in solar energy also advanced sharply amid China’s decarbonization efforts.

The materials sector added to the Index’s performance as demand for chemicals and other commodities outpaced supply, driving prices sharply higher. Chemicals companies exposed to surging demand for electric vehicles posted strong earnings growth and attracted attention from foreign investors. Metals and mining stocks benefited from rising prices for metals and steel export limits.

On the downside, the real estate sector detracted from the Index’s return as several new government rules aimed at cooling home prices weighed on real estate management and development stocks. Media and entertainment stocks in the communication services sector also declined amid new limits on online gaming and negative statements about gaming in state-run media.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Real Estate	17.9%
Consumer Discretionary	16.0
Health Care	15.3
Information Technology	10.5
Industrials	10.3
Materials	10.2
Communication Services	6.3
Utilities	5.2
Financials	4.8
Consumer Staples	2.4
Energy	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Dongyue Group Ltd.	3.7%
GCL-Poly Energy Holdings Ltd.	3.0
Xtep International Holdings Ltd.	2.1
Lifetech Scientific Corp.	1.9
JinkoSolar Holding Co. Ltd.	1.7
China Overseas Grand Oceans Group Ltd.	1.0
Sihuan Pharmaceutical Holdings Group Ltd.	1.0
Fu Shou Yuan International Group Ltd.	1.0
CIMC Enric Holdings Ltd.	1.0
XD Inc.	0.9

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Indonesia ETF

Investment Objective

The iShares MSCI Indonesia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Indonesian equities, as represented by the MSCI Indonesia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	9.88%	(2.27)%	(2.35)%	9.88%	(10.86)%	(21.13)%
Fund Market	9.91	(2.09)	(2.80)	9.91	(10.03)	(24.73)
Index	11.18	(1.70)	(1.85)	11.18	(8.22)	(17.03)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 28, 2019 reflects the performance of MSCI Indonesia Investable Market Index. Index performance beginning on May 29, 2019 reflects the performance of the MSCI Indonesia IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 925.30	$ 2.72		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Indonesia ETF

Portfolio Management Commentary

Indonesian stocks rose significantly during the reporting period as the economy expanded at a historic rate, rebounding from a coronavirus pandemic-related recession. To counter economic disruptions due to COVID-19, Bank Indonesia, Indonesia’s central bank, added liquidity to the financial system, reduced the reserve requirement for banks, and lowered interest rates to record-low levels. The government announced a large stimulus program, although slow disbursement of funds limited its effects. As global economies rebounded, Indonesian exporters benefited from higher commodities prices and the economic recovery of its large trading partners. Domestic industrial activity increased and consumer optimism rose as the government eased pandemic-related restrictions, boosting household consumption, which constitutes the majority of the country’s economy.

The communication services sector contributed the most to the Index’s return, led by the telecommunication services industry. Indonesia began its rollout of 5G internet technology, boosting stocks of telecommunication services providers as investors anticipated growth in consumer demand amid the strengthening economic recovery. In addition, government plans to significantly increase communications infrastructure buoyed companies that lease space on towers for communications equipment.

The financials sector also contributed significantly to the Index’s performance. Indonesia’s diversified banks led the advance, bolstered by Bank Indonesia’s assurances of continued supportive monetary policy. Bank profits rose due to substantial increases in microcredit loans to small- and medium-sized businesses as well as growth in demand for consumer credit.

On the downside, the consumer staples sector detracted from the Index’s return. In the household and personal products industry, profits declined due to increased commodities prices and lingering effects of reduced demand for consumer goods as households exercised caution in purchases amid ongoing disruptions from the pandemic.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	43.8%
Communication Services	16.5
Consumer Staples	10.9
Materials	10.3
Consumer Discretionary	6.4
Energy	3.8
Real Estate	3.2
Health Care	2.0
Industrials	1.8
Other (each representing less than 1%)	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Bank Central Asia Tbk PT	21.4%
Bank Rakyat Indonesia Persero Tbk PT	12.6
Telkom Indonesia Persero Tbk PT	9.7
Bank Mandiri Persero Tbk PT	4.6
Astra International Tbk PT	4.3
Charoen Pokphand Indonesia Tbk PT	3.1
Bank Negara Indonesia Persero Tbk PT	2.6
Unilever Indonesia Tbk PT	2.0
Barito Pacific Tbk PT	2.0
Kalbe Farma Tbk PT	1.9

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Peru ETF

Investment Objective

The iShares MSCI Peru ETF (the “Fund”) seeks to track the investment results of an index composed of Peruvian equities, as represented by the MSCI All Peru Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(13.49)%	(1.63)%	(2.31)%	(13.49)%	(7.88)%	(20.81)%
Fund Market	(13.45)	(1.22)	(2.27)	(13.45)	(5.93)	(20.54)
Index	(14.43)	(1.40)	(1.93)	(14.43)	(6.79)	(17.74)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 733.00	$ 2.45		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Peru ETF

Portfolio Management Commentary

Peruvian equities declined for the reporting period amid a change in government that weighed on markets. As the new, leftist president promised to limit public spending and debt, Peru’s economy, long considered one of the most stable in the region, rebounded from a steep decline during the onset of the coronavirus pandemic. However, equity markets did not reflect the broader economy amid political turmoil that concerned investors; Peru’s current president is the fifth in five years, and he appointed a member of his own party as prime minister. Stocks stabilized on the appointment of a moderate finance minister, but friction between the president and congress drove continued uncertainty, weighing on equities. The government also pursued a deal with Peru’s mining sector, which comprises the world’s second-largest copper producer, with incentives for social justice goals. Sovereign bond prices declined during the reporting period, and the Peruvian sol weakened significantly against the U.S. dollar.

The materials sector gained as copper prices rallied due to increased demand amid recovering markets across the globe. The price rally combined with supply constraints to support Peruvian copper companies, which posted increased revenues. With revenue rising, mining companies worked to bring new mines online to meet the increased demand and announced plans for a railway to connect the copper-rich Andean region to the coast.

Financials stocks declined as a socialist government and the prospect of increasing government involvement in business, such as public credit facilities, fee regulations, and other interventions, weighed on investor sentiment. Despite increased COVID-19 vaccination levels and an economic recovery that drove income for banks, political risk discouraged some investors.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Materials	51.4%
Financials	27.5
Consumer Staples	7.1
Industrials	5.6
Consumer Discretionary	4.2
Real Estate	2.3
Energy	1.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Credicorp Ltd.	23.5%
Southern Copper Corp.	20.9
Cia. de Minas Buenaventura SAA	4.7
Hochschild Mining PLC	4.1
Alicorp SAA	3.9
Ferreycorp SAA	3.3
MMG Ltd.	3.1
Volcan Cia. Minera SAA, Class B	2.8
Wheaton Precious Metals Corp.	2.8
Union Andina de Cementos SAA	2.8

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Philippines ETF

Investment Objective

The iShares MSCI Philippines ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Philippine equities, as represented by the MSCI Philippines IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	15.57%	(4.24)%	2.93%	15.57%	(19.48)%	33.47%
Fund Market	14.24	(4.13)	2.69	14.24	(19.03)	30.43
Index(a)	16.44	(3.56)	3.68	16.44	(16.59)	43.54
MSCI Philippines Investable Market Index (IMI)	16.96	(3.48)	3.73	16.96	(16.22)	44.19
MSCI Philippines IMI 25/50 Index(b)	17.82	(3.88)	N/A	17.82	(17.93)	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

Index performance through November 30, 2020 reflects the performance of the MSCI Philippines Investible Market Index (IMI). Index performance beginning on December 1, 2020 reflects the performance of the MSCI Philippines IMI 25/50 Index, which, effective as of December 1, 2020, replaced the MSCI Philippines Investible Market Index as the underlying index of the fund.

(b)	The inception date of the MSCI Philippines IMI 25/50 Index was July 20, 2016. The cumulative total return for this index for the period July 20, 2016 through August 31, 2021 was -19.58%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,003.20	$ 2.83		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Philippines ETF

Portfolio Management Commentary

Stocks in the Philippines advanced substantially during the reporting period as the economy rebounded from a recession driven by the coronavirus pandemic. The economy grew at a historic rate as pandemic-related restrictions eased, leading to increased commerce and reduced unemployment. While government spending declined, household consumption and industrial activity increased, supporting economic growth. Accommodative monetary policy aided recovery as the Philippine central bank kept interest rates at historically low levels. As the economies of the country’s largest trading partners rebounded due to the rollout of coronavirus vaccines, demand for exports, especially electronics, increased sharply, supporting economic recovery.

The Philippine industrials sector was the leading contributor to the Index’s return. Profits rose sharply within the industrial conglomerates industry amid successful expansion in banking and real estate. Conglomerates’ retail sales profitability also increased due to cost reductions and the rise of online ordering and delivery services. International demand for alcoholic beverages rose amid pandemic-related restrictions, bolstering the industry. In the transportation infrastructure industry, volumes increased at shipping terminals as international trade recovered, leading to sharp revenue increases for trading port operators.

The financials sector also contributed substantially to the Index’s performance, led by banks. While demand for loans remained relatively flat as the Philippine economy recovered, customer deposits and service fees increased, leading to sharply higher profits. As the economy improved, banks reduced their excess reserves for nonperforming loans, bolstering profitability.

The real estate sector added significantly to the Index’s return. In the real estate management and development industry, revenue from domestic and international malls recovered as pandemic-related restrictions were lifted and demand for residential units rose sharply. Solid office leasing revenues and new construction further benefited the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Industrials	32.2%
Real Estate	23.2
Financials	15.3
Consumer Staples	7.7
Communication Services	7.1
Consumer Discretionary	6.8
Utilities	5.7
Materials	1.0
Energy	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

SM Prime Holdings Inc.	10.7%
Ayala Land Inc.	8.5
SM Investments Corp.	7.4
Ayala Corp.	6.7
JG Summit Holdings Inc.	5.9
International Container Terminal Services Inc.	4.5
Bank of the Philippine Islands	4.3
BDO Unibank Inc.	4.3
PLDT Inc.	4.1
Universal Robina Corp.	3.9

(a)	Excludes money market funds.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Poland ETF

Investment Objective

The iShares MSCI Poland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Polish equities, as represented by the MSCI Poland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years

Fund NAV	27.44	%(a)	7.09%	(0.15)%	27.44	%(a)	40.84%	(1.50)%
Fund Market	28.35		7.14	(0.10)	28.35		41.19	(0.99)
Index	28.27		7.25	0.14	28.27		41.87	1.40

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Poland Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Poland IMI 25/50 Index.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,225.50	$ 3.59		$ 1,000.00	$ 1,022.00	$ 3.26		0.64%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

F U N D S U M M A R Y	19

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Poland ETF

Portfolio Management Commentary

Stocks in Poland advanced strongly for the reporting period, rebounding from a relatively modest economic contraction due to the coronavirus pandemic. To counteract the economic disruptions of the pandemic, the government spent robustly to stimulate the economy. Despite concerns about rising inflation, the National Bank of Poland maintained loose monetary policy, keeping interest rates low, purchasing government bonds, and selling some of its currency reserves to weaken the Polish zloty. In this environment, unemployment rates remained low, and the weak currency aided exports. As pandemic-related restrictions eased, the economy grew briskly, driven by recovery in household consumption. Industrial production also rebounded, despite disruptions to global supply networks.

The financials sector contributed the most to the Index’s return, driven by banks. While Polish banks continued to be challenged by reduced demand for loans and the National Bank of Poland’s maintenance of low interest rates, banks nonetheless rebounded from sharp declines in revenue amid the pandemic. Reduced operating costs, increased commissions and fees, and lower credit loss provisions increased bank profitability. Diversification into new business areas, especially insurance, helped one large bank post record profits.

The consumer discretionary sector also contributed significantly to the Index’s return. The textiles and apparel industry led the advance as retail sales rebounded sharply after pandemic-related restrictions eased in April 2021. Domestic businesses benefited from reduced competition as foreign competitors closed stores during the pandemic. Additionally, companies with a strong digital infrastructure advanced as shoppers increasingly turned to e-commerce for purchases.

On the downside, the communication services sector detracted substantially from the Index’s performance. The entertainment industry led the decline as a video game company released a new title with significant technical issues, leading to low sales and multiple lawsuits, which weighed heavily on the stock.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	36.0%
Consumer Discretionary	14.9
Energy	12.4
Communication Services	11.1
Materials	9.8
Utilities	5.8
Consumer Staples	4.6
Information Technology	2.5
Health Care	1.5
Industrials	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Powszechna Kasa Oszczednosci Bank Polski SA	11.0%
KGHM Polska Miedz SA	7.3
Allegro.eu SA	7.3
Powszechny Zaklad Ubezpieczen SA	7.1
Polski Koncern Naftowy ORLEN SA	6.3
Bank Polska Kasa Opieki SA	5.5
LPP SA	4.7
Dino Polska SA	4.1
Santander Bank Polska SA	4.0
Cyfrowy Polsat SA	3.9

(a)	Excludes money market funds.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Qatar ETF

Investment Objective

The iShares MSCI Qatar ETF (the “Fund”) seeks to track the investment results of an index composed of Qatar equities, as represented by the MSCI All Qatar Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	13.70%	2.99%	0.50%	13.70%	15.85%	3.73%
Fund Market	15.26	3.07	0.59	15.26	16.34	4.41
Index	15.10	3.88	1.27	15.10	20.94	9.66

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,112.40	$ 3.03		$ 1,000.00	$ 1,022.30	$ 2.91		0.57%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

F U N D S U M M A R Y	21

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Qatar ETF

Portfolio Management Commentary

Qatari stocks advanced significantly for the reporting period. The economy rebounded from the economic disruptions of the coronavirus pandemic as restrictions eased amid a relatively successful vaccination program. Demand for natural gas and oil, key drivers of Qatar’s economy and government revenues, recovered, and prices rose as world economies reopened. Higher natural gas prices particularly benefited Qatar. Already the world’s leading producer of liquified natural gas due to its low production costs, Qatar boosted production amid increased commitments from world governments to reduce carbon emissions. Construction spending in preparation for hosting the 2022 FIFA World Cup soccer tournament also supported Qatar’s economic recovery. In addition, the favorable resolution of a conflict with regional neighbors removed a lingering constraint on economic growth.

The financials industry, which represented approximately 50% of the Index on average for the reporting period, contributed the most to the Index’s return, led by banks. Bank profits rebounded to pre-pandemic levels, supported by the recovery of oil prices, strong capital buffers, and reduced interest expenses in the low interest rate environment. Profits rose due to strength in demand for loans and a sharp increase in non-interest income as fee waivers implemented during the pandemic were removed. Banks also benefited from reduced risks from non-performing loans and wider diversification of financing sources, which led to increased customer deposits. Cost-control measures, such as reducing travel expenses, further increased bank profits.

The industrials sector also contributed significantly to the Index’s return. Profits rose sharply in the capital goods industry as the easing of pandemic-related restrictions led to increased international consumer demand for industrial products. Global supply chain challenges drove up prices of inputs such as fertilizer and steel, boosting industry profit margins. Increased production and higher sales volumes bolstered revenues.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	51.1%
Industrials	13.9
Energy	8.5
Materials	8.3
Real Estate	6.6
Communication Services	4.4
Utilities	3.7
Consumer Staples	2.4
Health Care	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Qatar National Bank QPSC	22.4%
Qatar Islamic Bank SAQ	8.1
Industries Qatar QSC	8.0
Masraf Al Rayan QSC	6.3
Commercial Bank PSQC (The)	4.6
Mesaieed Petrochemical Holding Co.	4.0
Qatar Fuel QSC	3.9
Qatar Electricity & Water Co. QSC	3.7
Qatar Gas Transport Co. Ltd.	3.5
Qatar International Islamic Bank QSC	3.3

(a)	Excludes money market funds.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Saudi Arabia ETF

Investment Objective

The iShares MSCI Saudi Arabia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Saudi Arabian equities, as represented by the MSCI Saudi Arabia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	45.37%	16.38%	11.23%	45.37%	113.46%	88.60%
Fund Market	44.60	16.35	11.23	44.60	113.20	88.57
Index	46.66	17.21	12.06	46.66	121.21	97.06

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/16/15. The first day of secondary market trading was 9/17/15.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

	Actual		Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,265.10	$ 4.22	$ 1,000.00	$ 1,021.50	$ 3.77	0.74%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

F U N D S U M M A R Y	23

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Saudi Arabia ETF

Portfolio Management Commentary

Stocks in Saudi Arabia climbed sharply during the reporting period as oil prices strengthened, global economies recovered, and vaccines against the coronavirus spread. Saudi Arabia increased oil production late in the reporting period as it phased out a previous cut in production, leading the oil output from OPEC to rise to the highest levels in 15 months. The Saudi Arabian economy grew in the second quarter of 2021 for the first time since the coronavirus pandemic began, boosted by strong growth outside of the oil sector. Disruptions in pilgrimages to Saudi Arabia’s two holiest cities impacted the economy for a second year, particularly the hospitality and tourism sectors, although authorities expanded the number of worshippers who could take part during the reporting period.

The financial services sector contributed the most to the Index’s performance, led by the diversified banking industry. Banks posted higher earnings amid signs of the economic turnaround, an increase in financing and investment income, and growth in mortgages. Despite the stronger earnings, Saudi Arabian banks faced the risk of increased non-performing loans due to the ongoing pandemic disrupting industries such as hospitality, retail, and tourism.

Saudi Arabia’s materials sector also contributed strongly to the Index’s performance. Chemicals companies posted higher earnings as the global economic recovery fueled a rebound in demand for products such as packaging, flooring, and roofing materials. Higher prices for chemical ingredients such as polyethylene and polyvinyl chloride, used to make plastics, solvents, and construction materials, as well as supply constraints, contributed to the industry’s higher earnings.

Stocks in the communication services sector also contributed to the Index’s return. Telecommunication services companies posted stronger revenues, driven by increased sales in cloud computing, cybersecurity, and other areas.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	41.9%
Materials	24.4
Energy	7.7
Communication Services	7.3
Consumer Staples	4.4
Health Care	3.8
Consumer Discretionary	3.5
Utilities	2.6
Real Estate	2.2
Industrials	2.1
Information Technology	0.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Al Rajhi Bank	13.2%
Saudi National Bank (The)	11.8
Saudi Basic Industries Corp.	9.7
Saudi Arabian Oil Co.	6.6
Saudi Telecom Co.	4.6
Riyad Bank	3.5
Saudi Arabian Mining Co.	3.1
Saudi British Bank (The)	2.8
Banque Saudi Fransi	2.4
Saudi Electricity Co.	2.3

(a)	Excludes money market funds.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI UAE ETF

Investment Objective

The iShares MSCI UAE ETF (the “Fund”) seeks to track the investment results of an index composed of UAE equities, as represented by the MSCI All UAE Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	40.74%	1.39%	(2.91)%	40.74%	7.14%	(19.52)%
Fund Market	43.65	1.73	(2.83)	43.65	8.94	(19.01)
Index	44.90	2.23	(2.22)	44.90	11.63	(15.22)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,204.50	$ 3.17		$ 1,000.00	$ 1,022.30	$ 2.91		0.57%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

F U N D S U M M A R Y	25

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI UAE ETF

Portfolio Management Commentary

Stocks in the United Arab Emirates (“U.A.E.”) rose sharply during the reporting period, boosted by an accelerating economic recovery, recovering oil output, and higher oil prices. The U.A.E., a federation of seven emirates, has among the most diversified economies in the Gulf region, but is still largely dependent upon oil wealth. Despite having one of the highest COVID-19 vaccination rates in the world, daily infections remained high, and border restrictions on travelers impacted the region’s tourism industry. The U.A.E. eased some restrictions on tourists late in the reporting period ahead of the opening of the Expo 2020 world fair, originally scheduled for 2020 but postponed to October 2021 due to the coronavirus pandemic.

The financials sector contributed the most to the Index’s performance. Banks posted stronger earnings in the first half of 2021 as non-performing loans declined and fee incomes rose amid growing economic activity and the continued disbursement of vaccinations. Despite low interest rates, which pressure banking margins, the expected costs from loan losses and other risks returned to pre-pandemic levels. Gains in investments and derivatives also boosted the banking industry.

The real estate sector also contributed to the Index’s return. Property developers in the emirate of Abu Dhabi posted profits nearly unchanged from the previous year, despite the economic impact of the coronavirus, due to strong sales and the phased start of new projects. Real estate developers in the emirate of Dubai fared worse than those in nearby Abu Dhabi, due to the weaker tourism industry, but nevertheless posted an increase in sales. The communication services sector also contributed to the Index’s performance. Telecommunication services companies increased subscriber levels as more people worked remotely due to the pandemic.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	52.9%
Real Estate	14.4
Communication Services	12.0
Industrials	9.8
Consumer Discretionary	4.4
Energy	4.1
Consumer Staples	2.4
Health Care	0.0	(b)

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

First Abu Dhabi Bank PJSC	22.0%
Emirates Telecommunications Group Co. PJSC	12.1
Emirates NBD Bank PJSC	9.7
Abu Dhabi Islamic Bank PJSC	4.4
Abu Dhabi National Oil Co. for Distribution PJSC	4.4
Aldar Properties PJSC	4.4
Abu Dhabi Commercial Bank PJSC	4.4
Emaar Properties PJSC	4.2
Dubai Islamic Bank PJSC	3.9
Dana Gas PJSC	3.5

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	27

Schedule of Investments August 31, 2021	iShares® MSCI Argentina and Global Exposure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 53.6%
Arcos Dorados Holdings Inc., Class A(a)	53,080	$289,817
Banco BBVA Argentina SA, ADR(a)	29,392	127,855
Banco Macro SA, ADR(a)	18,405	344,173
Central Puerto SA, ADR(a)	40,468	118,571
Corp. America Airports SA(a)(b)	13,209	74,499
Cresud SACIF y A, ADR(a)	14,597	84,955
Despegar.com Corp.(a)	21,480	257,545
Empresa Distribuidora y Comercializadora Norte, ADR(a)(b)	8,637	62,532
Globant SA(a)	5,508	1,775,118
Grupo Financiero Galicia SA, ADR	44,750	482,405
Grupo Supervielle SA, ADR(b)	25,987	65,487
IRSA Inversiones y Representaciones SA, ADR(a)(b)	9,518	43,878
IRSA Propiedades Comerciales SA, ADR	11,128	32,160
Loma Negra Cia Industrial Argentina SA, ADR	24,509	192,151
Pampa Energia SA, ADR(a)	16,758	305,163
Telecom Argentina SA, ADR(b)	36,157	202,841
Transportadora de Gas del Sur SA, Class B, ADR(a)	28,819	153,893
YPF SA, ADR(a)	80,856	421,260

		5,034,303

Brazil — 4.1%
Adecoagro SA(a)	41,013	383,471

Canada — 8.7%
SSR Mining Inc.	24,827	414,816
Yamana Gold Inc.	90,677	400,326

		815,142

Chile — 8.3%
Cencosud SA	211,517	399,066
Cia. Cervecerias Unidas SA	37,359	377,044

		776,110

Security	Shares	Value

United States — 21.5%
MercadoLibre Inc.(a)	1,082	$2,020,581

Total Common Stocks — 96.2% (Cost: $9,998,268)		9,029,607

Preferred Stocks

Chile — 3.7%
Embotelladora Andina SA, Class B, Preference Shares	145,179	345,010

Total Preferred Stocks — 3.7% (Cost: $353,120)		345,010

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	114,807	114,864

Total Short-Term Investments — 1.2% (Cost: $114,844)		114,864

Total Investments in Securities — 101.1% (Cost: $10,466,232)		9,489,481

Other Assets, Less Liabilities — (1.1)%		(99,428)

Net Assets — 100.0%		$9,390,053

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$335,147	$—		$(220,075	)(a)	$(200)	$(8)	$114,864	114,807	$1,891	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	0	(a)	—		—	—	—	—	3		—

						$(200)	$(8)	$114,864		$1,894		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Argentina and Global Exposure ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$9,029,607	$—	$—	$9,029,607
Preferred Stocks	345,010	—	—	345,010
Money Market Funds	114,864	—	—	114,864

	$9,489,481	$—	$—	$9,489,481

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments August 31, 2021	iShares® MSCI Brazil Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.3%
Embraer SA(a)	1,026,033	$4,647,190

Air Freight & Logistics — 0.3%
Sequoia Logistica e Transportes SA(a)	90,265	349,134

Auto Components — 0.8%
Mahle-Metal Leve SA	56,084	429,079
Tupy SA	105,231	453,421

		882,500

Commercial Services & Supplies — 0.8%
Ambipar Participacoes e Empreendimentos S/A	66,058	849,551

Communications Equipment — 0.6%
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	119,914	670,209

Diversified Consumer Services — 5.3%
Anima Holding SA(a)	441,238	826,873
Cogna Educacao(a)	2,737,199	1,699,236
Cruzeiro do Sul Educacional SA	138,160	259,177
MPM Corporeos SA	196,798	690,780
YDUQS Participacoes SA	450,834	2,231,152

		5,707,218

Electric Utilities — 6.4%
AES Brasil Energia SA	232,853	685,392
Alupar Investimento SA	213,617	1,046,437
EDP - Energias do Brasil SA	442,573	1,578,295
Light SA	489,065	1,309,962
Transmissora Alianca de Energia Eletrica SA	305,454	2,239,452

		6,859,538

Electrical Equipment — 0.5%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA(a)	336,376	520,424

Food & Staples Retailing — 5.8%
Cia Brasileira de Distribuicao	235,013	1,287,599
Grupo Mateus SA(a)	805,775	1,111,081
Sendas Distribuidora SA	1,174,245	3,817,409

		6,216,089

Food Products — 6.2%
Camil Alimentos SA	188,282	345,919
M. Dias Branco SA	123,369	754,653
Marfrig Global Foods SA	570,678	2,261,390
Minerva SA	402,607	650,924
Sao Martinho SA	258,179	1,604,756
SLC Agricola SA	139,000	1,095,161

		6,712,803

Health Care Providers & Services — 3.7%
Fleury SA	277,744	1,270,872
Instituto Hermes Pardini SA	76,133	376,925
Odontoprev SA	389,185	944,587
Qualicorp Consultoria e Corretora de Seguros SA	331,408	1,369,651

		3,962,035

Hotels, Restaurants & Leisure — 1.8%
BK Brasil Operacao e Assessoria a Restaurantes SA(a)	322,704	585,396
CVC Brasil Operadora e Agencia de Viagens SA(a)	290,774	1,197,219
CVC Brasil Operadora e Agencia de Viagens SA, NVS(a)	39,283	160,146

		1,942,761

Security	Shares	Value

Household Durables — 4.3%
Construtora Tenda SA	106,756	$417,048
Cyrela Brazil Realty SA Empreendimentos e Participacoes	437,296	1,710,011
Even Construtora e Incorporadora SA	156,345	253,076
Ez Tec Empreendimentos e Participacoes SA	165,357	857,037
MRV Engenharia e Participacoes SA	457,806	1,212,069
Trisul SA	122,726	181,331

		4,630,572

Independent Power and Renewable Electricity Producers — 4.0%
Eneva SA(a)	1,015,647	3,077,897
Omega Geracao SA(a)	185,913	1,191,528

		4,269,425

Insurance — 3.6%
IRB Brasil Resseguros S/A	1,386,999	1,432,385
Sul America SA	435,841	2,473,879

		3,906,264

Interactive Media & Services — 0.9%
Meliuz SA(b)	127,544	1,003,421

IT Services — 3.7%
Cielo SA	1,791,102	994,133
Locaweb Servicos de Internet SA(b)	636,413	3,014,186

		4,008,319

Machinery — 0.5%
Iochpe Maxion SA(a)	191,076	574,987

Marine — 0.5%
Hidrovias do Brasil SA(a)	612,692	526,099

Oil, Gas & Consumable Fuels — 4.1%
3R Petroleum Oleo Gas SA(a)	86,876	645,841
Enauta Participacoes SA	155,118	411,284
Petro Rio SA(a)	896,787	3,324,709

		4,381,834

Paper & Forest Products — 1.7%
Dexco SA	454,063	1,809,824

Professional Services — 0.7%
Boa Vista Servicos SA	309,671	775,555

Real Estate Management & Development — 7.0%
Aliansce Sonae Shopping Centers SA	211,575	1,027,023
BR Malls Participacoes SA(a)	1,273,555	2,224,066
BR Properties SA	323,488	523,632
Iguatemi Empresa de Shopping Centers SA	128,666	850,756
Jereissati Participacoes SA	51,016	293,519
JHSF Participacoes SA	454,056	580,434
LOG Commercial Properties e Participacoes SA	66,975	365,003
Multiplan Empreendimentos Imobiliarios SA	412,187	1,681,973

		7,546,406

Road & Rail — 4.8%
Cia. de Locacao das Americas	482,318	2,324,469
Movida Participacoes SA	195,696	700,158
SIMPAR SA	422,452	1,213,238
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA(a)	332,173	977,093

		5,214,958

Specialty Retail — 3.8%
C&A Modas Ltda(a)	156,438	268,959
Grupo SBF SA(a)	141,751	951,531
Lojas Quero Quero S/A	259,399	995,798

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Brazil Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Pet Center Comercio e Participacoes SA	373,536	$1,912,902

		4,129,190

Textiles, Apparel & Luxury Goods — 5.5%
Arezzo Industria e Comercio SA	79,927	1,382,199
Cia. Hering	189,656	1,365,532
Grendene SA	462,596	956,361
GRUPO DE MODA SOMA SA(a)	283,324	964,906
Guararapes Confeccoes SA	146,020	435,168
Vivara Participacoes SA	138,416	888,723

		5,992,889

Transportation Infrastructure — 1.9%
EcoRodovias Infraestrutura e Logistica SA(a)	507,507	966,764
Santos Brasil Participacoes SA(a)	691,737	1,052,829

		2,019,593

Water Utilities — 1.5%
Cia. de Saneamento de Minas Gerais-COPASA	276,706	747,044
Cia. de Saneamento do Parana	237,784	891,207

		1,638,251

Total Common Stocks — 85.0% (Cost: $73,432,374)		91,747,039

Preferred Stocks

Airlines — 3.9%
Azul SA, Preference Shares, NVS(a)	413,543	3,017,517
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS(a)	297,944	1,150,105

		4,167,622

Banks — 2.5%
Banco ABC Brasil SA, Preference Shares, NVS	123,062	398,164
Banco do Estado do Rio Grande do Sul SA, Class B Preference Shares, NVS	296,728	716,169
Banco Pan SA, Preference Shares, NVS	439,214	1,596,894

		2,711,227

Chemicals — 1.0%
Unipar Carbocloro SA, Preference Shares, NVS	64,798	1,133,226

Electric Utilities — 0.2%
Cia. Energetica do Ceara, Class A, Preference Shares, NVS	20,677	239,888

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 1.2%
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	276,919	$1,255,315

Internet & Direct Marketing Retail — 1.4%
Lojas Americanas SA, Preference Shares, NVS	1,341,196	1,545,898

Machinery — 0.9%
Marcopolo SA, Preference Shares, NVS	706,165	379,658
Randon SA Implementos e Participacoes, Preference Shares, NVS	266,513	597,371

		977,029

Metals & Mining — 3.0%
Cia. Ferro Ligas da Bahia-Ferbasa, Preference Shares, NVS	55,940	603,561
Metalurgica Gerdau SA, Preference Shares, NVS	1,053,294	2,633,846

		3,237,407

Water Utilities — 0.4%
Cia. de Saneamento do Parana, Preference Shares, NVS	518,351	391,961

Total Preferred Stocks — 14.5% (Cost: $11,804,185)		15,659,573

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	100,000	100,000

Total Short-Term Investments — 0.1% (Cost: $100,000)		100,000

Total Investments in Securities — 99.6% (Cost: $85,336,559)		107,506,612

Other Assets, Less Liabilities — 0.4%		469,370

Net Assets — 100.0%		$107,975,982

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$150,000	$—	$(50,000)(a)	$—	$—	$100,000	100,000	$306	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Brazil Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Brazil Index	10	09/17/21	$515	$(29,192)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$29,192

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$307,900

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(9,087)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$819,847

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$91,747,039	$—	$—	$91,747,039
Preferred Stocks	15,659,573	—	—	15,659,573
Money Market Funds	100,000	—	—	100,000

	$107,506,612	$—	$—	$107,506,612

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(29,192)	$—	$—	$(29,192)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
AECC Aviation Power Co. Ltd., Class A	348,876	$3,681,716
AVIC Electromechanical Systems Co. Ltd., Class A	610,400	1,324,262
AviChina Industry & Technology Co. Ltd., Class H	5,668,000	4,742,737

		9,748,715

Air Freight & Logistics — 0.5%
SF Holding Co. Ltd., Class A	610,483	5,454,390
Yunda Holding Co. Ltd., Class A	436,557	1,042,149
ZTO Express Cayman Inc., ADR	950,916	26,825,340

		33,321,879

Airlines — 0.2%
Air China Ltd., Class A(a)	872,089	978,969
Air China Ltd., Class H(a)(b)	4,360,000	2,924,117
China Eastern Airlines Corp. Ltd., Class A(a)	1,744,096	1,269,929
China Southern Airlines Co. Ltd., Class A(a)	1,744,088	1,555,955
China Southern Airlines Co. Ltd., Class H(a)	3,488,000	2,028,657
Spring Airlines Co. Ltd., Class A(a)	130,885	1,078,318

		9,835,945

Auto Components — 0.4%
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	34,195	1,025,829
Fuyao Glass Industry Group Co. Ltd., Class A	261,698	1,942,086
Fuyao Glass Industry Group Co. Ltd., Class H(c)	1,395,200	8,585,789
Huayu Automotive Systems Co. Ltd., Class A	479,672	1,723,168
Kuang-Chi Technologies Co. Ltd., Class A(a)	305,200	1,080,534
Minth Group Ltd.	1,744,000	7,238,100
Shandong Linglong Tyre Co. Ltd., Class A	218,028	1,009,942
Weifu High-Technology Group Co. Ltd., Class A	174,441	626,079

		23,231,527

Automobiles — 5.9%
Brilliance China Automotive Holdings Ltd.	5,760,000	2,223,331
Brilliance China Automotive Holdings Ltd., ADR(a)	27,344	105,548
BYD Co. Ltd., Class A	218,059	9,388,926
BYD Co. Ltd., Class H	1,744,000	58,631,708
Chongqing Changan Automobile Co. Ltd., Class A	855,118	2,733,005
Dongfeng Motor Group Co. Ltd., Class H	5,890,000	6,449,487
Geely Automobile Holdings Ltd.	13,080,000	47,404,852
Great Wall Motor Co. Ltd., Class A	305,400	3,135,833
Great Wall Motor Co. Ltd., Class H	6,758,000	31,170,070
Guangzhou Automobile Group Co. Ltd., Class H	6,104,400	6,146,026
Li Auto Inc., ADR(a)(b)	1,183,304	36,516,761
NIO Inc., ADR(a)	2,976,136	116,991,906
SAIC Motor Corp. Ltd., Class A	1,133,676	3,394,286
XPeng Inc., ADR(a)(b)	843,224	35,837,020
Yadea Group Holdings Ltd.(c)	2,342,000	4,167,185

		364,295,944

Banks — 8.1%
Agricultural Bank of China Ltd., Class A	10,333,200	4,738,570
Agricultural Bank of China Ltd., Class H	55,808,000	18,708,957
Bank of Beijing Co. Ltd., Class A	3,488,099	2,344,843
Bank of Chengdu Co. Ltd., Class A	610,493	1,143,919
Bank of China Ltd., Class A	4,447,200	2,087,753
Bank of China Ltd., Class H	173,092,000	60,657,235
Bank of Communications Co. Ltd., Class A	5,319,222	3,642,244
Bank of Communications Co. Ltd., Class H	18,312,200	10,516,747
Bank of Hangzhou Co. Ltd., Class A	915,660	1,897,979
Bank of Jiangsu Co. Ltd., Class A	2,354,455	2,342,965
Bank of Nanjing Co. Ltd., Class A	1,569,600	2,279,622

Security	Shares	Value

Banks (continued)
Bank of Ningbo Co. Ltd., Class A	828,484	$4,144,804
Bank of Shanghai Co. Ltd., Class A	2,180,097	2,435,294
China Bohai Bank Co. Ltd., Class H(c)	6,540,000	2,657,221
China CITIC Bank Corp. Ltd., Class H	19,184,800	8,819,724
China Construction Bank Corp., Class A	1,090,009	987,446
China Construction Bank Corp., Class H	210,152,000	151,426,629
China Everbright Bank Co. Ltd., Class A	5,842,400	3,031,304
China Everbright Bank Co. Ltd., Class H	6,104,000	2,187,809
China Merchants Bank Co. Ltd., Class A	2,746,868	20,838,144
China Merchants Bank Co. Ltd., Class H	8,502,150	70,122,375
China Minsheng Banking Corp. Ltd., Class A	4,708,870	2,896,833
China Minsheng Banking Corp. Ltd., Class H(b)	12,426,160	5,189,540
China Zheshang Bank Co. Ltd., Class A	2,523,500	1,387,906
Chongqing Rural Commercial Bank Co. Ltd., Class H	7,848,000	3,002,208
Huaxia Bank Co. Ltd., Class A	2,180,091	1,890,747
Industrial & Commercial Bank of China Ltd., Class A	8,414,800	6,019,949
Industrial & Commercial Bank of China Ltd., Class H(b) .	122,952,000	68,468,824
Industrial Bank Co. Ltd., Class A	2,790,400	7,993,019
Ping An Bank Co. Ltd., Class A	2,572,455	7,089,345
Postal Savings Bank of China Co. Ltd., Class A	3,749,600	2,982,920
Postal Savings Bank of China Co. Ltd., Class H(c)	17,440,000	12,564,191
Shanghai Pudong Development Bank Co. Ltd., Class A	4,011,298	5,624,864

		502,121,930

Beverages — 2.1%
Anhui Gujing Distillery Co. Ltd., Class A	54,396	1,787,190
Anhui Gujing Distillery Co. Ltd., Class B	262,030	3,197,632
China Resources Beer Holdings Co. Ltd.	3,252,000	26,742,432
Chongqing Brewery Co. Ltd., Class A(a)	87,200	1,898,792
Jiangsu King’s Luck Brewery JSC Ltd., Class A	174,403	1,137,083
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	218,076	5,669,056
JiuGui Liquor Co. Ltd., Class A	44,200	1,439,225
Kweichow Moutai Co. Ltd., Class A	168,104	40,615,979
Luzhou Laojiao Co. Ltd., Class A	194,900	5,145,293
Nongfu Spring Co. Ltd., Class H(c)	872,000	4,614,588
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	122,140	1,357,513
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	174,486	7,512,119
Sichuan Swellfun Co. Ltd., Class A	43,600	787,680
Tsingtao Brewery Co. Ltd., Class A	87,263	1,166,932
Tsingtao Brewery Co. Ltd., Class H	1,204,000	9,851,650
Wuliangye Yibin Co. Ltd., Class A	479,677	15,022,099

		127,945,263

Biotechnology — 1.7%
3SBio Inc.(a)(c)	2,834,000	3,157,154
Akeso Inc.(a)(c)	636,000	3,294,030
BeiGene Ltd., ADR(a)(b)	100,280	30,916,324
Beijing Tiantan Biological Products Corp. Ltd., Class A	174,472	838,059
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	43,600	1,571,249
BGI Genomics Co. Ltd., Class A	87,299	1,268,414
Burning Rock Biotech Ltd., ADR(a)	95,484	1,778,867
Chongqing Zhifei Biological Products Co. Ltd., Class A	218,040	5,978,389
Hualan Biological Engineering Inc., Class A	259,872	1,185,475
I-Mab, ADR(a)	70,632	5,009,221
Imeik Technology Development Co. Ltd., Class A	20,000	1,819,044
Innovent Biologics Inc.(a)(c)	2,616,000	21,123,287
Shanghai RAAS Blood Products Co. Ltd., Class A	1,177,200	1,265,793

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	87,255	$1,638,253
Walvax Biotechnology Co. Ltd., Class A	218,097	2,623,538
Zai Lab Ltd., ADR(a)	164,808	23,814,756

		107,281,853

Building Products — 0.2%
Beijing New Building Materials PLC, Class A	261,670	1,341,320
China Lesso Group Holdings Ltd.	2,616,000	5,599,141
Guangdong Kinlong Hardware Products Co. Ltd., Class A	44,200	1,107,302
Zhuzhou Kibing Group Co. Ltd., Class A	348,800	1,474,309

		9,522,072

Capital Markets — 1.8%
Changjiang Securities Co. Ltd., Class A	1,264,436	1,465,025
China Cinda Asset Management Co. Ltd., Class H	19,184,000	3,402,478
China Everbright Ltd.	1,744,000	2,188,615
China Galaxy Securities Co. Ltd., Class A	631,000	1,005,984
China Galaxy Securities Co. Ltd., Class H	7,630,000	4,283,168
China Huarong Asset Management Co. Ltd., Class H(a)(c)(d)	20,400,000	2,006,570
China International Capital Corp. Ltd., Class H(c)	3,488,000	8,110,547
China Merchants Securities Co. Ltd., Class A	1,002,868	2,820,579
CITIC Securities Co. Ltd., Class A	1,482,475	5,898,898
CITIC Securities Co. Ltd., Class H	4,796,000	12,147,196
CSC Financial Co. Ltd., Class A	610,499	2,646,364
Dongxing Securities Co. Ltd., Class A	610,494	1,050,900
East Money Information Co. Ltd., Class A	1,395,281	6,693,359
Everbright Securities Co. Ltd., Class A	523,299	1,288,271
First Capital Securities Co. Ltd., Class A	697,689	691,726
Founder Securities Co. Ltd., Class A	1,438,899	1,902,241
GF Securities Co. Ltd., Class A	860,199	2,528,018
GF Securities Co. Ltd., Class H	2,354,400	4,183,860
Guosen Securities Co. Ltd., Class A	1,046,433	1,977,986
Guotai Junan Securities Co. Ltd., Class A	1,177,243	3,238,444
Guoyuan Securities Co. Ltd., Class A	784,860	957,059
Haitong Securities Co. Ltd., Class A	1,351,659	2,662,099
Haitong Securities Co. Ltd., Class H	5,929,600	5,478,527
Hithink RoyalFlush Information Network Co. Ltd., Class A	75,387	1,350,754
Huatai Securities Co. Ltd., Class A	1,220,893	3,098,750
Huatai Securities Co. Ltd., Class H(c)	3,052,000	4,377,853
Huaxi Securities Co. Ltd., Class A	654,073	982,967
Industrial Securities Co. Ltd., Class A	1,046,440	1,611,762
Noah Holdings Ltd., ADR(a)(b)	74,556	2,906,193
Orient Securities Co. Ltd., Class A	915,664	2,122,293
Pacific Securities Co. Ltd. (The), Class A(a)	1,124,193	568,178
SDIC Capital Co. Ltd., Class A	1,127,414	1,629,334
Sealand Securities Co. Ltd., Class A	1,351,660	867,203
Shanxi Securities Co. Ltd., Class A	741,221	752,131
Shenwan Hongyuan Group Co. Ltd., Class A	3,749,639	2,731,085
Sinolink Securities Co. Ltd., Class A	479,626	816,222
SooChow Securities Co. Ltd., Class A	697,650	1,022,029
Up Fintech Holding Ltd., ADR(a)(b)	175,708	2,421,256
Western Securities Co. Ltd., Class A	1,002,830	1,265,815
Zheshang Securities Co. Ltd., Class A(a)	566,800	1,088,999

		108,240,738

Chemicals — 0.7%
Guangzhou Tinci Materials Technology Co. Ltd., Class A	131,200	2,771,169

Security	Shares	Value

Chemicals (continued)
Hengli Petrochemical Co. Ltd., Class A	828,410	$3,361,793
Hengyi Petrochemical Co. Ltd., Class A	741,276	1,344,945
Huabao International Holdings Ltd.	1,744,000	4,166,342
Huafon Chemical Co. Ltd., Class A	740,000	1,591,677
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	1,395,200	1,255,827
Jiangsu Eastern Shenghong Co. Ltd., Class A	436,000	2,188,086
Kingfa Sci & Tech Co. Ltd., Class A	435,500	1,093,440
LB Group Co. Ltd., Class A	348,800	2,026,304
Ningxia Baofeng Energy Group Co. Ltd., Class A	957,500	2,379,295
Rongsheng Petrochemical Co. Ltd., Class A	1,395,242	4,034,293
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	348,870	1,968,080
Shandong Sinocera Functional Material Co. Ltd., Class A	174,700	1,239,940
Shanghai Putailai New Energy Technology Co. Ltd., Class A	87,200	2,066,903
Skshu Paint Co. Ltd., Class A	61,000	1,377,073
Tongkun Group Co. Ltd., Class A	392,476	1,451,976
Transfar Zhilian Co. Ltd., Class A	654,093	879,822
Wanhua Chemical Group Co. Ltd., Class A	436,073	7,198,002
Zhejiang Longsheng Group Co. Ltd., Class A	828,471	1,736,405
Zhejiang Satellite Petrochemical Co. Ltd., Class A	261,604	1,698,151

		45,829,523

Commercial Services & Supplies — 0.1%
Beijing Originwater Technology Co. Ltd., Class A	872,097	1,023,762
China Everbright Environment Group Ltd.	8,284,148	5,727,370
Shanghai M&G Stationery Inc., Class A	130,800	1,400,033

		8,151,165

Communications Equipment — 0.3%
BYD Electronic International Co. Ltd.(b)	1,527,000	6,985,104
Fiberhome Telecommunication Technologies Co. Ltd., Class A	208,477	587,454
Guangzhou Haige Communications Group Inc. Co., Class A	697,684	1,209,177
Yealink Network Technology Corp. Ltd., Class A	116,694	1,556,153
Zhongji Innolight Co. Ltd., Class A	130,897	718,058
ZTE Corp., Class A	508,956	2,620,588
ZTE Corp., Class H	1,656,840	5,835,774

		19,512,308

Construction & Engineering — 0.7%
China Communications Services Corp. Ltd., Class H	6,104,800	3,244,091
China Conch Venture Holdings Ltd.	3,706,000	15,168,007
China National Chemical Engineering Co. Ltd., Class A	872,095	1,826,927
China Railway Group Ltd., Class A	3,444,498	3,003,375
China Railway Group Ltd., Class H	8,284,000	3,967,410
China State Construction Engineering Corp. Ltd., Class A	5,929,698	4,409,394
China State Construction International Holdings Ltd.	4,360,000	3,525,942
Metallurgical Corp. of China Ltd., Class A	3,444,400	2,677,797
Power Construction Corp. of China Ltd., Class A	2,354,497	2,264,729
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	610,468	671,404

		40,759,076

Construction Materials — 0.6%
Anhui Conch Cement Co. Ltd., Class A	598,591	3,706,420
Anhui Conch Cement Co. Ltd., Class H	2,616,000	14,154,174
China Jushi Co. Ltd., Class A	654,005	1,777,830
China National Building Material Co. Ltd., Class H	8,720,000	11,908,024

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials (continued)
China Resources Cement Holdings Ltd.	5,232,000	$5,129,913
Tangshan Jidong Cement Co. Ltd., Class A	436,068	857,829

		37,534,190

Consumer Finance — 0.1%
360 DigiTech Inc.(a)	187,044	4,264,603
Lufax Holding Ltd., ADR(a)(b)	392,836	3,405,888

		7,670,491

Containers & Packaging — 0.1%
Yunnan Energy New Material Co. Ltd., Class A	130,800	5,724,406

Distributors — 0.0%
Wuchan Zhongda Group Co. Ltd., Class A	828,403	780,392

Diversified Consumer Services — 0.3%
China East Education Holdings Ltd.(c)	1,308,000	1,403,387
China Education Group Holdings Ltd.(b)	1,744,000	3,297,262
China Yuhua Education Corp. Ltd.(c)	3,488,000	1,863,827
Gaotu Techedu Inc.(a)(b)	272,064	783,544
New Oriental Education & Technology Group Inc., ADR(a)	3,394,260	7,671,028
Offcn Education Technology Co. Ltd., Class A(a)	348,805	569,245
TAL Education Group, ADR(a)(b)	916,908	4,877,951

		20,466,244

Diversified Financial Services — 0.1%
AVIC Industry-Finance Holdings Co. Ltd., Class A	1,700,482	1,042,780
Far East Horizon Ltd.	3,488,000	3,964,528

		5,007,308

Diversified Telecommunication Services — 0.2%
China Tower Corp. Ltd., Class H(c)	93,304,000	12,238,384

Electrical Equipment — 1.0%
Contemporary Amperex Technology Co. Ltd., Class A	310,171	23,829,726
Eve Energy Co. Ltd., Class A	270,036	4,278,885
Fangda Carbon New Material Co. Ltd., Class A	697,647	1,397,169
Gotion High-tech Co. Ltd., Class A(a)	174,400	1,452,289
Hongfa Technology Co. Ltd., Class A	130,800	1,263,704
NARI Technology Co. Ltd., Class A	784,877	4,254,679
Sungrow Power Supply Co. Ltd., Class A	197,800	4,817,624
Sunwoda Electronic Co. Ltd., Class A	261,698	1,590,048
Suzhou Maxwell Technologies Co. Ltd., Class A	13,620	1,640,087
TBEA Co. Ltd., Class A	566,857	2,153,837
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	705,620	1,596,543
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	1,569,720	3,009,296
Zhejiang Chint Electrics Co. Ltd., Class A	305,268	2,974,405
Zhuzhou CRRC Times Electric Co. Ltd., Class H(a)	1,177,200	7,075,136

		61,333,428

Electronic Equipment, Instruments & Components — 1.8%
AAC Technologies Holdings Inc.	1,526,000	8,459,630
Avary Holding Shenzhen Co. Ltd., Class A	217,000	1,065,649
BOE Technology Group Co. Ltd., Class A	4,796,000	4,321,516
Chaozhou Three-Circle Group Co. Ltd., Class A	305,200	1,778,114
Foxconn Industrial Internet Co. Ltd., Class A	1,177,296	2,093,916
GoerTek Inc., Class A	479,600	3,458,571
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	87,219	1,176,541
Kingboard Holdings Ltd.	1,526,000	7,503,225
Kingboard Laminates Holdings Ltd.	1,962,000	3,858,211
Lens Technology Co. Ltd., Class A	697,688	2,547,791

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Lingyi iTech Guangdong Co., Class A	1,177,200	$1,219,620
Luxshare Precision Industry Co. Ltd., Class A	959,224	5,025,611
Maxscend Microelectronics Co. Ltd., Class A	44,320	2,603,475
Raytron Technology Co. Ltd., Class A	70,314	1,355,110
Shengyi Technology Co. Ltd., Class A	392,400	1,427,717
Shennan Circuits Co. Ltd., Class A	61,224	867,115
Sunny Optical Technology Group Co. Ltd	1,569,600	47,498,554
Tianma Microelectronics Co. Ltd., Class A	523,299	1,146,965
Unisplendour Corp. Ltd., Class A	392,420	1,444,364
Universal Scientific Industrial Shanghai Co. Ltd., Class A	250,200	536,579
Wingtech Technology Co. Ltd., Class A	174,400	3,224,870
Wuhan Guide Infrared Co. Ltd., Class A	359,665	1,525,055
WUS Printed Circuit Kunshan Co. Ltd., Class A	479,708	831,321
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	139,796	1,613,325
Zhejiang Dahua Technology Co. Ltd., Class A	523,200	1,864,996

		108,447,841

Energy Equipment & Services — 0.1%
China Oilfield Services Ltd., Class H	4,360,000	3,787,268
Offshore Oil Engineering Co. Ltd., Class A	688,198	483,041
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	130,892	745,112

		5,015,421

Entertainment — 2.3%
Alibaba Pictures Group Ltd.(a)(b)	30,520,000	3,252,839
Beijing Enlight Media Co. Ltd., Class A	470,198	678,979
Bilibili Inc., ADR(a)(b)	357,956	28,718,810
Giant Network Group Co. Ltd., Class A	610,471	956,587
HUYA Inc., ADR(a)(b)	178,324	1,906,283
iQIYI Inc., ADR(a)(b)	623,916	5,652,679
Kunlun Tech Co. Ltd., Class A	218,061	569,010
Mango Excellent Media Co. Ltd., Class A	261,680	1,855,566
NetEase Inc., ADR	878,104	85,544,892
Perfect World Co. Ltd., Class A	325,600	676,388
Tencent Music Entertainment Group, ADR(a)(b)	1,460,600	12,911,704
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	348,800	921,155
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	1,220,898	1,182,123

		144,827,015

Food & Staples Retailing — 0.1%
DaShenLin Pharmaceutical Group Co. Ltd., Class A	130,836	923,183
Shanghai Bailian Group Co. Ltd., Class A	261,700	561,049
Sun Art Retail Group Ltd.(b)	4,360,000	2,645,116
Yifeng Pharmacy Chain Co. Ltd., Class A	140,798	1,130,647
Yonghui Superstores Co. Ltd., Class A	1,918,434	1,132,855

		6,392,850

Food Products — 1.9%
Angel Yeast Co. Ltd., Class A	130,824	812,817
Beijing Dabeinong Technology Group Co. Ltd., Class A	697,600	805,899
China Feihe Ltd.(c)	7,848,000	14,181,536
China Huishan Dairy Holdings Co. Ltd.(a)(d)	1,366,667	2
China Mengniu Dairy Co. Ltd.	6,976,000	41,958,969
Chongqing Fuling Zhacai Group Co. Ltd., Class A(a)	130,823	521,062
Dali Foods Group Co. Ltd.(c)	4,796,000	2,688,614
Foshan Haitian Flavouring & Food Co. Ltd., Class A	479,614	7,068,673
Fu Jian Anjoy Foods Co. Ltd., Class A	44,200	1,070,065
Guangdong Haid Group Co. Ltd., Class A	252,097	2,511,106
Henan Shuanghui Investment & Development Co. Ltd., Class A	443,708	1,657,881
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	828,425	4,371,324

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Jiangxi Zhengbang Technology Co. Ltd., Class A	566,800	$751,460
Juewei Food Co. Ltd., Class A	87,200	851,649
Muyuan Foods Co. Ltd., Class A	697,616	4,570,808
New Hope Liuhe Co. Ltd., Class A(a)	654,099	1,108,385
Tingyi Cayman Islands Holding Corp.	4,360,000	7,764,051
Tongwei Co. Ltd., Class A	610,499	5,776,764
Uni-President China Holdings Ltd.	3,052,000	2,884,622
Want Want China Holdings Ltd.	10,464,000	7,110,901
Wens Foodstuffs Group Co. Ltd., Class A	1,220,816	2,455,819
Yihai International Holding Ltd.(b)	1,069,000	5,783,333
Yihai Kerry Arawana Holdings Co. Ltd., Class A	174,400	1,827,232

		118,532,972

Gas Utilities — 1.3%
Beijing Enterprises Holdings Ltd.	1,308,000	4,501,401
China Gas Holdings Ltd.	6,714,400	19,435,585
China Resources Gas Group Ltd.	2,156,000	13,084,391
ENN Energy Holdings Ltd.	1,700,400	33,646,904
Kunlun Energy Co. Ltd.	8,720,000	9,222,623

		79,890,904

Health Care Equipment & Supplies — 0.6%
Autobio Diagnostics Co. Ltd., Class A	87,256	667,218
Intco Medical Technology Co. Ltd., Class A	44,200	699,702
Jafron Biomedical Co. Ltd., Class A	130,820	993,070
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	193,500	981,751
Lepu Medical Technology Beijing Co. Ltd., Class A	261,600	1,046,632
Microport Scientific Corp.	1,395,200	8,654,190
Ovctek China Inc., Class A	122,240	1,267,852
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	5,600,000	9,214,416
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	174,495	8,888,408
Venus MedTech Hangzhou Inc., Class H(a)(c)	436,000	2,063,706

		34,476,945

Health Care Providers & Services — 0.5%
Aier Eye Hospital Group Co. Ltd., Class A	697,674	4,568,801
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	77,794	1,270,949
Huadong Medicine Co. Ltd., Class A	261,680	1,248,662
Jinxin Fertility Group Ltd.(b)(c)	3,018,000	4,795,717
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	610,481	670,478
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	1,002,800	7,411,241
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	347,064	1,032,288
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,613,200	3,200,313
Sinopharm Group Co. Ltd., Class H	2,964,800	7,629,927
Topchoice Medical Corp., Class A(a)	43,600	1,590,709

		33,419,085

Health Care Technology — 0.2%
Alibaba Health Information Technology Ltd.(a)	8,720,000	14,393,054
Winning Health Technology Group Co. Ltd., Class A	390,556	859,268

		15,252,322

Hotels, Restaurants & Leisure — 2.1%
Haidilao International Holding Ltd.(b)(c)	2,180,000	8,896,974
Huazhu Group Ltd., ADR(a)	388,040	18,738,452
Jiumaojiu International Holdings Ltd.(c)	1,744,000	5,853,379
Shenzhen Overseas Chinese Town Co. Ltd., Class A	1,264,438	1,319,457
Songcheng Performance Development Co. Ltd., Class A	436,077	1,032,116

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Tongcheng-Elong Holdings Ltd.(a)	2,267,200	$5,285,259
Trip.com Group Ltd., ADR(a)(b)	1,117,032	34,058,306
Yum China Holdings Inc.	916,908	56,444,856

		131,628,799

Household Durables — 0.6%
Beijing Roborock Technology Co. Ltd., Class A	8,720	1,229,492
Ecovacs Robotics Co. Ltd., Class A	87,600	1,992,476
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	131,200	420,617
Haier Smart Home Co. Ltd., Class A	959,246	4,018,138
Haier Smart Home Co. Ltd., Class H	4,708,800	17,738,068
Huizhou Desay Sv Automotive Co. Ltd., Class A	87,700	1,199,653
Jason Furniture Hangzhou Co. Ltd., Class A	130,800	1,393,531
Midea Group Co. Ltd., Class A	479,600	4,908,104
NavInfo Co. Ltd., Class A(a)	523,218	900,094
Oppein Home Group Inc., Class A	59,920	1,433,603
Suofeiya Home Collection Co. Ltd., Class A	87,214	250,477
TCL Technology Group Corp., Class A	2,049,200	2,262,906
Zhejiang Supor Co. Ltd., Class A	130,896	990,088

		38,737,247

Household Products — 0.0%
Vinda International Holdings Ltd.(b)	872,000	2,570,175

Independent Power and Renewable Electricity Producers — 0.9%
CGN Power Co. Ltd., Class H(c)	20,056,000	4,433,953
China Longyuan Power Group Corp. Ltd., Class H	7,480,000	15,245,347
China National Nuclear Power Co. Ltd., Class A	2,441,676	2,072,791
China Power International Development Ltd.	9,156,000	3,697,258
China Resources Power Holdings Co. Ltd.	4,360,000	10,713,936
China Yangtze Power Co. Ltd., Class A	3,052,041	9,143,353
Huaneng Power International Inc., Class A	977,000	839,473
Huaneng Power International Inc., Class H	7,848,000	3,796,223
SDIC Power Holdings Co. Ltd., Class A	1,002,896	1,407,632
Shenergy Co. Ltd., Class A	1,002,855	1,011,564
Shenzhen Energy Group Co. Ltd., Class A	566,880	685,636
Sichuan Chuantou Energy Co. Ltd., Class A	690,562	1,217,622

		54,264,788

Industrial Conglomerates — 0.4%
China Baoan Group Co. Ltd., Class A	348,800	1,513,761
CITIC Ltd.	12,644,000	15,709,311
Fosun International Ltd.	5,450,000	6,893,684

		24,116,756

Insurance — 3.3%
China Life Insurance Co. Ltd., Class A	436,080	1,949,671
China Life Insurance Co. Ltd., Class H	15,696,000	26,318,306
China Pacific Insurance Group Co. Ltd., Class A	959,247	3,910,801
China Pacific Insurance Group Co. Ltd., Class H	5,842,400	16,466,044
China Taiping Insurance Holdings Co. Ltd.	3,575,324	5,223,855
New China Life Insurance Co. Ltd., Class A	341,924	2,153,027
New China Life Insurance Co. Ltd., Class H	1,700,400	5,005,543
People’s Insurance Co. Group of China Ltd. (The), Class H	18,312,000	5,648,802
PICC Property & Casualty Co. Ltd., Class H	14,824,462	13,402,976
Ping An Insurance Group Co. of China Ltd., Class A	1,526,043	11,808,669
Ping An Insurance Group Co. of China Ltd., Class H	13,734,000	106,343,424
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	1,090,000	5,314,793

		203,545,911

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services — 14.7%
Autohome Inc., ADR	160,884	$7,120,726
Baidu Inc., ADR(a)	605,604	95,091,940
Hello Group Inc., ADR	339,644	4,462,922
JOYY Inc., ADR	121,644	7,700,065
Kuaishou Technology(a)(b)(c)	566,800	6,184,494
Tencent Holdings Ltd.	12,600,400	778,235,739
Weibo Corp., ADR(a)	138,648	7,004,497

		905,800,383

Internet & Direct Marketing Retail — 20.3%
Alibaba Group Holding Ltd.(a)	33,223,268	695,681,695
Baozun Inc., ADR(a)(b)	129,928	3,128,666
Dada Nexus Ltd., ADR(a)(b)	130,364	3,087,020
HengTen Networks Group Ltd.(a)(b)	6,976,000	3,423,413
JD Health International Inc.(a)(b)(c)	741,200	6,934,861
JD.com Inc., ADR(a)	1,900,960	149,339,418
Meituan, Class B(a)(c)	8,807,200	281,606,335
Pinduoduo Inc., ADR(a)	958,764	95,895,575
Vipshop Holdings Ltd., ADR(a)	992,336	14,676,649

		1,253,773,632

IT Services — 0.6%
21Vianet Group Inc., ADR(a)(b)	203,176	4,020,853
Beijing Sinnet Technology Co. Ltd., Class A	436,096	945,553
China TransInfo Technology Co. Ltd., Class A	436,047	1,038,067
Chinasoft International Ltd.	5,232,000	8,866,371
Chindata Group Holdings Ltd., ADR(a)(b)	190,096	2,258,341
DHC Software Co. Ltd., Class A	784,828	930,248
GDS Holdings Ltd., ADR(a)	192,712	11,269,798
Kingsoft Cloud Holdings Ltd., ADR(a)(b)	122,080	3,929,755
TravelSky Technology Ltd., Class H	2,251,000	4,216,665

		37,475,651

Life Sciences Tools & Services — 2.8%
Genscript Biotech Corp.(a)	2,666,000	12,674,817
Hangzhou Tigermed Consulting Co. Ltd., Class A	43,637	907,944
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	281,500	4,994,575
Pharmaron Beijing Co. Ltd., Class A	87,700	2,619,159
Pharmaron Beijing Co. Ltd., Class H(c)	305,200	6,771,531
WuXi AppTec Co. Ltd., Class A	366,564	7,553,101
WuXi AppTec Co. Ltd., Class H(c)	697,681	13,913,882
Wuxi Biologics Cayman Inc., New(a)(c)	7,848,000	121,502,365

		170,937,374

Machinery — 0.9%
China CSSC Holdings Ltd., Class A	697,600	2,582,373
CRRC Corp. Ltd., Class A	3,270,000	3,419,946
Haitian International Holdings Ltd.	1,308,000	5,011,720
Hefei Meiya Optoelectronic Technology Inc., Class A	129,023	858,596
Jiangsu Hengli Hydraulic Co. Ltd., Class A	192,204	2,831,594
Sany Heavy Equipment International Holdings Co. Ltd.	2,616,000	3,361,656
Sany Heavy Industry Co. Ltd., Class A	1,133,609	4,606,620
Shenzhen Inovance Technology Co. Ltd., Class A	348,830	3,842,901
Sinotruk Hong Kong Ltd.	1,526,000	3,006,623
Weichai Power Co. Ltd., Class A	872,068	2,712,166
Weichai Power Co. Ltd., Class H	4,360,000	11,001,800
Wuxi Shangji Automation Co. Ltd., Class A	44,200	2,203,345
XCMG Construction Machinery Co. Ltd., Class A	1,360,399	1,372,300
Yutong Bus Co. Ltd., Class A	479,699	914,816
Zhejiang Dingli Machinery Co. Ltd., Class A	104,605	1,138,674
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	566,887	2,218,007
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	1,046,416	1,278,586

Security	Shares	Value

Machinery (continued)
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	2,877,600	$2,742,030

		55,103,753

Marine — 0.3%
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	1,700,400	5,459,529
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(b)	7,194,100	13,578,045

		19,037,574

Media — 0.2%
China Literature Ltd.(a)(b)(c)	872,000	7,334,748
Focus Media Information Technology Co. Ltd., Class A	2,049,238	2,285,392

		9,620,140

Metals & Mining — 1.7%
Aluminum Corp. of China Ltd., Class A(a)	2,049,200	2,477,474
Aluminum Corp. of China Ltd., Class H(a)	8,720,000	6,327,647
Baoshan Iron & Steel Co. Ltd., Class A	3,139,277	4,955,210
China Hongqiao Group Ltd.	5,014,000	7,436,871
China Molybdenum Co. Ltd., Class A	2,746,800	3,325,406
China Molybdenum Co. Ltd., Class H	6,540,000	5,102,289
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	479,600	4,308,255
Ganfeng Lithium Co. Ltd., Class A	130,895	4,466,938
Ganfeng Lithium Co. Ltd., Class H(c)	610,400	14,063,379
GEM Co. Ltd., Class A	784,800	1,635,317
Hunan Valin Steel Co. Ltd., Class A	957,500	1,156,518
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	6,409,292	3,734,275
Jiangsu Shagang Co. Ltd., Class A	395,100	443,826
Jiangxi Copper Co. Ltd., Class H	2,616,000	5,293,291
MMG Ltd.(a)	6,976,000	3,359,931
Shandong Gold Mining Co. Ltd., Class A	392,491	1,096,243
Shandong Gold Mining Co. Ltd., Class H(b)(c)	1,853,000	2,994,317
Shandong Nanshan Aluminum Co. Ltd., Class A	1,914,500	1,711,290
Shanxi Taigang Stainless Steel Co. Ltd., Class A	1,002,800	1,567,082
Tongling Nonferrous Metals Group Co. Ltd., Class A	2,528,800	1,660,645
Yunnan Aluminium Co. Ltd., Class A(a)	479,000	1,303,194
Zhaojin Mining Industry Co. Ltd., Class H	2,834,000	2,314,805
Zhejiang Huayou Cobalt Co. Ltd., Class A	164,998	3,588,649
Zijin Mining Group Co. Ltd., Class A	2,964,800	5,110,557
Zijin Mining Group Co. Ltd., Class H	12,208,000	17,274,035

		106,707,444

Oil, Gas & Consumable Fuels — 1.3%
China Merchants Energy Shipping Co. Ltd., Class A	1,308,115	879,465
China Petroleum & Chemical Corp., Class A	4,229,488	2,787,575
China Petroleum & Chemical Corp., Class H	52,321,000	25,173,589
China Shenhua Energy Co. Ltd., Class A	784,805	2,431,203
China Shenhua Energy Co. Ltd., Class H	7,412,000	16,390,215
PetroChina Co. Ltd., Class A	2,790,490	2,133,253
PetroChina Co. Ltd., Class H	46,216,000	20,188,069
Shaanxi Coal Industry Co. Ltd., Class A	1,526,088	3,238,651
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	479,600	1,179,557
Shanxi Meijin Energy Co. Ltd., Class A(a)	654,000	1,407,380
Yanzhou Coal Mining Co. Ltd., Class A	348,803	1,375,222
Yanzhou Coal Mining Co. Ltd., Class H	3,488,000	6,080,030

		83,264,209

Paper & Forest Products — 0.1%
Lee & Man Paper Manufacturing Ltd.	3,052,000	2,678,597
Nine Dragons Paper Holdings Ltd.	3,488,000	4,765,023

		7,443,620

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products — 0.1%
By-Health Co. Ltd., Class A	261,600	$1,019,169
Hengan International Group Co. Ltd.(b)	1,308,000	7,574,740
Shanghai Jahwa United Co. Ltd., Class A	87,200	643,754

		9,237,663

Pharmaceuticals — 1.9%
Asymchem Laboratories Tianjin Co. Ltd., Class A	37,300	2,024,281
Betta Pharmaceuticals Co. Ltd., Class A	77,798	887,896
CanSino Biologics Inc., Class H(a)(b)(c)	174,400	6,892,119
Changchun High & New Technology Industry Group Inc., Class A	68,396	2,705,140
China Medical System Holdings Ltd.	3,052,000	5,990,343
China Resources Pharmaceutical Group Ltd.(c)	3,488,000	1,813,963
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	261,694	1,132,414
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	6,104,000	2,905,337
CSPC Pharmaceutical Group Ltd.	20,056,400	25,443,582
Dong-E-E-Jiao Co. Ltd., Class A	131,188	698,797
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	348,895	1,592,346
Hansoh Pharmaceutical Group Co. Ltd.(c)	2,616,000	7,132,613
Humanwell Healthcare Group Co. Ltd., Class A	174,700	585,216
Hutchmed China Ltd., ADR(a)	187,044	7,549,096
Jiangsu Hengrui Medicine Co. Ltd., Class A	828,490	5,805,574
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	385,362	659,241
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	170,574	760,224
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	261,684	2,565,683
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,090,000	6,992,486
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A(a)	174,400	684,417
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	244,640	647,728
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	261,665	737,762
Sino Biopharmaceutical Ltd.	22,672,000	18,962,327
SSY Group Ltd.	2,616,000	1,623,172
Yunnan Baiyao Group Co. Ltd., Class A	174,432	2,397,038
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	87,309	4,697,081
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	218,046	540,950
Zhejiang NHU Co. Ltd., Class A	436,095	1,944,790
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	81,506	647,200

		117,018,816

Professional Services — 0.1%
51job Inc., ADR(a)(b)	65,836	5,056,205

Real Estate Management & Development — 4.2%
Agile Group Holdings Ltd.	2,616,000	2,999,996
A-Living Smart City Services Co. Ltd.(c)	1,199,000	4,765,239
China Aoyuan Group Ltd.	2,616,000	1,564,035
China Evergrande Group(b)	4,360,000	2,446,675
China Fortune Land Development Co. Ltd., Class A(a)	784,895	460,814
China Jinmao Holdings Group Ltd.	13,080,000	4,252,342
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,395,233	2,150,923
China Overseas Land & Investment Ltd.	8,284,000	19,083,740
China Overseas Property Holdings Ltd.	2,180,000	1,859,160
China Resources Land Ltd.	7,136,665	26,507,851

Security	Shares	Value

Real Estate Management & Development (continued)
China Resources Mixc Lifestyle Services Ltd.(c)	1,133,600	$5,949,281
China Vanke Co. Ltd., Class A	1,438,809	4,412,245
China Vanke Co. Ltd., Class H	3,575,231	9,646,532
CIFI Ever Sunshine Services Group Ltd.	1,442,000	2,978,805
CIFI Holdings Group Co. Ltd.	6,976,000	4,689,421
Country Garden Holdings Co. Ltd.(b)	16,568,727	18,313,409
Country Garden Services Holdings Co. Ltd.	3,191,000	24,349,596
Financial Street Holdings Co. Ltd., Class A	697,659	700,211
Gemdale Corp., Class A	742,297	1,198,303
Greenland Holdings Corp. Ltd., Class A	1,419,525	978,165
Greentown China Holdings Ltd.(b)	1,962,000	3,009,628
Greentown Service Group Co. Ltd.	3,488,000	3,731,321
Guangzhou R&F Properties Co. Ltd., Class H	3,488,000	2,973,905
Hopson Development Holdings Ltd.	1,395,200	5,435,530
Jinke Properties Group Co. Ltd., Class A	916,881	681,087
Kaisa Group Holdings Ltd.	6,540,000	2,176,920
KE Holdings Inc., ADR(a)(b)	784,800	14,197,032
KWG Group Holdings Ltd.	2,834,000	2,983,618
Logan Group Co. Ltd.	3,052,000	3,637,867
Longfor Group Holdings Ltd.(c)	3,924,000	16,980,387
Poly Developments and Holdings Group Co. Ltd., Class A	1,700,475	2,999,199
Poly Property Services Co. Ltd., Class H(b)	261,600	1,599,133
Powerlong Real Estate Holdings Ltd.	3,052,000	2,479,417
RiseSun Real Estate Development Co. Ltd., Class A	1,351,630	993,983
Seazen Group Ltd.(b)	4,360,000	3,861,588
Seazen Holdings Co. Ltd., Class A	305,264	1,590,862
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	2,877,694	2,585,585
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	436,009	1,165,732
Shenzhen Investment Ltd.	6,976,000	2,070,631
Shimao Group Holdings Ltd.	2,616,000	5,405,489
Shimao Services Holdings Ltd.(c)	1,308,000	3,064,728
Sunac China Holdings Ltd.	5,668,000	14,492,036
Sunac Services Holdings Ltd.(a)(c)	1,744,000	4,543,467
Wharf Holdings Ltd. (The)	3,052,000	10,300,708
Yuexiu Property Co. Ltd.	2,957,600	2,772,424
Zhenro Properties Group Ltd.	3,488,000	2,036,081
Zhongtian Financial Group Co. Ltd., Class A(a)	1,526,091	578,759

		257,653,860

Road & Rail — 0.2%
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	5,711,600	4,203,691
DiDi Global Inc.(a)(b)	656,616	5,397,383

		9,601,074

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro-Fabrication Equipment Inc., Class A(a)	79,788	2,037,953
Daqo New Energy Corp., ADR(a)(b)	124,696	7,645,112
Flat Glass Group Co. Ltd., Class H	872,000	5,096,734
GCL System Integration Technology Co. Ltd., Class A(a)	959,245	810,016
Gigadevice Semiconductor Beijing Inc., Class A	97,287	2,308,199
Hangzhou First Applied Material Co. Ltd., Class A	131,200	3,089,518
Hangzhou Silan Microelectronics Co. Ltd., Class A	174,400	1,482,065
Hua Hong Semiconductor Ltd.(a)(b)(c)	1,153,000	6,785,715
Ingenic Semiconductor Co. Ltd., Class A	87,600	1,933,844
JA Solar Technology Co. Ltd., Class A	177,350	2,138,869
JCET Group Co. Ltd., Class A	261,700	1,384,292

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
LONGi Green Energy Technology Co. Ltd., Class A	697,625	$9,680,268
National Silicon Industry Group Co. Ltd., Class A(a)	256,368	1,191,264
NAURA Technology Group Co. Ltd., Class A	66,000	3,637,694
Sanan Optoelectronics Co. Ltd., Class A	610,460	3,436,882
SG Micro Corp., Class A	43,400	2,149,613
Shenzhen Goodix Technology Co. Ltd., Class A	87,200	1,408,184
Shenzhen SC New Energy Technology Corp., Class A	43,600	1,391,555
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	392,498	3,281,643
Tianshui Huatian Technology Co. Ltd., Class A	479,629	947,061
TongFu Microelectronics Co. Ltd., Class A	257,296	820,841
Unigroup Guoxin Microelectronics Co. Ltd., Class A	80,000	2,772,347
Will Semiconductor Co. Ltd. Shanghai, Class A	130,800	4,908,953
Xinyi Solar Holdings Ltd.	10,464,000	25,324,831
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	174,428	2,098,666

		97,762,119

Software — 1.0%
360 Security Technology Inc., Class A(a)	1,046,400	1,929,584
Agora Inc., ADR(a)(b)	108,128	3,667,702
Beijing E-Hualu Information Technology Co. Ltd., Class A(a)	146,920	776,923
Beijing Kingsoft Office Software Inc., Class A	50,140	1,938,307
Beijing Shiji Information Technology Co. Ltd., Class A	183,404	485,258
China National Software & Service Co. Ltd., Class A	87,200	657,447
China Youzan Ltd.(a)	31,392,000	4,394,682
Hundsun Technologies Inc., Class A	216,674	1,665,438
Iflytek Co. Ltd., Class A	299,359	2,428,737
Kingdee International Software Group Co. Ltd.(a)	5,668,000	20,639,306
Kingsoft Corp. Ltd.	2,092,800	8,395,026
Ming Yuan Cloud Group Holdings Ltd.	872,000	3,029,995
OneConnect Financial Technology Co. Ltd.(a)(b)	297,352	1,397,554
Sangfor Technologies Inc., Class A	55,000	2,326,152
Shanghai Baosight Software Co. Ltd., Class A	170,580	1,857,341
Thunder Software Technology Co. Ltd., Class A	44,200	812,199
Weimob Inc.(a)(b)(c)	3,924,000	5,752,100
Yonyou Network Technology Co. Ltd., Class A	479,612	2,492,236

		64,645,987

Specialty Retail — 0.6%
China Meidong Auto Holdings Ltd.	1,246,000	6,249,736
China Tourism Group Duty Free Corp. Ltd., Class A	261,689	9,266,880
GOME Retail Holdings Ltd.(a)(b)	26,596,000	2,873,703
Suning.com Co. Ltd., Class A(a)	1,874,871	1,533,815
Topsports International Holdings Ltd.(c)	3,488,000	4,598,997
Zhongsheng Group Holdings Ltd.	1,308,000	10,936,184

		35,459,315

Technology Hardware, Storage & Peripherals — 2.0%
China Greatwall Technology Group Co. Ltd., Class A	436,000	992,173
GRG Banking Equipment Co. Ltd., Class A	436,000	719,575
Inspur Electronic Information Industry Co. Ltd., Class A	232,280	1,078,992
Lenovo Group Ltd.	15,696,000	17,313,196
Ninestar Corp., Class A	261,626	1,428,384
Shenzhen Kaifa Technology Co. Ltd., Class A	257,104	635,492
Xiaomi Corp., Class B(a)(c)	31,392,000	101,189,347

		123,357,159

Textiles, Apparel & Luxury Goods — 2.6%
ANTA Sports Products Ltd.	2,399,000	49,277,526
Bosideng International Holdings Ltd.	6,976,000	5,694,934
Li Ning Co. Ltd.	5,014,000	67,236,590

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Shenzhou International Group Holdings Ltd.	1,831,200	$39,693,312

		161,902,362

Tobacco — 0.4%
RLX Technology Inc., ADR(a)(b)	1,277,916	6,568,488
Smoore International Holdings Ltd.(c)	3,924,000	21,060,851

		27,629,339

Trading Companies & Distributors — 0.1%
Beijing United Information Technology Co. Ltd., Class A	44,200	745,252
BOC Aviation Ltd.(c)	479,600	3,595,420

		4,340,672

Transportation Infrastructure — 0.4%
Beijing Capital International Airport Co. Ltd., Class H(a)	4,360,000	2,624,742
China Merchants Port Holdings Co. Ltd.	3,488,000	5,867,951
COSCO SHIPPING Ports Ltd.	4,360,000	3,625,766
Jiangsu Expressway Co. Ltd., Class H	2,616,000	2,714,401
Shanghai International Airport Co. Ltd., Class A(a)	174,699	1,170,938
Shanghai International Port Group Co. Ltd., Class A	2,180,077	1,887,808
Shenzhen International Holdings Ltd.	2,616,000	3,413,743
Zhejiang Expressway Co. Ltd., Class H	2,616,000	2,293,955

		23,599,304

Water Utilities — 0.2%
Beijing Enterprises Water Group Ltd.(b)	10,464,000	4,315,727
Guangdong Investment Ltd.	6,104,000	8,477,104

		12,792,831

Wireless Telecommunication Services — 0.0%
China United Network Communications Ltd., Class A	3,400,800	2,207,816

Total Common Stocks — 99.7% (Cost: $5,124,490,207)		6,163,100,114

Short-Term Investments

Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	148,005,488	148,079,490
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	6,820,000	6,820,000

		154,899,490

Total Short-Term Investments — 2.5% (Cost: $154,792,562)		154,899,490

Total Investments in Securities — 102.2% (Cost: $5,279,282,769)		6,317,999,604

Other Assets, Less Liabilities — (2.2)%		(135,530,588)

Net Assets — 100.0%		$6,182,469,016

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$249,675,557	$—		$(101,489,583	)(a)	$8,629	$(115,113)	$148,079,490	148,005,488	$1,640,280	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,710,000	4,110,000	(a)	—		—	—	6,820,000	6,820,000	2,097		—

						$8,629	$(115,113)	$154,899,490		$1,642,377		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	297	09/17/21	$15,245	$(1,635,087)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,635,087

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(4,765,750)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,328,396)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,618,877

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,079,635,023	$5,081,458,519	$2,006,572	$6,163,100,114
Money Market Funds	154,899,490	—	—	154,899,490

	$1,234,534,513	$5,081,458,519	$2,006,572	$6,317,999,604

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(1,635,087)	$—	$(1,635,087)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments August 31, 2021	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
EHang Holdings Ltd., ADR(a)(b)	18,381	$499,963

Air Freight & Logistics — 0.2%
BEST Inc., ADR(a)(b)	160,652	208,848

Auto Components — 2.4%
Chaowei Power Holdings Ltd.	396,000	122,681
Nexteer Automotive Group Ltd.	726,000	817,613
Prinx Chengshan Holdings Ltd.	138,000	136,803
Tianneng Power International Ltd.(b)	542,000	725,387
Wuling Motors Holdings Ltd.(b)	990,000	192,501
Xingda International Holdings Ltd.	778,000	175,722

		2,170,707

Automobiles — 0.9%
Niu Technologies, ADR(a)(b)	24,783	666,415
Qingling Motors Co. Ltd., Class H	560,000	144,387

		810,802

Beverages — 0.3%
China Foods Ltd.	700,000	235,426
China Huiyuan Juice Group Ltd.(c)	81,000	0	(d)

		235,426

Biotechnology — 4.1%
Alphamab Oncology(a)(e)	297,000	764,662
Ascentage Pharma Group International(a)(b)(e)	115,500	574,138
Ascletis Pharma Inc.(a)(e)	280,000	101,607
Beyondspring Inc.(a)	17,630	551,995
CStone Pharmaceuticals(a)(e)	381,500	643,985
Essex Bio-Technology Ltd.	245,000	206,964
Genetron Holdings Ltd., ADR(a)(b)	14,625	194,366
Immunotech Biopharm Ltd.(a)(b)	77,000	156,170
JHBP CY Holdings Ltd.(a)(e)	115,500	162,226
JW Cayman Therapeutics Co. Ltd.(a)(b)(e)	132,000	280,301

		3,636,414

Building Products — 0.5%
China Fangda Group Co. Ltd., Class B(a)	244,650	88,392
Luoyang Glass Co. Ltd., Class H(a)	198,000	352,893

		441,285

Capital Markets — 0.7%
BC Technology Group Ltd.(a)	148,500	284,636
China Renaissance Holdings Ltd.(e)	132,700	334,205

		618,841

Chemicals — 5.9%
China BlueChemical Ltd., Class H	1,452,000	449,929
China Longevity Group Co. Ltd.(a)(c)	96,000	0	(d)
China Lumena New Materials Corp.(a)(b)(c)	21,700	0	(d)
China Sanjiang Fine Chemicals Co. Ltd.	594,000	237,128
China XLX Fertiliser Ltd.	350,000	260,111
Dongyue Group Ltd.(b)	960,000	3,302,216
Fufeng Group Ltd.	1,224,600	466,786
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	327,293	211,278
Sinofert Holdings Ltd.(b)	1,706,000	348,000

		5,275,448

Commercial Services & Supplies — 0.6%
Beijing Enterprises Urban Resources Group Ltd.(a)	1,672,000	171,624
Binjiang Service Group Co. Ltd.	66,000	190,031
CT Environmental Group Ltd.(a)(c)	600,000	13,115

Security	Shares	Value

Commercial Services & Supplies (continued)
Dynagreen Environmental Protection Group Co. Ltd., Class H	313,000	$148,990

		523,760

Communications Equipment — 0.1%
Eastern Communications Co. Ltd., Class B	240,900	112,258

Construction & Engineering — 1.4%
Changsha Broad Homes Industrial Group Co Ltd., Class H(a)(b)(e)	83,400	123,181
Greentown Management Holdings Co. Ltd.(e)	397,000	192,175
Hebei Construction Group Corp. Ltd., Class H	375,500	114,782
ReneSola Ltd., ADR(a)(b)	31,383	219,681
Sinopec Engineering Group Co. Ltd., Class H	1,188,000	629,479

		1,279,298

Construction Materials — 0.6%
Asia Cement China Holdings Corp.	378,500	278,970
West China Cement Ltd.	1,794,000	286,096

		565,066

Consumer Finance — 2.7%
Differ Group Holding Co. Ltd.(b)	2,376,000	821,791
FinVolution Group, ADR	89,039	542,247
LexinFintech Holdings Ltd., ADR(a)(b)	82,673	575,404
Qudian Inc., ADR(a)	147,708	251,104
Yixin Group Ltd.(a)(e)	1,058,500	214,857

		2,405,403

Containers & Packaging — 0.5%
CPMC Holdings Ltd.	331,000	197,951
Greatview Aseptic Packaging Co. Ltd.	642,000	264,148

		462,099

Distributors — 0.6%
China Tobacco International HK Co. Ltd.(b)	170,000	338,817
Xinhua Winshare Publishing and Media Co. Ltd., Class H	330,000	231,666

		570,483

Diversified Consumer Services — 3.7%
17 Education & Technology Group Inc., ADR(a)	62,766	69,043
China Kepei Education Group Ltd.(b)	330,000	195,604
China Maple Leaf Educational Systems Ltd.(a)	1,214,000	244,797
China New Higher Education Group Ltd.(e)	708,000	380,826
China Online Education Group, ADR(a)	5,425	17,089
China Xinhua Education Group Ltd.(e)	385,000	87,619
Edvantage Group Holdings Ltd.	264,000	187,769
Fu Shou Yuan International Group Ltd.	964,000	869,548
Hope Education Group Co. Ltd.(e)	2,322,000	394,729
JH Educational Technology Inc.(b)	396,000	110,998
Koolearn Technology Holding Ltd.(a)(b)(e)	297,000	165,116
Minsheng Education Group Co. Ltd.(e)	832,000	130,126
OneSmart International Education Group Ltd., ADR(a)(b)	52,440	27,924
Scholar Education Group	117,000	30,731
Tianli Education International Holdings Ltd.	965,000	249,394
Wisdom Education International Holdings Co. Ltd.	660,000	132,535

		3,293,848

Diversified Financial Services — 0.9%
CSSC Hong Kong Shipping Co. Ltd.	990,000	166,775
Haitong UniTrust International Leasing Co. Ltd., Class H(e)	1,154,000	181,021
National Agricultural Holdings Ltd.(b)(c)	108,900	140
Sheng Ye Capital Ltd.	350,000	445,068

		793,004

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment — 1.0%
China Fiber Optic Network System Group Ltd.(c)	181,600	$0	(d)
China High Speed Transmission Equipment Group Co. Ltd.(a)(b)	330,000	238,705
Hangzhou Steam Turbine Co. Ltd., Class B	224,423	466,884
Harbin Electric Co. Ltd., Class H	552,000	181,547
Trony Solar Holdings Co. Ltd.(c)	216,000	0	(d)

		887,136

Electronic Equipment, Instruments & Components — 1.8%
Anxin-China Holdings Ltd.(c)	672,000	1
FIH Mobile Ltd.(a)(b)	2,656,000	395,889
MH Development Ltd.(a)(c)	112,000	9,188
PAX Global Technology Ltd.	640,000	791,257
Tongda Group Holdings Ltd.(a)	3,150,000	101,265
Zepp Health Corp., ADR(a)(b)	24,718	268,932

		1,566,532

Entertainment — 3.4%
BAIOO Family Interactive Ltd.(e)	924,000	99,459
Cathay Media And Education Group Inc.(e)	346,000	138,718
CMGE Technology Group Ltd.	792,000	355,414
DouYu International Holdings Ltd., ADR(a)	119,658	512,136
FriendTimes Inc.	528,000	96,356
Homeland Interactive Technology Ltd.(a)(b)	346,000	112,554
iDreamSky Technology Holdings Ltd.(a)(e)	411,600	249,603
IMAX China Holding Inc.(e)	100,200	145,840
NetDragon Websoft Holdings Ltd.	214,500	479,582
Untrade SMI Holdings(c)	267,200	0	(d)
XD Inc.(a)(b)	157,000	833,392

		3,023,054

Equity Real Estate Investment Trusts (REITs) — 1.0%
China Merchants Commercial Real Estate Investment Trust	500,000	190,937
Yuexiu REIT	1,360,000	711,489

		902,426

Food & Staples Retailing — 0.1%

111 Inc.(a)(b)	21,207	130,423

Food Products — 2.0%
China Modern Dairy Holdings Ltd.(b)	2,343,000	469,361
COFCO Joycome Foods Ltd.	1,932,000	571,209
Zhou Hei Ya International Holdings Co. Ltd.(e)	681,500	701,439

		1,742,009

Gas Utilities — 1.0%
Beijing Gas Blue Sky Holdings Ltd.(a)(c)	3,264,000	34,506
China Tian Lun Gas Holdings Ltd.(b)	250,000	256,270
Towngas China Co. Ltd.	862,000	627,299

		918,075

Health Care Equipment & Supplies — 3.6%
AK Medical Holdings Ltd.(e)	396,000	407,100
Beijing Chunlizhengda Medical Instruments Co. Ltd., Class H(a)(b)	69,600	175,193
China Isotope & Radiation Corp.(b)	42,000	130,679
Kangji Medical Holdings Ltd.	247,500	346,629
Lifetech Scientific Corp.(a)	3,036,000	1,640,868
Peijia Medical Ltd.(a)(e)	132,000	387,758
Shanghai Kindly Medical Instruments Co. Ltd., Class H	21,400	74,341
Untrade Hosa International Ltd.(c)	220,000	0	(d)

		3,162,568

Security	Shares	Value

Health Care Providers & Services — 1.7%
China Resources Medical Holdings Co. Ltd.	698,500	$615,492
Genertec Universal Medical Group Co. Ltd.(e)	780,000	634,585
IVD Medical Holding Ltd.	630,000	247,947

		1,498,024

Hotels, Restaurants & Leisure — 1.7%
BIT Mining Ltd., SP ADR(a)(b)	32,337	305,585
CA Cultural Technology Group Ltd.(a)(b)	482,000	170,071
China Travel International Investment Hong Kong Ltd.(a)	1,794,000	250,984
GreenTree Hospitality Group Ltd., ADR(a)(b)	11,076	101,124
Huangshan Tourism Development Co. Ltd., Class B(a)	185,400	129,557
Shanghai Jin Jiang Capital Co. Ltd., Class H	1,096,000	215,281
Xiabuxiabu Catering Management China Holdings Co. Ltd.(e)	353,000	311,912

		1,484,514

Household Durables — 1.7%
Konka Group Co. Ltd., Class B	408,000	128,875
Q Technology Group Co. Ltd.	342,000	600,416
Skyworth Group Ltd.(a)	1,210,000	378,019
TCL Electronics Holdings Ltd.	693,000	367,120

		1,474,430

Independent Power and Renewable Electricity Producers — 3.2%
Beijing Energy International Holding Co. Ltd.(a)	5,478,000	193,695
Beijing Jingneng Clean Energy Co. Ltd., Class H	1,152,000	296,211
Canvest Environmental Protection Group Co. Ltd.	401,000	222,736
CGN New Energy Holdings Co. Ltd.	1,062,000	641,445
China Datang Corp. Renewable Power Co. Ltd., Class H	1,856,000	539,359
China Everbright Greentech Ltd.(e)	535,000	183,473
Concord New Energy Group Ltd.	4,620,000	462,351
GCL New Energy Holdings Ltd.(a)	6,864,000	308,425

		2,847,695

Industrial Conglomerates — 0.6%
Shanghai Industrial Holdings Ltd.	367,000	570,297

Insurance — 0.5%
Fanhua Inc., ADR	33,099	473,978

Interactive Media & Services — 1.9%
Inke Ltd.(a)	924,000	213,988
Meitu Inc.(a)(e)	1,782,000	426,022
Qutoutiao Inc., ADR(a)(b)	70,632	98,885
Sohu.com Ltd., ADR(a)(b)	24,156	565,250
So-Young International Inc., ADR(a)(b)	18,946	110,834
Tongdao Liepin Group(a)	149,000	263,997

		1,678,976

Internet & Direct Marketing Retail — 0.6%
Cango Inc./KY, ADR(b)	22,341	98,300
Maoyan Entertainment(a)(b)(e)	326,600	430,276

		528,576

IT Services — 0.8%
Digital China Holdings Ltd.	603,000	376,053
Hi Sun Technology China Ltd.(a)	1,500,000	253,562
INESA Intelligent Tech Inc., Class B	247,500	112,674

		742,289

Life Sciences Tools & Services — 0.6%

Viva Biotech Holdings(e)	561,000	489,016

Machinery — 2.8%
China Yuchai International Ltd.	11,583	165,058
CIMC Enric Holdings Ltd.	590,000	866,707

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
CIMC Vehicles Group Co. Ltd., Class H(a)(e)	192,500	$164,347
First Tractor Co. Ltd., Class H	330,000	178,149
Lonking Holdings Ltd.	1,572,000	492,815
Shanghai Diesel Engine Co. Ltd., Class B	284,065	148,833
Shanghai Highly Group Co. Ltd., Class B	219,140	116,582
Sunpower Group Ltd.(b)	260,700	120,020
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H(b)	186,400	233,865

		2,486,376

Media — 1.0%
iClick Interactive Asia Group Ltd., ADR(a)(b)	51,315	246,825
Joy Spreader Group Inc.(a)(b)	528,000	175,566
Mobvista Inc.(a)(b)(e)	396,000	403,985
Netjoy Holdings Ltd.(a)	165,000	91,389

		917,765

Metals & Mining — 3.1%
China Metal Recycling Holdings Ltd.(c)	184,800	0	(d)
China Oriental Group Co. Ltd.	930,000	343,657
China Zhongwang Holdings Ltd.(a)(b)	1,271,200	275,870
Inner Mongolia Eerduosi Resources Co. Ltd., Class B	204,900	367,220
Jinchuan Group International Resources Co. Ltd.(b)	2,594,000	461,859
Perennial Energy Holdings Ltd.	660,000	145,112
Shougang Fushan Resources Group Ltd.	1,654,000	530,913
Tiangong International Co. Ltd.	902,000	593,477
Untrade Real Gold Mining(c)	126,000	0	(d)
Youyuan International Holdings Ltd.(c)	120,000	2,206

		2,720,314

Oil, Gas & Consumable Fuels — 1.1%
Inner Mongolia Yitai Coal Co. Ltd., Class B	869,600	686,449
Sinopec Kantons Holdings Ltd.	794,000	293,581

		980,030

Paper & Forest Products — 0.0%
China Forestry Holdings Co. Ltd.(c)	306,000	0	(d)
Qunxing Paper Holdings Co. Ltd.(c)	148,000	0	(d)
Superb Summit International Group Ltd.(c)	2,975	2

		2

Pharmaceuticals — 5.4%
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	212,000	292,327
China Animal Healthcare Ltd.(c)	140,000	0	(d)
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A(b)	868,000	691,949
China Shineway Pharmaceutical Group Ltd.(b)	245,000	264,931
Consun Pharmaceutical Group Ltd.	330,000	155,262
Hua Han Health Industry Holdings Ltd.(c)	651,960	1
Hua Medicine(a)(e)	561,000	331,805
Lee’s Pharmaceutical Holdings Ltd.	192,500	99,834
Luye Pharma Group Ltd.(a)(e)	1,452,000	772,840
Ocumension Therapeutics(a)(b)(e)	132,000	323,078
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., Class H	210,000	112,093
Shanghai Haixin Group Co., Class B	359,763	126,592
Sihuan Pharmaceutical Holdings Group Ltd.(b)	3,093,000	918,572
Tianjin ZhongXin Pharmaceutical Group Corp. Ltd., Class S(b)	161,700	213,444
Tong Ren Tang Technologies Co. Ltd., Class H	495,000	369,144
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(b)(e)	188,000	130,321

		4,802,193

Security	Shares	Value

Professional Services — 0.5%
Renrui Human Resources Technology Holdings Ltd.	44,700	$53,542
SOS Ltd.(a)(b)	144,738	392,240

		445,782

Real Estate Management & Development — 16.9%
Aoyuan Healthy Life Group Co. Ltd.(b)	243,000	137,242
Beijing Capital Land Ltd., Class H(a)	1,214,000	429,254
Beijing North Star Co. Ltd., Class H	540,000	92,383
C&D International Investment Group Ltd.(a)	278,000	570,151
C&D Property Management Group Co. Ltd.(a)	330,000	179,960
Central China Management Co. Ltd.	793,038	175,243
Central China New Life Ltd.	245,000	176,556
Central China Real Estate Ltd.	743,038	181,228
China Logistics Property Holdings Co. Ltd.(a)(b)(e)	477,000	245,938
China Merchants Land Ltd.	1,004,000	131,625
China Overseas Grand Oceans Group Ltd.	1,395,000	927,060
China SCE Group Holdings Ltd.	1,397,800	559,816
China South City Holdings Ltd.	3,664,000	338,973
China Vast Industrial Urban Development Co. Ltd.(e)	298,000	98,089
Colour Life Services Group Co. Ltd.(b)	348,000	120,005
Cosmopolitan International Holdings Ltd.(a)	1,424,000	205,065
DaFa Properties Group Ltd.(b)	210,000	180,908
Datang Group Holdings Ltd.(b)	267,000	159,543
Dexin China Holdings Co. Ltd.	675,000	247,350
E-House China Enterprise Holdings Ltd.	579,600	163,987
Excellence Commercial Property & Facilities Management Group Ltd.	264,000	212,056
Fantasia Holdings Group Co. Ltd.(b)	1,435,500	130,751
Ganglong China Property Group Ltd.	397,000	239,357
Gemdale Properties & Investment Corp. Ltd.	5,388,000	604,238
Glory Sun Financial Group Ltd.(a)	8,996,000	268,349
Greenland Hong Kong Holdings Ltd.	677,000	187,874
Huijing Holdings Co. Ltd.	630,000	157,957
Jiayuan International Group Ltd.(b)	1,144,000	454,514
Jingrui Holdings Ltd.	430,000	140,432
JY Grandmark Holdings Ltd.(b)	393,000	162,709
Kaisa Prosperity Holdings Ltd.	46,500	146,621
KWG Living Group Holdings Ltd.	745,000	625,001
Leading Holdings Group Ltd.(a)	243,000	207,171
LVGEM China Real Estate Investment Co. Ltd.(a)(b)	860,000	200,143
Poly Property Group Co. Ltd.	1,568,000	414,892
Powerlong Commercial Management Holdings Ltd.	131,500	364,590
Radiance Holdings Group Co. Ltd.(b)	661,000	399,450
Redco Properties Group Ltd.(e)	864,000	294,521
Redsun Properties Group Ltd.	827,000	287,099
Road King Infrastructure Ltd.	192,000	218,128
Ronshine China Holdings Ltd.(b)	484,500	261,693
Shanghai Industrial Urban Development Group Ltd.	1,584,000	130,252
Shoucheng Holdings Ltd.	1,755,600	377,305
Shui On Land Ltd.(a)	2,967,500	484,311
Sino-Ocean Group Holding Ltd.	2,484,000	509,970
Skyfame Realty Holdings Ltd.	2,000,000	239,153
SOHO China Ltd.(a)	1,706,500	700,601
Sunkwan Properties Group Ltd.	528,000	179,905
Times Neighborhood Holdings Ltd.(b)	430,000	270,391
Yincheng International Holding Co. Ltd.	350,000	139,056
Yuzhou Group Holdings Co. Ltd.	1,629,059	314,189
Zhuguang Holdings Group Co. Ltd.(b)	1,474,000	325,952

		14,969,007

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail — 0.1%
Shanghai Jin Jiang Online Network Service Co. Ltd., Class B	132,739	$92,558

Semiconductors & Semiconductor Equipment — 5.4%
GCL-Poly Energy Holdings Ltd.(a)(b)	18,365,000	2,618,815
JinkoSolar Holding Co. Ltd., ADR(a)(b)	30,690	1,509,948
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(a)	222,000	687,686

		4,816,449

Software — 1.2%
AsiaInfo Technologies Ltd.(e)	145,200	238,425
Bit Digital Inc.(a)(b)	31,614	405,291
Inspur International Ltd.(a)	374,000	189,233
Newborn Town Inc.(a)	330,000	206,892

		1,039,841

Specialty Retail — 1.0%
Boshiwa International Holding Ltd.(c)	67,000	0	(d)
China Harmony Auto Holding Ltd.	646,000	363,805
Mulsanne Group Holding Ltd.(a)(e)	192,500	149,249
Pou Sheng International Holdings Ltd.(a)(b)	1,757,000	355,225

		868,279

Technology Hardware, Storage & Peripherals — 1.2%
Canaan Inc.(a)(b)	80,190	753,787
Ebang International Holdings Inc., Class A(a)(b)	108,293	277,230

		1,031,017

Textiles, Apparel & Luxury Goods — 3.3%
361 Degrees International Ltd.(a)	675,000	321,989
China Dongxiang Group Co. Ltd.	2,423,000	286,493
China Lilang Ltd.	330,000	205,910
Fuguiniao Co. Ltd.(c)	43,200	0	(d)
JNBY Design Ltd.	124,500	295,824
Xtep International Holdings Ltd.(b)	1,072,500	1,828,902

		2,939,118

Trading Companies & Distributors — 0.2%
China Aircraft Leasing Group Holdings Ltd.	199,500	140,929

Transportation Infrastructure — 1.8%
Anhui Expressway Co. Ltd., Class H	350,000	214,299
COSCO SHIPPING International Hong Kong Co. Ltd.	436,000	145,642
Hainan Meilan International Airport Co. Ltd., Class H(a)	150,000	472,471
Sichuan Expressway Co. Ltd., Class H	638,000	145,957
Tianjin Port Development Holdings Ltd.	1,494,000	122,614
Yuexiu Transport Infrastructure Ltd.	794,000	468,593

		1,569,576

Security	Shares	Value

Water Utilities — 0.9%
China Everbright Water Ltd.	698,000	$137,452
China Water Affairs Group Ltd.	670,000	667,635

		805,087

Total Common Stocks — 99.8% (Cost: $96,247,300)		88,647,294

Rights

Electronic Equipment, Instruments & Components — 0.0%
Tongda Group Holdings Ltd., (Expires 09/06/21)(a)	1,620,000	2,083

Total Rights — 0.0% (Cost: $0)		2,083

Short-Term Investments

Money Market Funds — 25.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(f)(g)(h)	22,107,318	22,118,371
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	50,000	50,000

		22,168,371

Total Short-Term Investments — 25.0% (Cost: $22,164,699)		22,168,371

Total Investments in Securities — 124.8% (Cost: $118,411,999)		110,817,748

Other Assets, Less Liabilities — (24.8)%		(21,996,899)

Net Assets — 100.0%		$88,820,849

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than $1.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,354,349	$13,769,362	(a)	$—	$(3,154)	$(2,186)	$22,118,371	22,107,318	$415,280	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	40,000	10,000	(a)	—	—	—	50,000	50,000	27		—

					$(3,154)	$(2,186)	$22,168,371		$415,307		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	6	09/17/21	$308	$(3,678)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$3,678

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(180,689)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(3,678)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$245,379

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI China Small-Cap ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$23,388,387	$65,199,748	$59,159	$88,647,294
Rights	2,083	—	—	2,083
Money Market Funds	22,168,371	—	—	22,168,371

	$45,558,841	$65,199,748	$59,159	$110,817,748

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(3,678)	$—	$(3,678)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments August 31, 2021	iShares® MSCI Indonesia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Auto Components — 0.4%
Selamat Sempurna Tbk PT	13,213,900	$1,315,599

Automobiles — 4.3%
Astra International Tbk PT	41,391,530	15,153,236

Banks — 42.9%
Bank BTPN Syariah Tbk PT	8,392,400	1,645,961
Bank Central Asia Tbk PT	32,765,858	75,211,206
Bank Mandiri Persero Tbk PT	37,787,360	16,153,740
Bank Negara Indonesia Persero Tbk PT	24,490,258	9,253,989
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	15,151,436	1,310,752
Bank Pembangunan Daerah Jawa Timur Tbk PT	23,482,200	1,176,610
Bank Rakyat Indonesia Persero Tbk PT	161,595,260	44,439,494
Bank Tabungan Negara Persero Tbk PT(a)	19,493,426	1,916,328

		151,108,080

Capital Markets — 0.5%
Pacific Strategic Financial Tbk PT(a)	26,469,600	1,614,622
Pool Advista Indonesia Tbk PT(a)(b)	7,126,300	—

		1,614,622

Chemicals — 2.0%
Barito Pacific Tbk PT	93,224,900	6,954,671

Construction & Engineering — 1.0%
Agung Semesta Sejahtera Tbk PT(a)	30,569,008	107,166
PP Persero Tbk PT(a)	16,075,322	1,018,168
Waskita Karya Persero Tbk PT(a)	22,236,500	1,300,586
Wijaya Karya Persero Tbk PT(a)	15,810,370	1,040,170

		3,466,090

Construction Materials — 3.2%
Indocement Tunggal Prakarsa Tbk PT	5,311,844	4,185,453
Semen Indonesia Persero Tbk PT	10,076,955	6,526,018
Waskita Beton Precast Tbk PT(a)	71,271,100	669,333

		11,380,804

Diversified Telecommunication Services — 13.4%
Inovisi Infracom Tbk PT(b)	9,476,400	0	(c)
Link Net Tbk PT	5,739,100	1,629,520
Sarana Menara Nusantara Tbk PT	57,590,000	5,409,669
Telkom Indonesia Persero Tbk PT	142,505,390	34,007,700
Tower Bersama Infrastructure Tbk PT	28,038,700	6,148,952

		47,195,841

Electronic Equipment, Instruments & Components — 0.5%
Erajaya Swasembada Tbk PT	42,417,200	1,794,812

Energy Equipment & Services — 0.1%
Pelayaran Tamarin Samudra Tbk PT(a)	87,360,300	306,259

Food Products — 7.3%
Astra Agro Lestari Tbk PT	439,100	259,887
Charoen Pokphand Indonesia Tbk PT	23,961,625	10,740,313
Indofood CBP Sukses Makmur Tbk PT	8,071,854	4,769,793
Indofood Sukses Makmur Tbk PT	14,806,230	6,405,032
Inti Agri Resources Tbk PT(a)(b)	190,840,700	0	(c)
Japfa Comfeed Indonesia Tbk PT	17,832,500	2,257,434
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	17,058,000	1,309,257

		25,741,716

Gas Utilities — 0.8%
Perusahaan Gas Negara Tbk PT(a)	40,382,507	2,926,413

Security	Shares	Value

Health Care Providers & Services — 0.1%
Metro Healthcare Indonesia TBK PT(a)	16,224,200	$477,678

Household Products — 2.0%
Unilever Indonesia Tbk PT	24,681,120	7,007,884

Insurance — 0.3%
Panin Financial Tbk PT(a)	83,650,778	1,095,409

Marine — 0.1%
Berlian Laju Tanker Tbk PT(a)	20,933,614	73,387
Trada Alam Minera Tbk PT(a)(b)	163,879,000	0	(c)
Transcoal Pacific Tbk PT	680,500	405,556

		478,943

Media — 1.3%
Media Nusantara Citra Tbk PT(a)	24,226,600	1,485,714
MNC Vision Networks Tbk PT(a)	21,878,000	426,439
Surya Citra Media Tbk PT(a)	18,279,900	2,599,684

		4,511,837

Metals & Mining — 3.0%
Aneka Tambang Tbk	29,761,354	4,983,443
Merdeka Copper Gold Tbk PT(a)	25,266,600	4,992,828
Timah Tbk PT(a)	4,006,300	428,083

		10,404,354

Multiline Retail — 0.6%
Mitra Adiperkasa Tbk PT(a)	38,055,300	1,973,618

Oil, Gas & Consumable Fuels — 3.7%
Adaro Energy Tbk PT	52,452,939	4,630,158
AKR Corporindo Tbk PT	8,261,400	2,249,942
Bukit Asam Tbk PT	14,894,600	2,202,658
Indo Tambangraya Megah Tbk PT	1,981,100	2,220,975
Medco Energi Internasional Tbk PT(a)	37,763,786	1,256,492
Sekawan Intipratama Tbk PT(b)	30,572,100	0	(c)
Sugih Energy Tbk PT(a)(b)	39,886,700	28
United Tractors Tbk PT	220,396	309,802

		12,870,055

Paper & Forest Products — 2.1%
Indah Kiat Pulp & Paper Tbk PT	9,306,000	5,150,012
Pabrik Kertas Tjiwi Kimia Tbk PT	4,083,900	2,160,702

		7,310,714

Personal Products — 0.5%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	31,104,100	1,733,760

Pharmaceuticals — 1.9%
Kalbe Farma Tbk PT	71,148,885	6,705,961

Real Estate Management & Development — 3.2%
Bumi Serpong Damai Tbk PT(a)	31,711,222	2,133,436
Ciputra Development Tbk PT	38,017,013	2,329,240
Hanson International Tbk PT(a)(b)	372,896,535	0	(c)
Lippo Karawaci Tbk PT(a)	123,442,442	1,149,566
Pakuwon Jati Tbk PT(a)	72,492,077	2,323,768
Puradelta Lestari Tbk PT	67,730,600	891,214
Rimo International Lestari Tbk PT(a)(b)	54,096,000	0	(c)
Summarecon Agung Tbk PT(a)	43,415,986	2,416,063

		11,243,287

Specialty Retail — 1.1%
Ace Hardware Indonesia Tbk PT	28,175,479	2,739,915
Bintang Oto Global Tbk PT(a)	13,356,800	1,292,001

		4,031,916

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Indonesia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 1.1%
Gudang Garam Tbk PT	1,647,442	$3,814,863

Transportation Infrastructure — 0.7%
Jasa Marga Persero Tbk PT(a)	8,927,008	2,475,846

Wireless Telecommunication Services — 1.8%
Indosat Tbk PT(a)	5,938,500	2,633,772
Smartfren Telecom Tbk PT(a)	114,617,700	1,076,170
XL Axiata Tbk PT	14,536,800	2,718,218

		6,428,160

Total Common Stocks — 99.9% (Cost: $467,515,959)		351,522,428

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	20,000	20,000

Total Short-Term Investments — 0.0% (Cost: $20,000)		20,000

Total Investments in Securities — 99.9% (Cost: $467,535,959)		351,542,428

Other Assets, Less Liabilities — 0.1%		415,292

Net Assets — 100.0%		$351,957,720

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Rounds to less than $1.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$560,000	$—	$(540,000	)(a)	$—	$—	$20,000	20,000	$109	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	5	09/17/21	$325	$346

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Indonesia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$346

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$148,649

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(27,384)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$700,002

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,982,788	$345,539,612	$28	$351,522,428
Money Market Funds	20,000	—	—	20,000

	$6,002,788	$345,539,612	$28	$351,542,428

Derivative financial instruments(a)
Assets
Futures Contracts	$346	$—	$—	$346

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Peru ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 27.3%
Banco BBVA Peru SA	4,854,748	$2,041,431
Credicorp Ltd.(a)	209,193	22,306,250
Intercorp Financial Services Inc.	79,414	1,795,550

		26,143,231

Construction & Engineering — 2.2%
Aenza SAA(a)	6,464,096	2,165,050

Construction Materials — 4.7%
Cementos Pacasmayo SAA	1,760,520	1,893,796
Union Andina de Cementos SAA	7,726,817	2,644,650

		4,538,446

Food & Staples Retailing — 2.5%
InRetail Peru Corp.(b)	85,148	2,426,718

Food Products — 4.5%
Alicorp SAA	3,192,801	3,738,926
Casa Grande SAA	482,984	604,564

		4,343,490

Metals & Mining — 46.2%
Cia. de Minas Buenaventura SAA, ADR(a)	591,544	4,436,580
Corp. Aceros Arequipa SA, NVS	2,646,165	659,867
Fortuna Silver Mines Inc.(a)	490,189	2,152,457
Hochschild Mining PLC	1,879,223	3,901,312
MMG Ltd.(a)	6,052,000	2,914,895
Pan American Silver Corp.	92,833	2,410,501
Sociedad Minera Cerro Verde SAA	162,886	2,557,310
Southern Copper Corp.	317,396	19,865,816
Volcan Cia. Minera SAA, Class B, NVS(a)	22,570,437	2,703,806
Wheaton Precious Metals Corp.	59,411	2,677,533

		44,280,077

Multiline Retail — 4.2%
Falabella SA	625,112	2,475,907

Security	Shares	Value

Multiline Retail (continued)
Ripley Corp. SA(a)	6,782,332	$1,531,151

		4,007,058

Oil, Gas & Consumable Fuels — 1.9%
PetroTal Corp.(a)	8,041,041	1,794,473

Real Estate Management & Development — 2.3%
Parque Arauco SA(a)	1,815,336	2,181,654

Trading Companies & Distributors — 3.3%
Ferreycorp SAA	7,468,716	3,140,609

Total Common Stocks — 99.1% (Cost: $148,204,354)		95,020,806

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	540,000	540,000

Total Short-Term Investments — 0.6% (Cost: $540,000)		540,000

Total Investments in Securities — 99.7% (Cost: $148,744,354)		95,560,806

Other Assets, Less Liabilities — 0.3%		300,964

Net Assets — 100.0%		$95,861,770

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$110,000	$430,000	(a)	$—	$—	$—	$540,000	540,000	$72	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Peru ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	12	09/17/21	$780	$7,289

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$7,289

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$47,443

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$6,201

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$444,324

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$90,311,438	$4,709,368	$—	$95,020,806
Money Market Funds	540,000	—	—	540,000

	$90,851,438	$4,709,368	$—	$95,560,806

Derivative financial instruments(a)
Assets
Futures Contracts	$7,289	$—	$—	$7,289

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Philippines ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
Cebu Air Inc.(a)	371,740	$328,387

Banks — 13.2%
Bank of the Philippine Islands	3,232,875	5,406,537
BDO Unibank Inc.	2,436,204	5,381,685
Metropolitan Bank & Trust Co.	4,140,314	3,761,652
Security Bank Corp.	854,700	1,943,290

		16,493,164

Chemicals — 1.0%
D&L Industries Inc.	8,026,500	1,302,079

Diversified Financial Services — 2.0%
Metro Pacific Investments Corp.	32,555,050	2,517,471

Electric Utilities — 2.5%
Manila Electric Co	542,120	3,071,575

Food & Staples Retailing — 2.9%
Cosco Capital Inc.	8,758,500	880,251
Puregold Price Club Inc.	2,301,160	1,931,124
Robinsons Retail Holdings Inc.	808,450	828,763

		3,640,138

Food Products — 4.8%
Century Pacific Food Inc.	2,231,700	1,146,940
Universal Robina Corp.	1,590,558	4,821,229

		5,968,169

Hotels, Restaurants & Leisure — 4.4%
Bloomberry Resorts Corp.(a)	11,075,265	1,317,901
Jollibee Foods Corp.	1,030,891	4,181,584

		5,499,485

Independent Power and Renewable Electricity Producers — 2.8%
AC Energy Corp.	12,274,054	2,365,994
First Gen Corp.(b)	2,066,547	1,175,543

		3,541,537

Industrial Conglomerates — 27.3%
Aboitiz Equity Ventures Inc.	3,798,037	3,275,437
Alliance Global Group Inc.	8,781,339	1,818,046
Ayala Corp.	526,188	8,381,990
DMCI Holdings Inc.	11,300,700	1,433,315
GT Capital Holdings Inc.	240,946	2,611,802
JG Summit Holdings Inc.	5,644,891	7,363,888
SM Investments Corp.	457,586	9,249,630

		34,134,108

Oil, Gas & Consumable Fuels — 1.0%
Semirara Mining & Power Corp.	3,696,700	1,260,993

Security	Shares	Value

Real Estate Management & Development — 23.0%
Ayala Land Inc.	15,504,950	$10,518,433
DoubleDragon Properties Corp.	3,029,790	609,003
Filinvest Land Inc.	39,811,590	904,263
Megaworld Corp.	29,262,960	1,657,401
Robinsons Land Corp.	2,708,706	895,531
SM Prime Holdings Inc.	19,570,835	13,351,209
Vista Land & Lifescapes Inc.	12,348,900	886,142

		28,821,982

Specialty Retail — 2.3%
AllHome Corp.	4,691,500	759,127
Wilcon Depot Inc.	4,288,800	2,154,195

		2,913,322

Transportation Infrastructure — 4.5%
International Container Terminal Services Inc.	1,491,013	5,580,031

Water Utilities — 0.4%
Manila Water Co. Inc.(a)	1,211,829	442,333

Wireless Telecommunication Services — 7.1%
Globe Telecom Inc.	70,035	3,829,049
PLDT Inc.	172,089	5,053,666

		8,882,715

Total Common Stocks — 99.5% (Cost: $152,163,116)		124,397,489

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	140,000	140,000

Total Short-Term Investments — 0.1% (Cost: $140,000)		140,000

Total Investments in Securities — 99.6% (Cost: $152,303,116)		124,537,489

Other Assets, Less Liabilities — 0.4%		505,708

Net Assets — 100.0%		$125,043,197

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Philippines ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$140,000	(a)	$—	$—	$—	$140,000	140,000	$67	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	7	09/17/21	$455	$5,047

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$5,047

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$30,210

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$59,178

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,017,297

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Philippines ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$67,379,976	$55,841,970	$1,175,543	$124,397,489
Money Market Funds	140,000	—	—	140,000

	$67,519,976	$55,841,970	$1,175,543	$124,537,489

Derivative financial instruments(a)
Assets
Futures Contracts	$5,047	$—	$—	$5,047

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments August 31, 2021	iShares® MSCI Poland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 25.8%
Alior Bank SA(a)(b)	104,555	$1,192,700
Bank Handlowy w Warszawie SA(a)	177,629	2,124,341
Bank Millennium SA(a)	3,006,618	5,180,914
Bank Polska Kasa Opieki SA(a)	559,207	15,637,507
mBank SA(a)	67,437	6,527,489
Powszechna Kasa Oszczednosci Bank Polski SA(a)	2,852,073	31,307,620
Santander Bank Polska SA(a)	143,995	11,363,154

		73,333,725

Capital Markets — 0.8%
Warsaw Stock Exchange	147,384	1,666,952
X-Trade Brokers Dom Maklerski SA(b)(c)	140,869	522,960

		2,189,912

Chemicals — 1.4%
Ciech SA	162,868	1,998,563
Grupa Azoty SA(a)	241,822	1,849,897

		3,848,460

Construction & Engineering — 1.4%
Budimex SA	53,230	4,113,698

Consumer Finance — 2.3%
KRUK SA	78,359	6,482,338

Diversified Telecommunication Services — 2.1%
Orange Polska SA(a)	2,811,237	6,077,319

Electric Utilities — 5.8%
Enea SA(a)	1,138,826	2,955,054
PGE Polska Grupa Energetyczna SA(a)	3,395,317	8,939,617
Tauron Polska Energia SA(a)	4,988,377	4,725,733

		16,620,404

Entertainment — 5.1%
CD Projekt SA(b)	238,363	10,585,851
HUUUGE Inc.(c)	85,416	824,761
PlayWay SA(b)	5,299	604,070
TEN Square Games SA(b)	17,531	2,350,159

		14,364,841

Food & Staples Retailing — 4.6%
Dino Polska SA(a)(c)	137,233	11,630,310
Eurocash SA(b)	439,346	1,365,164

		12,995,474

Health Care Equipment & Supplies — 0.2%
Mercator Medical SA(a)(b)	14,144	666,551

Health Care Providers & Services — 1.1%
Neuca SA	12,328	3,009,459

Hotels, Restaurants & Leisure — 1.1%
AmRest Holdings SE(a)(b)	386,468	3,167,348

Insurance — 7.1%
Powszechny Zaklad Ubezpieczen SA(a)	1,903,419	20,171,643

Internet & Direct Marketing Retail — 7.3%
Allegro.eu SA(a)(c)	1,122,713	20,814,811

Security	Shares	Value

Media — 3.9%
Cyfrowy Polsat SA	1,156,802	$11,042,043

Metals & Mining — 8.4%
Jastrzebska Spolka Weglowa SA(a)(b)	287,114	3,025,283
KGHM Polska Miedz SA	447,450	20,840,973

		23,866,256

Oil, Gas & Consumable Fuels — 12.4%
Grupa Lotos SA	407,996	6,201,576
Polski Koncern Naftowy ORLEN SA	927,118	17,975,494
Polskie Gornictwo Naftowe i Gazownictwo SA	6,680,623	10,988,584

		35,165,654

Pharmaceuticals — 0.2%
Celon Pharma SA(b)	59,762	663,910

Software — 2.5%
Asseco Poland SA	256,521	5,620,653
LiveChat Software SA(b)	49,960	1,466,132

		7,086,785

Textiles, Apparel & Luxury Goods — 6.5%
CCC SA(a)	159,247	5,098,096
LPP SA	3,659	13,350,761

		18,448,857

Total Common Stocks — 100.0% (Cost: $310,628,124)		284,129,488

Short-Term Investments

Money Market Funds — 5.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	13,500,374	13,507,125
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	2,310,000	2,310,000

		15,817,125

Total Short-Term Investments — 5.6% (Cost: $15,815,776)		15,817,125

Total Investments in Securities — 105.6% (Cost: $326,443,900)		299,946,613

Other Assets, Less Liabilities — (5.6)%		(15,800,378)

Net Assets — 100.0%		$284,146,235

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Poland ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,967,786	$7,544,567	(a)	$—	$(3,553)	$(1,675)	$13,507,125	13,500,374	$217,973	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,381,000	929,000	(a)	—	—	—	2,310,000	2,310,000	754		—

					$(3,553)	$(1,675)	$15,817,125		$218,727		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	16	09/17/21	$1,039	$(13,633)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$13,633

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$133,522

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(43,729)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,128,390

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Poland ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$81,169,143	$202,960,345	$—	$284,129,488
Money Market Funds	15,817,125	—	—	15,817,125

	$96,986,268	$202,960,345	$—	$299,946,613

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(13,633)	$—	$—	$(13,633)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Qatar ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.2%
Gulf Warehousing Co.	719,943	$993,697

Banks — 48.0%
Commercial Bank PSQC (The)	2,414,420	3,945,404
Doha Bank QPSC	2,695,655	2,101,079
Masraf Al Rayan QSC	4,415,799	5,437,587
Qatar First Bank(a)	1,715,005	839,633
Qatar International Islamic Bank QSC	1,084,486	2,817,609
Qatar Islamic Bank SAQ	1,410,863	6,987,495
Qatar National Bank QPSC	3,713,524	19,266,104

		41,394,911

Chemicals — 3.9%
Mesaieed Petrochemical Holding Co.	6,297,520	3,406,865

Construction Materials — 1.8%
Qatar National Cement Co. QSC	661,256	896,133
Qatari Investors Group QSC	963,146	683,195

		1,579,328

Diversified Financial Services — 1.0%
Salam International Investment Ltd. QSC(a)	3,329,971	856,149

Diversified Telecommunication Services — 2.7%
Ooredoo QPSC	1,248,553	2,335,926

Energy Equipment & Services — 1.1%
Gulf International Services QSC(a)	2,269,494	912,378

Food & Staples Retailing — 1.3%
Al Meera Consumer Goods Co. QSC	216,954	1,163,155

Food Products — 1.0%
Baladna	1,973,952	879,330

Health Care Providers & Services — 1.0%
Medicare Group	393,454	899,780

Industrial Conglomerates — 10.5%
Aamal Co.	3,682,219	987,572
Industries Qatar QSC	1,990,214	6,921,313
Mannai Corp. QSC	437,300	473,396
Qatar Industrial Manufacturing Co. QSC	821,184	640,279

		9,022,560

Insurance — 2.0%
Qatar Insurance Co. SAQ(a)	2,562,229	1,724,200

Security	Shares	Value

Marine — 2.3%
Qatar Navigation QSC	958,297	$1,942,469

Metals & Mining — 2.5%
Qatar Aluminum Manufacturing Co.	4,877,323	2,151,566

Multi-Utilities — 3.7%
Qatar Electricity & Water Co. QSC	706,315	3,174,090

Oil, Gas & Consumable Fuels — 7.4%
Qatar Fuel QSC	682,394	3,377,413
Qatar Gas Transport Co. Ltd.	3,616,049	3,028,560

		6,405,973

Real Estate Management & Development — 6.6%
Barwa Real Estate Co.	2,929,283	2,429,627
Ezdan Holding Group QSC(a)	2,959,299	1,267,013
Mazaya Real Estate Development QPSC	2,207,942	635,792
United Development Co. QSC	3,368,396	1,377,300

		5,709,732

Wireless Telecommunication Services — 1.7%
Vodafone Qatar QSC	3,366,296	1,445,822

Total Common Stocks — 99.7% (Cost: $66,161,658)		85,997,931

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	20,000	20,000

Total Short-Term Investments — 0.0% (Cost: $20,000)		20,000

Total Investments in Securities — 99.7% (Cost: $66,181,658)		86,017,931

Other Assets, Less Liabilities — 0.3%		216,024

Net Assets — 100.0%		$86,233,955

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$30,000	$—	$(10,000	)(a)	$—	$—	$20,000	20,000	$68	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Qatar ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	2	09/17/21	$130	$(172)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$172

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$5,525

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$31

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$116,372

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$63,728,896	$22,269,035	$—	$85,997,931
Money Market Funds	20,000	—	—	20,000

	$63,748,896	$22,269,035	$—	$86,017,931

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(172)	$—	$—	$(172)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Saudi Arabia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 39.7%
Al Rajhi Bank	3,657,247	$117,985,146
Alinma Bank	3,314,323	20,240,423
Arab National Bank	2,048,536	12,501,179
Bank AlBilad(a)	1,280,033	14,585,407
Bank Al-Jazira	1,507,534	7,440,491
Banque Saudi Fransi	1,982,269	21,404,510
Riyad Bank	4,430,326	31,774,274
Saudi British Bank (The)	2,735,842	25,128,578
Saudi National Bank (The)	6,533,803	105,914,955

		356,974,963

Building Products — 0.4%
Saudi Ceramic Co.	207,283	3,630,920

Chemicals — 17.3%
Advanced Petrochemical Co.	392,281	7,488,554
Alujain Holding(a)	95,664	1,647,280
National Industrialization Co.(a)	1,275,849	7,099,796
National Petrochemical Co.	111,478	1,411,791
SABIC Agri-Nutrients Co.	483,276	16,155,196
Sahara International Petrochemical Co.	1,298,077	11,524,081
Saudi Basic Industries Corp.	2,664,861	87,368,756
Saudi Industrial Investment Group	816,173	7,808,749
Saudi Kayan Petrochemical Co.(a)	1,191,106	5,912,023
Yanbu National Petrochemical Co.	506,614	9,157,359

		155,573,585

Commercial Services & Supplies — 0.4%
Saudi Airlines Catering Co.(a)	164,657	3,594,927

Construction Materials — 3.9%
Arabian Cement Co./Saudi Arabia	238,056	2,776,802
City Cement Co.	321,344	2,501,732
Eastern Province Cement Co.	204,231	2,815,139
Najran Cement Co.	464,968	2,628,128
Northern Region Cement Co.	517,038	2,384,823
Qassim Cement Co. (The)	183,570	4,096,518
Riyadh Cement Co.	73,271	722,806
Saudi Cement Co.	298,807	4,995,121
Southern Province Cement Co.	258,218	5,115,204
Yamama Cement Co.(a)	419,804	3,559,274
Yanbu Cement Co.	323,509	3,688,424

		35,283,971

Diversified Telecommunication Services — 4.6%
Saudi Telecom Co.	1,139,183	41,000,474

Electric Utilities — 2.3%
Saudi Electricity Co.	2,805,167	20,415,415

Equity Real Estate Investment Trusts (REITs) — 0.2%
Jadwa REIT Saudi Fund	442,160	1,789,530

Food & Staples Retailing — 0.6%
Abdullah Al Othaim Markets Co.	174,097	5,352,160

Food Products — 3.8%
Al Jouf Agricultural Development Co.	31,378	646,685
Almarai Co. JSC	869,813	13,458,640
Aseer Trading Tourism & Manufacturing Co.(a)	392,247	2,606,126
Halwani Brothers Co.	39,193	1,047,042
National Agriculture Development Co. (The)(a)	244,659	2,420,041
Saudi Fisheries Co.(a)	51,191	783,074

Security	Shares	Value

Food Products (continued)
Saudia Dairy & Foodstuff Co.	69,015	$3,099,039
Savola Group (The)	939,333	10,055,248

		34,115,895

Gas Utilities — 0.3%
National Gas & Industrialization Co.	200,151	2,742,891

Health Care Providers & Services — 3.4%
Al Hammadi Co. for Development and Investment	284,782	3,006,736
Dallah Healthcare Co.	168,960	3,387,579
Dr Sulaiman Al Habib Medical Services Group Co.	160,914	7,875,682
Middle East Healthcare Co.(a)	183,490	1,883,479
Mouwasat Medical Services Co.	178,349	9,319,968
National Medical Care Co.	119,505	2,113,679
Saudi Chemical Co. Holding	224,641	2,521,499

		30,108,622

Hotels, Restaurants & Leisure — 1.1%
Dur Hospitality Co.(a)	231,361	2,014,007
Herfy Food Services Co.	120,973	2,109,375
Leejam Sports Co. JSC	104,052	2,627,170
Seera Group Holding(a)	614,520	3,525,867

		10,276,419

Insurance — 2.0%
Al Rajhi Co. for Co-operative Insurance(a)	88,829	2,356,490
Bupa Arabia for Cooperative Insurance Co.	212,761	9,473,188
Co for Cooperative Insurance (The)	246,646	6,017,039

		17,846,717

IT Services — 0.1%
Al Moammar Information Systems Co., NVS	20,984	973,476

Media — 0.7%
Saudi Research & Media Group(a)	155,093	6,688,234

Metals & Mining — 3.1%
Saudi Arabian Mining Co.(a)	1,434,782	27,844,247

Oil, Gas & Consumable Fuels — 7.7%
Aldrees Petroleum and Transport Services Co.	165,754	3,036,046
Rabigh Refining & Petrochemical Co.(a)	883,461	5,798,345
Saudi Arabia Refineries Co.	13,755	612,442
Saudi Arabian Oil Co.(b)	6,354,109	59,548,066

		68,994,899

Pharmaceuticals — 0.4%
Saudi Pharmaceutical Industries & Medical Appliances Corp.	268,532	3,780,225

Professional Services — 0.2%
Maharah Human Resources Co.	89,705	1,898,540

Real Estate Management & Development — 2.0%
Arriyadh Development Co.	427,700	3,554,665
Dar Al Arkan Real Estate Development Co.(a)	2,102,935	5,713,082
Emaar Economic City(a)	1,571,098	5,353,303
Saudi Real Estate Co.(a)	487,959	3,304,153

		17,925,203

Road & Rail — 0.6%
Saudi Public Transport Co.(a)	346,597	2,633,645
United International Transportation Co.	181,306	2,445,066

		5,078,711

Specialty Retail — 2.3%
Fawaz Abdulaziz Al Hokair & Co.(a)	355,563	2,114,020

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Saudi Arabia ETF (Percentages shown are based on Net Assets

Security	Shares	Value

Specialty Retail (continued)
Jarir Marketing Co.	207,427	$11,978,628
Saudi Co. For Hardware CJSC	102,356	1,757,466
United Electronics Co.	132,672	5,064,118

		20,914,232

Thrifts & Mortgage Finance — 0.1%
Amlak International for Real	99,651	624,363

Transportation Infrastructure — 0.5%
Saudi Ground Services Co.(a)	376,067	3,509,625
Saudi Industrial Services Co.	112,626	1,312,224

		4,821,849

Wireless Telecommunication Services — 2.0%
Etihad Etisalat Co.	1,328,041	11,330,501
Mobile Telecommunications Co.(a)	1,705,015	6,582,403

		17,912,904

Total Common Stocks — 99.7% (Cost: $618,470,548)		896,163,372

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	3,190,000	$3,190,000

Total Short-Term Investments — 0.4% (Cost: $3,190,000)		3,190,000

Total Investments in Securities — 100.1% (Cost: $621,660,548)		899,353,372

Other Assets, Less Liabilities — (0.1)%		(669,715)

Net Assets — 100.0%		$898,683,657

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$1,200,000	$1,990,000	(a)	$—	$—	$—	$3,190,000	3,190,000	$333	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	33	09/17/21	$2,144	$46,634

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$46,634

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Saudi Arabia ETF

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$200,375

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$45,092

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,362,302

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$515,542,415	$380,620,957	$—	$896,163,372
Money Market Funds	3,190,000	—	—	3,190,000

	$518,732,415	$380,620,957	$—	$899,353,372

Derivative financial instruments(a)
Assets
Futures Contracts	$46,634	$—	$—	$46,634

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments August 31, 2021	iShares® MSCI UAE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 2.5%
Aramex PJSC	542,235	$591,889

Airlines — 2.9%
Air Arabia PJSC(a)	1,770,558	683,766

Banks — 44.3%
Abu Dhabi Commercial Bank PJSC	507,061	1,036,720
Abu Dhabi Islamic Bank PJSC	677,690	1,040,255
Dubai Islamic Bank PJSC	661,975	918,650
Emirates NBD Bank PJSC	607,420	2,290,341
First Abu Dhabi Bank PJSC	1,126,016	5,211,405

		10,497,371

Building Products — 0.7%
National Central Cooling Co. PJSC	212,860	163,999

Capital Markets — 3.4%
Dubai Financial Market PJSC(a)	1,784,305	548,920
SHUAA Capital PSC	1,296,348	248,543

		797,463

Construction & Engineering — 0.5%
Arabtec Holding PJSC(a)(b)	2,433,366	7
Drake & Scull International PJSC(a)(b)	2,972,998	119,789

		119,796

Diversified Financial Services — 4.9%
Al Waha Capital PJSC	1,217,714	646,102
Amanat Holdings PJSC(a)	1,278,035	413,778
Gulf General Investment Co.(a)(b)	7,295,803	106,364

		1,166,244

Diversified Telecommunication Services — 12.0%
Emirates Telecommunications Group Co. PJSC	444,149	2,853,659

Energy Equipment & Services — 0.7%
Lamprell PLC(a)	305,733	156,365

Food Products — 2.4%
Agthia Group PJSC	308,125	562,035

Health Care Providers & Services — 0.0%
NMC Health PLC(b)	112,588	1

Industrial Conglomerates — 3.2%
Dubai Investments PJSC	1,516,377	754,313

Security	Shares	Value

Oil, Gas & Consumable Fuels — 3.4%
Dana Gas PJSC	2,763,838	$819,248

Real Estate Management & Development — 14.3%
Aldar Properties PJSC	919,414	1,038,258
DAMAC Properties Dubai Co. PJSC(a)	1,666,861	571,783
Deyaar Development PJSC(a)	1,504,728	126,438
Emaar Development PJSC(a)	18,965	20,375
Emaar Malls PJSC(a)	66,710	37,403
Emaar Properties PJSC	877,695	1,001,582
Eshraq Investments PJSC(a)	1,451,584	132,484
RAK Properties PJSC(a)	1,252,533	250,235
Union Properties PJSC(a)	2,678,120	220,706

		3,399,264

Specialty Retail — 4.4%
Abu Dhabi National Oil Co. for Distribution PJSC	845,520	1,040,168

Thrifts & Mortgage Finance — 0.2%
Amlak Finance PJSC(a)	764,494	57,860

Total Common Stocks — 99.8% (Cost: $21,168,912)		23,663,441

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	70,000	70,000

Total Short-Term Investments — 0.3% (Cost: $70,000)		70,000

Total Investments in Securities — 100.1% (Cost: $21,238,912)		23,733,441

Other Assets, Less Liabilities — (0.1)%		(15,911)

Net Assets — 100.0%		$23,717,530

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$60,000	$ 10,000	(a)	$—	$—	$—	$70,000	70,000	$10	$—

(a)	Represents net amount purchased (sold).

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI UAE ETF

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$9,407

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$13,453,087	$9,984,193	$226,161	$23,663,441
Money Market Funds	70,000	—	—	70,000

	$13,523,087	$9,984,193	$226,161	$23,733,441

The following table includes a rollforward for the year ended August 31, 2021 of investments whose values are classified as Level 3 as of the beginning or end of the year.

Common Stocks

Balance at beginning of period(a)	$274,624
Realized gain (loss) and change in unrealized appreciation/depreciation	(492,383)
Purchases	—
Sales	(5,698)
Transfers in	449,618 (b)
Transfers out	—

Balance at end of period	$226,161

Net change in unrealized appreciation/depreciation on investments still held at end of period	$(484,396)

(a)	Represents the value as of the beginning of the reporting period.
(b)	Transfers in to Level 3 are due to the suspension of trading of equity securities.

The Fund’s investments that are categorized as Level 3 were valued utilizing a single broker quote without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	65

Statements of Assets and Liabilities

August 31, 2021

	iShares MSCI Argentina and Global Exposure ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$9,374,617	$107,406,612	$6,163,100,114	$88,649,377
Affiliated(c)	114,864	100,000	154,899,490	22,168,371
Cash	7,158	8,206	582	4,998
Foreign currency, at value(d)	693	116,642	28,133,339	105,907
Cash pledged:
Futures contracts	—	70,000	2,030,000	17,000
Receivables:
Investments sold	787,747	510,636	72,749,177	5,229,257
Securities lending income — Affiliated	185	—	162,619	53,252
Variation margin on futures contracts	—	1,296	348,768	2,287
Capital shares sold	—	—	254	—
Dividends	706	290,066	1,843,719	68,693

Total assets	10,285,970	108,503,458	6,423,268,062	116,299,142

LIABILITIES
Collateral on securities loaned, at value	114,275	—	147,881,673	22,118,902
Payables:
Investments purchased	779,881	474,875	89,964,636	5,316,283
Investment advisory fees	1,761	52,601	2,952,737	43,108

Total liabilities	895,917	527,476	240,799,046	27,478,293

NET ASSETS	$9,390,053	$107,975,982	$6,182,469,016	$88,820,849

NET ASSETS CONSIST OF:
Paid-in capital	$15,266,313	$149,482,011	$5,915,795,286	$100,878,152
Accumulated earnings (loss)	(5,876,260)	(41,506,029)	266,673,730	(12,057,303)

NET ASSETS	$9,390,053	$107,975,982	$6,182,469,016	$88,820,849

Shares outstanding	300,000	6,200,000	87,200,000	1,650,000

Net asset value	$31.30	$17.42	$70.90	$53.83

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$107,546	$—	$143,492,789	$17,430,507
(b) Investments, at cost — Unaffiliated	$10,351,388	$85,236,559	$5,124,490,207	$96,247,300
(c) Investments, at cost — Affiliated	$114,844	$100,000	$154,792,562	$22,164,699
(d) Foreign currency, at cost	$674	$116,073	$28,119,819	$105,766

See notes to financial statements.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2021

	iShares MSCI Indonesia ETF	iShares MSCI Peru ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$351,522,428	$95,020,806	$124,397,489	$284,129,488
Affiliated(c)	20,000	540,000	140,000	15,817,125
Cash	1,551	302	1,914	8,868
Foreign currency, at value(d)	902,559	121,625	61,997	100,584
Cash pledged:
Futures contracts	45,000	45,000	26,000	59,000
Receivables:
Investments sold	814,150	4,251,020	1,331,199	4,203,273
Securities lending income — Affiliated	—	—	—	14,280
Variation margin on futures contracts	11,526	11,400	6,650	15,220
Dividends	9,451	421,982	319,661	228,399
Tax reclaims	—	—	—	534,711

Total assets	353,326,665	100,412,135	126,284,910	305,110,948

LIABILITIES
Collateral on securities loaned, at value	—	—	—	13,503,018
Payables:
Investments purchased	1,201,504	4,313,621	1,184,145	4,755,796
Capital shares redeemed	—	190,699	—	—
Investment advisory fees	167,441	46,045	57,568	131,228
Professional fees	—	—	—	148,074
IRS compliance fee for foreign withholding tax claims	—	—	—	2,426,597

Total liabilities	1,368,945	4,550,365	1,241,713	20,964,713

NET ASSETS	$351,957,720	$95,861,770	$125,043,197	$284,146,235

NET ASSETS CONSIST OF:
Paid-in capital	$629,828,362	$293,028,511	$215,454,748	$435,351,220
Accumulated loss	(277,870,642)	(197,166,741)	(90,411,551)	(151,204,985)

NET ASSETS	$351,957,720	$95,861,770	$125,043,197	$284,146,235

Shares outstanding	16,500,000	3,550,000	4,100,000	12,300,000

Net asset value	$21.33	$27.00	$30.50	$23.10

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$—	$—	$13,024,078
(b) Investments, at cost — Unaffiliated	$467,515,959	$148,204,354	$152,163,116	$310,628,124
(c) Investments, at cost — Affiliated	$20,000	$540,000	$140,000	$15,815,776
(d) Foreign currency, at cost	$893,616	$121,682	$61,443	$103,401

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Assets and Liabilities  (continued)

August 31, 2021

	iShares MSCI Qatar ETF	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$85,997,931	$896,163,372	$23,663,441
Affiliated(b)	20,000	3,190,000	70,000
Cash	967	2,711	5,316
Foreign currency, at value(c)	25,070	532,530	1,389
Cash pledged:
Futures contracts	—	222,000	4,000
Receivables:
Investments sold	1,500,388	342,435	379,269
Variation margin on futures contracts	—	56,274	923
Dividends	—	815,763	—

Total assets	87,544,356	901,325,085	24,124,338

LIABILITIES
Payables:
Investments purchased	1,268,463	2,086,819	395,576
Variation margin on futures contracts	172	—	—
Investment advisory fees	41,766	554,609	11,232

Total liabilities	1,310,401	2,641,428	406,808

NET ASSETS	$86,233,955	$898,683,657	$23,717,530

NET ASSETS CONSIST OF:
Paid-in capital	$92,538,105	$747,379,729	$61,276,206
Accumulated earnings (loss)	(6,304,150)	151,303,928	(37,558,676)

NET ASSETS	$86,233,955	$898,683,657	$23,717,530

Shares outstanding	4,400,000	21,800,000	1,600,000

Net asset value	$19.60	$41.22	$14.82

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — Unaffiliated	$66,161,658	$618,470,548	$21,168,912
(b) Investments, at cost — Affiliated	$20,000	$3,190,000	$70,000
(c) Foreign currency, at cost	$25,093	$532,569	$1,432

See notes to financial statements.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2021

	iShares MSCI Argentina and Global Exposure ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$77,052	$3,251,170	$104,357,606	$2,201,637
Dividends — Affiliated	3	306	2,097	27
Interest — Unaffiliated	—	—	4,438	—
Securities lending income — Affiliated — net	1,891	—	1,640,280	415,280
Foreign taxes withheld	(16,023)	(135,754)	(6,826,764)	(37,441)

Total investment income	62,923	3,115,722	99,177,657	2,579,503

EXPENSES
Investment advisory fees	44,613	626,737	37,758,456	432,073
Commitment fees	—	986	—	—
Miscellaneous	173	173	173	173

Total expenses	44,786	627,896	37,758,629	432,246

Less:
Investment advisory fees waived	(26,643)	—	—	—

Total expenses after fees waived	18,143	627,896	37,758,629	432,246

Net investment income	44,780	2,487,826	61,419,028	2,147,257

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	62,711	6,137,531	(160,916,147)	3,957,376
Investments — Affiliated	(200)	—	8,629	(3,154)
In-kind redemptions — Unaffiliated	167,065	—	255,106,648	12,831,134
Futures contracts	—	307,900	(4,765,750)	(180,689)
Foreign currency transactions	47	40,441	(71,260)	(2,699)

Net realized gain	229,623	6,485,872	89,362,120	16,601,968

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	2,543,138	18,694,341	(536,319,215)	(8,319,511)
Investments — Affiliated	(8)	—	(115,113)	(2,186)
Futures contracts	—	(9,087)	(1,328,396)	(3,678)
Foreign currency translations	385	64,335	4,129	(142)

Net change in unrealized appreciation (depreciation)	2,543,515	18,749,589	(537,758,595)	(8,325,517)

Net realized and unrealized gain (loss)	2,773,138	25,235,461	(448,396,475)	8,276,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,817,918	$27,723,287	$(386,977,447)	$10,423,708

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Operations  (continued)

Year Ended August 31, 2021

	iShares MSCI Indonesia ETF	iShares MSCI Peru ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$7,760,007	$4,428,711	$2,563,452	$3,859,232
Dividends — Affiliated	109	72	67	754
Securities lending income — Affiliated — net	—	—	—	217,973
Foreign taxes withheld	(1,463,157)	(159,366)	(688,904)	(531,824)
Foreign withholding tax claims	—	—	—	980,743
IRS Compliance fee for foreign withholding tax claims	—	—	—	(864,142)

Total investment income	6,296,959	4,269,417	1,874,615	3,662,736

EXPENSES
Investment advisory fees	1,961,109	809,164	743,337	1,476,840
Professional fees	—	—	—	98,075
Miscellaneous	173	173	173	173

Total expenses	1,961,282	809,337	743,510	1,575,088

Net investment income	4,335,677	3,460,080	1,131,105	2,087,648

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(32,334,653)	(26,366,750)	(9,897,181)	(36,454,180)
Investments — Affiliated	—	—	—	(3,553)
In-kind redemptions — Unaffiliated	12,498,025	8,758,463	(662,357)	23,369,451
Futures contracts	148,649	47,443	30,210	133,522
Foreign currency transactions	817	(40,511)	(1,910)	(93,512)

Net realized loss	(19,687,162)	(17,601,355)	(10,531,238)	(13,048,272)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	46,436,581	(9,103,557)	23,476,644	79,252,857
Investments — Affiliated	—	—	—	(1,675)
Futures contracts	(27,384)	6,201	59,178	(43,729)
Foreign currency translations	6,950	(6,282)	1,278	(31,427)

Net change in unrealized appreciation (depreciation)	46,416,147	(9,103,638)	23,537,100	79,176,026

Net realized and unrealized gain (loss)	26,728,985	(26,704,993)	13,005,862	66,127,754

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,064,662	$(23,244,913)	$14,136,967	$68,215,402

See notes to financial statements.

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2021

	iShares MSCI Qatar ETF	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,272,604	$20,181,157	$872,083
Dividends — Affiliated	68	333	10
Foreign taxes withheld	—	(1,059,457)	—

Total investment income	2,272,672	19,122,033	872,093

EXPENSES
Investment advisory fees	506,759	5,055,582	118,873
Commitment fees	825	4,615	238
Miscellaneous	173	173	173

Total expenses	507,757	5,060,370	119,284

Net investment income	1,764,915	14,061,663	752,809

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(309,772)	1,801,543	(1,549,399)
In-kind redemptions — Unaffiliated	—	—	(188,508)
Futures contracts	5,525	200,375	9,407
Foreign currency transactions	(36,862)	(45,555)	(5,653)

Net realized gain (loss)	(341,109)	1,956,363	(1,734,153)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	9,448,597	244,530,510	5,887,984
Futures contracts	31	45,092	—
Foreign currency translations	(23)	(134)	(223)

Net change in unrealized appreciation (depreciation)	9,448,605	244,575,468	5,887,761

Net realized and unrealized gain	9,107,496	246,531,831	4,153,608

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,872,411	$260,593,494	$4,906,417

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Changes in Net Assets

	iShares MSCI Argentina and Global Exposure ETF		iShares MSCI Brazil Small-Cap ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$44,780	$91,845	$2,487,826	$1,862,222
Net realized gain (loss)	229,623	(4,138,853)	6,485,872	(22,261,611)
Net change in unrealized appreciation (depreciation)	2,543,515	3,575,461	18,749,589	(25,758,750)

Net increase (decrease) in net assets resulting from operations	2,817,918	(471,547)	27,723,287	(46,158,139)

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(64,808)	(83,697)	(2,361,269)	(1,745,003)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,067,643)	(444,557)	(14,760,639)	38,690,019

NET ASSETS
Total increase (decrease) in net assets	1,685,467	(999,801)	10,601,379	(9,213,123)
Beginning of year	7,704,586	8,704,387	97,374,603	106,587,726

End of year	$9,390,053	$7,704,586	$107,975,982	$97,374,603

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI China ETF		iShares MSCI China Small-Cap ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$61,419,028	$69,566,503	$2,147,257	$1,362,014
Net realized gain (loss)	89,362,120	54,923,012	16,601,968	(3,352,902)
Net change in unrealized appreciation (depreciation)	(537,758,595)	1,445,423,955	(8,325,517)	7,431,126

Net increase (decrease) in net assets resulting from operations	(386,977,447)	1,569,913,470	10,423,708	5,440,238

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(64,101,259)	(60,135,118)	(2,247,618)	(1,006,664)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	514,643,583	1,020,199,183	28,655,679	28,325,140

NET ASSETS
Total increase in net assets	63,564,877	2,529,977,535	36,831,769	32,758,714
Beginning of year	6,118,904,139	3,588,926,604	51,989,080	19,230,366

End of year	$6,182,469,016	$6,118,904,139	$88,820,849	$51,989,080

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Changes in Net Assets (continued)

	iShares MSCI Indonesia ETF		iShares MSCI Peru ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,335,677	$6,283,126	$3,460,080	$2,586,992
Net realized loss	(19,687,162)	(42,943,033)	(17,601,355)	(34,670,086)
Net change in unrealized appreciation (depreciation)	46,416,147	(56,398,313)	(9,103,638)	16,943,545

Net increase (decrease) in net assets resulting from operations	31,064,662	(93,058,220)	(23,244,913)	(15,139,549)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,987,704)	(4,209,575)	(2,273,885)	(2,716,932)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	5,989,055	14,974,393	39,083,845	(63,584,709)

NET ASSETS
Total increase (decrease) in net assets	32,066,013	(82,293,402)	13,565,047	(81,441,190)
Beginning of year	319,891,707	402,185,109	82,296,723	163,737,913

End of year	$351,957,720	$319,891,707	$95,861,770	$82,296,723

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Philippines ETF		iShares MSCI Poland ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,131,105	$988,563	$2,087,648	$2,385,749
Net realized loss	(10,531,238)	(39,081,237)	(13,048,272)	(24,785,466)
Net change in unrealized appreciation (depreciation)	23,537,100	(20,239,837)	79,176,026	(2,150,036)

Net increase (decrease) in net assets resulting from operations	14,136,967	(58,332,511)	68,215,402	(24,549,753)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,185,812)	(924,498)	(2,299,648)	(8,800,235)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,414,725)	(39,264,393)	(35,363,332)	26,365,968

NET ASSETS
Total increase (decrease) in net assets	6,536,430	(98,521,402)	30,552,422	(6,984,020)
Beginning of year	118,506,767	217,028,169	253,593,813	260,577,833

End of year	$125,043,197	$118,506,767	$284,146,235	$253,593,813

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Changes in Net Assets (continued)

	iShares MSCI Qatar ETF		iShares MSCI Saudi Arabia ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,764,915	$2,345,460	$14,061,663	$12,975,640
Net realized gain (loss)	(341,109)	(2,138,748)	1,956,363	(96,779,306)
Net change in unrealized appreciation (depreciation)	9,448,605	3,860,076	244,575,468	46,386,613

Net increase (decrease) in net assets resulting from operations	10,872,411	4,066,788	260,593,494	(37,417,053)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(1,877,384)	(2,263,201)	(9,483,509)	(19,204,482)
Return of capital	—	(191,392)	—	—

Decrease in net assets resulting from distributions to shareholders	(1,877,384)	(2,454,593)	(9,483,509)	(19,204,482)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(9,984,547)	35,035,708	130,945,034	(73,341,055)

NET ASSETS
Total increase (decrease) in net assets	(989,520)	36,647,903	382,055,019	(129,962,590)
Beginning of year	87,223,475	50,575,572	516,628,638	646,591,228

End of year	$86,233,955	$87,223,475	$898,683,657	$516,628,638

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI UAE ETF

	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$752,809	$2,151,123
Net realized loss	(1,734,153)	(11,560,584)
Net change in unrealized appreciation (depreciation)	5,887,761	(4,188,764)

Net increase (decrease) in net assets resulting from operations	4,906,417	(13,598,225)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(741,238)	(2,128,226)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(18,624,637)	8,096,344

NET ASSETS
Total decrease in net assets	(14,459,458)	(7,630,107)
Beginning of year	38,176,988	45,807,095

End of year	$23,717,530	$38,176,988

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Argentina and Global Exposure ETF

					Period From
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	04/25/17	(a)
					to 08/31/17

Net asset value, beginning of period	$22.01	$19.34	$22.20	$25.71	$25.23

Net investment income(b)	0.15	0.17	0.27	0.63	0.03
Net realized and unrealized gain (loss)(c)	9.36	2.65	(2.88)	(3.61)	0.46

Net increase (decrease) from investment operations	9.51	2.82	(2.61)	(2.98)	0.49

Distributions(d)
From net investment income	(0.22)	(0.15)	(0.25)	(0.53)		(0.01)

Total distributions	(0.22)	(0.15)	(0.25)	(0.53)		(0.01)

Net asset value, end of period	$31.30	$22.01	$19.34	$22.20	$25.71

Total Return(e)

Based on net asset value	43.35%	14.65%	(12.05)%	(12.00)%	2.00	%(f)

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59	%(g)

Total expenses after fees waived	0.24%	0.24%	0.45%	0.59%	0.59	%(g)

Net investment income	0.59%	0.85%	1.14%	2.22%	0.34	%(g)

Supplemental Data
Net assets, end of period (000)	$9,390	$7,705	$8,704	$22,203	$15,428

Portfolio turnover rate(h)	30%	51%	27%	42%	17	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Brazil Small-Cap ETF

	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17

Net asset value, beginning of year	$13.62		$16.92		$11.87		$16.19		$11.51

Net investment income(a)	0.37		0.23		0.50		0.40		0.36
Net realized and unrealized gain (loss)(b)	3.79		(3.30)		5.15		(4.01)		4.74

Net increase (decrease) from investment operations	4.16		(3.07)		5.65		(3.61)		5.10

Distributions(c)
From net investment income	(0.36)		(0.23)		(0.60)		(0.71)		(0.42)

Total distributions	(0.36)		(0.23)		(0.60)		(0.71)		(0.42)

Net asset value, end of year	$17.42		$13.62		$16.92		$11.87		$16.19

Total Return(d)
Based on net asset value	30.34%		(18.40)%		48.35%		(22.95)%		45.92%

Ratios to Average Net Assets

Total expenses	0.57%		0.59%		0.59%		0.59%		0.62%

Net investment income	2.26%		1.51%		3.26%		2.55%		2.76%

Supplemental Data
Net assets, end of year (000)	$107,976		$97,375		$106,588		$48,679		$62,316

Portfolio turnover rate(e)	40	%(f)	65	%(f)	47	%(f)	67	%(f)	58	%(f)

(a)  Based on average shares outstanding.

(b)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to  the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.
(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(f) Portfolio turnover rate excluding cash creations was as follows:	39%		26%		30%		25%		26%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI China ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$75.92	$56.43	$60.85	$62.06	$46.87

Net investment income(a)	0.74	0.90	0.95	1.05	0.86
Net realized and unrealized gain (loss)(b)	(4.98)	19.40	(4.49)	(1.10)	14.94

Net increase (decrease) from investment operations	(4.24)	20.30	(3.54)	(0.05)	15.80

Distributions(c)
From net investment income	(0.78)	(0.81)	(0.88)	(1.16)	(0.61)

Total distributions	(0.78)	(0.81)	(0.88)	(1.16)	(0.61)

Net asset value, end of year	$70.90	$75.92	$56.43	$60.85	$62.06

Total Return(d)
Based on net asset value	(5.69)%	36.29%	(5.76)%	(0.22)%	34.13%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%	0.62%

Net investment income	0.93%	1.43%	1.63%	1.57%	1.70%

Supplemental Data
Net assets, end of year (000)	$6,182,469	$6,118,904	$3,588,927	$3,444,143	$2,594,247

Portfolio turnover rate(e)	18%	16%	14%	14%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI China Small-Cap ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$45.21	$38.46	$47.23	$48.50	$43.79

Net investment income(a)	1.50	1.46	1.39	1.51	1.22
Net realized and unrealized gain (loss)(b)	8.86	6.48	(7.78)	(1.14)	5.21

Net increase (decrease) from investment operations	10.36	7.94	(6.39)	0.37	6.43

Distributions(c)
From net investment income	(1.74)	(1.19)	(2.38)	(1.64)	(1.72)

Total distributions	(1.74)	(1.19)	(2.38)	(1.64)	(1.72)

Net asset value, end of year	$53.83	$45.21	$38.46	$47.23	$48.50

Total Return(d)

Based on net asset value	23.33%	21.21%	(13.60)%	0.58%	15.29%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%	0.62%

Net investment income	2.82%	3.70%	3.26%	2.91%	2.72%

Supplemental Data
Net assets, end of year (000)	$88,821	$51,989	$19,230	$25,977	$21,825

Portfolio turnover rate(e)	51%	39%	38%	63%	26%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Indonesia ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$19.69	$25.22	$23.57	$26.89	$25.82

Net investment income(a)	0.27	0.36	0.41	0.43	0.31
Net realized and unrealized gain (loss)(b)	1.68	(5.66)	1.70	(3.27)	1.11

Net increase (decrease) from investment operations	1.95	(5.30)	2.11	(2.84)	1.42

Distributions(c)
From net investment income	(0.31)	(0.23)	(0.46)	(0.48)	(0.35)

Total distributions	(0.31)	(0.23)	(0.46)	(0.48)	(0.35)

Net asset value, end of year	$21.33	$19.69	$25.22	$23.57	$26.89

Total Return(d)

Based on net asset value	9.88%	(21.04)%	9.00%	(10.67)%	5.53%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%	0.62%

Net investment income	1.26%	1.65%	1.64%	1.63%	1.22%

Supplemental Data
Net assets, end of year (000)	$351,958	$319,892	$402,185	$414,758	$501,411

Portfolio turnover rate(e)	10%	13%	12%	7%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Peru ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$31.65	$34.11	$37.44	$37.54	$32.79

Net investment income(a)	0.79	0.69	0.85	1.09	0.46
Net realized and unrealized gain (loss)(b)	(5.00)	(2.34)	(3.36)	(0.06)	4.99

Net increase (decrease) from investment operations	(4.21)	(1.65)	(2.51)	1.03	5.45

Distributions(c)
From net investment income	(0.44)	(0.81)	(0.82)	(1.13)	(0.70)

Total distributions	(0.44)	(0.81)	(0.82)	(1.13)	(0.70)

Net asset value, end of year	$27.00	$31.65	$34.11	$37.44	$37.54

Total Return(d)

Based on net asset value	(13.49)%	(4.78)%	(6.75)%	2.60%	16.89%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%	0.62%

Net investment income	2.42%	2.15%	2.33%	2.65%	1.37%

Supplemental Data
Net assets, end of year (000)	$95,862	$82,297	$163,738	$164,717	$170,794

Portfolio turnover rate(e)	33%	26%	18%	11%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Philippines ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$26.63	$34.45	$33.08	$35.88	$39.19

Net investment income(a)	0.26	0.17	0.28	0.14	0.15
Net realized and unrealized gain (loss)(b)	3.90	(7.80)	1.35	(2.79)	(3.26)

Net increase (decrease) from investment operations	4.16	(7.63)	1.63	(2.65)	(3.11)

Distributions(c)
From net investment income	(0.29)	(0.19)	(0.26)	(0.15)	(0.20)

Total distributions	(0.29)	(0.19)	(0.26)	(0.15)	(0.20)

Net asset value, end of year	$30.50	$26.63	$34.45	$33.08	$35.88

Total Return(d)

Based on net asset value	15.57%	(22.16)%	4.93%	(7.40)%	(7.87)%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%	0.62%

Net investment income	0.87%	0.57%	0.83%	0.40%	0.42%

Supplemental Data
Net assets, end of year (000)	$125,043	$118,507	$217,028	$172,013	$172,245

Portfolio turnover rate(e)	20%	16%	8%	8%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Poland ETF

	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17

Net asset value, beginning of year	$18.24		$20.68		$24.31		$27.33		$18.06

Net investment income(a)	0.16	(b)	0.17	(b)	0.65	(b)	0.33	(b)	0.45	(b)
Net realized and unrealized gain (loss)(c)	4.86			(1.95)		(3.93)		(2.90)	9.25

Net increase (decrease) from investment operations	5.02			(1.78)		(3.28)		(2.57)	9.70

Distributions(d)
From net investment income		(0.16)		(0.66)		(0.35)		(0.45)		(0.43)

Total distributions		(0.16)		(0.66)		(0.35)		(0.45)		(0.43)

Net asset value, end of year	$23.10		$18.24		$20.68		$24.31		$27.33

Total Return(e)
Based on net asset value	27.65	%(b)	(8.76	)%(b)	(13.64	)%(b)	(9.53	)%(b)	54.79	%(b)

Ratios to Average Net Assets
Total expenses		0.61%		0.78%		0.61%		0.63%		0.63%

Total expenses excluding professional fees for foreign withholding tax claims		0.57%		0.59%		0.59%		0.59%		0.62%

Net investment income	0.80	%(b)	0.93	%(b)	2.81	%(b)	1.28	%(b)	2.07	%(b)

Supplemental Data
Net assets, end of year (000)	$284,146		$253,594		$260,578		$263,758		$363,537

Portfolio turnover rate(f)		22%		15%		5%		7%		6%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, respectively:

• Net investment income per share by $0.07, $0.28, $0.05, $0.08 and $0.03, respectively.
• Total return by 0.38%, 1.40%, 0.21%, 0.41% and 0.11%, respectively.
• Ratio of net investment income to average net assets by 0.34%, 1.54%, 0.22%, 0.32% and 0.14%, respectively.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Qatar ETF

	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17

Net asset value, beginning of year	$17.62		$17.44		$17.82		$16.19		$20.18

Net investment income(a)	0.37		0.56		0.64		0.66		0.57
Net realized and unrealized gain (loss)(b)	2.03		0.11		(0.26)		1.71		(3.90)

Net increase (decrease) from investment operations	2.40		0.67		0.38		2.37		(3.33)

Distributions(c)
From net investment income	(0.42)		(0.45)		(0.76)		(0.74)		(0.66)
Return of capital	—		(0.04)		—		—		—

Total distributions	(0.42)		(0.49)		(0.76)		(0.74)		(0.66)

Net asset value, end of year	$19.60		$17.62		$17.44		$17.82		$16.19

Total Return(d)

Based on net asset value	13.70%		4.10%		1.98%		14.96%		(16.52)%

Ratios to Average Net Assets
Total expenses	0.57%		0.59%		0.59%		0.59%		0.62%

Net investment income	1.98%		3.31%		3.48%		4.09%		3.05%

Supplemental Data
Net assets, end of year (000)	$86,234		$87,223		$50,576		$55,253		$49,390

Portfolio turnover rate(e)	26	%(f)	24	%(f)	33	%(f)	58	%(f)	47	%(f)

(a)  Based on average shares outstanding.

(b)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period  due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Where applicable, assumes the reinvestment of distributions.

(e)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for  cash in U.S. dollars (“cash creations”).

(f) Portfolio turnover rate excluding cash creations was as follows:	9%		14%		23%		22%		20%

See notes to financial statements.

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Saudi Arabia ETF

	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17

Net asset value, beginning of year	$28.70		$30.21		$29.72		$26.15		$21.52

Net investment income(a)	0.71		0.57		1.11		1.28		0.91
Net realized and unrealized gain (loss)(b)	12.27		(1.26)		0.12		2.92		4.24

Net increase (decrease) from investment operations	12.98		(0.69)		1.23		4.20		5.15

Distributions(c)
From net investment income	(0.46)		(0.82)		(0.74)		(0.63)		(0.52)

Total distributions	(0.46)		(0.82)		(0.74)		(0.63)		(0.52)

Net asset value, end of year	$41.22		$28.70		$30.21		$29.72		$26.15

Total Return(d)

Based on net asset value	45.37%		(2.21)%		4.14%		16.23%		24.06%

Ratios to Average Net Assets
Total expenses	0.74%		0.74%		0.74%		0.74%		0.74%

Net investment income	2.06%		2.03%		3.46%		4.31%		3.68%

Supplemental Data
Net assets, end of year (000)	$898,684		$516,629		$646,591		$257,099		$18,306

Portfolio turnover rate(e)	13	%(f)	64	%(f)	82	%(f)	20	%(f)	21	%(f)

(a) Based on average shares outstanding.

(b)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to  the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(f) Portfolio turnover rate excluding cash creations was as follows:	6%		20%		14%		10%		21%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI UAE ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$10.91	$14.09	$15.61	$17.74	$17.15

Net investment income(a)	0.46	0.53	0.57	0.70	0.50
Net realized and unrealized gain (loss)(b)	3.96	(3.16)	(1.54)	(2.04)	0.72

Net increase (decrease) from investment operations	4.42	(2.63)	(0.97)	(1.34)	1.22

Distributions(c)
From net investment income	(0.51)	(0.55)	(0.55)	(0.79)	(0.63)

Total distributions	(0.51)	(0.55)	(0.55)	(0.79)	(0.63)

Net asset value, end of year	$14.82	$10.91	$14.09	$15.61	$17.74

Total Return(d)

Based on net asset value	40.74%	(18.43)%	(5.95)%	(7.55)%	7.33%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%	0.62%

Net investment income	3.61%	4.46%	3.95%	4.18%	2.94%

Supplemental Data
Net assets, end of year (000)	$23,718	$38,177	$45,807	$39,018	$49,663

Portfolio turnover rate(e)	112%	67%	55%	33%	33%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Argentina and Global Exposure	Non-diversified
MSCI Brazil Small-Cap	Diversified
MSCI China	Non-diversified
MSCI China Small-Cap	Diversified
MSCI Indonesia	Non-diversified
MSCI Peru	Non-diversified
MSCI Philippines	Non-diversified
MSCI Poland	Non-diversified
MSCI Qatar	Non-diversified
MSCI Saudi Arabia	Non-diversified
MSCI UAE	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Argentina and Global Exposure
BofA Securities, Inc.	$53,074	$53,074		$—	$—
Credit Suisse Securities (USA) LLC	40,266	40,266		—	—
J.P. Morgan Securities LLC	670	670		—	—
Morgan Stanley	13,536	13,536		—	—

	$107,546	$107,546		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI China
Barclays Bank PLC	$11,550,159	$11,392,313		$—	$(157,846	)(b)
Barclays Capital, Inc.	5,639,976	5,639,976		—	—
BNP Paribas SA	1,685,642	1,603,567		—	(82,075	)(b)
BofA Securities, Inc.	22,490,714	22,490,714		—	—
Citadel Clearing LLC	1,963,500	1,934,934		—	(28,566	)(b)
Citigroup Global Markets, Inc.	34,106,258	34,106,258		—	—
Credit Suisse Securities (USA) LLC	2,068,498	2,068,498		—	—
Deutsche Bank Securities, Inc.	230,454	216,030		—	(14,424	)(b)
Goldman Sachs & Co. LLC	14,015,215	14,015,215		—	—
HSBC Bank PLC	442,843	442,843		—	—
J.P. Morgan Securities LLC	9,700,180	9,658,173		—	(42,007	)(b)
Jefferies LLC	31,304	29,342		—	(1,962	)(b)
Macquarie Bank Ltd.	2,030,120	2,030,120		—	—
Morgan Stanley	24,594,702	24,594,702		—	—
Nomura Securities International, Inc.	43,776	43,776		—	—
SG AMERICAS Securities LLC	2,137,729	2,137,729		—	—
State Street Bank & Trust Co.	3,576,645	3,475,219		—	(101,426	)(b)
Toronto Dominion Bank	1,167,448	1,167,448		—	—
UBS AG	5,434,115	5,264,115		—	(170,000	)(b)
UBS Securities LLC	560,348	532,093		—	(28,255	)(b)
Wells Fargo Bank N.A.	3,479	3,444		—	(35	)(b)
Wells Fargo Securities LLC	19,684	19,486		—	(198	)(b)

	$143,492,789	$142,865,995		$—	$(626,794)

MSCI China Small-Cap
Barclays Bank PLC	$1,453,509	$1,453,509		$—	$—
Barclays Capital, Inc.	1,703,607	1,703,607		—	—
BNP Paribas SA	51,040	51,040		—	—
BofA Securities, Inc.	3,990,360	3,990,360		—	—
Citadel Clearing LLC	35,072	34,556		—	(516	)(b)
Citigroup Global Markets, Inc.	740,240	740,240		—	—
Credit Suisse Securities (USA) LLC	2,025,605	2,025,605		—	—
Deutsche Bank Securities, Inc.	431,520	425,497		—	(6,023	)(b)
Goldman Sachs & Co. LLC	2,222,713	2,222,713		—	—
HSBC Bank PLC	526,471	526,471		—	—
J.P. Morgan Securities LLC	1,419,742	1,419,742		—	—
Morgan Stanley	1,232,467	1,232,467		—	—
National Financial Services LLC	318,593	318,593		—	—
Nomura Securities International, Inc.	227,388	227,388		—	—
Scotia Capital (USA), Inc.	611,035	611,035		—	—
SG AMERICAS Securities LLC	9,113	9,113		—	—
State Street Bank & Trust Co.	27,472	27,472		—	—
UBS AG	28,956	28,956		—	—
UBS Securities LLC	242,874	240,288		—	(2,586	)(b)
Wells Fargo Securities LLC	132,730	132,578		—	(152	)(b)

	$17,430,507	$17,421,230		$—	$(9,277)

MSCI Poland
Barclays Capital, Inc.	$350,229	$350,229		$—	$—
BofA Securities, Inc.	246,074	246,074		—	—
Citigroup Global Markets, Inc.	314,102	314,102		—	—
Goldman Sachs & Co. LLC	560,284	560,284		—	—
HSBC Bank PLC	75,400	75,400		—	—
J.P. Morgan Securities LLC	124,036	124,036		—	—
Morgan Stanley	11,259,701	11,259,701		—	—
UBS AG	94,252	94,252		—	—

	$13,024,078	$13,024,078		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

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Notes to Financial Statements  (continued)

(b)

The market value of the loaned securities is determined as of August 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

Effective July 14, 2021, for its investment advisory services to each of the iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Peru, iShares MSCI Philippines, iShares MSCI Poland, iShares MSCI Qatar and iShares MSCI UAE ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

Prior to July 14, 2021, for its investment advisory services to each of the iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Peru, iShares MSCI Philippines, iShares MSCI Poland, iShares MSCI Qatar and iShares MSCI UAE ETFs, BFA was entitled to an annual

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

MSCI Argentina and Global Exposure	0.59%
MSCI Saudi Arabia	0.74

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver in order to limit the iShares MSCI Argentina and Global Exposure ETF’s total annual operating expenses after fee waiver to 0.24%, and currently intends to keep such voluntary fee waiver for the Fund in place through December 31, 2021. Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

MSCI Argentina and Global Exposure	$26,643

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Argentina and Global Exposure	$542
MSCI China	440,616
MSCI China Small-Cap	96,879
MSCI Poland	53,611

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Argentina and Global Exposure	$263,329	$730,438	$258,909
MSCI China	74,333,563	56,064,491	(8,263,372)
MSCI China Small-Cap	5,441,220	18,387,799	6,506,113
MSCI Peru	3,870,543	5,886,013	(1,051,297)
MSCI Poland	8,112,291	361,984	(169,930)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Argentina and Global Exposure	$2,242,850	$2,414,850
MSCI Brazil Small-Cap	42,867,641	56,569,205
MSCI China	1,837,888,530	1,170,948,468
MSCI China Small-Cap	89,838,210	38,466,065
MSCI Indonesia	36,435,594	32,898,898
MSCI Peru	49,534,182	44,668,934
MSCI Philippines	28,560,628	25,210,423
MSCI Poland	57,177,976	55,765,526
MSCI Qatar	22,955,482	33,221,568
MSCI Saudi Arabia	217,138,191	87,290,674
MSCI UAE	24,551,231	42,941,341

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Argentina and Global Exposure	$—	$936,434
MSCI China	279,107,376	444,438,996
MSCI China Small-Cap	13,139,286	35,810,656
MSCI Indonesia	131,209,092	129,763,751
MSCI Peru	137,912,958	102,796,661
MSCI Philippines	36,261,304	42,596,411
MSCI Poland	92,570,172	128,492,597
MSCI UAE	287,431	422,524

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Argentina and Global Exposure	$15,641	$(15,641)
MSCI China	242,229,786	(242,229,786)
MSCI China Small-Cap	11,633,605	(11,633,605)
MSCI Indonesia	10,649,816	(10,649,816)
MSCI Peru	7,808,876	(7,808,876)
MSCI Philippines	(4,032,638)	4,032,638
MSCI Poland	18,553,613	(18,553,613)
MSCI UAE	(261,911)	261,911

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

MSCI Argentina and Global Exposure
Ordinary income	$64,808	$83,697

MSCI Brazil Small-Cap
Ordinary income	$2,361,269	$1,745,003

MSCI China
Ordinary income	$64,101,259	$60,135,118

MSCI China Small-Cap
Ordinary income	$2,247,618	$1,006,664

MSCI Indonesia
Ordinary income	$4,987,704	$4,209,575

MSCI Peru
Ordinary income	$2,273,885	$2,716,932

MSCI Philippines
Ordinary income	$1,185,812	$924,498

MSCI Poland
Ordinary income	$2,299,648	$8,800,235

MSCI Qatar
Ordinary income	$1,877,384	$2,263,201
Return of capital	—	191,392

	$1,877,384	$2,454,593

MSCI Saudi Arabia
Ordinary income	$9,483,509	$19,204,482

MSCI UAE
Ordinary income	$741,238	$2,128,226

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI Argentina and Global Exposure	$—	$(4,727,042)	$(1,149,218)	$(5,876,260)
MSCI Brazil Small-Cap	1,201,502	(55,778,419)	13,070,888	(41,506,029)
MSCI China	41,925,082	(649,443,403)	874,192,051	266,673,730
MSCI China Small-Cap	2,790,867	(4,605,075)	(10,243,095)	(12,057,303)
MSCI Indonesia	1,369,072	(161,291,249)	(117,948,465)	(277,870,642)
MSCI Peru	1,230,112	(140,440,764)	(57,956,089)	(197,166,741)
MSCI Philippines	225,207	(60,067,144)	(30,569,614)	(90,411,551)
MSCI Poland	1,333,875	(121,342,231)	(31,196,629)	(151,204,985)
MSCI Qatar	278,598	(18,006,638)	11,423,890	(6,304,150)
MSCI Saudi Arabia	5,449,113	(65,216,720)	211,071,535	151,303,928
MSCI UAE	523,295	(36,039,405)	(2,042,566)	(37,558,676)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and foreign withholding tax reclaims.

For the year ended August 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

MSCI Argentina and Global Exposure	$104,622
MSCI Brazil Small-Cap	2,247,993
MSCI China Small-Cap	4,347,590

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Argentina and Global Exposure	$10,639,184	$2,845,574	$(3,995,277)	$(1,149,703)
MSCI Brazil Small-Cap	94,439,963	28,892,665	(15,826,016)	13,066,649
MSCI China	5,443,818,609	1,585,941,564	(711,760,570)	874,180,994
MSCI China Small-Cap	121,061,032	9,774,453	(20,017,737)	(10,243,284)
MSCI Indonesia	469,499,731	14,552,396	(132,509,699)	(117,957,303)
MSCI Peru	153,512,160	657,660	(58,609,013)	(57,951,353)
MSCI Philippines	155,112,618	4,497,261	(35,072,390)	(30,575,129)
MSCI Poland	331,138,410	22,898,105	(54,089,902)	(31,191,797)
MSCI Qatar	74,594,018	12,462,935	(1,039,022)	11,423,913
MSCI Saudi Arabia	688,281,746	211,484,314	(412,688)	211,071,626
MSCI UAE	25,775,964	6,375,833	(8,418,356)	(2,042,523)

9.	LINE OF CREDIT

The iShares MSCI Brazil Small-Cap ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Funds. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements  (continued)

Effective August 13, 2021, the iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2021, the Funds did not borrow under the Credit Agreement or Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

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Notes to Financial Statements  (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20

iShares ETF	Shares	Amount	Shares	Amount

MSCI Argentina and Global Exposure
Shares sold	—	$—	400,000	$8,087,879
Shares redeemed	(50,000)	(1,067,643)	(500,000)	(8,532,436)

Net decrease	(50,000)	$(1,067,643)	(100,000)	$(444,557)

MSCI Brazil Small-Cap
Shares sold	50,000	$1,032,617	4,200,000	$85,559,973
Shares redeemed	(1,000,000)	(15,793,256)	(3,350,000)	(46,869,954)

Net increase (decrease)	(950,000)	$(14,760,639)	850,000	$38,690,019

MSCI China
Shares sold	12,600,000	$1,029,902,450	26,600,000	$1,641,516,575
Shares redeemed	(6,000,000)	(515,258,867)	(9,600,000)	(621,317,392)

Net increase	6,600,000	$514,643,583	17,000,000	$1,020,199,183

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements  (continued)

	Year Ended 08/31/21		Year Ended 08/31/20

iShares ETF	Shares	Amount	Shares	Amount

MSCI China Small-Cap
Shares sold	1,200,000	$67,193,631	750,000	$31,937,426
Shares redeemed	(700,000)	(38,537,952)	(100,000)	(3,612,286)

Net increase	500,000	$28,655,679	650,000	$28,325,140

MSCI Indonesia
Shares sold	6,350,000	$136,719,963	11,900,000	$252,571,048
Shares redeemed	(6,100,000)	(130,730,908)	(11,600,000)	(237,596,655)

Net increase	250,000	$5,989,055	300,000	$14,974,393

MSCI Peru
Shares sold	4,650,000	$150,213,900	350,000	$12,459,316
Shares redeemed	(3,700,000)	(111,130,055)	(2,550,000)	(76,044,025)

Net increase (decrease)	950,000	$39,083,845	(2,200,000)	$(63,584,709)

MSCI Philippines
Shares sold	1,150,000	$36,356,001	1,400,000	$45,719,469
Shares redeemed	(1,500,000)	(42,770,726)	(3,250,000)	(84,983,862)

Net decrease	(350,000)	$(6,414,725)	(1,850,000)	$(39,264,393)

MSCI Poland
Shares sold	5,200,000	$94,082,451	6,150,000	$112,952,003
Shares redeemed	(6,800,000)	(129,445,783)	(4,850,000)	(86,586,035)

Net increase (decrease)	(1,600,000)	$(35,363,332)	1,300,000	$26,365,968

MSCI Qatar
Shares sold	900,000	$16,893,879	2,500,000	$42,539,145
Shares redeemed	(1,450,000)	(26,878,426)	(450,000)	(7,503,437)

Net increase (decrease)	(550,000)	$(9,984,547)	2,050,000	$35,035,708

MSCI Saudi Arabia
Shares sold	5,350,000	$178,705,972	10,450,000	$298,650,503
Shares redeemed	(1,550,000)	(47,760,938)	(13,850,000)	(371,991,558)

Net increase (decrease)	3,800,000	$130,945,034	(3,400,000)	$(73,341,055)

MSCI UAE
Shares sold	1,600,000	$21,193,301	1,600,000	$21,787,453
Shares redeemed	(3,500,000)	(39,817,938)	(1,350,000)	(13,691,109)

Net increase (decrease)	(1,900,000)	$(18,624,637)	250,000	$8,096,344

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Poland ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

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Notes to Financial Statements  (continued)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares MSCI Argentina and Global

Exposure ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI

China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF, iShares MSCI

Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia

ETF and iShares MSCI UAE ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Argentina and Global Exposure ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF (eleven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI China	0.64%
MSCI Peru	31.92%

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income

MSCI Argentina and Global Exposure	$8,014
MSCI China	68,398,319
MSCI China Small-Cap	322,646
MSCI Indonesia	7,703,534
MSCI Peru	1,347,760
MSCI Philippines	2,560,437
MSCI Poland	3,440,185

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Argentina and Global Exposure	$77,051	$16,022
MSCI Brazil Small-Cap	3,251,172	166,243
MSCI China	103,929,126	7,100,289
MSCI China Small-Cap	2,460,294	38,525
MSCI Indonesia	7,760,008	1,478,732
MSCI Peru	3,281,132	140,161
MSCI Philippines	2,563,452	662,931
MSCI Poland	4,840,140	—
MSCI Qatar	2,272,604	—
MSCI Saudi Arabia	20,182,793	1,021,915
MSCI UAE	872,085	—

I M P O R T A N T T A X I N F O R M A T I O N	103

Board Review and Approval of Investment Advisory Contract

iShares MSCI Argentina and Global Exposure ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Brazil Small-Cap ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF, iShares MSCI Philippines ETF, iShares MSCI Qatar ETF, iShares MSCI UAE ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members)

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	105

Board Review and Approval of Investment Advisory Contract  (continued)

assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI China ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board

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Board Review and Approval of Investment Advisory Contract  (continued)

Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Poland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

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Board Review and Approval of Investment Advisory Contract  (continued)

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and

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the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Saudi Arabia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the

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expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did

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not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Argentina and Global Exposure(a)	$0.213533	$—	$0.002495	$0.216028	99%	—%	1%	100%
MSCI Brazil Small-Cap	0.356466	—	—	0.356466	100	—	—	100
MSCI China(a)	0.770720	—	0.010409	0.781129	99	—	1	100
MSCI China Small-Cap	1.740884	—	—	1.740884	100	—	—	100
MSCI Indonesia(a)	0.294136	—	0.019724	0.313860	94	—	6	100
MSCI Peru(a)	0.438936	—	0.003901	0.442837	99	—	1	100
MSCI Philippines	0.287397	—	—	0.287397	100	—	—	100
MSCI UAE	0.512775	—	—	0.512775	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI China ETF and iShares MSCI Philippines ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

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Supplemental Information (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI China ETF in respect of the Company’s financial year ending 31 December 2020 is USD 509.55 thousand. This figure is comprised of fixed remuneration of USD 237.28 thousand and variable remuneration of USD 272.27 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI China ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 83 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 6.7 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Philippines ETF in respect of the Company’s financial year ending 31 December 2020 is USD 12.09 thousand. This figure is comprised of fixed remuneration of USD 5.63 thousand and variable remuneration of USD 6.46 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Philippines ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 1.97 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.16 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	115

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

116	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business
		(2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	117

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

118	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

JSC	Joint Stock Company

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	119

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-806-0821

AUGUST 31, 2021

2021 Annual Report

iShares Trust

•	iShares MSCI Denmark ETF | EDEN | Cboe BZX

•	iShares MSCI Finland ETF | EFNL | Cboe BZX

•	iShares MSCI Germany Small-Cap ETF | EWGS | Cboe BZX

•	iShares MSCI Ireland ETF | EIRL | NYSE Arca

•	iShares MSCI Kuwait ETF | KWT | Cboe BZX

•	iShares MSCI New Zealand ETF | ENZL | NASDAQ

•	iShares MSCI Norway ETF | ENOR | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Denmark ETF

Investment Objective

The iShares MSCI Denmark ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Danish equities, as represented by the MSCI Denmark IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	37.21%	17.16%	18.37%	37.21%	120.79%	405.06%
Fund Market	38.01	17.15	18.36	38.01	120.70	404.69
Index	37.51	17.46	18.67	37.51	123.55	417.38

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,218.40	$ 2.96		$ 1,000.00	$ 1,022.50	$ 2.70		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Denmark ETF

Portfolio Management Commentary

Danish stocks strongly advanced during the reporting period amid a rapid economic recovery. High vaccination rates, government stimulus, and a gradual lessening of coronavirus pandemic-related restrictions contained the economic fallout. Danish economic activity outpaced the average expansion of the Eurozone, buoyed by increasing employment levels and strong household spending.

The healthcare sector, which represented approximately 40% of the Index on average, led contribution to the Index’s return. Pharmaceuticals companies advanced due to steady sales of drugs used in treating chronic medical problems, such as diabetes, particularly in China. In the U.S., new, lower-cost, private-label distribution channels presented manufacturers with an answer to pricing strategy criticism from regulators and government oversight committees. U.S. Food and Drug Administration approval of a new obesity care drug also benefited the pharmaceuticals industry as demand outstripped supply following its release.

The industrials sector further contributed to the Index’s return. Strong global e-commerce activity led to increased business in the transportation industry and bolstered air freight and logistics companies. Cargo volume grew substantially in 2020, benefiting Danish air freight and logistics companies. Acquisitions within the transportation industry increased as companies accelerated investment in digital logistics solutions and e-commerce capabilities. Increased volume and higher freight rates also supported earnings of marine shipping companies amid a sharp rebound in global trade. The capital goods industry also contributed as global wind companies recorded their strongest year of new installations in 2020. This was a major source of strength for heavy electrical equipment makers despite a rise in raw material prices and transportation costs. Customer demand for renewable energy remained strong as countries seek ways to cut greenhouse gas emissions.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Health Care	39.2%
Industrials	27.8
Financials	8.6
Consumer Staples	6.3
Materials	5.7
Utilities	5.6
Information Technology	3.1
Consumer Discretionary	3.1
Energy	0.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Novo Nordisk A/S, Class B	21.3%
DSV Panalpina A/S	9.6
Vestas Wind Systems A/S	7.6
Orsted A/S	5.6
Genmab A/S	4.5
Coloplast A/S, Class B	4.2
Carlsberg A/S, Class B	3.6
Novozymes A/S, Class B	3.5
AP Moller - Maersk A/S, Class B	3.0
Pandora A/S	2.6

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Finland ETF

Investment Objective

The iShares MSCI Finland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Finnish equities, as represented by the MSCI Finland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	29.37%	13.25%	11.37%	29.37%	86.31%	181.35%
Fund Market	29.05	13.21	11.38	29.05	85.93	181.45
Index	28.72	12.73	10.83	28.72	82.03	168.32

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,164.40	$ 3.06		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Finland ETF

Portfolio Management Commentary

Stocks in Finland advanced for the reporting period as the regional recovery accelerated. Government stimulus efforts, successful vaccine rollout, a strong rebound in industrial production, and increased demand for exports helped drive growth. Business confidence improved as unemployment declined and expectations for continued economic strengthening rose.

The industrials sector was the leading contributor to the Index’s return as machinery companies reported a resurgence in new orders and demand for services. The marine market experienced a more general recovery, as new vessel orders improved despite the ongoing pressure from the still-recovering cruise industry. Increased demand for emissions-free power production and renewable fuels also supported makers of maritime and offshore engines and equipment, further bolstering partnerships with energy and marine companies.

The materials sector contributed to the Index’s return, driven by the paper and forest products industry. Consumer behavior during the pandemic drove specific paper divisions, including wood pulp, used in soft paper products, and self-adhesive labeling materials. Strong consumer demand for goods also benefited producers of packaging materials.

Information technology stocks also contributed to the Index’s return as the country’s largest communications equipment maker completed a substantial operational overhaul to improve its 5G capabilities and reported a stronger than expected operating profit. The decision to ban a leading Chinese company from 5G telecommunications networks in the U.K. increased business opportunities in that country.

The financials and consumer services sectors also contributed. Continued demand in the housing market drove strong underwriting activity, benefiting the insurance industry. A resurgence in consumer spending boosted the consumer staples sector, as sales in the food and staples retail industry showed strong growth.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)

Industrials	25.6%
Information Technology	17.0
Materials	14.4
Financials	10.6
Energy	10.2
Communication Services	5.0
Utilities	4.6
Consumer Staples	4.2
Consumer Discretionary	4.2
Health Care	2.8
Real Estate	1.4

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)

Nokia OYJ	13.3%
Kone OYJ, Class B	11.2
Neste OYJ	10.2
Sampo OYJ, Class A	10.1
Fortum OYJ	4.6
UPM-Kymmene OYJ	4.4
Stora Enso OYJ, Class R	4.3
Kesko OYJ, Class B	4.2
Elisa OYJ	3.6
Wartsila OYJ Abp	3.0

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Germany Small-Cap ETF

Investment Objective

The iShares MSCI Germany Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization German equities, as represented by the MSCI Germany Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	35.96%	16.53%	15.27%	35.96%	114.86%	291.43%
Fund Market	35.99	16.55	15.27	35.99	115.05	291.42
Index	35.91	16.37	15.14	35.91	113.44	286.94

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,090.20	$ 3.11		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Germany Small-Cap ETF

Portfolio Management Commentary

Small-capitalization stocks in Germany advanced strongly for the reporting period despite new waves of COVID-19 infections and business disruptions that continued to hamper economic growth. Although Germany’s economy contracted in 2020, it outperformed several other European economies due to a surge in global trade that boosted its export-focused manufacturing sector. The deployment of COVID-19 vaccines in 2021, additional pandemic relief aid, and optimism about an economic recovery supported equity market gains.

The industrials sector contributed the most to the Index’s return, benefiting from the market’s shift toward economically sensitive stocks amid expectations of a resurgence in economic growth. Gains were concentrated primarily within the capital goods industry, where rising investments in equipment, machines, and services drove demand. Order strength was particularly strong among manufacturers of data processing equipment, lens systems, planes, and ships. Additionally, the sector benefited from the rapid economic recovery in China and the U.S., as well as pledges by several European governments to significantly increase public investment over the next two years, which provided incentive for manufacturing companies to invest in equipment.

The information technology sector was also a strong contributor to the Index’s return. A global semiconductor shortage that led chip companies to ramp up production supported semiconductor and semiconductor equipment companies. In particular, manufacturers of equipment used to produce gallium nitride transistors, alternatives to silicon chips that are used in data centers, power supplies, automotive systems, and other applications, contributed.

The materials sector also contributed amid global economic expansion and robust demand for raw materials, which drove commodities prices higher. Steel companies were particularly strong contributors, supported by order growth amid recoveries in the automotive and construction industries.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)

Industrials	26.5%
Information Technology	12.5
Health Care	12.4
Real Estate	11.1
Communication Services	9.3
Consumer Discretionary	9.1
Materials	8.7
Financials	6.1
Consumer Staples	2.3
Utilities	1.0
Energy	1.0

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)

Evotec SE	3.9%
TAG Immobilien AG	2.9
thyssenkrupp AG	2.7
Rheinmetall AG	2.5
CTS Eventim AG & Co. KGaA	2.2
Hugo Boss AG	2.0
Gerresheimer AG	2.0
AIXTRON SE	1.9
alstria office REIT-AG	1.9
Befesa SA	1.9

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Ireland ETF

Investment Objective

The iShares MSCI Ireland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Irish equities, as represented by the MSCI All Ireland Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	44.90%	10.98%	14.00%	44.90%	68.39%	270.63%
Fund Market	46.25	11.13	13.95	46.25	69.46	269.05
Index	45.99	11.41	14.49	45.99	71.67	287.12

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through November 26, 2013 reflects the performance of the MSCI Ireland Investable Market Index 25/50. Index performance beginning on November 27, 2013 reflects the performance of the MSCI All Ireland Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,205.20	$ 2.72		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Ireland ETF

Portfolio Management Commentary

Irish stocks advanced strongly during the reporting period amid economic recovery from the coronavirus pandemic. The Irish economy expanded amid an export surge, government investment, and increased household consumption. Demand for Irish goods abroad remained steady despite the pandemic, and news of a planned trade mission to western Europe helped further an export led recovery. Unprecedented government stimulus continued, bolstering the economy with programs to support employers and employees. This contributed to a projected budget deficit of approximately 8.5% of national income and 4.7% of economic growth, which was on par with other European nations. The government announced that it would reduce the deficit more gradually than previously planned as it invests in housing construction to meet increased demand. Consumer spending surpassed pre-pandemic levels as restrictions loosened and Irish consumers shopped for everything from clothing to apps and gaming.

The materials sector was the largest contributor to the Index’s return. Construction rebounded strongly in the second quarter of 2021, reflecting pent-up demand from spring 2021 when nonessential work was paused amid increasing COVID-19 infection rates. This strong underlying demand combined with pricing increases bolstered revenue despite increased costs and weather events that disrupted businesses in Europe and North America.

The financials sector also contributed significantly to the Index’s return. Banks led contributions as profits rose despite low interest rates and a brief resumption of pandemic-related restrictions in spring 2021. Impairment losses were lower as Ireland distributed COVID-19 vaccines widely, and the Irish economy reopened. The industrials sector was another meaningful contributor, led by capital goods firms that focus on trading and distribution. The rise in construction benefited the industry, as a large building materials distributor posted higher revenues and profits, driving contribution.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Materials	28.0%
Consumer Discretionary	27.5
Industrials	14.6
Consumer Staples	9.9
Financials	9.4
Health Care	6.8
Real Estate	3.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

CRH PLC	22.4%
Flutter Entertainment PLC, Class DI	21.5
AIB Group PLC	4.6
Grafton Group PLC	4.6
Bank of Ireland Group PLC	4.6
Glanbia PLC	4.5
Kingspan Group PLC	4.5
ICON PLC	4.5
Ryanair Holdings PLC	4.4
Kerry Group PLC, Class A	4.3

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Kuwait ETF

Investment Objective

The iShares MSCI Kuwait ETF (the “Fund”) seeks to track the investment results of a broad-based equity index with exposure to Kuwait, as defined by the index provider, as represented by the MSCI All Kuwait Select Size Liquidity Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception

Fund NAV	37.03%
Fund Market	37.60
Index	37.94

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/20. The first day of secondary market trading was 9/3/20.

Certain sectors and markets performed exceptionally well based on market conditions since the Fund commenced operations. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,234.90	$ 4.17		$ 1,000.00	$ 1,021.50	$ 3.77		0.74%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Kuwait ETF

Portfolio Management Commentary

Stocks in Kuwait posted a strong advance for the reporting period despite government deficits and political gridlock. The appointed government and the elected parliament clashed over how to reduce the government’s record deficit, which widened due to a sharp drop in oil prices and government spending during 2020. Consequently, prominent credit rating agencies downgraded debt issued by the Kuwaiti government. Despite these challenges, Kuwait continued to open its financial markets to foreign investment, leading a major equity index provider to upgrade their status from “frontier” to “emerging” market. Kuwait’s large public sector, which accounts for approximately half of the country’s economic output, continued to employ approximately 85% of the Kuwaiti work force, holding the national unemployment rate at 2.3% during 2020. As oil prices rebounded strongly during the reporting period, Kuwait, the world’s tenth largest oil producer in 2020, sharply increased its oil production. Oil represented approximately half of Kuwait’s economic output, 95% of its exports, and 90% of government revenue. The oil price recovery, in addition to the possibility of drawing on Kuwait’s U.S. $600 billion sovereign wealth fund, helped forestall an imminent liquidity crisis.

The Index’s performance was driven primarily by a solid advance in the financials sector, which represented approximately 66% of the Index at the end of the reporting period. The two largest banks in the Index posted strong earnings growth. As the economy rebounded from coronavirus pandemic lows, provisions for credit losses decreased, and household demand for credit increased. The Kuwaiti airline industry also improved, as the number of international flights increased sharply. In the real estate sector, strong demand and limited supply continued to drive up the prices of residential real estate.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	66.5%
Industrials	12.4
Real Estate	7.5
Communication Services	4.4
Materials	3.3
Consumer Discretionary	2.6
Utilities	1.2
Consumer Staples	1.1
Energy	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

National Bank of Kuwait SAKP	22.9%
Kuwait Finance House KSCP	20.1
Agility Public Warehousing Co. KSC	4.4
Mobile Telecommunications Co. KSCP	4.4
Ahli United Bank BSC	4.1
Mabanee Co. KPSC	3.7
Gulf Bank KSCP	3.2
National Industries Group Holding SAK	2.6
Humansoft Holding Co. KSC	2.6
Warba Bank KSCP	2.3

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI New Zealand ETF

Investment Objective

The iShares MSCI New Zealand ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of New Zealand equities, as represented by the MSCI New Zealand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	6.58%	9.91%	11.53%	6.58%	60.38%	197.88%
Fund Market	6.63	9.87	11.41	6.63	60.07	194.65
Index	6.94	10.37	11.98	6.94	63.81	209.94

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI New Zealand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI New Zealand IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,010.00	$ 2.48		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI New Zealand ETF

Portfolio Management Commentary

Stocks in New Zealand advanced modestly during the reporting period, despite a strong, broadly based economic recovery, as production in most sectors exceeded levels reached before the coronavirus pandemic. Strong household spending and higher demand for commodities drove much of the economic recovery. However, the emergence of COVID-19 variants and new coronavirus outbreaks led to the enactment of new restrictions on business and public activities, which restrained economic activity late in the reporting period.

Within the utilities sector, higher commodities prices raised electricity demand from smelters as they maximized operations to increase profits while prices remained high and committed to maintaining high levels of production. A buyout offer for one major company in the electric utilities industry also raised stock prices in the sector.

Within the materials sector, building activity across New Zealand soared as restrictions related to the pandemic eased. The strong home housing market, which climbed to historically high levels across New Zealand, raised demand for construction materials, which were already in short supply due to pandemic-related disruptions.

On the downside, in the consumer staples sector, the stock of one major New Zealand dairy producer declined moderately as pandemic-related restrictions led to reduced revenues from infant milk formula sales. Tough restrictions put in place in major Australian cities to mediate the effects of the pandemic disrupted the dairy producer’s informal daigou network, whereby Chinese nationals in Australia buy infant milk formula locally to import back into China in order to evade customs duties or to assure quality products. A decline in China’s birth rate also impacted sales for dairy producers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care	28.8%
Utilities	22.2
Industrials	14.5
Communication Services	12.6
Real Estate	9.5
Consumer Staples	4.5
Consumer Discretionary	3.7
Energy	2.2
Information Technology	2.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Fisher & Paykel Healthcare Corp. Ltd.	18.9%
Spark New Zealand Ltd.	9.2
Auckland International Airport Ltd.	9.1
Meridian Energy Ltd.	6.9
Ryman Healthcare Ltd.	4.8
Infratil Ltd.	4.4
Contact Energy Ltd.	4.4
Mercury NZ Ltd.	4.4
Fletcher Building Ltd.	4.3
a2 Milk Co. Ltd. (The)	3.9

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Norway ETF

Investment Objective

The iShares MSCI Norway ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Norwegian equities, as represented by the MSCI Norway IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	31.42%	10.08%	4.03%	31.42%	61.61%	46.20%
Fund Market	32.93	10.20	4.07	32.93	62.49	46.75
Index	32.01	10.48	4.37	32.01	64.62	50.79

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/23/12. The first day of secondary market trading was 1/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,113.50	$ 2.82		$ 1,000.00	$ 1,022.50	$ 2.70		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Norway ETF

Portfolio Management Commentary

Norwegian stocks advanced strongly for the reporting period as the regional recovery accelerated. Economic activity rose in tandem with a gradual lifting of coronavirus pandemic-related restrictions and widespread vaccination distribution. Employment numbers markedly improved as the service sectors most impacted by the pandemic reopened. Revenues from oil, Norway’s largest export, rebounded late in the reporting period, as crude oil and natural gas prices rose amid an expansion in industrial production.

The financials sector was the largest contributor to the Index’s return. Banks reported strong lending growth and near pre-pandemic levels of customer activity. Larger banks used a record-low sight deposit-rate environment to acquire smaller, regional banks. Additionally, facing increased competition in the digital payments category, Norway’s largest financial services group merged its mobile payment offerings with competitors in Denmark and Finland, expanding the breadth of its digital service offerings for consumers across Europe.

The materials sector was also a source of strength for the Index’s return, as sustained demand for construction and electric vehicle production in China benefited the aluminum industry and offset rising raw material costs. Price increases for high-demand fertilizer products drove contribution from the chemicals industry.

The energy sector also contributed to the Index’s return, as investment in Norway’s integrated oil and gas industry remained solid, partly due to temporary government tax breaks. The industry also strongly benefited from the sale of stakes in offshore renewable energy projects.

A resurgence in consumer spending helped the consumer staples sector contribute to the Index’s return amid strong growth from the packaged foods and meats industry. The information technology sector also contributed as brisk purchases from consumer electronics manufacturers drove gains of semiconductors manufacturers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	21.4%
Consumer Staples	17.7
Communication Services	15.0
Energy	14.8
Materials	11.6
Industrials	9.7
Information Technology	5.0
Utilities	1.8
Real Estate	1.8
Other (each representing less than 1%)	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Equinor ASA	11.3%
DNB Bank ASA	10.7
Telenor ASA	6.7
Mowi ASA	6.5
Yara International ASA	4.9
Norsk Hydro ASA	4.7
Tomra Systems ASA	3.9
Orkla ASA	3.8
Nordic Semiconductor ASA	2.8
Adevinta ASA	2.7

(a)	Excludes money market funds.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	19

Schedule of Investments August 31, 2021	iShares® MSCI Denmark ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 9.6%
DSV Panalpina A/S	62,592	$15,943,548

Banks — 5.3%
Danske Bank A/S	246,535	4,136,983
Jyske Bank A/S, Registered(a)	29,340	1,280,809
Ringkjoebing Landbobank A/S	13,320	1,579,823
Spar Nord Bank A/S	72,347	833,951
Sydbank A/S	35,807	1,048,009

		8,879,575

Beverages — 5.1%
Carlsberg A/S, Class B	34,395	6,007,602
Royal Unibrew A/S	19,646	2,538,013

		8,545,615
Biotechnology — 6.1%
Bavarian Nordic A/S(a)(b)	32,901	1,613,338
Genmab A/S(a)	15,922	7,542,774
Zealand Pharma A/S(a)	30,777	949,009

		10,105,121

Building Products — 1.2%
Rockwool International A/S, Class B	3,656	1,934,155

Chemicals — 5.6%
Chr Hansen Holding A/S	38,785	3,579,093
Novozymes A/S, Class B	70,941	5,734,664

		9,313,757

Commercial Services & Supplies — 1.0%
ISS A/S(a)	73,540	1,692,330

Construction & Engineering — 0.5%
Per Aarsleff Holding A/S	18,095	853,492

Containers & Packaging — 0.1%
Brodrene Hartmann A/S(a)	2,668	180,247

Electric Utilities — 5.6%
Orsted A/S(c)	58,630	9,321,263

Electrical Equipment — 8.2%
NKT A/S(a)	24,050	1,083,219
Vestas Wind Systems A/S	313,326	12,651,043

		13,734,262

Energy Equipment & Services — 0.5%
Drilling Co. of 1972 A/S (The)(a)	21,621	793,640

Food Products — 0.6%
Schouw & Co. A/S	9,133	990,601

Health Care Equipment & Supplies — 9.0%
Ambu A/S, Class B(b)	69,999	2,213,788
Coloplast A/S, Class B	40,044	6,937,959
Demant A/S(a)	43,451	2,464,668
GN Store Nord A/S	45,971	3,460,461

		15,076,876

Health Care Technology — 0.2%
NNIT A/S(b)(c)	15,846	355,253

Insurance — 3.2%
Alm Brand A/S	105,565	831,716
Topdanmark A/S	24,194	1,273,635

Security	Shares	Value

Insurance (continued)
Tryg A/S	133,535	$3,306,370

		5,411,721
Life Sciences Tools & Services — 0.8%
Chemometec A/S	8,576	1,362,436

Machinery — 1.2%
FLSmidth & Co. A/S	29,461	1,068,015
Nilfisk Holding A/S(a)	23,133	855,798

		1,923,813
Marine — 5.5%
AP Moller - Maersk A/S, Class A	876	2,373,899
AP Moller - Maersk A/S, Class B, NVS	1,735	4,942,596
D/S Norden A/S	29,646	769,202
Dfds A/S(a)	20,208	1,156,087

		9,241,784
Oil, Gas & Consumable Fuels — 0.1%
TORM PLC, Class A	28,550	220,970

Pharmaceuticals — 22.8%
ALK-Abello A/S(a)	3,218	1,572,965
H Lundbeck A/S	40,752	1,204,961
Novo Nordisk A/S, Class B	352,617	35,300,448

		38,078,374
Road & Rail — 0.4%
NTG Nordic Transport Group AS, Class A(a)	8,462	713,598

Software — 3.1%
cBrain AS	11,209	771,506
Netcompany Group A/S(c)	16,817	2,173,901
SimCorp A/S	16,557	2,258,322

		5,203,729
Specialty Retail — 0.5%
Matas A/S	40,275	834,506

Textiles, Apparel & Luxury Goods — 2.6%
Pandora A/S	35,504	4,255,656

Tobacco — 0.6%
Scandinavian Tobacco Group A/S, Class A(c)	46,165	937,555

Total Common Stocks — 99.4%
(Cost: $133,855,355)		165,903,877

Short-Term Investments

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	3,385,035	3,386,728
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	90,000	90,000

		3,476,728

Total Short-Term Investments — 2.1% (Cost: $3,476,762)		3,476,728

Total Investments in Securities — 101.5% (Cost: $137,332,117)		169,380,605

Other Assets, Less Liabilities — (1.5)%		(2,512,796)

Net Assets — 100.0%		$166,867,809

(a)	Non-income producing security.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Denmark ETF

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$624,875	$2,762,792	(a)	$—	$(961)	$22	$3,386,728	3,385,035	$8,064	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	34,000	56,000	(a)	—	—	—	90,000	90,000	39		—

					$(961)	$22	$3,476,728		$8,103		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
OMX Copenhagen 25 Index	38	09/17/21	$1,190	$(7,260)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$7,260

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Denmark ETF

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$382,373

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(13,226)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,058,721

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$21,641,220	$144,262,657	$—	$165,903,877
Money Market Funds	3,476,728	—	—	3,476,728

	$25,117,948	$144,262,657	$—	$169,380,605

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(7,260)	$—	$(7,260)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Finland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.4%
Finnair OYJ(a)(b)	174,275	$136,149

Auto Components — 2.3%
Nokian Renkaat OYJ	18,517	705,730

Banks — 0.6%
Aktia Bank OYJ	13,085	187,255

Building Products — 1.0%
Uponor OYJ	9,792	315,789

Chemicals — 1.0%
Kemira OYJ	18,436	311,329

Commercial Services & Supplies — 0.7%
Caverion OYJ	23,068	214,298

Communications Equipment — 13.2%
Nokia OYJ(a)	685,881	4,120,177

Construction & Engineering — 0.6%
YIT OYJ	29,969	181,554

Containers & Packaging — 2.4%
Huhtamaki OYJ	13,808	737,685

Diversified Telecommunication Services — 3.6%
Elisa OYJ	17,537	1,123,958

Electric Utilities — 4.5%
Fortum OYJ	46,433	1,411,330

Entertainment — 0.5%
Remedy Entertainment OYJ	595	28,278
Rovio Entertainment OYJ(c)	15,436	122,023

		150,301

Food & Staples Retailing — 4.2%
Kesko OYJ, Class B	31,551	1,305,565

Health Care Equipment & Supplies — 0.5%
Revenio Group OYJ	1,936	148,485

Health Care Providers & Services — 0.4%
Oriola OYJ, Class B	50,069	113,863

Insurance — 10.0%
Sampo OYJ, Class A	60,187	3,110,182

IT Services — 1.5%
TietoEVRY OYJ	13,606	484,568

Leisure Products — 0.1%
Harvia OYJ	620	41,508

Machinery — 22.6%
Cargotec OYJ, Class B	6,241	346,608
Kone OYJ, Class B	41,623	3,453,888
Konecranes OYJ	9,159	414,940
Metso Outotec OYJ	84,502	903,619
Neles OYJ	16,057	248,367
Valmet OYJ	18,721	751,278
Wartsila OYJ Abp	65,195	924,867

		7,043,567

Security	Shares	Value

Media — 0.8%
Sanoma OYJ	14,193	$260,761

Metals & Mining — 1.2%
Outokumpu OYJ(a)	56,135	389,772

Multiline Retail — 0.8%
Tokmanni Group Corp.	8,904	256,877

Oil, Gas & Consumable Fuels — 10.1%
Neste OYJ	51,876	3,159,867

Paper & Forest Products — 9.7%
Metsa Board OYJ	28,917	302,551
Stora Enso OYJ, Class R	68,043	1,334,957
UPM-Kymmene OYJ	33,734	1,374,275

		3,011,783

Pharmaceuticals — 2.0%
Orion OYJ, Class B	15,033	613,198

Professional Services — 0.1%
Talenom OYJ	1,823	36,679

Real Estate Management & Development — 1.4%
Citycon OYJ	16,974	151,166
Kojamo OYJ	12,229	297,776

		448,942

Software — 2.1%
Admicom OYJ	260	28,557
BasWare OYJ(a)	3,046	138,971
F-Secure OYJ	29,544	167,095
QT Group OYJ(a)	1,728	317,969

		652,592

Specialty Retail — 0.9%
Kamux Corp.	1,631	26,297
Musti Group OYJ	6,303	255,555

		281,852

Total Common Stocks — 99.2% (Cost: $29,344,959)		30,955,616

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	143,156	143,228
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	165,000	165,000

		308,228

Total Short-Term Investments — 1.0% (Cost: $308,228)		308,228

Total Investments in Securities — 100.2% (Cost: $29,653,187)		31,263,844

Other Assets, Less Liabilities — (0.2)%		(65,412)

Net Assets — 100.0%		$31,198,432

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Finland ETF

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$485,403	$—	$(342,017	)(a)	$(123)	$(35)	$143,228	143,156	$8,111	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	175,000	—	(10,000	)(a)	—	—	165,000	165,000	73		—

					$(123)	$(35)	$308,228		$8,184		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	5	09/17/21	$247	$8,010

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$8,010

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$64,754

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$9,440

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Finland ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$228,110

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,205,829	$29,749,787	$—	$30,955,616
Money Market Funds	308,228	—	—	308,228

	$1,514,057	$29,749,787	$—	$31,263,844

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$8,010	$—	$8,010

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments August 31, 2021	iShares® MSCI Germany Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Hensoldt AG	10,609	$179,882
OHB SE	1,324	61,047

		240,929

Auto Components — 0.7%
ElringKlinger AG(a)(b)	7,202	117,261
SAF-Holland SE(a)	11,467	163,424

		280,685

Biotechnology — 1.1%
MorphoSys AG(a)	8,308	481,821

Building Products — 0.5%
Steico SE(b)	1,423	202,612

Capital Markets — 1.8%
AURELIUS Equity Opportunities SE & Co. KGaA	7,517	239,326
Deutsche Beteiligungs AG	3,325	145,359
flatexDEGIRO AG(a)	2,067	214,767
MLP SE	16,571	150,660

		750,112

Chemicals — 3.3%
K+S AG, Registered(a)	48,349	689,206
Wacker Chemie AG	3,952	697,332

		1,386,538

Commercial Services & Supplies — 3.0%
Befesa SA(c)	10,104	819,425
Bilfinger SE	7,259	254,660
Cewe Stiftung & Co. KGaA	1,405	209,692

		1,283,777

Communications Equipment — 0.4%
ADVA Optical Networking SE(a)	10,842	179,736

Construction & Engineering — 1.0%
HOCHTIEF AG	5,354	428,222

Diversified Financial Services — 2.2%
GRENKE AG	7,047	313,859
Hypoport SE(a)	902	623,369

		937,228

Electrical Equipment — 3.5%
Nordex SE(a)	26,274	491,757
PNE AG	8,708	75,559
SGL Carbon SE(a)(b)	15,452	171,556
Varta AG(b)	4,595	733,086

		1,471,958

Electronic Equipment, Instruments & Components — 1.8%
Basler AG	928	161,292
Jenoptik AG	13,013	470,283
LPKF Laser & Electronics AG(b)	6,188	156,726

		788,301

Entertainment — 2.8%
Borussia Dortmund GmbH & Co. KGaA(a)	16,268	121,100
CTS Eventim AG & Co. KGaA(a)	14,550	938,765
Media and Games Invest SE(a)	22,686	146,905

		1,206,770

Equity Real Estate Investment Trusts (REITs) — 2.4%
alstria office REIT-AG	40,420	823,430

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Hamborner REIT AG	17,302	$198,934

		1,022,364

Food & Staples Retailing — 1.0%
METRO AG	31,839	424,081

Food Products — 1.3%
KWS Saat SE & Co. KGaA	2,918	244,281
Suedzucker AG	18,052	308,051

		552,332

Health Care Equipment & Supplies — 2.2%
Draegerwerk AG & Co. KGaA	770	65,398
Eckert & Ziegler Strahlen- und Medizintechnik AG	3,744	546,063
Stratec SE	1,987	328,931

		940,392

Health Care Providers & Services — 0.3%
Medios AG(a)	2,560	123,780

Health Care Technology — 1.5%
CompuGroup Medical SE & Co. KgaA	6,787	633,369

Hotels, Restaurants & Leisure — 0.4%
Zeal Network SE	3,677	185,374

Independent Power and Renewable Electricity Producers — 1.0%
Encavis AG(b)	24,479	445,519

Industrial Conglomerates — 3.2%
Indus Holding AG	4,714	190,193
MBB SE	529	86,393
Rheinmetall AG	11,003	1,076,006

		1,352,592

Insurance — 0.3%
Wuestenrot & Wuerttembergische AG	5,920	130,294

Interactive Media & Services — 0.5%
New Work SE	710	205,811

Internet & Direct Marketing Retail — 4.7%
Global Fashion Group SA(a)	19,017	242,282
Home24 SE(a)(b)	6,604	131,079
Shop Apotheke Europe NV(a)(b)(c)	3,398	606,101
Takkt AG	8,287	138,054
Westwing Group AG(a)	2,904	140,242
zooplus AG(a)	1,625	764,802

		2,022,560

IT Services — 4.1%
Adesso SE	703	152,525
CANCOM SE	9,737	641,167
Datagroup SE(a)	1,054	96,534
Nagarro SE(a)	2,156	386,946
S&T AG(b)	12,522	287,518
Secunet Security Networks AG	328	182,490

		1,747,180

Life Sciences Tools & Services — 5.9%
Evotec SE(a)	33,249	1,653,878
Gerresheimer AG	7,932	842,595

		2,496,473

Machinery — 7.8%
Deutz AG(a)	30,530	278,816
Duerr AG	13,111	645,886
JOST Werke AG	3,576	233,075

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Germany Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Koenig & Bauer AG(a)	3,548	$122,118
Krones AG	3,591	364,036
Norma Group SE	8,049	406,069
Pfeiffer Vacuum Technology AG	997	208,837
Stabilus SA	6,239	490,829
Vossloh AG	2,218	125,707
Wacker Neuson SE	7,973	241,511
Washtec AG	2,825	198,567

		3,315,451

Media — 3.2%
ProSiebenSat.1 Media SE	41,200	786,578
Stroeer SE & Co. KGaA	7,155	589,251

		1,375,829

Metals & Mining — 5.1%
Aurubis AG	7,949	675,578
Salzgitter AG(a)	9,108	343,329
thyssenkrupp AG(a)	102,216	1,138,966

		2,157,873

Oil, Gas & Consumable Fuels — 1.0%
CropEnergies AG	6,612	79,913
VERBIO Vereinigte BioEnergie AG	5,570	337,389

		417,302

Pharmaceuticals — 1.0%
Dermapharm Holding SE	4,760	441,952

Professional Services — 0.9%
Amadeus Fire AG	1,444	296,773
Bertrandt AG	1,409	80,234

		377,007

Real Estate Management & Development — 8.7%
ADLER Group SA(c)	19,294	512,581
Corestate Capital Holding SA(a)(b)	5,241	81,028
Deutsche EuroShop AG	12,485	288,629
DIC Asset AG	11,431	209,801
Grand City Properties SA	26,048	714,186
Instone Real Estate Group AG(c)	11,869	376,985
PATRIZIA AG	11,664	285,893
TAG Immobilien AG	37,006	1,253,230

		3,722,333

Road & Rail — 1.1%
Sixt SE(a)(b)	3,452	463,964

Semiconductors & Semiconductor Equipment — 4.1%
AIXTRON SE	28,603	825,470
Elmos Semiconductor SE	2,285	102,524
Siltronic AG	4,168	688,499
SMA Solar Technology AG	2,630	125,960

		1,742,453

Software — 2.0%
Exasol AG(a)	3,704	75,924
Northern Data AG(a)(b)	1,246	108,281
Software AG	13,085	663,079

		847,284

Specialty Retail — 1.2%
Ceconomy AG(a)	40,552	190,055
Hornbach Baumarkt AG	2,009	80,178
Hornbach Holding AG & Co. KGaA	2,425	259,411

		529,644

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 2.0%
Hugo Boss AG	15,116	$844,001

Thrifts & Mortgage Finance — 1.8%
Aareal Bank AG	15,120	399,610
Deutsche Pfandbriefbank AG(c)	33,969	389,100

		788,710

Trading Companies & Distributors — 0.9%
BayWa AG	3,452	149,995
Kloeckner & Co. SE(a)	18,898	255,160

		405,155

Transportation Infrastructure — 1.8%
Fraport AG Frankfurt Airport Services Worldwide(a)(b)	9,343	604,195
Hamburger Hafen und Logistik AG	7,245	159,628

		763,823

Wireless Telecommunication Services — 2.7%
1&1 AG	11,163	352,615
Freenet AG	32,349	799,021

		1,151,636

Total Common Stocks — 96.8% (Cost: $36,266,362)		41,265,227

Preferred Stocks

Construction Materials — 0.4%
STO SE & Co. KGaA, Preference Shares, NVS	641	148,496

Health Care Equipment & Supplies — 0.4%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	2,172	183,368

Machinery — 1.5%
Jungheinrich AG, Preference Shares, NVS	12,125	654,817

Road & Rail — 0.8%
Sixt SE, Preference Shares, NVS	4,187	329,081

Total Preferred Stocks — 3.1% (Cost: $1,125,713)		1,315,762

Short-Term Investments

Money Market Funds — 8.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	3,633,096	3,634,912
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	10,000	10,000

		3,644,912

Total Short-Term Investments — 8.5% (Cost: $3,644,102)		3,644,912

Total Investments in Securities — 108.4% (Cost: $41,036,177)		46,225,901

Other Assets, Less Liabilities — (8.4)%		(3,584,098)

Net Assets — 100.0%		$42,641,803

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Germany Small-Cap ETF

(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,913,301	$1,723,385	(a)	$ —	$(1,122)	$(652)	$3,634,912	3,633,096	$147,423	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	0	(a)	—	—	—	10,000	10,000	4		—

					$(1,122)	$(652)	$3,644,912		$147,427		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	1	09/17/21	$49	$1,266

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,266

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$21,816

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,135

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Germany Small-Cap ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$94,873

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$7,399,761	$33,865,466	$—	$41,265,227
Preferred Stocks	331,864	983,898	—	1,315,762
Money Market Funds	3,644,912	—	—	3,644,912

	$11,376,537	$34,849,364	$—	$46,225,901

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$1,266	$—	$1,266

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments August 31, 2021	iShares® MSCI Ireland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 4.4%
Ryanair Holdings PLC, ADR(a)	33,961	$3,657,600

Banks — 9.3%
AIB Group PLC(a)	1,274,231	3,828,699
Bank of Ireland Group PLC(a)	604,140	3,781,476
Permanent TSB Group Holdings PLC(a)	60,179	99,479

		7,709,654

Building Products — 4.5%
Kingspan Group PLC	32,589	3,721,504

Construction Materials — 22.5%
CRH PLC	351,189	18,604,565

Containers & Packaging — 5.4%
Ardagh Group SA	32,897	864,204
Smurfit Kappa Group PLC	62,603	3,588,021

		4,452,225

Equity Real Estate Investment Trusts (REITs) — 3.9%
Hibernia REIT PLC	1,166,002	1,745,015
Irish Residential Properties REIT PLC	790,043	1,432,848

		3,177,863

Food Products — 10.0%
Dole PLC(a)	1	16
Glanbia PLC	209,894	3,744,748
Kerry Group PLC, Class A	24,563	3,602,145
Origin Enterprises PLC	221,279	875,272

		8,222,181

Health Care Providers & Services — 2.3%
Uniphar PLC(a)	407,484	1,910,114

Hotels, Restaurants & Leisure — 23.4%
Dalata Hotel Group PLC(a)	353,383	1,576,830
Flutter Entertainment PLC, Class DI(a)	91,525	17,792,945

		19,369,775

Household Durables — 4.1%
Cairn Homes PLC(a)	1,305,012	1,753,537

Security	Shares	Value

Household Durables (continued)
Glenveagh Properties PLC(a)(b)	1,304,649	$1,669,864

		3,423,401

Insurance — 0.1%
FBD Holdings PLC(a)	11,513	104,540

Life Sciences Tools & Services — 4.5%
ICON PLC(a)	14,488	3,705,596

Marine — 1.1%
Irish Continental Group PLC(a)	174,384	881,269

Metals & Mining — 0.3%
Kenmare Resources PLC	36,251	212,815

Trading Companies & Distributors — 4.6%
Grafton Group PLC	199,181	3,827,613

Total Common Stocks — 100.4% (Cost: $61,587,532)		82,980,715

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	30,000	30,000

Total Short-Term Investments — 0.1% (Cost: $30,000)		30,000

Total Investments in Securities — 100.5% (Cost: $61,617,532)		83,010,715

Other Assets, Less Liabilities — (0.5)%		(381,177)

Net Assets — 100.0%		$82,629,538

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$20,000	$10,000	(a)	$—	$—	$—	$30,000	30,000	$8	$—

(a)	Represents net amount purchased (sold).

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Ireland ETF

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$41,605

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$45,258

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$24,409,507	$58,571,208	$—	$82,980,715
Money Market Funds	30,000	—	—	30,000

	$24,439,507	$58,571,208	$—	$83,010,715

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments August 31, 2021	iShares® MSCI Kuwait ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 4.4%
Agility Public Warehousing Co. KSC	246,045	$817,422

Airlines — 1.1%
Jazeera Airways Co. KSCP(a)	73,555	205,474

Banks — 59.2%
Ahli United Bank BSC	875,439	771,731
Ahli United Bank KSCP(a)	21,258	22,693
Al Ahli Bank of Kuwait KSCP(a)	218,831	161,558
Boubyan Bank KSCP(a)	8,912	23,206
Burgan Bank SAK	530,063	400,147
Gulf Bank KSCP	736,066	587,482
Kuwait Finance House KSCP	1,365,793	3,751,730
Kuwait International Bank KSCP(a)	460,167	345,961
Kuwait Projects Holding KSCP	541,919	277,538
National Bank of Kuwait SAKP	1,372,572	4,270,972
Warba Bank KSCP(a)	492,730	437,509

		11,050,527

Capital Markets — 2.9%
Boursa Kuwait Securities Co. KPSC	56,116	311,652
Noor Financial Investment Co. KSC	236,041	225,064

		536,716

Chemicals — 3.3%
Boubyan Petrochemicals Co. KSCP	135,444	393,225
Qurain Petrochemical Industries Co.	171,857	218,893

		612,118

Construction & Engineering — 0.6%
Combined Group Contracting Co. SAK	91,335	109,651

Diversified Consumer Services — 2.6%
Humansoft Holding Co. KSC	42,309	479,234

Diversified Financial Services — 4.4%
A’ayan Leasing & Investment Co. KSCP(a)	563,803	292,495
Alimtiaz Investment Group KSC(a)	767,392	316,451
National Investments Co. KSCP	319,049	213,265

		822,211

Electrical Equipment — 1.5%
Gulf Cable & Electrical Industries Co. KSCP	106,229	287,613

Energy Equipment & Services — 1.0%
Heavy Engineering & Ship Building Co. KSCP	124,277	192,594

Security	Shares	Value

Food Products — 1.1%
Mezzan Holding Co. KSCC	102,993	$203,794

Independent Power and Renewable Electricity Producers — 1.2%
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	289,348	224,204

Industrial Conglomerates — 2.6%
National Industries Group Holding SAK(a)	645,089	491,617

Real Estate Management & Development — 7.5%
Kuwait Real Estate Co. KSC(a)	627,151	296,160
Mabanee Co. KPSC	266,437	684,035
National Real Estate Co. KPSC(a)	583,699	415,403

		1,395,598

Trading Companies & Distributors — 2.2%
ALAFCO Aviation Lease & Finance Co. KSCP(a)	273,450	203,701
Integrated Holding Co. KCSC(a)	166,943	205,972

		409,673

Wireless Telecommunication Services — 4.4%
Mobile Telecommunications Co. KSCP	402,014	816,169

Total Common Stocks — 100.0% (Cost: $14,783,692)		18,654,615

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	10,000	10,000

Total Short-Term Investments — 0.0% (Cost: $10,000)		10,000

Total Investments in Securities — 100.0% (Cost: $14,793,692)		18,664,615

Other Assets, Less Liabilities — (0.0)%		(2,595)

Net Assets — 100.0%		$18,662,020

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/01/20(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$10,000	(b)	$—	$—	$—	$10,000	10,000	$1	$—

(a)	The Fund commenced operations on September 01, 2020.
(b)	Represents net amount purchased (sold).

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Kuwait ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$10,966,254	$7,688,361	$—	$18,654,615
Money Market Funds	10,000	—	—	10,000

	$10,976,254	$7,688,361	$—	$18,664,615

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments August 31, 2021	iShares® MSCI New Zeland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 1.1%
Air New Zealand Ltd.(a)(b)	1,550,485	$1,649,990

Building Products — 4.2%
Fletcher Building Ltd.	1,150,683	6,070,819

Diversified Telecommunication Services — 12.5%
Chorus Ltd.	974,655	4,826,478
Spark New Zealand Ltd.	3,815,023	13,099,704

		17,926,182

Electric Utilities — 15.3%
Contact Energy Ltd.	1,097,488	6,299,383
Genesis Energy Ltd.	1,248,426	2,982,994
Infratil Ltd.	1,204,453	6,348,728
Mercury NZ Ltd.	1,326,669	6,219,752

		21,850,857

Equity Real Estate Investment Trusts (REITs) — 9.5%
Argosy Property Ltd.	2,146,941	2,490,303
Goodman Property Trust	2,498,677	4,590,845
Kiwi Property Group Ltd.	3,680,761	3,008,934
Precinct Properties New Zealand Ltd.	2,906,199	3,500,875

		13,590,957

Food Products — 4.5%
a2 Milk Co. Ltd. (The)(a)(b)	1,299,907	5,533,863
Synlait Milk Ltd.(a)(b)	384,749	894,674

		6,428,537

Health Care Equipment & Supplies — 18.9%
Fisher & Paykel Healthcare Corp. Ltd.	1,155,314	26,962,617

Health Care Providers & Services — 9.8%
Oceania Healthcare Ltd.	1,828,474	2,026,747
Ryman Healthcare Ltd.	621,305	6,784,979
Summerset Group Holdings Ltd.	488,881	5,208,885

		14,020,611

Hotels, Restaurants & Leisure — 3.7%
Restaurant Brands New Zealand Ltd.(a)	115,519	1,302,408
SKYCITY Entertainment Group Ltd.(a)	1,716,166	3,942,308

		5,244,716

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 6.9%
Meridian Energy Ltd.	2,651,508	$9,793,064

IT Services — 2.0%
Pushpay Holdings Ltd.(a)	2,300,176	2,871,403

Oil, Gas & Consumable Fuels — 2.2%
Z Energy Ltd.	1,252,354	3,097,474

Transportation Infrastructure — 9.1%
Auckland International Airport Ltd.(a)	2,558,325	12,997,691

Total Common Stocks — 99.7% (Cost: $140,860,361)		142,504,918

Short-Term Investments

Money Market Funds — 4.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	6,791,156	6,794,552
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	50,000	50,000

		6,844,552

Total Short-Term Investments — 4.8% (Cost: $6,844,552)		6,844,552

Total Investments in Securities — 104.5% (Cost: $147,704,913)		149,349,470

Other Assets, Less Liabilities — (4.5)%		(6,493,394)

Net Assets — 100.0%		$142,856,076

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$6,796,742	(a)	$—		$(2,190)	$—	$6,794,552	6,791,156	$18,733	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	68,000	—		(18,000	)(a)	—	—	50,000	50,000	54		—

						$(2,190)	$—	$6,844,552		$18,787		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Zealand ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	2	09/16/21	$272	$447

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$447

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$70,332

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$617

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$255,651

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$9,236,864	$133,268,054	$—	$142,504,918
Money Market Funds	6,844,552	—	—	6,844,552

	$16,081,416	$133,268,054	$—	$149,349,470

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$447	$—	$447

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments August 31, 2021	iShares® MSCI Norway ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
Kongsberg Gruppen ASA	23,167	$645,907

Banks — 14.8%
Bank Norwegian ASA	33,668	398,087
DNB Bank ASA, New	231,776	4,892,036
SpareBank 1 Nord Norge	24,537	247,226
Sparebank 1 Oestlandet	10,429	149,701
SpareBank 1 SMN	33,403	479,477
SpareBank 1 SR-Bank ASA	46,063	621,266

		6,787,793

Biotechnology — 0.4%
Vaccibody AS(a)	19,526	174,054

Chemicals — 6.8%
Borregaard ASA	24,456	639,933
Elkem ASA(b)	67,300	286,506
Yara International ASA	44,039	2,211,767

		3,138,206

Commercial Services & Supplies — 4.1%
Aker Carbon Capture ASA(a)	25,333	65,661
Quantafuel ASA(a)	11,542	37,212
Tomra Systems ASA	28,610	1,758,265

		1,861,138

Construction & Engineering — 0.8%
Veidekke ASA	27,776	356,594

Diversified Financial Services — 1.1%
Aker ASA, Class A	6,692	482,880

Diversified Telecommunication Services — 6.7%
Telenor ASA	175,491	3,074,419

Electric Utilities — 0.3%
Fjordkraft Holding ASA(b)	24,976	154,489

Electrical Equipment — 1.3%
NEL ASA(a)(c)	362,778	595,872

Energy Equipment & Services — 2.1%
Aker Solutions ASA(a)	27,340	50,561
BW Offshore Ltd.	23,792	73,861
Ocean Yield ASA	15,819	57,423
Subsea 7 SA	57,879	440,324
TGS ASA	30,179	334,276

		956,445

Entertainment — 0.7%
Kahoot! ASA(a)	44,604	303,266

Food Products — 17.6%
Aker BioMarine ASA(a)(c)	5,251	31,406
Atlantic Sapphire ASA(a)(c)	5,098	27,552
Austevoll Seafood ASA	23,469	301,414
Bakkafrost P/F	12,960	1,138,890
Grieg Seafood ASA(a)	12,926	128,671
Leroy Seafood Group ASA	76,652	676,378
Mowi ASA	110,511	2,960,070
Norway Royal Salmon ASA	3,404	78,305
Orkla ASA	193,557	1,728,925
Salmar ASA	14,607	979,084

		8,050,695

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 1.5%
Aker Horizons Holding ASA(a)(c)	16,269	$55,077
Scatec ASA(b)	30,641	632,965

		688,042

Industrial Conglomerates — 0.4%
Bonheur ASA	5,470	203,845

Insurance — 5.4%
Gjensidige Forsikring ASA	51,561	1,205,309
Protector Forsikring ASA	18,840	212,257
Storebrand ASA	120,598	1,070,807

		2,488,373

Interactive Media & Services — 2.7%
Adevinta ASA(a)	62,112	1,250,023

IT Services — 0.9%
Atea ASA	21,248	433,072

Machinery — 0.3%
Hexagon Composites ASA(a)	28,416	107,437
Hexagon Purus ASA(a)(c)	11,995	45,341

		152,778

Marine — 1.2%
Golden Ocean Group Ltd.	33,478	380,348
Stolt-Nielsen Ltd.	6,600	82,264
Wallenius Wilhelmsen ASA(a)	27,213	107,797

		570,409

Media — 4.8%
Schibsted ASA, Class A	19,092	1,018,583
Schibsted ASA, Class B	25,189	1,172,208

		2,190,791

Metals & Mining — 4.7%
Norsk Hydro ASA	309,599	2,137,236

Multiline Retail — 0.7%
Europris ASA(b)	42,956	303,535

Oil, Gas & Consumable Fuels — 12.6%
BW Energy Ltd.(a)	16,414	52,767
BW LPG Ltd.(b)	20,084	106,938
DNO ASA(a)	125,476	113,794
Equinor ASA	243,460	5,159,923
Flex LNG Ltd.	7,656	115,180
Frontline Ltd./Bermuda	25,471	179,414
Hafnia Ltd.	28,783	54,047

		5,782,063

Professional Services — 0.1%
Meltwater Holding BV(a)	7,996	38,117

Real Estate Management & Development — 1.8%
Entra ASA(b)	33,044	748,352
Selvaag Bolig ASA	10,882	76,475

		824,827

Semiconductors & Semiconductor Equipment — 2.9%
Nordic Semiconductor ASA(a)	39,761	1,293,467
REC Silicon ASA(a)	25,786	46,893

		1,340,360

Software — 1.1%
Crayon Group Holding ASA(a)(b)	12,662	243,090
LINK Mobility Group Holding ASA(a)	15,675	73,959
Pexip Holding ASA(a)	18,229	141,530

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Norway ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Volue ASA(a)	9,177	$48,554

		507,133

Specialty Retail — 0.2%
XXL ASA(a)(b)	35,720	75,801

Total Common Stocks — 99.4% (Cost: $41,753,771)		45,568,163

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	775,165	775,553
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	20,000	20,000

		795,553

Total Short-Term Investments — 1.7% (Cost: $795,553)		795,553

Total Investments in Securities — 101.1% (Cost: $42,549,324)		46,363,716

Other Assets, Less Liabilities — (1.1)%		(496,193)

Net Assets — 100.0%		$45,867,523

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$126,224	$649,462	(a)	$—	$(104)	$(29)	$775,553	775,165	$ 3,246	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	10,000	(a)	—	—	—	20,000	20,000	5		—

					$(104)	$(29)	$795,553		$ 3,251		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	1	09/17/21	$49	$(233)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Norway ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$233

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$11,671

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$211

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$99,199

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,540,615	$40,027,548	$—	$45,568,163
Money Market Funds	795,553	—	—	795,553

	$6,336,168	$40,027,548	$—	$46,363,716

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(233)	$—	$(233)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2021

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$165,903,877	$30,955,616	$42,580,989	$82,980,715
Affiliated(c)	3,476,728	308,228	3,644,912	30,000
Cash	2,482	1,055	9,797	6,956
Foreign currency, at value(d)	313,219	39,755	1,449,877	504,948
Foreign currency collateral pledged:
Futures contracts(e)	113,684	14,525	3,272	46,049
Receivables:
Investments sold	7,453,459	231,808	17,241	7,338,934
Securities lending income — Affiliated	471	220	5,998	—
Variation margin on futures contracts	—	8,001	1,261	—
Capital shares sold	—	—	—	231,394
Dividends	—	—	4,910	44,634
Tax reclaims	909,228	231,527	2,473	23,714

Total assets	178,173,148	31,790,735	47,720,730	91,207,344

LIABILITIES
Collateral on securities loaned, at value	3,387,706	143,201	3,633,155	—
Payables:
Investments purchased	7,834,851	260,515	1,424,756	8,545,558
Variation margin on futures contracts	7,555	—	—	1,087
Investment advisory fees	75,227	13,984	21,016	31,161
Professional fees	—	50,000	—	—
IRS compliance fee for foreign withholding tax claims	—	124,603	—	—

Total liabilities	11,305,339	592,303	5,078,927	8,577,806

NET ASSETS	$166,867,809	$31,198,432	$42,641,803	$82,629,538

NET ASSETS CONSIST OF:
Paid-in capital	$136,865,575	$31,827,379	$39,720,694	$71,832,450
Accumulated earnings (loss)	30,002,234	(628,947)	2,921,109	10,797,088

NET ASSETS	$166,867,809	$31,198,432	$42,641,803	$82,629,538

Shares outstanding	1,450,000	600,000	500,000	1,350,000

Net asset value	$115.08	$52.00	$85.28	$61.21

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$3,335,468	$134,787	$3,478,983	$—
(b) Investments, at cost — Unaffiliated	$133,855,355	$29,344,959	$37,392,075	$61,587,532
(c) Investments, at cost — Affiliated	$3,476,762	$308,228	$3,644,102	$30,000
(d) Foreign currency, at cost	$308,798	$38,890	$1,448,670	$504,268
(e) Foreign currency collateral pledged, at cost	$118,134	$15,670	$3,420	$46,080

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Assets and Liabilities  (continued)

August 31, 2021

	iShares MSCI Kuwait ETF	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$18,654,615	$142,504,918	$45,568,163
Affiliated(c)	10,000	6,844,552	795,553
Cash	506	1,774	553
Foreign currency, at value(d)	26,608	2,563	309,916
Foreign currency collateral pledged:
Futures contracts(e)	—	20,483	4,723
Receivables:
Investments sold	550,329	1,598,916	203,436
Securities lending income — Affiliated	—	3,358	347
Variation margin on futures contracts	—	411	—
Dividends	—	297,831	2,842
Tax reclaims	—	—	2,947

Total assets	19,242,058	151,274,806	46,888,480

LIABILITIES
Collateral on securities loaned, at value	—	6,794,992	775,547
Payables:
Investments purchased	568,603	1,564,549	224,800
Variation margin on futures contracts	—	—	181
Investment advisory fees	11,435	59,189	20,429

Total liabilities	580,038	8,418,730	1,020,957

NET ASSETS	$18,662,020	$142,856,076	$45,867,523

NET ASSETS CONSIST OF:
Paid-in capital	$14,553,456	$167,922,666	$51,307,996
Accumulated earnings (loss)	4,108,564	(25,066,590)	(5,440,473)

NET ASSETS	$18,662,020	$142,856,076	$45,867,523

Shares outstanding	550,000	2,250,000	1,600,000

Net asset value	$33.93	$63.49	$28.67

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$6,470,281	$745,320
(b) Investments, at cost — Unaffiliated	$14,783,692	$140,860,361	$41,753,771
(c) Investments, at cost — Affiliated	$10,000	$6,844,552	$795,553
(d) Foreign currency, at cost	$26,605	$2,210	$315,437
(e) Foreign currency collateral pledged, at cost	$—	$20,611	$4,697

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2021

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,439,143	$975,537	$666,009	$716,446
Dividends — Affiliated	39	73	4	8
Securities lending income — Affiliated — net	8,064	8,111	147,423	—
Foreign taxes withheld	(360,563)	(3,131)	(63,786)	(25,308)
IRS Compliance fee for foreign withholding tax claims	—	(2,519)	—	—

Total investment income	2,086,683	978,071	749,650	691,146

EXPENSES
Investment advisory fees	850,009	176,465	234,212	308,624
Professional fees	—	5,355	—	—
Miscellaneous	173	173	173	173

Total expenses	850,182	181,993	234,385	308,797

Net investment income	1,236,501	796,078	515,265	382,349

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	1,585,660	(296,712)	(49,620)	(1,040,311)
Investments — Affiliated	(961)	(123)	(1,122)	—
In-kind redemptions — Unaffiliated	23,819,089	5,688,404	2,974,177	1,891,363
Futures contracts	382,373	64,754	21,816	41,605
Foreign currency transactions	(6,077)	2,692	(6,380)	5,151

Net realized gain	25,780,084	5,459,015	2,938,871	897,808

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	23,719,990	2,763,588	8,184,542	21,766,849
Investments — Affiliated	22	(35)	(652)	—
Futures contracts	(13,226)	9,440	3,135	—
Foreign currency translations	(27,711)	(4,064)	(4,273)	(671)

Net change in unrealized appreciation (depreciation)	23,679,075	2,768,929	8,182,752	21,766,178

Net realized and unrealized gain	49,459,159	8,227,944	11,121,623	22,663,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,695,660	$9,024,022	$11,636,888	$23,046,335

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Operations  (continued)

Year Ended August 31, 2021

	iShares MSCI Kuwait ETF(a)	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$404,699	$4,222,044	$1,382,585
Dividends — Affiliated	1	54	5
Securities lending income — Affiliated — net	—	18,733	3,246
Foreign taxes withheld	—	(580,607)	(315,743)

Total investment income	404,700	3,660,224	1,070,093

EXPENSES
Investment advisory fees	100,440	853,923	180,573
Commitment fees	120	—	—
Miscellaneous	—	173	173

Total expenses	100,560	854,096	180,746

Net investment income	304,140	2,806,128	889,347

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	262,729	(4,016,932)	(973,076)
Investments — Affiliated	—	(2,190)	(104)
In-kind redemptions — Unaffiliated	—	27,025,521	677,221
Futures contracts	—	70,332	11,671
Foreign currency transactions	(14,499)	(37,605)	(8,855)

Net realized gain (loss)	248,230	23,039,126	(293,143)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	3,870,923	(15,374,306)	6,250,865
Investments — Affiliated	—	—	(29)
Futures contracts	—	617	211
Foreign currency translations	(3)	(5,050)	(6,552)

Net change in unrealized appreciation (depreciation)	3,870,920	(15,378,739)	6,244,495

Net realized and unrealized gain	4,119,150	7,660,387	5,951,352

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,423,290	$10,466,515	$6,840,699

(a)	For the period from September 01, 2020 (commencement of operations) to August 31, 2021.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Denmark ETF		iShares MSCI Finland ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,236,501	$317,438	$796,078	$615,818
Net realized gain (loss)	25,780,084	(1,120,641)	5,459,015	296,182
Net change in unrealized appreciation (depreciation)	23,679,075	13,796,937	2,768,929	4,049,228

Net increase in net assets resulting from operations	50,695,660	12,993,734	9,024,022	4,961,228

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,262,684)	(292,573)	(1,012,192)	(1,036,942)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	7,535,488	63,653,757	(11,952,774)	4,490,297

NET ASSETS
Total increase (decrease) in net assets	56,968,464	76,354,918	(3,940,944)	8,414,583
Beginning of year	109,899,345	33,544,427	35,139,376	26,724,793

End of year	$166,867,809	$109,899,345	$31,198,432	$35,139,376

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets  (continued)

	iShares MSCI Germany Small-Cap ETF		iShares MSCI Ireland ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$515,265	$217,539	$382,349	$595,688
Net realized gain	2,938,871	640,891	897,808	267,001
Net change in unrealized appreciation (depreciation)	8,182,752	4,427,396	21,766,178	2,797,460

Net increase in net assets resulting from operations	11,636,888	5,285,826	23,046,335	3,660,149

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(638,366)	(82,622)	(400,086)	(940,239)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(219,216)	(10,267,905)	6,863,827	(4,751,676)

NET ASSETS
Total increase (decrease) in net assets	10,779,306	(5,064,701)	29,510,076	(2,031,766)
Beginning of year	31,862,497	36,927,198	53,119,462	55,151,228

End of year	$42,641,803	$31,862,497	$82,629,538	$53,119,462

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Kuwait ETF		iShares MSCI New Zealand ETF
	Period From 09/01/20 to 08/31/21	(a)	Year Ended 08/31/21	Year Ended 08/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$304,140		$2,806,128	$2,949,840
Net realized gain	248,230		23,039,126	1,762,353
Net change in unrealized appreciation (depreciation)	3,870,920		(15,378,739)	21,645,361

Net increase in net assets resulting from operations	4,423,290		10,466,515	26,357,554

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(314,726)		(3,787,802)	(4,674,204)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	14,553,456		(31,025,621)	(20,231,374)

NET ASSETS
Total increase (decrease) in net assets	18,662,020		(24,346,908)	1,451,976
Beginning of period	—		167,202,984	165,751,008

End of period	$18,662,020		$142,856,076	$167,202,984

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Changes in Net Assets  (continued)

	iShares MSCI Norway ETF
	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$889,347	$333,272
Net realized loss	(293,143)	(285,526)
Net change in unrealized appreciation (depreciation)	6,244,495	3,511,779

Net increase in net assets resulting from operations	6,840,699	3,559,525

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(908,885)	(358,083)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	8,572,191	5,529,593

NET ASSETS
Total increase in net assets	14,504,005	8,731,035
Beginning of year	31,363,518	22,632,483

End of year	$45,867,523	$31,363,518

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Denmark ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$84.54	$60.99	$67.75	$67.57	$56.39

Net investment income(a)	0.76	0.50	0.97	0.90	0.94
Net realized and unrealized gain (loss)(b)	30.62	23.52	(5.99)	0.77	11.07

Net increase (decrease) from investment operations	31.38	24.02	(5.02)	1.67	12.01

Distributions(c)
From net investment income	(0.84)	(0.47)	(1.74)	(1.49)	(0.83)

Total distributions	(0.84)	(0.47)	(1.74)	(1.49)	(0.83)

Net asset value, end of year	$115.08	$84.54	$60.99	$67.75	$67.57

Total Return(d)
Based on net asset value	37.21%	39.52%	(7.41)%	2.58%	21.43%

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	0.77%	0.71%	1.59%	1.34%	1.66%

Supplemental Data
Net assets, end of year (000)	$166,868	$109,899	$33,544	$40,649	$67,567

Portfolio turnover rate(e)	11%	21%	14%	13%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Finland ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$41.34	$35.63	$41.83	$39.79	$33.19

Net investment income(a)	1.10	0.85	1.30	1.39	1.02
Net realized and unrealized gain (loss)(b)	10.93	6.25	(5.98)	2.16	6.74

Net increase (decrease) from investment operations	12.03	7.10	(4.68)	3.55	7.76

Distributions(c)
From net investment income	(1.37)	(1.39)	(1.52)	(1.51)	(1.16)

Total distributions	(1.37)	(1.39)	(1.52)	(1.51)	(1.16)

Net asset value, end of year	$52.00	$41.34	$35.63	$41.83	$39.79

Total Return(d)
Based on net asset value	29.37%	20.61%	(11.24)%	9.08%	23.32%

Ratios to Average Net Assets
Total expenses	0.55%	0.53%	0.53%	0.53%	0.55%

Total expenses excluding professional fees for foreign withholding tax claims	0.53%	0.53%	0.53%	N/A	0.53%

Net investment income	2.39%	2.36%	3.40%	3.38%	2.84%

Supplemental Data
Net assets, end of year (000)	$31,198	$35,139	$26,725	$39,735	$45,753

Portfolio turnover rate(e)	12%	22%	16%	11%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany Small-Cap ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$63.72	$52.75	$63.43	$57.18	$43.23

Net investment income(a)	0.99	0.38	1.07	1.33	0.78
Net realized and unrealized gain (loss)(b)	21.79	10.74	(10.06)	6.19	13.87

Net increase (decrease) from investment operations	22.78	11.12	(8.99)	7.52	14.65

Distributions(c)
From net investment income	(1.22)	(0.15)	(1.69)	(1.27)	(0.70)

Total distributions	(1.22)	(0.15)	(1.69)	(1.27)	(0.70)

Net asset value, end of year	$85.28	$63.72	$52.75	$63.43	$57.18

Total Return(d)
Based on net asset value	35.96%	21.12%	(14.08)%	13.22%	34.12%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	1.30%	0.69%	1.95%	2.09%	1.65%

Supplemental Data
Net assets, end of year (000)	$42,642	$31,862	$36,927	$60,260	$40,025

Portfolio turnover rate(e)	24%	25%	13%	14%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Ireland ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$42.50	$39.39	$46.25	$43.80	$38.94

Net investment income(a)	0.32	0.43	0.61	0.61	0.47
Net realized and unrealized gain (loss)(b)	18.74	3.34	(6.80)	2.62	4.94

Net increase (decrease) from investment operations	19.06	3.77	(6.19)	3.23	5.41

Distributions(c)
From net investment income	(0.35)	(0.66)	(0.67)	(0.78)	(0.55)

Total distributions	(0.35)	(0.66)	(0.67)	(0.78)	(0.55)

Net asset value, end of year	$61.21	$42.50	$39.39	$46.25	$43.80

Total Return(d)
Based on net asset value	44.90%	9.59%	(13.44)%	7.38%	13.99%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.49%	0.47%	0.49%

Net investment income	0.62%	1.06%	1.49%	1.31%	1.19%

Supplemental Data
Net assets, end of year (000)	$82,630	$53,119	$55,151	$69,381	$67,883

Portfolio turnover rate(e)	40%	47%	24%	20%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Kuwait ETF

	Period From 09/01/20 to 08/31/21	(a)

Net asset value, beginning of period	$25.22

Net investment income(b)	0.66
Net realized and unrealized gain(c)	8.62

Net increase from investment operations	9.28

Distributions(d)
From net investment income	(0.57)

Total distributions	(0.57)

Net asset value, end of period	$33.93

Total Return(e)
Based on net asset value	37.03	%(f)

Ratios to Average Net Assets
Total expenses	0.74	%(g)

Net investment income	2.24	%(g)

Supplemental Data
Net assets, end of period (000)	$18,662

Portfolio turnover rate(h)	16	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI New Zealand ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$60.80	$51.80	$49.11	$46.26	$46.90

Net investment income(a)	1.04	1.06	1.58	1.71	1.96
Net realized and unrealized gain (loss)(b)	2.97	9.49	2.70	2.86	(0.39)

Net increase from investment operations	4.01	10.55	4.28	4.57	1.57

Distributions(c)
From net investment income	(1.32)	(1.55)	(1.59)	(1.72)	(2.21)

Total distributions	(1.32)	(1.55)	(1.59)	(1.72)	(2.21)

Net asset value, end of year	$63.49	$60.80	$51.80	$49.11	$46.26

Total Return(d)
Based on net asset value	6.58%	20.71%	9.00%	10.02%	3.95%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.50%	0.47%	0.49%

Net investment income	1.64%	1.96%	3.16%	3.58%	4.45%

Supplemental Data
Net assets, end of year (000)	$142,856	$167,203	$165,751	$142,406	$175,790

Portfolio turnover rate(e)	16%	12%	15%	14%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Norway ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$22.40	$22.63	$27.67	$25.07	$20.36

Net investment income(a)	0.69	0.34	0.67	0.72	0.69
Net realized and unrealized gain (loss)(b)	6.30	(0.15)	(4.91)	2.56	4.70

Net increase (decrease) from investment operations	6.99	0.19	(4.24)	3.28	5.39

Distributions(c)
From net investment income	(0.72)	(0.42)	(0.80)	(0.68)	(0.68)

Total distributions	(0.72)	(0.42)	(0.80)	(0.68)	(0.68)

Net asset value, end of year	$28.67	$22.40	$22.63	$27.67	$25.07

Total Return(d)
Based on net asset value	31.42%	1.04%	(15.42)%	13.21%	27.10%

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	2.61%	1.58%	2.66%	2.67%	3.11%

Supplemental Data
Net assets, end of year (000)	$45,868	$31,364	$22,632	$30,434	$32,589

Portfolio turnover rate(e)	12%	16%	13%	13%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Denmark	Non-diversified
MSCI Finland	Non-diversified
MSCI Germany Small-Cap	Diversified
MSCI Ireland	Non-diversified
MSCI Kuwait(a)	Non-diversified
MSCI New Zealand	Non-diversified
MSCI Norway	Non-diversified

(a)	The Fund commenced operations on September 01, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Denmark
BofA Securities, Inc.	$1,511,754	$1,496,834		$—	$(14,920	)(b)
Goldman Sachs & Co. LLC	141,240	141,240		—	—
Morgan Stanley	1,682,474	1,682,474		—	—

	$3,335,468	$3,320,548		$—	$(14,920)

MSCI Finland
Morgan Stanley	$13,258	$13,258		$—	$—
Scotia Capital (USA), Inc.	121,529	121,529		—	—

	$134,787	$134,787		$—	$—

MSCI Germany Small-Cap
Barclays Capital, Inc.	$72,710	$72,710		$—	$—
BofA Securities, Inc.	1,286,168	1,286,168		—	—
Citigroup Global Markets, Inc.	318,630	318,630		—	—
Credit Suisse AG	1,929	1,929		—	—
Goldman Sachs & Co. LLC	590,251	590,251		—	—
HSBC Bank PLC	139,307	139,307		—	—
Morgan Stanley	818,083	818,083		—	—
UBS AG	251,905	251,905		—	—

	$3,478,983	$3,478,983		$—	$—

MSCI New Zealand
Credit Suisse Securities (USA) LLC	$377,217	$377,217		$—	$—
Macquarie Bank Ltd.	5,471,338	5,471,338		—	—
Morgan Stanley	621,726	621,726		—	—

	$6,470,281	$6,470,281		$—	$—

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Norway
Citigroup Global Markets, Inc.	$14,952	$14,952		$—	$—
Credit Suisse AG	54,526	54,526		—	—
Goldman Sachs & Co. LLC	674,988	674,988		—	—
UBS AG	854	854		—	—

	$745,320	$745,320		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Denmark	0.53%
MSCI Finland	0.53
MSCI Germany Small-Cap	0.59
MSCI Kuwait	0.74
MSCI Norway	0.53

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

For its investment advisory services to each of the iShares MSCI Ireland and iShares MSCI New Zealand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Denmark	$2,482
MSCI Finland	1,905
MSCI Germany Small-Cap	33,602
MSCI New Zealand	5,483
MSCI Norway	781

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Denmark	$6,115,736	$3,581,948	$527,337
MSCI Finland	447,528	487,822	54,320
MSCI Germany Small-Cap	2,109,498	1,640,980	130,372
MSCI Ireland	4,545,707	731,732	126,223
MSCI New Zealand	5,757,165	2,492,569	127,991
MSCI Norway	65,638	627,075	(79,582)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Denmark	$17,963,932	$19,103,255
MSCI Finland	3,940,617	4,439,672
MSCI Germany Small-Cap	12,969,507	9,590,408
MSCI Ireland	25,179,751	24,801,398
MSCI Kuwait	16,825,172	2,304,210
MSCI New Zealand	27,312,958	28,102,803
MSCI Norway	4,243,781	4,073,255

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Denmark	$90,488,284	$82,899,980
MSCI Finland	14,555,735	26,230,602
MSCI Germany Small-Cap	3,884,288	7,393,547
MSCI Ireland	11,885,101	5,066,739
MSCI New Zealand	68,456,794	99,642,957
MSCI Norway	18,127,163	9,987,926

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Denmark	$23,607,562	$(23,607,562)
MSCI Finland	5,400,402	(5,400,402)
MSCI Germany Small-Cap	2,858,531	(2,858,531)
MSCI Ireland	1,818,008	(1,818,008)
MSCI New Zealand	25,396,002	(25,396,002)
MSCI Norway	524,671	(524,671)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20
MSCI Denmark
Ordinary income	$1,262,684	$292,573

MSCI Finland
Ordinary income	$1,012,192	$1,036,942

MSCI Germany Small-Cap
Ordinary income	$638,366	$82,622

MSCI Ireland
Ordinary income	$400,086	$940,239

iShares ETF	Period Ended 08/31/21
MSCI Kuwait
Ordinary income	$314,726

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20
MSCI New Zealand
Ordinary income	$3,787,802	$4,674,204

MSCI Norway
Ordinary income	$908,885	$358,083

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
MSCI Denmark	$45,539	$(1,855,801)	$31,812,496		$30,002,234
MSCI Finland	116,420	(2,246,283)	1,500,916		(628,947)
MSCI Germany Small-Cap	185,944	(1,629,412)	4,364,577		2,921,109
MSCI Ireland	78,184	(9,782,016)	20,500,920		10,797,088
MSCI Kuwait	1,047,686	—	3,060,878		4,108,564
MSCI New Zealand	1,382,789	(25,824,419)	(624,960)		(25,066,590)
MSCI Norway	6,801	(8,910,431)	3,463,157		(5,440,473)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended August 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
MSCI Denmark	$1,842,119
MSCI Germany Small-Cap	435,303

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Denmark	$137,583,876	$34,886,903	$(3,097,434)	$31,789,469
MSCI Finland	29,766,496	3,118,871	(1,621,523)	1,497,348
MSCI Germany Small-Cap	41,861,169	7,930,015	(3,565,283)	4,364,732
MSCI Ireland	62,511,122	22,205,352	(1,705,759)	20,499,593
MSCI Kuwait	15,603,734	3,143,818	(82,937)	3,060,881
MSCI New Zealand	149,978,970	15,167,434	(15,796,487)	(629,053)
MSCI Norway	42,895,119	6,067,752	(2,599,155)	3,468,597

9.	LINE OF CREDIT

The iShares MSCI Kuwait ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Fund. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares MSCI Kuwait ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2021, the Fund did not borrow under the Credit Agreement or Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount
MSCI Denmark
Shares sold	1,000,000	$91,288,280	1,050,000	$80,969,860
Shares redeemed	(850,000)	(83,752,792)	(300,000)	(17,316,103)

Net increase	150,000	$7,535,488	750,000	$63,653,757

MSCI Finland
Shares sold	350,000	$15,197,344	550,000	$20,358,805
Shares redeemed	(600,000)	(27,150,118)	(450,000)	(15,868,508)

Net increase (decrease)	(250,000)	$(11,952,774)	100,000	$4,490,297

MSCI Germany Small-Cap
Shares sold	100,000	$7,312,000	250,000	$14,941,898
Shares redeemed	(100,000)	(7,531,216)	(450,000)	(25,209,803)

Net decrease	—	$(219,216)	(200,000)	$(10,267,905)

MSCI Ireland
Shares sold	200,000	$11,938,016	100,000	$4,420,595
Shares redeemed	(100,000)	(5,074,189)	(250,000)	(9,172,271)

Net increase (decrease)	100,000	$6,863,827	(150,000)	$(4,751,676)

	Period Ended 08/31/21
iShares ETF	Shares	Amount
MSCI Kuwait
Shares sold	550,000	$14,553,456

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount
MSCI New Zealand
Shares sold	1,100,000	$70,195,179	1,800,000	$94,694,895
Shares redeemed	(1,600,000)	(101,220,800)	(2,250,000)	(114,926,269)

Net decrease	(500,000)	$(31,025,621)	(450,000)	$(20,231,374)

MSCI Norway
Shares sold	700,000	$19,084,489	1,450,000	$27,971,333
Shares redeemed	(500,000)	(10,512,298)	(1,050,000)	(22,441,740)

Net increase	200,000	$8,572,191	400,000	$5,529,593

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Finland ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares MSCI Denmark ETF,

iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland ETF,

iShares MSCI Kuwait ETF, iShares MSCI New Zealand ETF and iShares MSCI Norway ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Denmark ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland ETF, iShares MSCI Kuwait ETF, iShares MSCI New Zealand ETF and iShares MSCI Norway ETF (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares MSCI Denmark ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland ETF, iShares MSCI New Zealand ETF and iShares MSCI Norway ETF: statements of operations for the year ended August 31, 2021 and statements of changes in net assets for each of the two years in the period ended August 31, 2021.

iShares MSCI Kuwait ETF: statements of operations and changes in net assets for the period September 1, 2021 (commencement of operations) to August 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	65

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income
MSCI Denmark	$2,422,860
MSCI Finland	964,005
MSCI Germany Small-Cap	802,976
MSCI Ireland	664,155
MSCI New Zealand	3,826,947
MSCI Norway	1,316,847

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Denmark	$2,443,850	$365,697
MSCI Finland	975,947	—
MSCI Germany Small-Cap	823,355	66,543
MSCI Ireland	717,073	24,967
MSCI Kuwait	404,698	—
MSCI New Zealand	4,222,301	573,722
MSCI Norway	1,382,636	315,584

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Denmark ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Finland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

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providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Germany Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

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evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Ireland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

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Board Review and Approval of Investment Advisory Contract  (continued)

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and

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the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Kuwait ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized

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Board Review and Approval of Investment Advisory Contract  (continued)

by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did

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not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI New Zealand ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

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Board Review and Approval of Investment Advisory Contract  (continued)

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Norway ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s

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Board Review and Approval of Investment Advisory Contract  (continued)

Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end

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Board Review and Approval of Investment Advisory Contract  (continued)

funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Denmark	$0.837074	$—	$—	$0.837074	100%	—%	—%	100%
MSCI Finland(a)	1.332818	—	0.039328	1.372146	97	—	3	100
MSCI Kuwait(a)	0.537286	—	0.034943	0.572229	94	—	6	100
MSCI Norway	0.715676	—	—	0.715676	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	81

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	83

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	85

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-808-0821

AUGUST 31, 2021

2021 Annual Report

iShares Trust

•  iShares MSCI India ETF | INDA | Cboe BZX

•  iShares MSCI India Small-Cap ETF | SMIN | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI India ETF

Investment Objective

The iShares MSCI India ETF (the “Fund”) seeks to track the investment results of an index composed of Indian equities, as represented by the MSCI India Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	46.54%	11.37%	7.82%	46.54%	71.33%	105.69%
Fund Market	45.89	11.31	7.76	45.89	70.90	104.67
Index	53.15	12.88	8.89	53.15	83.30	126.01

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/2/12. The first day of secondary market trading was 2/3/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,198.20	$ 3.55		$ 1,000.00	$ 1,022.00	$ 3.26		0.64%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI India ETF

Portfolio Management Commentary

Indian equities advanced strongly during the reporting period despite continued high unemployment and inflation rates, as well as local lockdowns related to a severe second wave of COVID-19 cases. Late in the reporting period, however, India’s economic activity improved as pandemic-related restrictions began to lift and vaccination rates increased.

The financials sector contributed the most to the Index’s return, mainly due to the banking industry. An increase in corporate lending and efforts to shore up balance sheets benefited some of the bigger banks. The Reserve Bank of India’s programs to provide financial institutions with liquidity further supported the industry. Analysts viewed the departure of a major global financial services firm from the region as a meaningful growth opportunity for Indian diversified banks, particularly in the credit card and higher net worth client markets.

The information technology sector was another leading contributor to the Index’s return, particularly software and services stocks. Corporate spending on technology increased as more employees worked from home, prompting companies to adopt cloud services, strengthen cybersecurity measures, and improve automation processes. India’s largest IT services companies signed significant new deals tied to these digital transformations and announced new hire programs to meet growing client demand.

The materials sector also contributed to the Index’s return. The reopening of the global economy and planned infrastructure projects boosted the sector’s post-pandemic recovery. Analysts’ expectations of rising inflation also benefited the materials sector, where companies can often pass cost increases on to customers. Metals and mining stocks advanced as the country’s largest steelmakers also announced major spending plans to compete with China for U.S. and European demand.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	26.1%
Information Technology	18.2
Energy	11.4
Materials	10.2
Consumer Staples	9.5
Consumer Discretionary	7.5
Health Care	5.4
Industrials	4.3
Utilities	3.9
Communication Services	3.2
Real Estate	0.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Reliance Industries Ltd.	9.2%
Infosys Ltd.	8.3
Housing Development Finance Corp. Ltd.	6.9
ICICI Bank Ltd.	5.3
Tata Consultancy Services Ltd.	5.0
Hindustan Unilever Ltd.	3.2
Bajaj Finance Ltd.	2.9
Axis Bank Ltd.	2.6
Bharti Airtel Ltd.	2.3
HCL Technologies Ltd.	1.8

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI India Small-Cap ETF

Investment Objective

The iShares MSCI India Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Indian equities, as represented by the MSCI India Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	Since Inception	1 Year		5 Years	Since Inception

Fund NAV	67.69	%(a)	11.45%	10.41%	67.69	%(a)	71.97%	157.74%
Fund Market	68.16		11.56	10.44	68.16		72.82	158.47
Index	75.19		13.28	11.61	75.19		86.57	185.86

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,225.90	$ 4.10		$ 1,000.00	$ 1,021.50	$ 3.72		0.73%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI India Small-Cap ETF

Portfolio Management Commentary

Indian small-capitalization equities advanced strongly during the reporting period despite continued high unemployment and inflation rates, as well as local lockdowns related to a severe second wave of COVID-19 cases. Late in the reporting period, however, India’s economic activity improved as pandemic-related restrictions began to lift and vaccination rates increased.

The materials sector was the top contributor to the Index’s return, driven by the chemicals industry. Indian chemicals manufacturers benefited from increased demand as pandemic-related restrictions eased worldwide and clients shifted to Indian producers to lessen their dependence on China. Growth in the electric vehicles industry, which uses soda ash and other chemicals, also helped chemicals companies.

The industrials sector contributed significantly to the Index’s performance amid a rebound in manufacturing activity. As commodities prices moved higher, some industrials companies were able to pass through the increases to their customers by raising product prices. Strong demand in both the industrial and the construction and heavy trucks machinery industries drove the sector’s contribution.

The information technology sector was another contributor to the Index’s return, particularly software and services companies. Corporate spending on technology increased as more employees worked from home, prompting companies to adopt cloud services and improve processes and efficiencies. India’s IT services companies reported notable revenue growth rates as they signed new deals tied to these digital transformations and expanded their services to top clients.

The financials sector also contributed to the Index’s return as the Reserve Bank of India unveiled programs to grant financial institutions access to loans for coronavirus-related businesses, and the lifting of pandemic-related restrictions increased demand for financial services. The consumer finance industry benefited from a recovery in collections, while the capital markets industry advanced as demand for financial services increased

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Materials	19.0%
Industrials	17.4
Financials	15.2
Information Technology	11.2
Consumer Discretionary	11.1
Health Care	10.1
Utilities	4.6
Consumer Staples	3.6
Communication Services	3.6
Real Estate	3.4
Energy	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

SRF Ltd.	1.9%
Crompton Greaves Consumer Electricals Ltd.	1.6
Mphasis Ltd.	1.5
Max Financial Services Ltd.	1.4
Voltas Ltd.	1.3
Laurus Labs Ltd.	1.3
Mindtree Ltd.	1.3
Tata Power Co. Ltd. (The)	1.2
Astral Ltd.	1.1
Ashok Leyland Ltd.	1.1

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Consolidated Schedule of Investments August 31, 2021	iShares® MSCI India ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Bharat Electronics Ltd.	8,136,695	$20,758,336

Airlines — 0.3%
InterGlobe Aviation Ltd.(a)(b)	645,410	16,824,820

Auto Components — 1.2%
Balkrishna Industries Ltd.	581,008	18,231,742
Bharat Forge Ltd.	1,554,803	16,296,606
Motherson Sumi Systems Ltd.(b)	8,436,399	25,183,785
MRF Ltd.	12,844	14,005,583

		73,717,716

Automobiles — 4.4%
Bajaj Auto Ltd.	463,859	23,645,189
Eicher Motors Ltd.	912,780	33,418,641
Hero MotoCorp Ltd.	800,641	30,006,446
Mahindra & Mahindra Ltd.	5,812,087	62,978,230
Maruti Suzuki India Ltd.	907,896	84,942,131
Tata Motors Ltd.(b)	11,087,759	43,665,190

		278,655,827

Banks — 10.8%
Axis Bank Ltd.(b)	15,198,623	163,154,094
Bandhan Bank Ltd.(a)	4,317,771	16,817,698
ICICI Bank Ltd.	34,206,970	335,008,282
Kotak Mahindra Bank Ltd.	3,707,201	88,837,356
State Bank of India	11,921,040	69,322,757
Yes Bank Ltd.(b)	75,298,800	11,130,876

		684,271,063

Beverages — 0.3%
United Spirits Ltd.(b)	1,941,249	18,970,838

Biotechnology — 0.2%
Biocon Ltd.(b)	2,795,232	13,721,454

Capital Markets — 0.2%
HDFC Asset Management Co. Ltd.(a)	357,096	15,004,488

Chemicals — 3.5%
Asian Paints Ltd.	2,562,517	112,254,789
Berger Paints India Ltd.	1,621,780	18,214,101
PI Industries Ltd.	559,355	25,981,688
Pidilite Industries Ltd.	1,018,175	31,768,120
UPL Ltd.	3,316,883	33,577,154

		221,795,852

Construction & Engineering — 1.7%
Larsen & Toubro Ltd.	4,596,706	105,018,758

Construction Materials — 2.8%
ACC Ltd.	501,697	16,554,324
Ambuja Cements Ltd.	4,661,605	26,829,933
Grasim Industries Ltd.	1,757,974	36,040,159
Shree Cement Ltd.	72,329	27,966,096
UltraTech Cement Ltd.	674,757	72,285,588

		179,676,100

Consumer Finance — 4.3%
Bajaj Finance Ltd.	1,813,783	186,327,122
Cholamandalam Investment and Finance Co. Ltd.	2,738,502	20,744,043
Muthoot Finance Ltd.	803,855	16,641,114
SBI Cards & Payment Services Ltd.(b)	1,570,412	24,500,973

Security	Shares	Value

Consumer Finance (continued)
Shriram Transport Finance Co. Ltd.	1,337,665	$24,702,607

		272,915,859

Diversified Financial Services — 1.5%
Bajaj Finserv Ltd.	255,095	59,748,019
Piramal Enterprises Ltd.	675,647	24,068,475
REC Ltd.	5,961,071	12,365,712

		96,182,206

Diversified Telecommunication Services — 0.2%
Indus Towers Ltd.	4,499,598	13,244,950

Electric Utilities — 1.4%
Adani Transmission Ltd.(b)	1,836,356	39,663,248
Power Grid Corp. of India Ltd.	20,964,259	50,276,698

		89,939,946

Electrical Equipment — 0.5%
Havells India Ltd.	1,675,935	29,071,512

Food & Staples Retailing — 0.9%
Avenue Supermarts Ltd.(a)(b)	1,081,593	58,523,035

Food Products — 2.3%
Britannia Industries Ltd.	723,924	39,564,556
Nestle India Ltd.	225,414	60,027,206
Tata Consumer Products Ltd.	4,000,644	47,338,272

		146,930,034

Gas Utilities — 1.1%
Adani Total Gas Ltd.	1,836,331	36,534,202
GAIL India Ltd.	10,377,547	20,706,705
Indraprastha Gas Ltd.	1,870,032	13,955,949

		71,196,856

Health Care Providers & Services — 0.7%
Apollo Hospitals Enterprise Ltd.	672,224	45,687,904

Hotels, Restaurants & Leisure — 0.5%
Jubilant Foodworks Ltd.	530,028	28,940,091

Household Products — 3.2%
Hindustan Unilever Ltd.	5,492,307	204,552,951

Independent Power and Renewable Electricity Producers — 1.4%
Adani Green Energy Ltd.(b)	2,611,429	38,133,985
NTPC Ltd.	32,380,738	51,307,139

		89,441,124

Industrial Conglomerates — 0.2%
Siemens Ltd.	477,760	14,846,120

Insurance — 2.5%
HDFC Life Insurance Co. Ltd.(a)	5,400,900	53,014,876
ICICI Lombard General Insurance Co. Ltd.(a)	1,487,760	32,449,001
ICICI Prudential Life Insurance Co. Ltd.(a)	2,397,872	21,620,609
SBI Life Insurance Co. Ltd.(a)	3,005,788	48,962,005

		156,046,491

Interactive Media & Services — 0.7%
Info Edge India Ltd.	516,109	43,589,259

IT Services — 18.2%
HCL Technologies Ltd.	7,249,540	117,205,574
Infosys Ltd.	22,767,292	531,375,094
Larsen & Toubro Infotech Ltd.(a)	351,537	25,542,477
Tata Consultancy Services Ltd.	6,176,282	319,724,189
Tech Mahindra Ltd.	4,204,663	83,192,937

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI India ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Wipro Ltd.	9,148,627	$80,226,063

		1,157,266,334

Life Sciences Tools & Services — 1.0%
Divi’s Laboratories Ltd.	886,503	62,765,949

Metals & Mining — 3.9%
Hindalco Industries Ltd.	10,503,522	67,178,102
JSW Steel Ltd.	5,646,244	53,026,437
Tata Steel Ltd.	4,827,218	95,553,300
Vedanta Ltd.	7,454,631	30,798,447

		246,556,286

Multiline Retail — 0.3%
Trent Ltd.	1,210,852	16,669,605

Oil, Gas & Consumable Fuels — 11.4%
Bharat Petroleum Corp. Ltd.	5,703,752	36,750,754
Coal India Ltd.	10,334,173	20,615,034
Hindustan Petroleum Corp. Ltd.	4,260,707	15,531,198
Indian Oil Corp. Ltd.	12,629,179	19,138,209
Oil & Natural Gas Corp. Ltd.	16,804,085	27,660,255
Petronet LNG Ltd.	5,030,673	15,665,748
Reliance Industries Ltd.	19,052,757	587,877,067

		723,238,265

Personal Products — 1.8%
Colgate-Palmolive India Ltd.	817,447	18,936,787
Dabur India Ltd.	4,131,459	35,140,524
Godrej Consumer Products Ltd.(b)	2,390,127	35,946,565
Marico Ltd.	3,464,642	25,822,652

		115,846,528

Pharmaceuticals — 3.5%
Aurobindo Pharma Ltd.	1,956,701	19,464,508
Cipla Ltd.	3,231,741	41,914,795
Dr. Reddy’s Laboratories Ltd.	777,472	50,071,510
Ipca Laboratories Ltd.	467,916	16,490,695
Lupin Ltd.	1,515,186	19,845,152
Sun Pharmaceutical Industries Ltd.	5,608,477	60,912,624
Torrent Pharmaceuticals Ltd.	339,052	14,411,139

		223,110,423

Real Estate Management & Development — 0.3%
DLF Ltd.	4,133,013	18,097,778

Road & Rail — 0.2%
Container Corp. of India Ltd.	1,634,744	15,177,509

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.2%
Page Industries Ltd.	37,423	$16,117,824
Titan Co. Ltd.	2,371,718	62,305,770

		78,423,594

Thrifts & Mortgage Finance — 6.9%
Housing Development Finance Corp. Ltd.	11,446,915	437,225,745

Tobacco — 0.9%
ITC Ltd.	19,729,878	57,005,881

Trading Companies & Distributors — 0.6%
Adani Enterprises Ltd.	1,836,356	39,887,304

Transportation Infrastructure — 0.5%
Adani Ports & Special Economic Zone Ltd.	3,407,045	34,801,772

Wireless Telecommunication Services — 2.4%
Bharti Airtel Ltd.	16,456,838	149,331,033

Total Common Stocks — 100.2% (Cost: $3,517,939,857)		6,364,927,596

Short-Term Investments

Money Market Funds — 2.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	138,250,000	138,250,000

Total Short-Term Investments — 2.2% (Cost: $138,250,000)		138,250,000

Total Investments in Securities — 102.4% (Cost: $3,656,189,857)		6,503,177,596

Other Assets, Less Liabilities — (2.4)%		(152,585,848)

Net Assets — 100.0%		$6,350,591,748

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$138,250,000	(a)	$—	$—	$—	$138,250,000	138,250,000	$12,235	$—

(a)	Represents net amount purchased (sold).

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI India ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SGX Nifty 50 Index	74	09/30/21	$2,526	$67,434

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$67,434

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,596,202

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(925,348)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,311,742

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$36,534,202	$6,328,393,394	$—	$6,364,927,596
Money Market Funds	138,250,000	—	—	138,250,000

	$174,784,202	$6,328,393,394	$—	$6,503,177,596

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$67,434	$—	$67,434

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments August 31, 2021	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.2%
Blue Dart Express Ltd.	7,127	$571,340

Airlines — 0.1%
SpiceJet Ltd.(a)	357,055	347,694

Auto Components — 3.1%
Apollo Tyres Ltd.	478,140	1,390,964
Ceat Ltd.	33,791	590,704
Endurance Technologies Ltd.(b)	52,741	1,199,275
Exide Industries Ltd.	576,328	1,270,160
Mahindra CIE Automotive Ltd.(a)	170,488	561,624
Minda Industries Ltd.	102,577	1,000,143
Sundram Fasteners Ltd.	142,502	1,550,640
Tube Investments of India Ltd.	145,215	2,709,800

		10,273,310

Banks — 3.5%
AU Small Finance Bank Ltd.(a)(b)	117,732	1,818,708
Canara Bank(a)	546,165	1,186,314
City Union Bank Ltd.	543,741	1,129,143
DCB Bank Ltd.(a)	232,222	292,435
Federal Bank Ltd.	2,224,976	2,468,132
IDFC First Bank Ltd.(a)	4,578,169	2,686,646
Karur Vysya Bank Ltd. (The)	584,165	350,821
RBL Bank Ltd.(a)(b)	541,033	1,221,810
Yes Bank Ltd., (Acquired 03/16/20, Cost: $3,554,476)(c)	4,044,378	504,554

		11,658,563

Beverages — 1.2%
Radico Khaitan Ltd.	110,936	1,325,160
Varun Beverages Ltd.	228,067	2,644,179

		3,969,339

Building Products — 2.2%
Astral Ltd.	135,935	3,791,470
Blue Star Ltd.	87,389	925,926
Cera Sanitaryware Ltd.	7,780	472,919
Kajaria Ceramics Ltd.	119,985	1,929,914

		7,120,229

Capital Markets — 4.1%
Central Depository Services India Ltd.	76,911	1,249,839
CRISIL Ltd.	21,888	818,354
Dhani Services Ltd.(a)	317,777	865,958
Edelweiss Financial Services Ltd.	773,287	858,997
ICICI Securities Ltd.(b)	121,815	1,201,824
IDFC Ltd.(a)	1,679,950	1,154,685
IIFL Wealth Management Ltd.	53,023	1,176,077
Indian Energy Exchange Ltd.(b)	219,549	1,515,236
JM Financial Ltd.	645,473	814,829
Motilal Oswal Financial Services Ltd.	55,189	614,624
Multi Commodity Exchange of India Ltd.	37,572	779,867
Nippon Life India Asset Management Ltd.(b)	185,874	1,077,966
Tata Investment Corp. Ltd.	19,308	333,185
UTI Asset Management Co. Ltd.	67,079	1,096,755

		13,558,196

Chemicals — 12.9%
Aarti Industries Ltd.	288,163	3,695,006
Advanced Enzyme Technologies Ltd.	66,387	346,194
Akzo Nobel India Ltd.	13,588	411,590
Alkyl Amines Chemicals	19,276	1,128,362
Atul Ltd.	22,298	2,785,489

Security	Shares	Value

Chemicals (continued)
Balaji Amines Ltd.	14,706	$813,076
BASF India Ltd.	16,221	795,294
Bayer CropScience Ltd./India	20,317	1,541,749
Castrol India Ltd.	593,412	1,087,875
Chambal Fertilizers and Chemicals Ltd.	248,925	1,092,953
Coromandel International Ltd.	176,512	1,915,144
Deepak Nitrite Ltd.	102,743	3,207,593
EID Parry India Ltd.(a)	106,449	587,877
Fine Organic Industries Ltd.	11,467	445,775
Finolex Industries Ltd.(a)	373,689	858,068
Galaxy Surfactants Ltd.	16,007	690,605
Gujarat Fluorochemicals Ltd.(a)	32,928	793,049
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	117,571	534,165
Gulf Oil Lubricants India Ltd.	22,962	191,440
Indigo Paints Ltd.(a)	14,364	508,778
Linde India Ltd.	32,096	1,005,619
Navin Fluorine International Ltd.	48,489	2,670,576
Rain Industries Ltd.	254,700	785,296
Rallis India Ltd.	116,532	449,359
SRF Ltd.	44,544	6,177,957
Sumitomo Chemical India Ltd.	151,163	879,123
Supreme Industries Ltd.	95,671	2,861,976
Supreme Petrochem Ltd.	49,750	450,685
Tata Chemicals Ltd.	249,511	2,879,847
Vinati Organics Ltd.	38,822	955,071

		42,545,591

Commercial Services & Supplies — 1.0%
Indian Railway Catering & Tourism Corp. Ltd.	84,394	3,176,513

Communications Equipment — 0.3%
Sterlite Technologies Ltd.	239,391	847,192

Construction & Engineering — 3.0%
Dilip Buildcon Ltd.(b)	52,225	363,220
Engineers India Ltd.	377,133	376,887
IRB Infrastructure Developers Ltd.	183,697	414,329
Kalpataru Power Transmission Ltd.	100,657	566,240
KEC International Ltd.	175,074	1,020,394
KNR Constructions Ltd.(a)	191,474	870,142
NBCC India Ltd.	1,083,281	656,516
NCC Ltd./India	599,737	649,380
PNC Infratech Ltd.(a)	134,714	578,650
Voltas Ltd.	324,116	4,413,916

		9,909,674

Construction Materials — 3.4%
Birla Corp. Ltd.	40,580	751,019
Dalmia Bharat Ltd.(a)	112,490	3,381,366
HeidelbergCement India Ltd.	103,765	375,533
India Cements Ltd. (The)	208,944	467,297
JK Cement Ltd.	52,337	2,343,699
JK Lakshmi Cement Ltd.	89,079	863,725
Prism Johnson Ltd.(a)	188,365	332,588
Ramco Cements Ltd. (The)	195,598	2,698,804

		11,214,031

Consumer Finance — 3.2%
Cholamandalam Financial Holdings Ltd.	140,900	1,319,701
CreditAccess Grameen Ltd.(a)	70,238	673,892
Mahindra & Mahindra Financial Services Ltd.	927,874	2,031,417
Manappuram Finance Ltd.	762,502	1,670,735
MAS Financial Services Ltd.(b)	24,950	262,691

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Shriram City Union Finance Ltd.	34,947	$1,002,236
Spandana Sphoorty Financial Ltd.(a)	29,435	253,377
Sundaram Finance Ltd.	91,319	3,252,635
Ujjivan Financial Services Ltd.	45,555	95,614

		10,562,298

Containers & Packaging — 0.2%
EPL Ltd.	190,975	607,682

Diversified Financial Services — 0.7%
Aditya Birla Capital Ltd.(a)	688,898	1,014,001
L&T Finance Holdings Ltd.(a)	1,115,082	1,268,872

		2,282,873

Diversified Telecommunication Services — 1.0%
Tata Communications Ltd.	171,785	3,332,536

Electric Utilities — 2.0%
CESC Ltd.	90,017	990,513
Tata Power Co. Ltd. (The)	2,166,631	3,819,814
Torrent Power Ltd.	253,635	1,670,403

		6,480,730

Electrical Equipment — 2.6%
Amara Raja Batteries Ltd.	141,475	1,352,975
Bharat Heavy Electricals Ltd.(a)	1,308,069	938,942
CG Power and Industrial Solutions Ltd.(a)	802,878	941,006
Finolex Cables Ltd.	103,743	660,862
Graphite India Ltd.	88,518	773,394
HEG Ltd.	17,369	533,816
KEI Industries Ltd.	81,217	846,481
Polycab India Ltd.	56,096	1,586,701
V-Guard Industries Ltd.	259,687	864,891

		8,499,068

Electronic Equipment, Instruments & Components — 0.5%
Redington India Ltd.	761,166	1,604,783

Entertainment — 0.5%
Chennai Super Kings Cricket Ltd.(a)(d)	206,787	28
Inox Leisure Ltd.(a)	85,488	362,116
PVR Ltd.(a)	68,432	1,239,179

		1,601,323

Equity Real Estate Investment Trusts (REITs) — 0.3%
Mindspace Business Parks REIT(b)	224,198	892,529

Food Products — 1.1%
Avanti Feeds Ltd.	81,981	630,565
Balrampur Chini Mills Ltd.	189,157	954,220
Bombay Burmah Trading Co.	26,383	429,050
CCL Products India Ltd.	109,712	604,736
Kaveri Seed Co. Ltd.	36,295	286,965
Zydus Wellness Ltd.	19,097	604,573

		3,510,109

Gas Utilities — 1.8%
Gujarat Gas Ltd.	259,018	2,559,384
Gujarat State Petronet Ltd.	425,577	2,040,326
Mahanagar Gas Ltd.	81,708	1,281,761

		5,881,471

Health Care Equipment & Supplies — 0.1%
Poly Medicure Ltd.(a)	36,206	472,643

Health Care Providers & Services — 3.4%
Aster DM Healthcare Ltd.(a)(b)	186,482	546,221

Security	Shares	Value

Health Care Providers & Services (continued)
Dr Lal PathLabs Ltd.(b)	49,735	$2,753,745
Fortis Healthcare Ltd.(a)	682,124	2,706,365
Max Healthcare Institute Ltd.(a)	435,766	2,295,347
Metropolis Healthcare Ltd.(b)	38,451	1,486,291
Narayana Hrudayalaya Ltd.(a)	106,684	788,283
Thyrocare Technologies Ltd.(b)	27,704	491,564

		11,067,816

Hotels, Restaurants & Leisure — 1.0%
Burger King India Ltd.(a)	230,969	508,536
EIH Ltd.(a)	237,838	332,781
Indian Hotels Co. Ltd. (The)	983,383	1,886,512
Westlife Development Ltd.(a)	81,850	616,068

		3,343,897

Household Durables — 3.8%
Amber Enterprises India Ltd.(a)	25,456	1,007,495
Bajaj Electricals Ltd.(a)	69,303	1,150,747
Crompton Greaves Consumer Electricals Ltd.	803,668	5,201,673
Dixon Technologies India Ltd.(a)	48,549	2,760,529
Johnson Controls-Hitachi Air Conditioning India Ltd.(a)	10,375	311,610
Orient Electric Ltd.	190,895	862,701
Symphony Ltd.	25,963	336,284
TTK Prestige Ltd.	6,270	757,375

		12,388,414

Household Products — 0.1%
Jyothy Labs Ltd.	220,083	486,997

Independent Power and Renewable Electricity Producers — 0.9%
Adani Power Ltd.(a)	1,166,054	1,567,107
JSW Energy Ltd.	371,507	1,344,199

		2,911,306

Industrial Conglomerates — 0.6%
3M India Ltd.(a)	4,245	1,416,596
Godrej Industries Ltd.(a)	75,772	578,657

		1,995,253

Insurance — 1.4%
Max Financial Services Ltd.(a)	312,013	4,644,175

Interactive Media & Services — 0.2%
Just Dial Ltd.(a)	51,183	665,705

IT Services — 6.4%
Coforge Ltd.	31,858	2,270,017
Computer Age Management Services Ltd.	32,987	1,721,990
Firstsource Solutions Ltd.	420,297	1,042,000
Happiest Minds Technologies Ltd.	88,275	1,722,903
Infibeam Avenues Ltd.(a)	507,872	328,184
Mindtree Ltd.	86,863	4,309,081
Mphasis Ltd.	126,776	5,026,501
Persistent Systems Ltd.	72,810	3,305,195
Sonata Software Ltd.	94,246	1,075,839
Vakrangee Ltd.	646,759	345,646

		21,147,356

Life Sciences Tools & Services — 0.5%
Syngene International Ltd.(a)(b)	179,361	1,572,336

Machinery — 5.4%
AIA Engineering Ltd.	64,080	1,772,639
Ashok Leyland Ltd.	2,211,268	3,706,771
BEML Ltd.	28,306	511,469
Carborundum Universal Ltd.	156,792	1,779,443

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Cochin Shipyard Ltd.(b)	50,031	$243,449
Cummins India Ltd.	187,816	2,567,680
Escorts Ltd.	101,652	1,870,090
GMM Pfaudler Ltd.	9,890	572,403
Lakshmi Machine Works Ltd.	4,796	523,755
Schaeffler India Ltd.	11,797	1,171,864
SKF India Ltd.	33,397	1,407,050
Thermax Ltd.	62,668	1,206,308
Timken India Ltd.	28,209	641,518

		17,974,439
Media — 1.6%
Affle India Ltd.(a)	16,047	1,042,322
Sun TV Network Ltd.	119,304	787,042
TV18 Broadcast Ltd.(a)	680,324	326,042
Zee Entertainment Enterprises Ltd.	1,303,152	3,057,884

		5,213,290

Metals & Mining — 2.2%
APL Apollo Tubes Ltd.(a)	84,545	1,920,511
Jindal Steel & Power Ltd.(a)	614,802	3,163,095
National Aluminium Co. Ltd.	1,244,114	1,540,852
Ratnamani Metals & Tubes Ltd.(a)	24,624	727,621

		7,352,079

Multiline Retail — 0.3%
Future Retail Ltd.(a)	329,180	199,249
V-Mart Retail Ltd.(a)	14,571	716,243

		915,492

Oil, Gas & Consumable Fuels — 0.8%
Aegis Logistics Ltd.	209,978	764,056
Great Eastern Shipping Co. Ltd. (The)	155,250	764,014
Oil India Ltd.	408,846	1,016,682

		2,544,752

Paper & Forest Products — 0.3%
Century Plyboards India Ltd.	83,728	461,268
Century Textiles & Industries Ltd.	67,042	712,308

		1,173,576

Personal Products — 1.1%
Bajaj Consumer Care Ltd.	143,877	483,576
Emami Ltd.	301,318	2,460,280
Gillette India Ltd.	9,822	782,757

		3,726,613

Pharmaceuticals — 6.1%
Aarti Drugs Ltd.	48,824	411,615
Ajanta Pharma Ltd.	39,248	1,196,548
Alembic Pharmaceuticals Ltd.	88,471	909,149
AstraZeneca Pharma India Ltd.	7,661	326,032
Eris Lifesciences Ltd.(b)	50,874	508,635
FDC Ltd./India(a)	75,398	356,415
Glenmark Pharmaceuticals Ltd.	211,738	1,535,956
Granules India Ltd.	205,731	931,969
IOL Chemicals and Pharmaceuticals Ltd.	35,637	272,175
JB Chemicals & Pharmaceuticals Ltd.	52,203	1,216,373
Jubilant Pharmova Ltd.	95,496	866,251
Laurus Labs Ltd.(b)	484,024	4,412,361
Natco Pharma Ltd.	137,201	1,774,997
Procter & Gamble Health Ltd.	11,275	839,560
Sanofi India Ltd.	12,122	1,495,384
Shilpa Medicare Ltd.(a)	49,489	389,919
Solara Active Pharma Sciences Ltd.	18,957	421,056

Security	Shares	Value

Pharmaceuticals (continued)
Strides Pharma Science Ltd.	88,016	$737,779
Sun Pharma Advanced Research Co. Ltd.(a)	99,882	410,256
Suven Pharmaceuticals Ltd.	134,622	986,674
Wockhardt Ltd.(a)	49,368	273,652

		20,272,756

Professional Services — 1.3%
L&T Technology Services Ltd.(b)	39,573	2,120,523
Quess Corp. Ltd.(b)	100,366	1,162,061
TeamLease Services Ltd.(a)	16,718	940,989

		4,223,573

Real Estate Management & Development — 3.1%
Brigade Enterprises Ltd.	143,376	655,934
Godrej Properties Ltd.(a)	167,549	3,412,163
Indiabulls Real Estate Ltd.(a)	270,352	503,938
NESCO Ltd.	32,157	251,877
Oberoi Realty Ltd.(a)	192,028	1,850,631
Phoenix Mills Ltd. (The)(a)	142,464	1,681,113
Prestige Estates Projects Ltd.(a)	211,489	1,019,890
Sobha Ltd.	56,660	482,949
Sunteck Realty Ltd.	77,950	388,942

		10,247,437

Software — 4.1%
Birlasoft Ltd.	209,473	1,194,542
Cyient Ltd.	124,177	1,661,062
Intellect Design Arena Ltd.(a)	119,918	1,067,449
KPIT Technologies Ltd.	248,761	1,143,465
Oracle Financial Services Software Ltd.	32,376	2,081,515
Route Mobile Ltd.	30,210	816,205
Tanla Platforms Ltd.	100,058	1,217,343
Tata Elxsi Ltd.	51,501	3,363,719
Zensar Technologies Ltd.	135,940	836,435

		13,381,735

Textiles, Apparel & Luxury Goods — 2.9%
Aditya Birla Fashion and Retail Ltd.(a)	445,833	1,267,898
Alok Industries Ltd.(a)	1,876,600	568,156
Bata India Ltd.	77,551	1,880,010
Garware Technical Fibres Ltd.(a)	13,939	598,338
KPR Mill Ltd.	25,812	625,670
Rajesh Exports Ltd.	88,791	712,121
Relaxo Footwears Ltd.	74,563	1,215,610
Vaibhav Global Ltd.	73,595	728,509
Vardhman Textiles Ltd.(a)	34,654	872,903
VIP Industries Ltd.(a)	84,617	539,044
Welspun India Ltd.	376,493	653,090

		9,661,349

Thrifts & Mortgage Finance — 2.3%
Aavas Financiers Ltd.(a)	53,050	1,748,809
Can Fin Homes Ltd.	90,093	702,943
IIFL Finance Ltd.	170,707	659,043
Indiabulls Housing Finance Ltd.	382,400	1,170,628
LIC Housing Finance Ltd.	456,136	2,506,159
PNB Housing Finance Ltd.(a)(b)	88,638	795,954

		7,583,536

Tobacco — 0.1%
Godfrey Phillips India Ltd.	18,985	255,963

Trading Companies & Distributors — 0.6%
IndiaMART Intermesh Ltd.(b)	18,249	1,957,221

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Transportation Infrastructure — 0.5%
GMR Infrastructure Ltd.(a)	2,737,271	$1,086,589
Gujarat Pipavav Port Ltd.	399,872	556,297

		1,642,886

Wireless Telecommunication Services — 0.3%
Vodafone Idea Ltd.(a)	12,990,031	1,082,772

Total Common Stocks — 100.3% (Cost: $183,343,284)		330,352,441

Short-Term Investments

Money Market Funds — 2.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	7,290,000	7,290,000

Total Short-Term Investments — 2.2% (Cost: $7,290,000)		7,290,000

Total Investments in Securities — 102.5% (Cost: $190,633,284)		337,642,441

Other Assets, Less Liabilities — (2.5)%		(8,176,683)

Net Assets — 100.0%		$ 329,465,758

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $504,554, representing 0.2% of its net assets as of period end, and an original cost of $3,554,476.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$7,290,000	(a)	$—	$—	$—	$7,290,000	7,290,000	$758	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SGX Nifty 50 Index	14	09/30/21	$478	$11,004

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI India Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$11,004

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$260,189

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$6,179

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$193,264

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,282,484	$329,069,929	$28	$330,352,441
Money Market Funds	7,290,000	—	—	7,290,000

	$8,572,484	$329,069,929	$28	$337,642,441

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$11,004	$—	$11,004

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Statements of Assets and Liabilities

August 31, 2021

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$6,364,927,596	$330,352,441
Affiliated(b)	138,250,000	7,290,000
Cash	—	3,914
Foreign currency, at value(c)	872,294	315,215
Cash pledged:
Futures contracts	116,000	52,000
Receivables:
Investments sold	142,819,700	1,042,173
Variation margin on futures contracts	15,378	9,561
Dividends	3,907,928	209,468

Total assets	6,650,908,896	339,274,772

LIABILITIES
Bank overdraft	21,005	—
Deferred foreign capital gain tax	177,713,886	8,755,569
Payables:
Investments purchased	17,013,717	852,298
Capital shares redeemed	102,260,170	—
Investment advisory fees	3,308,370	201,147

Total liabilities	300,317,148	9,809,014

NET ASSETS	$6,350,591,748	$329,465,758

NET ASSETS CONSIST OF:
Paid-in capital	$4,558,855,554	$270,942,235
Accumulated earnings	1,791,736,194	58,523,523

NET ASSETS	$6,350,591,748	$329,465,758

Shares outstanding	130,150,000	5,700,000

Net asset value	$48.79	$57.80

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$3,517,939,857	$183,343,284
(b) Investments, at cost — Affiliated	$138,250,000	$7,290,000
(c) Foreign currency, at cost	$867,361	$310,340

See notes to consolidated financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Operations

Year Ended August 31, 2021

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$61,695,762	$2,320,896
Dividends — Affiliated	12,235	758
Interest — Unaffiliated	3,490	—
Mauritius income taxes refund	—	74,398
Foreign taxes withheld	(13,443,793)	(461,080)

Total investment income	48,267,694	1,934,972

EXPENSES
Investment advisory fees	30,916,788	1,968,181
Miscellaneous	173	173
Mauritius income taxes	419,350	—

Total expenses	31,336,311	1,968,354

Net investment income (loss)	16,931,383	(33,382)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	12,398,054	21,147,535
Futures contracts	2,596,202	260,189
Foreign currency transactions	(8,013,467)	(440,208)

Net realized gain	6,980,789	20,967,516

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	1,743,997,822	110,011,256
Futures contracts	(925,348)	6,179
Foreign currency translations	12,192	3,568

Net change in unrealized appreciation (depreciation)	1,743,084,666	110,021,003

Net realized and unrealized gain	1,750,065,455	130,988,519

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,766,996,838	$130,955,137

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$128,995	$987,990
(b) Net of increase in deferred foreign capital gain tax of	$(177,713,886)	$(8,755,569)

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	19

Consolidated Statements of Changes in Net Assets

	iShares MSCI India ETF		iShares MSCI India Small-Cap ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$16,931,383	$17,811,177	$(33,382)	$1,042,095
Net realized gain (loss)	6,980,789	(334,131,502)	20,967,516	(56,924,723)
Net change in unrealized appreciation (depreciation)	1,743,084,666	31,694,408	110,021,003	51,180,604

Net increase (decrease) in net assets resulting from operations	1,766,996,838	(284,625,917)	130,955,137	(4,702,024)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(8,540,172)	(12,672,573)	(268,669)	(5,550,007)
Return of capital	—	—	(1,270)	—

Decrease in net assets resulting from distributions to shareholders	(8,540,172)	(12,672,573)	(269,939)	(5,550,007)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,498,302,314	(1,508,617,643)	5,010,592	(66,411,121)

NET ASSETS
Total increase (decrease) in net assets	3,256,758,980	(1,805,916,133)	135,695,790	(76,663,152)
Beginning of year	3,093,832,768	4,899,748,901	193,769,968	270,433,120

End of year	$6,350,591,748	$3,093,832,768	$329,465,758	$193,769,968

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI India ETF

	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17

Net asset value, beginning of year	$33.37		$32.38		$35.68		$34.20		$29.61

Net investment income(a)	0.14		0.14		0.29		0.25		0.26
Net realized and unrealized gain (loss)(b)	15.35		0.96		(3.00)		1.54		4.53

Net increase (decrease) from investment operations	15.49		1.10		(2.71)		1.79		4.79

Distributions(c)
From net investment income	(0.07)		(0.11)		(0.49)		(0.31)		(0.20)
Return of capital	—		—		(0.10)		—		—

Total distributions	(0.07)		(0.11)		(0.59)		(0.31)		(0.20)

Net asset value, end of year	$48.79		$33.37		$32.38		$35.68		$34.20

Total Return(d)
Based on net asset value	46.54%		3.40%		(7.61)%		5.26%		16.27%

Ratios to Average Net Assets
Total expenses	0.65%		0.69%		0.69%		0.68%		0.68%

Net investment income	0.35%		0.43%		0.86%		0.72%		0.87%

Supplemental Data
Net assets, end of year (000)	$6,350,592		$3,093,833		$4,899,749		$5,082,120		$5,263,819

Portfolio turnover rate(e)	25	%(f)	25	%(f)	9	%(f)	10	%(f)	13	%(f)

(a) Based on average shares outstanding.

(b)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(f) Portfolio turnover rate excluding cash creations was as follows:	17%		19%		6%		5%		5%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	21

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI India Small-Cap ETF

	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17

Net asset value, beginning of year	$34.60		$33.39		$44.10		$46.27		$36.01

Net investment income (loss)(a)	(0.01)		0.15		0.10		(0.00	)(b)	0.09
Net realized and unrealized gain (loss)(c)	23.26		1.88		(10.60)		(1.06)		10.55

Net increase (decrease) from investment operations	23.25		2.03		(10.50)		(1.06)		10.64

Distributions(d)
From net investment income	(0.05)		(0.82)		(0.21)		(0.63)		(0.38)
Return of capital	(0.00	)(b)	—		—		(0.48)		—

Total distributions	(0.05)		(0.82)		(0.21)		(1.11)		(0.38)

Net asset value, end of year	$57.80		$34.60		$33.39		$44.10		$46.27

Total Return(e)
Based on net asset value	67.25%		6.35%		(23.88)%		(2.36)%		29.97%

Ratios to Average Net Assets
Total expenses	0.74%		0.81%		0.76%		0.77%		0.75%

Net investment income (loss)	(0.01)%		0.45%		0.28%		(0.00	)%(f)	0.21%

Supplemental Data
Net assets, end of year (000)	$329,466		$193,770		$270,433		$282,264		$205,914

Portfolio turnover rate(g)	55	%(h)	32	%(h)	24	%(h)	49	%(h)	38	%(h)

(a) Based on average shares outstanding.
(b) Rounds to less than $0.01.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Rounds to less than 0.01%.
(g) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(h) Portfolio turnover rate excluding cash creations was as follows:	37%		28%		19%		31%		22%

See notes to consolidated financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements

1.   ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI India	Non-diversified
MSCI India Small-Cap	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF as of period end were $6,317,556,989 and $322,288,175, which is 99.5% and 97.8% of each Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Consolidated Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Each Fund has conducted its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

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Notes to Consolidated Financial Statements  (continued)

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, each Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), each Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against each Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by each Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

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Notes to Consolidated Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.   DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

5.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI India ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $4 billion	0.6500%
Over $4 billion, up to and including $6 billion	0.6175
Over $6 billion, up to and including $8 billion	0.5867
Over $8 billion	0.5573

For its investment advisory services to the iShares MSCI India Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

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Notes to Consolidated Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Consolidated Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.   PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI India	$2,566,576,831	$1,199,388,531
MSCI India Small-Cap	144,520,794	148,060,793

There were no in-kind transactions for the year ended August 31, 2021.

7.   INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

MSCI India
Ordinary income	$8,540,172	$12,672,573

MSCI India Small-Cap
Ordinary income	$268,669	$5,550,007
Return of capital	1,270	—

	$269,939	$5,550,007

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses	(c)	Total

MSCI India	$48,842	$(655,989,828)	$2,447,677,180		$—		$1,791,736,194
MSCI India Small-Cap	—	(62,205,401)	121,440,016		(711,092)		58,523,523

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended August 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

MSCI India	$73,395,355
MSCI India Small-Cap	20,303,839

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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Notes to Consolidated Financial Statements  (continued)

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI India	$3,877,931,427	$2,712,276,615	$(86,963,012)	$2,625,313,603
MSCI India Small-Cap	207,466,028	144,484,427	(14,297,010)	130,187,417

8.   LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Funds. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2021, the Funds did not borrow under the Credit Agreement or Syndicated Credit Agreement.

Effective August 26, 2021, the Funds, along with certain other iShares funds (“Mauritius Participating Funds”), are parties to a $750,000,000 unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which may be used solely to facilitate trading associated with the closure of each Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility has interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. Each Mauritius Participating Fund will be removed from the Uncommitted Liquidity Facility once trading out of its holdings in the Mauritius subsidiary is complete. During the year ended August 31, 2021, the Funds did not borrow under the Uncommitted Liquidity Facility.

9.   PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market

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Notes to Consolidated Financial Statements  (continued)

conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Consolidated Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.   CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

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Notes to Consolidated Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20

iShares ETF	Shares	Amount	Shares	Amount

MSCI India
Shares sold	44,850,000	$1,805,890,047	8,400,000	$324,117,985
Shares redeemed	(7,400,000)	(307,587,733)	(67,000,000)	(1,832,735,628)

Net increase (decrease)	37,450,000	$1,498,302,314	(58,600,000)	$(1,508,617,643)

MSCI India Small-Cap
Shares sold	1,000,000	$49,353,215	300,000	$10,982,558
Shares redeemed	(900,000)	(44,342,623)	(2,800,000)	(77,393,679)

Net increase (decrease)	100,000	$5,010,592	(2,500,000)	$(66,411,121)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

11.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares MSCI India ETF and

iShares MSCI India Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of iShares MSCI India ETF and iShares MSCI India Small-Cap ETF and their subsidiaries (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related consolidated statements of operations for the year ended August 31, 2021, the consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income

MSCI India	$61,540,118
MSCI India Small-Cap	2,961,002

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI India	$61,695,761	$14,079,845
MSCI India Small-Cap	2,994,228	1,415,702

I M P O R T A N T T A X I N F O R M A T I O N	31

Board Review and Approval of Investment Advisory Contract

iShares MSCI India ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI India Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	33

Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	35

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI India(a)	$0.070620	$—	$0.002824	$0.073444	96%	—%	4%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI India ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 364.25 thousand. This figure is comprised of fixed remuneration of USD 169.62 thousand and variable remuneration of USD 194.63 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 59.34 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 4.79 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	37

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	41

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-809-0821

AUGUST 31, 2021

2021 Annual Report

iShares Trust

•	iShares Currency Hedged MSCI Canada ETF | HEWC | NYSE Arca
•	iShares Currency Hedged MSCI Eurozone ETF | HEZU | NYSE Arca
•	iShares Currency Hedged MSCI Germany ETF | HEWG | NASDAQ
•	iShares Currency Hedged MSCI Japan ETF | HEWJ | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of August 31, 2021	iShares® Currency Hedged MSCI Canada ETF

Investment Objective

The iShares Currency Hedged MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Canadian equities while mitigating exposure to fluctuations between the value of the Canadian dollar and the U.S. dollar, as represented by the MSCI Canada 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Canada ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	28.81%	10.52%	8.95%	28.81%	64.86%	69.75%
Fund Market	28.74	10.51	8.98	28.74	64.84	70.08
Index	27.46	10.49	8.98	27.46	64.64	69.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,159.00	$0.16		$1,000.00	$1,025.10	$0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® Currency Hedged MSCI Canada ETF

Portfolio Management Commentary

Canadian equities advanced for the reporting period, as rising COVID-19 vaccination rates and loosened restrictions against the pandemic supported a recovery in the Canadian economy. Canada’s vaccination rate ended the reporting period at among the highest levels among major industrialized nations, eclipsing the U.S., the U.K., France, and Germany.

The financials sector contributed the most to the Index’s return in U.S. dollar terms as the banking industry benefited from the recovery of provisions for credit losses, which are funds that the institutions set aside to cover projected credit losses that failed to materialize. A recovery in mergers and acquisitions activity to record levels, supported by low interest rates and strong balance sheets with large cash reserves, also boosted the banking industry. Government stimulus programs that prevented widespread loan defaults along with high demand for a limited supply of homes drove home prices higher, which helped banks involved in mortgage lending. Canada’s insurance industry also contributed to the Index’s return. Rising stock markets raised fee income for the wealth and asset management units of life insurance companies, increasing earnings.

The information technology sector also contributed significantly to the Index’s return. A pandemic-driven shift toward online shopping increased demand for many technology products and services. The internet services and infrastructure industry led the advance as companies initiated services to help brick-and-mortar merchants set up operations for online storefronts and added more options for consumers. Sales volumes at these online storefronts increased significantly, as the number of merchants with e-commerce stores rose sharply during the pandemic. The energy sector also contributed to the Index’s return. Oil and gas storage and transportation companies benefited from increases in oil production and pipeline volumes.

In terms of currency performance during the reporting period, the Canadian dollar appreciated by approximately 3% relative to the U.S. dollar. Higher oil and commodities prices buoyed the Canadian dollar, as the value of Canada’s large resource exports is closely tied to its currency.

The Canadian dollar’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the Canadian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Canadian equities measured in Canadian dollars.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	100.1%
Short-term Investments	2.5
Forward foreign currency exchange contracts, net cumulative appreciation	0.9
Other assets less liabilities	(3.5)

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Financials	36.3%
Information Technology	13.7
Energy	12.7
Materials	11.1
Industrials	10.4
Consumer Staples	4.1
Utilities	4.0
Consumer Discretionary	3.7
Communication Services	2.6
Other (each representing less than 1%)	1.4

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® Currency Hedged MSCI Eurozone ETF

Investment Objective

The iShares Currency Hedged MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI EMU 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	35.04%	11.82%	8.86%	35.04%	74.79%	83.51%
Fund Market	34.77	11.81	8.86	34.77	74.74	83.45
Index	34.09	11.91	9.12	34.09	75.50	86.50

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/14. The first day of secondary market trading was 7/10/14.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,173.50	$0.16		$1,000.00	$1,025.10	$0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® Currency Hedged MSCI Eurozone ETF

Portfolio Management Commentary

Stocks in the Eurozone advanced for the reporting period despite a mild recession, delays in COVID-19 vaccine rollouts in some countries, and the reinstitution of social distancing mandates. Coronavirus pandemic-related restrictions slowed economic activity in European countries. However, the ECB invested €750 billion to provide employment support, loans, and grants on an unprecedented scale, in addition to existing social safety nets, which helped lessen the impact of the pandemic on economic growth. The ECB also provided monetary support by buying government and corporate bonds and keeping interest rates low to encourage corporate investment. However, Eurozone economic growth did not recover to pre-pandemic levels and trailed the U.S. and China amid the uncertain impacts of the Delta variant.

French stocks were the largest contributors to the Index’s return in U.S. dollar terms, as economic recovery drove gains in the consumer discretionary and industrials sectors. Textiles and apparel companies advanced, particularly during the second half of the reporting period, reflecting pent-up demand for luxury purchases among high end consumers. French electrical equipment makers benefited from improved demand and infrastructure opportunities such as vehicle electrification. Household savings were high, as a recovery in retail banking, following the lifting of pandemic-related restrictions, outweighed weakened corporate and investment banking activity. Increased fixed income trading also bolstered the banking industry.

Stocks in the Netherlands contributed meaningfully to the Index’s return. The information technology sector led contributions as global demand for high-powered semiconductor chips, required to run everything from car engines to smart toasters, continued to outstrip supply. Semiconductors and semiconductor equipment companies led the advance, as increased sales of advanced chipmaking equipment amid a global semiconductor shortage supported profits in the industry.

German stocks also contributed to the Index’s return, advancing due to an economic rebound. In the consumer discretionary sector, automobile manufacturers benefited from strong cost management, solid products, and corporate restructuring. The industrials sector also contributed as strong sales of industrial software drove the industrial conglomerates industry.

In terms of currency performance during the reporting period, the euro depreciated by approximately 1% against the U.S. dollar. Investors’ expectations that interest rates in the E.U. would stay low longer than U.S. interest rates pressured the euro.

The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Eurozone equities measured in euros.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	100.0%
Short-term Investments	0.1
Forward foreign currency exchange contracts, net cumulative appreciation	0.5
Other assets less liabilities	(0.6)

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Consumer Discretionary	17.5%
Industrials	14.9
Information Technology	14.9
Financials	14.1
Consumer Staples	7.7
Health Care	7.7
Materials	7.3
Utilities	6.2
Communication Services	4.4
Energy	3.5
Real Estate	1.8

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® Currency Hedged MSCI Germany ETF

Investment Objective

The iShares Currency Hedged MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization German equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Germany 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Germany ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	22.12%	9.27%	7.71%	22.12%	55.76%	75.58%
Fund Market	21.79	9.26	7.70	21.79	55.73	75.46
Index	22.60	9.68	8.03	22.60	58.70	79.69

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,136.60	$0.22		$1,000.00	$1,025.00	$0.20		0.04%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® Currency Hedged MSCI Germany ETF

Portfolio Management Commentary

Stocks in Germany advanced strongly for the reporting period despite new waves of COVID-19 infections and business disruptions that continued to hamper economic growth. Although Germany’s economy contracted in 2020, it outperformed several other European economies due to increased global trade that benefited its export-focused manufacturing sector. The deployment of coronavirus vaccines in early 2021, additional fiscal stimulus and relief packages, and optimism about the economic recovery contributed to equity market gains. Improved economic data and positive earnings also supported market strength.

The consumer discretionary sector contributed the most to the Index’s performance in U.S. dollar terms, as accelerating vaccination rates and easing pandemic restrictions buoyed consumer confidence and spending. The largest source of contribution within the sector came from the automobile manufacturers industry. Favorable conditions in global car markets, improved pricing, and robust demand, particularly for premium cars and electric vehicles, led to robust earnings growth for select carmakers. The internet and direct marketing retail industry also advanced, as food delivery companies benefited from increased demand for their services amid restaurant closures and social distancing mandates.

The industrials sector also bolstered the Index’s return. Strength in the industrial conglomerates industry, largely driven by strong sales of industrial software, led contribution. The transportation industry also contributed, as increased global business activity and growth in e-commerce and digitalization drove the need for logistics services.

The materials sector also contributed. Global economic expansion and robust demand for raw materials led to gains in commodities prices. The largest source of strength within the sector was the diversified chemicals industry, particularly companies that were able to pass on higher raw materials costs to industrials customers.

In terms of currency performance during the reporting period, the euro depreciated by approximately 1% against the U.S. dollar. Investors’ expectations that interest rates in the E.U. would stay low longer than U.S. interest rates pressured the euro.

The euro’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of German equities measured in euros.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	100.0%
Short-term Investments	0.0 (a)
Forward foreign currency exchange contracts, net cumulative appreciation	0.4
Other assets less liabilities	(0.4)

(a)	Rounds to less than 0.1%.

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Consumer Discretionary	20.9%
Industrials	16.5
Information Technology	14.1
Financials	13.1
Health Care	11.2
Materials	8.1
Communication Services	5.3
Real Estate	4.8
Utilities	3.6
Consumer Staples	2.4

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® Currency Hedged MSCI Japan ETF

Investment Objective

The iShares Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar, as represented by the MSCI Japan 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	24.08%	11.22%	8.87%	24.08%	70.15%	90.49%
Fund Market	24.10	11.22	8.86	24.10	70.16	90.34
Index	24.60	11.90	9.11	24.60	75.42	93.70

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,042.50	$0.00		$1,000.00	$1,025.20	$0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2021 (continued)	iShares® Currency Hedged MSCI Japan ETF

Portfolio Management Commentary

Stocks in Japan advanced during the reporting period as the country emerged from its worst recession since World War II, though the pace of economic growth trailed many developed peers. Rising exports and government stimulus programs supported Japan’s recovery, but a surge in COVID-19 cases, a slow vaccine rollout, and renewed restrictions weighed on domestic household spending. Nevertheless, demand for Japanese exports continued to bolster the economy, and manufacturers’ confidence rose amid the global recovery.

The information technology sector was the largest contributor to the Index’s return in U.S. dollar terms. The electronic equipment and instruments industry benefited from the ongoing adoption of robotics and automated systems in both the manufacturing and service industries. A recovery in demand for sensors and machine vision systems also boosted the industry. Demand for healthcare-related products, semiconductor materials, and office equipment drove strong profits for technology hardware, storage, and peripherals manufacturers. Semiconductor equipment stocks advanced as rising demand for chips amid a global shortage of semiconductors, especially those used in electric vehicles and smartphones, drove earnings growth.

Industrials stocks contributed notably to the Index’s return as overseas demand for capital goods improved. In the machinery industry, rising exports of robots and factory automation equipment boosted profits. Trading companies and distributors benefited from increased demand for commodities and higher prices as economies reopened. The commercial and professional services industry also advanced due to strength in online job advertising.

Consumer discretionary stocks also contributed solidly to the Index’s performance, particularly the automobiles industry. Global demand for cars recovered sharply in 2021, and companies that maintained high production levels despite the global semiconductor shortage logged an increase in sales. In addition, the consumer electronics industry benefited as consumers increased spending on home entertainment during the pandemic.

In terms of currency performance during the reporting period, the Japanese yen depreciated by approximately 4% relative to the U.S. dollar. Weak domestic demand and deflationary pressure weighed on the Japanese yen.

The Japanese yen’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Japanese yen’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Japanese equities measured in Japanese yen.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets

Investment Companies	99.8%
Short-term Investments	0.1
Forward foreign currency exchange contracts, net cumulative appreciation	0.3
Other assets less liabilities	(0.2)

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Industrials	22.2%
Consumer Discretionary	18.9
Information Technology	14.5
Health Care	10.3
Financials	8.9
Communication Services	8.0
Consumer Staples	7.1
Materials	5.0
Real Estate	3.5
Utilities	1.0
Energy	0.6

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments August 31, 2021	iShares® Currency Hedged MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares MSCI Canada ETF(a)	444,225	$16,587,362

Total Investment Companies — 100.1% (Cost: $14,366,194)		16,587,362

Short-Term Investments

Money Market Funds — 2.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	420,000	420,000

Total Short-Term Investments — 2.5% (Cost: $420,000)		420,000

Total Investments in Securities — 102.6% (Cost: $14,786,194)		17,007,362

Other Assets, Less Liabilities — (2.6)%		(437,679)

Net Assets — 100.0%		$16,569,683

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$420,000	(a)	$—	$—	$—	$420,000	420,000	$2	$—
iShares MSCI Canada ETF	11,540,157	7,296,395		(5,306,502)	666,712	2,390,600	16,587,362	444,225	220,567	—

					$666,712	$2,390,600	$17,007,362		$220,569	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	20,581,000	USD	16,286,908	MS	09/02/21	$25,821
USD	14,916,576	CAD	18,631,000	MS	09/02/21	149,439

						175,260

CAD	126,000	USD	101,002	MS	09/02/21	(1,133)
USD	1,641,028	CAD	2,076,000	MS	09/02/21	(4,433)
USD	379,038	CAD	479,000	MS	10/04/21	(604)
CAD	88,000	USD	69,790	MS	10/05/21	(44)
USD	16,285,819	CAD	20,581,000	MS	10/05/21	(26,070)

						(32,284)

	Net unrealized appreciation					$142,976

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Canada ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$175,260

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$32,284

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(763,750)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$448,798

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$12,712,948
Average amounts sold — in USD	$25,363,827

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$175,260	$32,284

Total derivative assets and liabilities in the Statement of Assets and Liabilities	175,260	32,284
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	175,260	32,284

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	(b)	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$175,260	$(32,284)		$—	$(142,976)		$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged		Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$32,284	$(32,284)		$—	$—		$—

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Canada ETF

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$16,587,362	$—	$—	$16,587,362
Money Market Funds	420,000	—	—	420,000

	$17,007,362	$—	$—	$17,007,362

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$175,260	$—	$175,260
Liabilities
Forward Foreign Currency Exchange Contracts	—	(32,284)	—	(32,284)

	$—	$142,976	$—	$142,976

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® Currency Hedged MSCI Eurozone ETF (Percentages shown are based on Net Asset)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.0%
iShares MSCI Eurozone ETF(a)	14,647,260	$744,520,226

Total Investment Companies — 100.0% (Cost: $678,097,972)		744,520,226

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b	1,160,000	1,160,000

Total Short-Term Investments — 0.1% (Cost: $1,160,000)		1,160,000

Total Investments in Securities — 100.1% (Cost: $679,257,972)		745,680,226

Other Assets, Less Liabilities — (0.1)%		(1,010,307)

Net Assets — 100.0%		$744,669,919

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$1,160,000	(a)	$—	$—	$—	$1,160,000	1,160,000	$234	$—
iShares MSCI Eurozone ETF	568,545,846	644,205,860		(615,398,673)	29,374,105	117,793,088	744,520,226	14,647,260	15,265,025	—

					$29,374,105	$117,793,088	$745,680,226		$15,265,259	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	15,998,000	USD	18,877,741	DB	09/03/21	$12,248
EUR	55,513,834	USD	65,532,282	MS	09/03/21	16,893
EUR	557,543,511	USD	658,152,237	SSB	09/03/21	179,466
USD	5,480,851	EUR	4,624,000	JPM	09/03/21	20,962
USD	75,295,902	EUR	63,461,834	MS	09/03/21	361,952
USD	660,973,118	EUR	557,086,511	UBS	09/03/21	3,181,027

						3,772,548

EUR	2,522,000	USD	2,992,154	JPM	09/03/21	(14,248)
USD	5,585,253	EUR	4,767,000	BOA	09/03/21	(43,486)
USD	1,917,398	EUR	1,638,000	JPM	09/03/21	(16,706)
EUR	1,259,000	USD	1,487,860	JPM	10/05/21	(323)
USD	65,465,840	EUR	55,423,834	MS	10/05/21	(18,687)

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Eurozone ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	680,073,165	EUR	575,749,511	SSB	10/05/21	$(188,046)

						(281,496)

Net unrealized appreciation						$3,491,052

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$3,772,548

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$281,496

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$3,987,483

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$8,111,878

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$655,712,437
Average amounts sold — in USD	$1,282,605,099

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$3,772,548	$281,496

Total derivative assets and liabilities in the Statement of Assets and Liabilities	3,772,548	281,496
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	3,772,548	281,496

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Eurozone ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Deutsche Bank Securities Inc.	$12,248	$—	$—	$—	$12,248
JPMorgan Chase Bank N.A	20,962	(20,962)	—	—	—
Morgan Stanley & Co. International PLC	378,845	(18,687)	—	(360,158)	—
State Street Bank and Trust Co.	179,466	(179,466)	—	—	—
UBS AG	3,181,027	—	—	—	3,181,027

	$3,772,548	$(219,115)	$—	$(360,158)	$3,193,275

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)(e)
Bank of America N.A	$43,486	$—	$—	$—	$43,486
JPMorgan Chase Bank N.A	31,277	(20,962)	—	—	10,315
Morgan Stanley & Co. International PLC	18,687	(18,687)	—	—	—
State Street Bank and Trust Co	188,046	(179,466)	—	—	8,580

	$281,496	$(219,115)	$—	$—	$62,381

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$744,520,226	$—	$—	$744,520,226
Money Market Funds	1,160,000	—	—	1,160,000

	$745,680,226	$—	$—	$745,680,226

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$3,772,548	$—	$3,772,548
Liabilities
Forward Foreign Currency Exchange Contracts	—	(281,496)	—	(281,496)

	$—	$3,491,052	$—	$3,491,052

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments August 31, 2021	iShares® Currency Hedged MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.0%
iShares MSCI Germany ETF(a)	1,813,477	$63,381,021

Total Investment Companies — 100.0% (Cost: $63,862,784)		63,381,021

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	30,000	30,000

Total Short-Term Investments — 0.0% (Cost: $30,000)		30,000

Total Investments in Securities — 100.0% (Cost: $63,892,784)		63,411,021

Other Assets, Less Liabilities — (0.0)%		(16,649)

Net Assets — 100.0%		$63,394,372

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$30,000	(a)	$—	$—	$—	$30,000	30,000	$24	$—
iShares MSCI Germany ETF	75,787,255	337,652,888		(360,684,706)	6,145,419	4,480,165	63,381,021	1,813,477	1,871,322	—

					$6,145,419	$4,480,165	$63,411,021		$1,871,346	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	26,000	USD	30,625	CBA	09/03/21	$75
EUR	40,000	USD	46,957	CITI	09/03/21	274
EUR	5,283,400	USD	6,236,911	MS	09/03/21	1,579
EUR	47,550,600	USD	56,131,106	SSB	09/03/21	15,306
EUR	4,270,000	USD	5,015,946	TDB	09/03/21	25,951
EUR	4,304,000	USD	5,078,746	UBS	09/03/21	3,296
USD	1,652,768	EUR	1,396,000	BSCH	09/03/21	4,410
USD	5,441,063	EUR	4,585,800	MS	09/03/21	26,280
USD	59,165,372	EUR	49,863,200	UBS	09/03/21	288,307
USD	15,363	EUR	13,000	JPM	10/05/21	3

						365,481

EUR	4,161,000	USD	4,928,402	JPM	09/03/21	(15,210)

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Germany ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	24,000	USD	28,476	MS	09/03/21	$(138)
EUR	232,000	USD	275,239	RBS	09/03/21	(1,299)
EUR	11,000	USD	13,030	SSB	09/03/21	(42)
USD	8,336,089	EUR	7,101,000	CBA	09/03/21	(48,572)
USD	74,225	EUR	63,000	CITI	09/03/21	(164)
USD	3,369,093	EUR	2,860,000	SSB	09/03/21	(7,915)
USD	38,680	EUR	33,000	UBS	09/03/21	(285)
USD	6,240,692	EUR	5,283,400	MS	10/05/21	(1,766)
USD	57,459,997	EUR	48,645,600	SSB	10/05/21	(15,892)

						(91,283)

	Net unrealized appreciation					$274,198

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$365,481

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$91,283

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$202,748

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$903,840

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$89,729,124
Average amounts sold — in USD	$154,618,401

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Germany ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$365,481	$91,283

Total derivative assets and liabilities in the Statement of Assets and Liabilities	365,481	91,283
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	365,481	91,283

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Banco Santander Central Hispano	$4,410	$—	$—	$—	$4,410
Citibank N.A	274	(164)	—	—	110
Commonwealth Bank of Australia	75	(75)	—	—	—
JPMorgan Chase Bank N.A.	3	(3)	—	—	—
Morgan Stanley & Co. International PLC	27,859	(1,904)	—	—	25,955
State Street Bank and Trust Co	15,306	(15,306)	—	—	—
Toronto Dominion Bank	25,951	—	—	—	25,951
UBS AG	291,603	(285)	—	—	291,318

	$365,481	$(17,737)	$—	$—	$347,744

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(d)
Citibank N.A	$164	$(164)	$—	$—	$—
Commonwealth Bank of Australia	48,572	(75)	—	—	48,497
JPMorgan Chase Bank N.A.	15,210	(3)	—	—	15,207
Morgan Stanley & Co. International PLC	1,904	(1,904)	—	—	—
Royal Bank of Scotland PLC	1,299	—	—	—	1,299
State Street Bank and Trust Co	23,849	(15,306)	—	—	8,543
UBS AG	285	(285)	—	—	—

	$91,283	$(17,737)	$—	$—	$73,546

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Germany ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$63,381,021	$—	$—	$63,381,021
Money Market Funds	30,000	—	—	30,000

	$63,411,021	$—	$—	$63,411,021

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$365,481	$—	$365,481
Liabilities
Forward Foreign Currency Exchange Contracts	—	(91,283)	—	(91,283)

	$—	$274,198	$—	$274,198

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments August 31, 2021	iShares® Currency Hedged MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.8%
iShares MSCI Japan ETF(a)	7,812,678	$534,387,175

Total Investment Companies — 99.8% (Cost: $523,509,523)		534,387,175

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	210,000	210,000

Total Short-Term Investments — 0.1% (Cost: $210,000)		210,000

Total Investments in Securities — 99.9% (Cost: $523,719,523)		534,597,175

Other Assets, Less Liabilities — 0.1%		801,233

Net Assets — 100.0%		$535,398,408

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$210,000	(a)	$—	$—	$—	$210,000	210,000	$95	$—
iShares MSCI Japan ETF	247,444,914	640,437,539		(405,086,210)	31,871,559	19,719,373	534,387,175	7,812,678	5,011,836	—

					$31,871,559	$19,719,373	$534,597,175		$5,011,931	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	4,963,000	USD	44,885	CITI	09/03/21	$228
JPY	634,998,000	USD	5,756,465	UBS	09/03/21	15,498
USD	5,679,821	JPY	622,655,000	JPM	09/03/21	20,052
USD	53,466,238	JPY	5,866,225,600	MS	09/03/21	143,804
USD	485,504,073	JPY	53,272,371,400	UBS	09/03/21	1,272,361
USD	478,652,147	JPY	52,569,982,400	CITI	10/05/21	673,108
USD	49,607,848	JPY	5,448,479,600	MS	10/05/21	68,950
USD	5,122,817	JPY	562,639,000	SSB	10/05/21	7,167

						2,201,168

JPY	52,569,982,400	USD	478,521,003	CITI	09/03/21	(673,820)
JPY	248,106,000	USD	2,260,972	JPM	09/03/21	(5,754)
JPY	6,518,132,600	USD	59,343,772	MS	09/03/21	(95,678)

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Japan ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,946,717	JPY	214,930,000	RBS	09/03/21	$(6,940)
JPY	175,599,000	USD	1,597,171	CBA	10/05/21	(583)

						(782,775)

	Net unrealized appreciation					$1,418,393

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$2,201,168

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$782,775

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$15,043,782

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$882,392

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$404,157,475
Average amounts sold — in USD	$796,005,296

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$2,201,168	$782,775

Total derivative assets and liabilities in the Statement of Assets and Liabilities	2,201,168	782,775
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	2,201,168	782,775

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Japan ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Citibank N.A	$673,336	$(673,336)	$—	$—	$—
JPMorgan Chase Bank N.A	20,052	(5,754)	—	—	14,298
Morgan Stanley & Co. International PLC	212,754	(95,678)	—	—	117,076
State Street Bank and Trust Co.	7,167	—	—	—	7,167
UBS AG	1,287,859	—	—	—	1,287,859

	$2,201,168	$(774,768)	$—	$—	$1,426,400

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(d)
Citibank N.A	$673,820	$(673,336)	$—	$—	$484
Commonwealth Bank of Australia	583	—	—	—	583
JPMorgan Chase Bank N.A	5,754	(5,754)	—	—	—
Morgan Stanley & Co. International PLC	95,678	(95,678)	—	—	—
Royal Bank of Scotland PLC	6,940	—	—	—	6,940

	$782,775	$(774,768)	$—	$—	$8,007

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$534,387,175	$—	$—	$534,387,175
Money Market Funds	210,000	—	—	210,000

	$534,597,175	$—	$—	$534,597,175

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$2,201,168	$—	$2,201,168
Liabilities
Forward Foreign Currency Exchange Contracts	—	(782,775)	—	(782,775)

	$—	$1,418,393	$—	$1,418,393

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2021

	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Japan ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$17,007,362	$745,680,226	$63,411,021	$534,597,175
Cash	7,986	2,395	1,915	8,840
Receivables:
Investments sold	—	1,094,497	—	—
Capital shares sold	5,735	—	—	—
Dividends	—	5	—	1
Unrealized appreciation on:
Forward foreign currency exchange contracts	175,260	3,772,548	365,481	2,201,168

Total assets	17,196,343	750,549,671	63,778,417	536,807,184

LIABILITIES
Cash received:
Collateral — OTC derivatives	420,000	770,000	—	—
Payables:
Investments purchased	174,004	4,809,243	290,536	626,001
Investment advisory fees	372	19,013	2,226	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	32,284	281,496	91,283	782,775

Total liabilities	626,660	5,879,752	384,045	1,408,776

NET ASSETS	$16,569,683	$744,669,919	$63,394,372	$535,398,408

NET ASSETS CONSIST OF:
Paid-in capital	$14,607,092	$714,351,006	$107,503,101	$577,403,323
Accumulated earnings (loss)	1,962,591	30,318,913	(44,108,729)	(42,004,915)

NET ASSETS	$16,569,683	$744,669,919	$63,394,372	$535,398,408

Shares outstanding	510,000	19,950,000	1,900,000	13,850,000

Net asset value	$32.49	$37.33	$33.37	$38.66

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Affiliated	$14,786,194	$679,257,972	$63,892,784	$523,719,523

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Operations

Year Ended August 31, 2021

	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Japan ETF

INVESTMENT INCOME
Dividends — Affiliated	$220,569	$15,265,259	$1,871,346	$5,011,931

Total investment income	220,569	15,265,259	1,871,346	5,011,931

EXPENSES
Investment advisory fees	73,175	3,711,138	352,909	1,923,040
Miscellaneous	173	173	173	173

Total expenses	73,348	3,711,311	353,082	1,923,213

Less:
Investment advisory fees waived	(69,635)	(3,531,566)	(331,772)	(1,913,542)

Total expenses after fees waived	3,713	179,745	21,310	9,671

Net investment income	216,856	15,085,514	1,850,036	5,002,260

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	67,049	(1,758,231)	(449,499)	(768,889)
In-kind redemptions — Affiliated	599,663	31,132,336	6,594,918	32,640,448
Forward foreign currency exchange contracts	(763,750)	3,987,483	202,748	15,043,782

Net realized gain (loss)	(97,038)	33,361,588	6,348,167	46,915,341

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	2,390,600	117,793,088	4,480,165	19,719,373
Forward foreign currency exchange contracts	448,798	8,111,878	903,840	882,392

Net change in unrealized appreciation (depreciation)	2,839,398	125,904,966	5,384,005	20,601,765

Net realized and unrealized gain	2,742,360	159,266,554	11,732,172	67,517,106

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,959,216	$174,352,068	$13,582,208	$72,519,366

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Canada ETF		iShares Currency Hedged MSCI Eurozone ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$216,856	$989,114	$15,085,514	$8,794,540
Net realized gain (loss)	(97,038)	(328,024)	33,361,588	(108,399,386)
Net change in unrealized appreciation (depreciation)	2,839,398	(1,262,236)	125,904,966	44,690,383

Net increase (decrease) in net assets resulting from operations	2,959,216	(601,146)	174,352,068	(54,914,463)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(217,525)	(1,511,241)	(15,122,753)	(33,868,861)
Return of capital	—	—	—	(28,592)

Decrease in net assets resulting from distributions to shareholders	(217,525)	(1,511,241)	(15,122,753)	(33,897,453)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,272,139	(24,621,385)	15,471,012	(210,205,834)

NET ASSETS
Total increase (decrease) in net assets	5,013,830	(26,733,772)	174,700,327	(299,017,750)
Beginning of year	11,555,853	38,289,625	569,969,592	868,987,342

End of year	$16,569,683	$11,555,853	$744,669,919	$569,969,592

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets  (continued)

	iShares Currency Hedged MSCI Germany ETF		iShares Currency Hedged MSCI Japan ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,850,036	$966,557	$5,002,260	$6,964,612
Net realized gain (loss)	6,348,167	(18,127,119)	46,915,341	(23,725,922)
Net change in unrealized appreciation (depreciation)	5,384,005	23,875,659	20,601,765	36,205,304

Net increase in net assets resulting from operations	13,582,208	6,715,097	72,519,366	19,443,994

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(1,854,347)	(966,557)	(5,002,254)	(6,967,089)
Return of capital	—	(1,677)	—	—

Decrease in net assets resulting from distributions to shareholders	(1,854,347)	(968,234)	(5,002,254)	(6,967,089)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(24,290,125)	(84,409,886)	220,624,947	(94,358,704)

NET ASSETS
Total increase (decrease) in net assets	(12,562,264)	(78,663,023)	288,142,059	(81,881,799)
Beginning of year	75,956,636	154,619,659	247,256,349	329,138,148

End of year	$63,394,372	$75,956,636	$535,398,408	$247,256,349

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Canada ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$25.68	$26.41	$26.79	$24.70	$23.54

Net investment income(a)	0.53	0.71	0.59	0.56	0.24
Net realized and unrealized gain(b)	6.80	0.30	0.30	2.10	1.38

Net increase from investment operations	7.33	1.01	0.89	2.66	1.62

Distributions(c)
From net investment income	(0.52)	(1.37)	(0.64)	(0.57)	(0.46)
From net realized gain	—	(0.37)	(0.63)	—	—

Total distributions	(0.52)	(1.74)	(1.27)	(0.57)	(0.46)

Net asset value, end of year	$32.49	$25.68	$26.41	$26.79	$24.70

Total Return(d)
Based on net asset value	28.81%	4.08%	3.84%	10.82%	6.86%

Ratios to Average Net Assets
Total expenses(e)	0.62%	0.62%	0.62%	0.62%	0.62%

Total expenses after fees waived(e)	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	1.84%	2.75%	2.31%	2.12%	0.98%

Supplemental Data
Net assets, end of year (000)	$16,570	$11,556	$38,290	$5,357	$2,470

Portfolio turnover rate(f)(g)	10%	15%	12%	10%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Eurozone ETF

	Year Ended 08/31/21	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$28.36	$29.86		$29.76		$28.83	$24.73

Net investment income(a)	0.83	0.35		0.76		0.79	0.64
Net realized and unrealized gain (loss)(b)	9.00	(0.64)		0.24		1.03	4.07

Net increase (decrease) from investment operations	9.83	(0.29)		1.00		1.82	4.71

Distributions(c)
From net investment income	(0.86)	(0.38)		(0.90)		(0.89)	(0.61)
From net realized gain	—	(0.83)		(0.00	)(d)	—	—
Return of capital	—	(0.00	)(d)	—		—	(0.00	)(d)

Total distributions	(0.86)	(1.21)		(0.90)		(0.89)	(0.61)

Net asset value, end of year	$37.33	$28.36		$29.86		$29.76	$28.83

Total Return(e)
Based on net asset value	35.04%	(1.21)%		3.41%		6.36%	19.13%

Ratios to Average Net Assets
Total expenses(f)	0.62%	0.62%		0.62%		0.62%	0.62%

Total expenses after fees waived(f)	0.03%	0.03%		0.03%		0.03%	0.03%

Net investment income	2.52%	1.18%		2.63%		2.61%	2.32%

Supplemental Data
Net assets, end of year (000)	$744,670	$569,970		$868,987		$1,660,448	$1,791,673

Portfolio turnover rate(g)(h)	14%	10%		5%		11%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(g)	Portfolio turnover rate excludes in-kind transactions.
(h)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Germany ETF

	Year Ended 08/31/21	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$28.13	$26.21		$27.64		$26.82	$24.03

Net investment income(a)	0.85	0.21		0.55		0.53	0.74
Net realized and unrealized gain (loss)(b)	5.31	2.06		(1.25)		1.02	2.62

Net increase (decrease) from investment operations	6.16	2.27		(0.70)		1.55	3.36

Distributions(c)
From net investment income	(0.92)	(0.35)		(0.73)		(0.73)	(0.57)
Return of capital	—	(0.00	)(d)	(0.00	)(d)	—	—

Total distributions	(0.92)	(0.35)		(0.73)		(0.73)	(0.57)

Net asset value, end of year	$33.37	$28.13		$26.21		$27.64	$26.82

Total Return(e)
Based on net asset value	22.12%	8.71%		(2.65)%		5.83%	13.88%

Ratios to Average Net Assets
Total expenses(f)	0.53%	0.53%		0.53%		0.53%	0.53%

Total expenses after fees waived(f)	0.03%	0.02%		0.04%		0.06%	0.05%

Net investment income	2.78%	0.77%		2.09%		1.87%	2.75%

Supplemental Data
Net assets, end of year (000)	$63,394	$75,957		$154,620		$330,346	$791,051

Portfolio turnover rate(g)(h)	16%	12%		5%		11%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(g)	Portfolio turnover rate excludes in-kind transactions.
(h)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Japan ETF

	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$31.50		$29.13		$32.36		$29.56	$24.73

Net investment income(a)	0.51		0.72		0.45		0.46	0.52
Net realized and unrealized gain (loss)(b)	7.06		2.35		(3.04)		2.81	4.78

Net increase (decrease) from investment operations	7.57		3.07		(2.59)		3.27	5.30

Distributions(c)
From net investment income	(0.41)		(0.70)		(0.64)		(0.47)	(0.47)

Total distributions	(0.41)		(0.70)		(0.64)		(0.47)	(0.47)

Net asset value, end of year	$38.66		$31.50		$29.13		$32.36	$29.56

Total Return(d)
Based on net asset value	24.08%		10.52%		(8.06)%		11.07%	21.50%

Ratios to Average Net Assets
Total expenses(e)	0.53%		0.53%		0.53%		0.53%	0.53%

Total expenses after fees waived(e)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.01%	0.00	%(f)

Net investment income	1.38%		2.31%		1.47%		1.41%	1.84%

Supplemental Data
Net assets, end of year (000)	$535,398		$247,256		$329,138		$1,004,834	$1,198,726

Portfolio turnover rate(g)(h)	7%		9%		9%		9%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(f)	Rounds to less than 0.01%.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Canada	Diversified
Currency Hedged MSCI Eurozone	Diversified
Currency Hedged MSCI Germany	Diversified
Currency Hedged MSCI Japan	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Currency Hedged MSCI Canada	0.62%
Currency Hedged MSCI Eurozone	0.62
Currency Hedged MSCI Germany	0.53
Currency Hedged MSCI Japan	0.53

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Currency Hedged MSCI Canada ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Canada ETF (“EWC”), after taking into account any fee waivers by EWC, plus 0.03%.

For the iShares Currency Hedged MSCI Eurozone ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (“EZU”), after taking into account any fee waivers by EZU, plus 0.03%.

For the iShares Currency Hedged MSCI Germany ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

For the iShares Currency Hedged MSCI Japan ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. BFA has also contractually agreed to waive an additional portion of its investment advisory fee for the Fund through December 31, 2025 such that the Fund’s total annual operating expenses after fee waiver will be equal to the greater of the acquired fund fees and expenses or 0.48%.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
Currency Hedged MSCI Canada	$69,635
Currency Hedged MSCI Eurozone	3,531,566
Currency Hedged MSCI Germany	331,772
Currency Hedged MSCI Japan	1,913,542

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

6.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Canada	$1,254,975	$1,471,791
Currency Hedged MSCI Eurozone	93,544,398	84,213,555
Currency Hedged MSCI Germany	12,279,046	10,365,951
Currency Hedged MSCI Japan	40,495,427	25,217,092

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Canada	$6,041,420	$3,834,711
Currency Hedged MSCI Eurozone	550,661,462	531,185,118
Currency Hedged MSCI Germany	325,373,842	350,318,755
Currency Hedged MSCI Japan	599,942,113	379,869,118

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions and distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged MSCI Canada	$582,909	$(582,909)
Currency Hedged MSCI Eurozone	28,686,839	(28,686,839)
Currency Hedged MSCI Germany	5,966,456	(5,966,456)
Currency Hedged MSCI Japan	32,434,592	(32,434,592)

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20
Currency Hedged MSCI Canada
Ordinary income	$217,525	$1,199,794
Long-term capital gains	—	311,447

	$217,525	$1,511,241

Currency Hedged MSCI Eurozone
Ordinary income	$15,122,753	$16,858,976
Long-term capital gains	—	17,009,885
Return of capital	—	28,592

	$15,122,753	$33,897,453

Currency Hedged MSCI Germany
Ordinary income	$1,854,347	$966,557
Return of capital	—	1,677

	$1,854,347	$968,234

Currency Hedged MSCI Japan
Ordinary income	$5,002,254	$6,967,089

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Currency Hedged MSCI Canada	$—	$(258,109)	$2,220,700		$1,962,591
Currency Hedged MSCI Eurozone	—	(35,252,249)	65,571,162		30,318,913
Currency Hedged MSCI Germany	—	(43,562,482)	(546,247)		(44,108,729)
Currency Hedged MSCI Japan	6	(52,181,274)	10,176,353		(42,004,915)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts.

For the year ended August 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Currency Hedged MSCI Eurozone	$12,077,578
Currency Hedged MSCI Germany	1,024,564
Currency Hedged MSCI Japan	15,883,648

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Canada	$14,786,662	$2,253,452	$(32,752)	$2,220,700
Currency Hedged MSCI Eurozone	680,109,064	66,134,154	(562,992)	65,571,162
Currency Hedged MSCI Germany	63,957,268	365,481	(911,728)	(546,247)
Currency Hedged MSCI Japan	524,420,822	11,660,427	(1,484,074)	10,176,353

8.	LINE OF CREDIT

Effective August 13, 2021, the iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF and iShares Currency Hedged MSCI Japan ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2021, the Funds did not borrow under the Syndicated Credit Agreement.

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Canada
Shares sold	190,000	$6,100,407	350,000	$9,479,812
Shares redeemed	(130,000)	(3,828,268)	(1,350,000)	(34,101,197)

Net increase (decrease)	60,000	$2,272,139	(1,000,000)	$(24,621,385)

Currency Hedged MSCI Eurozone
Shares sold	16,600,000	$546,988,458	19,500,000	$558,814,358
Shares redeemed	(16,750,000)	(531,517,446)	(28,500,000)	(769,020,192)

Net increase (decrease)	(150,000)	$15,471,012	(9,000,000)	$(210,205,834)

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Germany
Shares sold	10,850,000	$325,501,335	6,550,000	$173,708,899
Shares redeemed	(11,650,000)	(349,791,460)	(9,750,000)	(258,118,785)

Net decrease	(800,000)	$(24,290,125)	(3,200,000)	$(84,409,886)

Currency Hedged MSCI Japan
Shares sold	16,600,000	$599,727,410	16,550,000	$516,879,826
Shares redeemed	(10,600,000)	(379,102,463)	(20,000,000)	(611,238,530)

Net increase (decrease)	6,000,000	$220,624,947	(3,450,000)	$(94,358,704)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF and iShares Currency Hedged MSCI Japan ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF and iShares Currency Hedged MSCI Japan ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Canada	$191,190
Currency Hedged MSCI Eurozone	11,923,601
Currency Hedged MSCI Germany	1,827,104
Currency Hedged MSCI Japan	5,007,633

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Canada	$265,195	$45,137
Currency Hedged MSCI Eurozone	15,205,602	—
Currency Hedged MSCI Germany	2,089,514	215,463
Currency Hedged MSCI Japan	5,900,372	888,506

I M P O R T A N T T A X I N F O R M A T I O N	43

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Japan ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	45

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Canada(a)	$0.476460	$—	$0.042554	$0.519014	92%	—%	8%	100%
Currency Hedged MSCI Eurozone	0.859440	—	—	0.859440	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	49

Glossary of Terms Used in this Report

Counterparty Abbreviations

BOA	Bank of America N.A.

BSCH	Banco Santander Central Hispano

CBA	Commonwealth Bank of Australia

CITI	Citibank N.A.

DB	Deutsche Bank AG London

JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

Counterparty Abbreviations (continued)

MS	Morgan Stanley & Co. International PLC

RBS	Royal Bank of Scotland PLC

SSB	State Street Bank and Trust Co.

TDB	Toronto Dominion Bank

UBS	UBS AG

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-801-0821

AUGUST 31, 2021

2021 Annual Report

iShares Trust

•	iShares Currency Hedged MSCI United Kingdom ETF | HEWU | NYSE Arca

•	iShares MSCI United Kingdom ETF | EWU | NYSE Arca

•	iShares MSCI United Kingdom Small-Cap ETF | EWUS | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of August 31, 2021	iShares® Currency Hedged MSCI United Kingdom ETF

Investment Objective

The iShares Currency Hedged MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization United Kingdom equities while mitigating exposure to fluctuations between the value of the British pound and the U.S. dollar, as represented by the MSCI United Kingdom 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI United Kingdom ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	24.59%	4.92%	5.21%	24.59%	27.12%	36.86%
Fund Market	24.45	4.91	5.22	24.45	27.06	36.91
Index	24.63	5.73	5.77	24.63	32.13	41.35

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio (a)

$1,000.00	$1,120.10	$0.00		$1,000.00	$1,025.20	$0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.

(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® Currency Hedged MSCI United Kingdom ETF

Portfolio Management Commentary

Stocks in the U.K. advanced strongly for the reporting period, recovering amid an easing of coronavirus pandemic-related restrictions, which had weighed on the U.K.’s economy. A post-Brexit trade agreement between the U.K. and the E.U. also contributed to an improved environment for the economy and markets. Economic growth returned to pre-pandemic levels in the second quarter of 2021, ending five sequential quarters of contraction.

The financials sector contributed the most to the Index’s return in U.S. dollar terms, as economic recoveries in the U.K. and other key geographical regions drove profit growth for U.K. banks. Lower-than-expected losses on loans during the pandemic, as well as a strong housing market and a subsequent increase in mortgage lending, contributed to a supportive environment for banks. The reinstatement of dividend payments, which had been reduced or suspended amid pandemic-related uncertainty, also helped the industry.

The materials sector contributed meaningfully to the Index’s performance. Global economic expansion and robust demand for raw materials drove commodities prices higher. Metals and mining companies were particularly strong, benefiting from rising prices for copper, iron ore, and platinum. Strong profit growth and a subsequent increase in dividend payments by some metals and mining companies also supported the industry’s contribution.

The industrials sector also contributed, as the reopening of economies in Europe, the U.S., and China led to a rapid acceleration in industrial output. Trading companies and distributors advanced, as an increase in construction activity led to strong demand in the industrial equipment rental industry. The energy sector was another contributor to the Index’s return. Rising global demand for oil and supply constraints set by oil-producing nations drove the price of the commodity higher, benefiting integrated oil and gas producers.

In terms of currency performance during the reporting period, the British pound appreciated by approximately 3% relative to the U.S. dollar. Solid economic growth and resolution of trade negotiations with the E.U. supported the British pound.

The British pound’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the British pound’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of British equities measured in British pounds.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	99.8%
Forward foreign currency exchange contracts, net cumulative appreciation	1.1
Other assets less liabilities	(0.9)

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Consumer Staples	19.7%
Financials	17.8
Health Care	12.3
Materials	12.1
Industrials	11.5
Energy	9.5
Consumer Discretionary	6.3
Communication Services	4.5
Utilities	3.6
Real Estate	1.4
Information Technology	1.3

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI United Kingdom ETF

Investment Objective

The iShares MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of U.K. equities, as represented by the MSCI United Kingdom Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	26.46%	4.89%	4.09%	26.46%	26.94%	49.35%
Fund Market	27.45	4.72	4.10	27.45	25.94	49.40
Index	27.24	5.46	4.65	27.24	30.44	57.55

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,104.10	$2.60		$1,000.00	$1,022.70	$2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI United Kingdom ETF

Portfolio Management Commentary

Stocks in the U.K. advanced strongly for the reporting period, recovering amid an easing of coronavirus pandemic-related restrictions, which had weighed on the U.K.’s economy. A post-Brexit trade agreement between the U.K. and the E.U. also contributed to an improved environment for the economy and markets. Economic growth returned to pre-pandemic levels in the second quarter of 2021, ending five sequential quarters of contraction.

The financials sector contributed the most to the Index’s return, as economic recoveries in the U.K. and other key geographical regions drove profit growth for U.K. banks. Lower-than-expected losses on loans during the pandemic, as well as a strong housing market and a subsequent increase in mortgage lending, contributed to a supportive environment for banks. The reinstatement of dividend payments, which had been reduced or suspended amid pandemic-related uncertainty, also helped the industry.

The materials sector contributed meaningfully to the Index’s performance. Global economic expansion and robust demand for raw materials drove commodities prices higher. Metals and mining companies were particularly strong, benefiting from rising prices for copper, iron ore, and platinum. Strong profit growth and a subsequent increase in dividend payments by some metals and mining companies also supported the industry’s contribution.

The industrials sector also contributed, as the reopening of economies in Europe, the U.S., and China led to a rapid acceleration in industrial output. Trading companies and distributors advanced, as an increase in construction activity led to strong demand in the industrial equipment rental industry. The energy sector was another contributor to the Index’s return. Rising global demand for oil and supply constraints set by oil-producing nations drove the price of the commodity higher, benefiting integrated oil and gas producers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	19.7%
Financials	17.8
Health Care	12.3
Materials	12.1
Industrials	11.5
Energy	9.5
Consumer Discretionary	6.3
Communication Services	4.5
Utilities	3.6
Real Estate	1.4
Information Technology	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
AstraZeneca PLC	7.3%
Unilever PLC	5.9
Diageo PLC	4.5
HSBC Holdings PLC	4.4
GlaxoSmithKline PLC	4.1
Rio Tinto PLC	3.4
BP PLC	3.3
British American Tobacco PLC	3.3
Royal Dutch Shell PLC, Class A	3.3
Royal Dutch Shell PLC, Class B	2.9

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI United Kingdom Small-Cap ETF

Investment Objective

The iShares MSCI United Kingdom Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.K. equities, as represented by the MSCI United Kingdom Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	42.88%	9.78%	10.22%	42.88%	59.41%	154.47%
Fund Market	43.78	9.61	10.20	43.78	58.24	154.08
Index	43.77	10.46	10.89	43.77	64.43	169.85

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,138.70	$3.18		$1,000.00	$1,022.20	$3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI United Kingdom Small-Cap ETF

Portfolio Management Commentary

Small-capitalization stocks in the U.K. advanced strongly for the reporting period, recovering following an easing of pandemic-related restrictions that led to a record 9.9% contraction in the U.K.’s economy in 2020. A post-Brexit trade agreement between the U.K. and the E.U. also contributed to an improved environment for the economy and markets. Economic growth rebounded in the second quarter of 2021, ending five sequential quarters of contraction.

The industrials sector contributed the most to the Index’s return, as the lifting of social distancing mandates and reopening of economies in Europe, the U.S., and China led to a rapid acceleration in industrial output. Trading companies and distributors were particularly strong. Despite significant cost inflation stemming from Brexit- and pandemic-related business disruptions, trading companies and distributors that were able to pass price increases along to customers and expand market share posted revenue increases.

The consumer discretionary sector also contributed significantly to the Index’s return, as rising COVID-19 vaccination rates and greater consumer confidence led to a surge in household spending. Specialty retail companies benefited from an increase in interests and activities during the pandemic, such as pet ownership and exercise, and from store reopenings.

In the financials sector, the capital markets industry was another contributor to the Index’s return. Asset management and custody bank stocks led the advance, as low interest rates, ongoing fiscal and monetary stimulus, and improving COVID-19 vaccination numbers bolstered investor sentiment. Rising markets and increases in assets under management led to strong profit growth for some asset management companies.

The real estate sector also bolstered the Index’s performance. Rising business confidence and an improving economy in London contributed to higher property and leasing activity, benefiting office real estate investment trusts.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	21.9%
Consumer Discretionary	18.3
Financials	14.2
Real Estate	11.1
Information Technology	8.4
Health Care	6.7
Communication Services	6.4
Materials	5.8
Consumer Staples	3.5
Utilities	2.2
Energy	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Meggitt PLC	1.5%
Intermediate Capital Group PLC	1.5
DS Smith PLC	1.4
Rightmove PLC	1.4
Dechra Pharmaceuticals PLC	1.3
Howden Joinery Group PLC	1.3
B&M European Value Retail SA	1.2
Electrocomponents PLC	1.2
IMI PLC	1.2
Spectris PLC	1.1

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments August 31, 2021	iShares® Currency Hedged MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.8%
iShares MSCI United Kingdom ETF(a)	250,021	$8,253,193

Total Investment Companies — 99.8% (Cost: $8,315,704)		8,253,193

Total Investments in Securities — 99.8% (Cost: $8,315,704)		8,253,193

Other Assets, Less Liabilities — 0.2%		12,990

Net Assets — 100.0%		$ 8,266,183

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$—	$—	$—	$—	$—	$—	—	$23	$—
iShares MSCI United Kingdom ETF	10,400,203	2,501,747	(6,668,574)	(687,283)	2,707,100	8,253,193	250,021	243,887	—

				$(687,283)	$2,707,100	$8,253,193		$243,910	$—

(a)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,225,879	GBP	5,916,000	MS	09/03/21	$92,249
USD	8,322,895	GBP	6,047,000	MS	10/05/21	8,439

						100,688

GBP	5,916,000	USD	8,142,744	MS	09/03/21	(9,113)
GBP	18,000	USD	24,762	MS	10/05/21	(13)

						(9,126)

	Net unrealized appreciation					$91,562

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$100,688

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI United Kingdom ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Foreign Currency Exchange Contracts

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$9,126

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(525,874)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$319,164

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$10,099,092
Average amounts sold — in USD	$18,676,100

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$100,688	$ 9,126

Total derivative assets and liabilities in the Statement of Assets and Liabilities	100,688	9,126
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	100,688	9,126

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received	Received	Assets	(b)

Morgan Stanley & Co. International PLC	$100,688		$(9,126)	$—	$—	$91,562

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Pledged	Pledged	Liabilities

Morgan Stanley & Co. International PLC	$9,126		$(9,126)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI United Kingdom ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$8,253,193	$—	$—	$8,253,193

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$100,688	$—	$100,688
Liabilities
Forward Foreign Currency Exchange Contracts	—	(9,126)	—	(9,126)

	$—	$91,562	$—	$91,562

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
BAE Systems PLC	4,600,277	$35,940,199
Rolls-Royce Holdings PLC(a)	11,921,852	18,801,021

		54,741,220

Banks — 9.0%
Barclays PLC	24,210,771	61,384,213
HSBC Holdings PLC	29,099,622	153,670,866
Lloyds Banking Group PLC	100,957,683	60,438,695
Natwest Group PLC	8,246,761	24,080,238
Standard Chartered PLC	3,777,174	23,554,966

		323,128,978

Beverages — 4.8%
Coca-Cola HBC AG, Class DI	284,896	10,311,784
Diageo PLC	3,331,871	160,171,923

		170,483,707

Capital Markets — 3.5%
3i Group PLC	1,386,520	25,499,606
Abrdn PLC	3,106,357	11,349,714
Hargreaves Lansdown PLC	506,166	10,511,849
London Stock Exchange Group PLC	468,646	51,337,296
Schroders PLC	178,514	9,280,993
St. James’s Place PLC	766,798	16,980,540

		124,959,998

Chemicals — 1.0%
Croda International PLC	198,763	25,020,603
Johnson Matthey PLC	275,497	11,138,009

		36,158,612

Commercial Services & Supplies — 0.6%
Rentokil Initial PLC	2,641,971	21,105,413

Diversified Financial Services — 0.3%
M&G PLC	3,699,199	10,478,543

Diversified Telecommunication Services — 0.8%
BT Group PLC(a)	12,716,803	29,726,851

Electric Utilities — 0.9%
SSE PLC	1,484,841	33,355,800

Electronic Equipment, Instruments & Components — 0.6%
Halma PLC	540,890	22,336,480

Equity Real Estate Investment Trusts (REITs) — 1.4%
British Land Co. PLC (The)	1,263,994	9,234,411
Land Securities Group PLC	1,003,582	9,801,640
Segro PLC	1,709,896	30,220,842

		49,256,893

Food & Staples Retailing — 2.3%
J Sainsbury PLC	2,394,737	10,009,048
Ocado Group PLC(a)	693,453	19,219,206
Tesco PLC	11,015,844	38,672,450
Wm Morrison Supermarkets PLC	3,433,259	13,655,993

		81,556,697

Food Products — 0.4%
Associated British Foods PLC	507,555	13,838,979

Health Care Equipment & Supplies — 0.7%
Smith & Nephew PLC	1,249,669	23,929,947

Security	Shares	Value

Health Care Providers & Services — 0.0%
NMC Health PLC(b)	122,262	$2

Hotels, Restaurants & Leisure — 2.9%
Compass Group PLC(a)	2,541,677	52,510,923
Entain PLC(a)	833,786	22,158,552
InterContinental Hotels Group PLC(a)	260,232	16,627,283
Whitbread PLC(a)	287,262	12,685,304

		103,982,062

Household Durables — 1.6%
Barratt Developments PLC	1,450,844	14,757,408
Berkeley Group Holdings PLC	173,208	11,505,273
Persimmon PLC	454,585	18,397,711
Taylor Wimpey PLC	5,186,019	13,054,693

		57,715,085

Household Products — 2.2%
Reckitt Benckiser Group PLC	1,015,507	77,525,022

Industrial Conglomerates — 1.0%
DCC PLC	140,299	11,925,996
Melrose Industries PLC	6,258,432	14,451,211
Smiths Group PLC	564,707	11,207,733

		37,584,940

Insurance — 4.7%
Admiral Group PLC	274,638	13,645,705
Aviva PLC	5,597,426	31,111,129
Direct Line Insurance Group PLC	1,924,545	8,176,019
Legal & General Group PLC	8,502,073	31,582,072
Phoenix Group Holdings PLC	922,676	7,905,864
Prudential PLC	3,722,979	77,566,866

		169,987,655

Interactive Media & Services — 0.3%
Auto Trader Group PLC(c)	1,375,888	11,898,151

Machinery — 0.7%
Spirax-Sarco Engineering PLC	105,058	23,297,186

Media — 1.4%
Informa PLC(a)	2,140,187	15,640,600
Pearson PLC	1,072,878	11,314,145
WPP PLC	1,715,638	23,262,074

		50,216,819

Metals & Mining — 10.4%
Anglo American PLC	1,844,953	77,922,514
Antofagasta PLC	560,730	11,232,459
BHP Group PLC	3,009,100	93,570,772
Evraz PLC	732,134	5,955,337
Glencore PLC	14,237,981	64,181,005
Rio Tinto PLC	1,600,379	118,402,795

		371,264,882

Multi-Utilities — 1.8%
National Grid PLC	5,064,199	65,501,445

Multiline Retail — 0.6%
Next PLC	189,392	20,596,564

Oil, Gas & Consumable Fuels — 9.4%
BP PLC	28,840,232	117,330,552
Royal Dutch Shell PLC, Class A	5,843,093	115,806,836
Royal Dutch Shell PLC, Class B	5,280,253	103,902,745

		337,040,133

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2021	iShares® MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products — 0.5%
Mondi PLC	691,774	$19,082,537

Personal Products — 5.8%
Unilever PLC	3,732,679	207,835,170

Pharmaceuticals — 11.5%
AstraZeneca PLC	2,207,014	258,095,767
GlaxoSmithKline PLC	7,172,820	144,285,609
Hikma Pharmaceuticals PLC	246,291	8,596,719

		410,978,095

Professional Services — 4.4%
Experian PLC	1,315,359	58,020,625
Intertek Group PLC	229,937	16,672,022
RELX PLC	2,756,571	82,727,919

		157,420,566

Software — 0.7%
AVEVA Group PLC	171,633	9,766,107
Sage Group PLC (The)	1,530,788	15,633,210

		25,399,317

Specialty Retail — 0.7%
JD Sports Fashion PLC	734,894	10,204,918
Kingfisher PLC	3,007,287	14,480,149

		24,685,067

Textiles, Apparel & Luxury Goods — 0.4%
Burberry Group PLC	576,729	14,767,553

Tobacco — 4.1%
British American Tobacco PLC	3,108,010	116,591,888
Imperial Brands PLC	1,348,407	28,595,387

		145,187,275

Trading Companies & Distributors — 3.2%
Ashtead Group PLC	639,438	49,986,711
Bunzl PLC	480,142	17,397,144

Security	Shares	Value

Trading Companies & Distributors (continued)
Ferguson PLC	318,157	$45,985,842

		113,369,697

Water Utilities — 0.8%
Severn Trent PLC	355,889	13,521,558
United Utilities Group PLC	971,528	14,128,432

		27,649,990

Wireless Telecommunication Services — 1.9%
Vodafone Group PLC	39,837,379	66,909,689

Total Common Stocks — 98.8% (Cost: $3,713,501,430)		3,534,953,020

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	1,420,000	1,420,000

Total Short-Term Investments — 0.0% (Cost: $1,420,000)		1,420,000

Total Investments in Securities — 98.8% (Cost: $3,714,921,430)		3,536,373,020

Other Assets, Less Liabilities — 1.2%		42,808,442

Net Assets — 100.0%		$3,579,181,462

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$1,317,900	$—		$(1,315,614	)(b)	$(2,606)	$320	$—	—	$1,680	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	800,000	620,000	(b)	—		—	—	1,420,000	1,420,000	566		—

						$(2,606)	$320	$1,420,000		$2,246		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI United Kingdom ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE 100 Index	446	09/17/21	$43,522	$91,300

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$91,300

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,891,806

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$682,251

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$30,018,240

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,176,019	$3,526,776,999	$2	$3,534,953,020
Money Market Funds	1,420,000	—	—	1,420,000

	$9,596,019	$3,526,776,999	$2	$3,536,373,020

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$91,300	$—	$ 91,300

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments August 31, 2021	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.3%
Avon Protection PLC	6,769	$174,866
Babcock International Group PLC(a)	56,506	282,174
Chemring Group PLC	63,101	288,458
Meggitt PLC(a)	173,411	1,979,284
QinetiQ Group PLC	127,965	607,947
Senior PLC(a)	94,196	230,002
Ultra Electronics Holdings PLC	15,706	692,482

		4,255,213

Air Freight & Logistics — 0.9%
Royal Mail PLC	177,957	1,212,020

Airlines — 0.8%
easyJet PLC(a)	40,347	441,743
JET2 PLC(a)	35,632	565,329

		1,007,072

Auto Components — 0.2%
AB Dynamics PLC	3,417	84,562
TI Fluid Systems PLC(b)	52,578	220,836

		305,398

Automobiles — 0.3%
Aston Martin Lagonda Global Holdings PLC(a)(b)	15,284	421,325

Banks — 1.5%
Bank of Georgia Group PLC(a)	8,839	202,943
Close Brothers Group PLC	33,350	707,485
TBC Bank Group PLC	9,286	181,289
Virgin Money UK PLC(a)	286,502	837,135

		1,928,852

Beverages — 1.5%
AG Barr PLC(a)	19,556	149,758
Britvic PLC	59,078	791,928
C&C Group PLC(a)	85,979	291,738
Fevertree Drinks PLC	23,349	713,293

		1,946,717

Biotechnology — 2.0%
Abcam PLC(a)	47,815	1,015,002
Avacta Group PLC(a)(c)	55,094	98,470
Genus PLC	14,469	1,180,694
Oxford Biomedica PLC(a)	12,907	262,984
Silence Therapeutics PLC(a)	8,777	69,868

		2,627,018

Building Products — 0.5%
Genuit Group PLC	54,633	595,842

Capital Markets — 8.5%
AJ Bell PLC	68,507	405,380
Alpha FX Group PLC	6,355	156,395
Ashmore Group PLC	103,428	568,409
Brewin Dolphin Holdings PLC	67,481	369,394
CMC Markets PLC(b)	28,545	165,418
Draper Esprit PLC(a)	30,568	456,407
IG Group Holdings PLC	82,133	1,057,652
IntegraFin Holdings PLC	62,288	496,469
Intermediate Capital Group PLC	64,495	1,950,295
Investec PLC	154,085	648,030
IP Group PLC	223,714	390,654
Jupiter Fund Management PLC	98,085	359,831
Liontrust Asset Management PLC	13,501	436,570

Security	Shares	Value

Capital Markets (continued)
Man Group PLC	320,609	$954,750
Ninety One PLC	76,620	269,884
Numis Corp. PLC	15,368	79,233
Polar Capital Holdings PLC	16,683	201,384
Quilter PLC(b)	388,704	807,921
Rathbone Brothers PLC	12,780	359,347
Sanne Group PLC	35,953	459,699
TP ICAP Group PLC	174,290	487,033

		11,080,155

Chemicals — 1.4%
Elementis PLC(a)	129,919	273,644
Essentra PLC	67,476	269,203
Synthomer PLC	75,852	558,589
Victrex PLC	19,196	700,331

		1,801,767

Commercial Services & Supplies — 2.2%
Biffa PLC(a)(b)	67,927	365,153
Clipper Logistics PLC	16,652	187,273
HomeServe PLC	67,192	865,591
Johnson Service Group PLC(a)	100,194	203,597
Mitie Group PLC(a)	316,229	330,423
Restore PLC(a)	27,276	176,252
Serco Group PLC	266,963	489,256
Smart Metering Systems PLC	22,678	300,876

		2,918,421

Communications Equipment — 0.4%
Spirent Communications PLC	135,162	553,566

Construction & Engineering — 1.3%
Balfour Beatty PLC	147,195	578,651
John Laing Group PLC(b)	109,899	605,643
Keller Group PLC	16,191	222,157
Morgan Sindall Group PLC	8,783	310,335

		1,716,786

Construction Materials — 1.4%
Breedon Group PLC	337,149	481,143
Forterra PLC(b)	51,363	222,795
Ibstock PLC(b)	91,357	300,969
Marshalls PLC	44,311	492,546
Rhi Magnesita NV	6,349	335,191

		1,832,644

Consumer Finance — 0.4%
Arrow Global Group PLC(a)	34,835	145,834
Funding Circle Holdings PLC(a)(b)	39,289	81,025
Provident Financial PLC(a)	56,684	277,875

		504,734

Containers & Packaging — 1.4%
DS Smith PLC	304,783	1,854,621

Distributors — 0.8%
Inchcape PLC	87,206	1,102,436

Diversified Financial Services — 0.7%
Burford Capital Ltd.	41,210	511,618
Plus500 Ltd.	20,426	419,696

		931,314

Diversified Telecommunication Services — 0.4%
Gamma Communications PLC	18,034	570,634

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment — 0.9%
Ceres Power Holdings PLC(a)	21,103	$342,445
ITM Power PLC(a)(c)	85,243	569,039
Luceco PLC(b)	17,543	109,500
Volex PLC	25,702	146,646

		1,167,630

Electronic Equipment, Instruments & Components — 1.7%
Renishaw PLC	8,115	602,810
Spectris PLC	25,629	1,389,046
Strix Group PLC	44,921	231,599

		2,223,455

Energy Equipment & Services — 0.5%
Hunting PLC	31,337	90,476
John Wood Group PLC(a)	152,254	523,121
Petrofac Ltd.(a)(c)	64,156	92,880

		706,477

Entertainment — 0.6%
Cineworld Group PLC(a)(c)	216,596	197,375
Frontier Developments PLC(a)	4,714	182,765
Sumo Group PLC(a)	24,289	164,297
Team17 Group PLC(a)	23,535	259,011

		803,448

Equity Real Estate Investment Trusts (REITs) — 8.9%
Assura PLC	594,760	645,601
Big Yellow Group PLC	36,969	775,109
BMO Commercial Property Trust Ltd.	179,047	245,418
Capital & Counties Properties PLC	160,496	383,485
Civitas Social Housing PLC	139,687	202,964
Custodian REIT PLC	90,012	121,154
Derwent London PLC	22,325	1,164,306
Empiric Student Property PLC(a)	131,610	174,973
GCP Student Living PLC	101,314	296,691
Great Portland Estates PLC	50,452	542,142
Hammerson PLC	699,125	350,317
LondonMetric Property PLC	191,201	688,645
LXI REIT PLC	156,335	321,089
Picton Property Income Ltd. (The)	123,244	167,748
Primary Health Properties PLC	293,884	681,174
Regional REIT Ltd.(b)	88,927	109,057
Safestore Holdings PLC	46,868	744,241
Secure Income REIT PLC	61,226	339,715
Shaftesbury PLC	42,655	377,669
Tritax Big Box REIT PLC	380,722	1,241,021
UK Commercial Property REIT Ltd.	176,003	192,522
UNITE Group PLC (The)	74,908	1,259,019
Warehouse REIT PLC	90,901	200,460
Workspace Group PLC	30,120	385,325

		11,609,845

Food & Staples Retailing — 0.1%
Naked Wines PLC(a)	12,771	147,489

Food Products — 1.7%
Bakkavor Group PLC(b)	32,519	51,773
Cranswick PLC	11,703	639,063
Greencore Group PLC(a)	118,327	231,262
Hotel Chocolat Group PLC(a)	11,107	57,264
Premier Foods PLC	133,935	222,810
Tate & Lyle PLC	103,846	1,008,565

		2,210,737

Security	Shares	Value

Health Care Equipment & Supplies — 1.0%
Advanced Medical Solutions Group PLC	43,487	$159,255
ConvaTec Group PLC(b)	357,247	1,107,077

		1,266,332

Health Care Providers & Services — 0.8%
CVS Group PLC(a)	14,852	507,827
Mediclinic International PLC(a)	90,053	388,076
Spire Healthcare Group PLC(a)(b)	62,992	203,718

		1,099,621

Health Care Technology — 0.5%
Craneware PLC	5,942	196,065
EMIS Group PLC	12,764	242,521
Renalytix PLC(a)	10,218	146,848

		585,434

Hotels, Restaurants & Leisure — 5.2%
888 Holdings PLC	81,692	457,493
Carnival PLC(a)	35,024	758,903
Domino’s Pizza Group PLC	93,158	526,914
Gamesys Group PLC	16,984	430,816
Greggs PLC(a)	22,451	936,534
J D Wetherspoon PLC(a)	21,478	328,473
Marston’s PLC(a)	142,932	170,039
Mitchells & Butlers PLC(a)	60,152	243,482
On the Beach Group PLC(a)(b)	34,787	168,590
Patisserie Holdings PLC(d)	6,053	0	(e)
Playtech PLC(a)	67,934	381,815
Rank Group PLC(a)	56,217	137,731
Restaurant Group PLC (The)(a)	170,465	282,643
SSP Group PLC(a)	167,350	628,063
Trainline PLC(a)(b)	106,704	536,636
TUI AG(a)(c)	171,365	745,446
Young & Co’s Brewery PLC, Series A(a)	4,879	107,662

		6,841,240

Household Durables — 3.3%
Bellway PLC	27,293	1,322,725
Countryside Properties PLC(a)(b)	110,873	858,109
Crest Nicholson Holdings PLC(a)	57,169	329,958
IG Design Group PLC	17,121	131,817
Redrow PLC	62,159	607,394
Victoria PLC(a)	14,459	221,650
Vistry Group PLC	49,451	823,640

		4,295,293

Household Products — 0.1%
PZ Cussons PLC	46,774	155,136

Independent Power and Renewable Electricity Producers — 0.5%
ContourGlobal PLC(b)	42,581	113,610
Drax Group PLC	87,675	500,000

		613,610

Insurance — 2.1%
Beazley PLC(a)	135,466	729,151
Hiscox Ltd.	76,889	971,387
Just Group PLC(a)	231,473	297,051
Lancashire Holdings Ltd.	53,942	463,268
Sabre Insurance Group PLC(b)	54,550	165,723
Saga PLC(a)	22,927	112,605

		2,739,185

Interactive Media & Services — 1.4%
Rightmove PLC	191,772	1,850,170

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2021	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 2.2%
AO World PLC(a)	69,910	$222,220
ASOS PLC(a)	15,535	828,788
Auction Technology Group PLC(a)	14,450	322,236
boohoo Group PLC(a)	224,237	873,476
Moneysupermarket.com Group PLC	119,372	416,533
Moonpig Group PLC(a)	33,592	178,732

		2,841,985

IT Services — 3.1%
Capita PLC(a)	373,441	251,377
Computacenter PLC	16,519	668,234
Equiniti Group PLC(a)(b)	81,882	201,285
Finablr PLC(a)(b)(d)	61,710	1
iomart Group PLC	20,882	68,903
Kainos Group PLC	17,673	476,721
Keywords Studios PLC(a)	15,866	681,014
NCC Group PLC	68,491	304,153
Network International Holdings PLC(a)(b)	103,210	555,106
Softcat PLC	26,515	770,641

		3,977,435

Leisure Products — 0.9%
Games Workshop Group PLC	7,259	1,154,690

Life Sciences Tools & Services — 0.3%
Clinigen Group PLC	28,304	243,600
Ergomed PLC(a)	8,164	163,875

		407,475

Machinery — 4.0%
Bodycote PLC	42,771	567,759
IMI PLC	60,117	1,507,525
Judges Scientific PLC	1,112	111,687
Morgan Advanced Materials PLC	63,526	350,725
Rotork PLC	194,117	891,110
Vesuvius PLC	48,169	372,269
Weir Group PLC (The)(a)	57,441	1,382,320

		5,183,395

Media — 3.7%
Ascential PLC(a)	88,938	510,214
Euromoney Institutional Investor PLC	24,286	345,191
Future PLC	25,479	1,348,647
ITV PLC(a)	805,591	1,283,937
Reach PLC	65,873	370,866
S4 Capital PLC(a)	60,804	680,475
Tremor International Ltd.(a)(c)	23,053	233,905

		4,773,235

Metals & Mining — 1.5%
Centamin PLC	256,992	351,336
Central Asia Metals PLC	38,409	132,017
Eurasia Mining PLC(a)	391,270	99,312
Ferrexpo PLC	65,206	341,755
Greatland Gold PLC(a)	878,929	223,824
Hill & Smith Holdings PLC	17,628	448,848
Hochschild Mining PLC	72,883	151,307
Petropavlovsk PLC(a)	518,090	149,582
SolGold PLC(a)(c)	204,796	83,061

		1,981,042

Multi-Utilities — 0.9%
Centrica PLC(a)	1,303,160	931,237

Security	Shares	Value

Multi-Utilities (continued)
Telecom Plus PLC	14,190	$200,944

		1,132,181

Multiline Retail — 2.0%
B&M European Value Retail SA	200,089	1,539,801
Marks & Spencer Group PLC(a)	434,570	1,074,210

		2,614,011

Oil, Gas & Consumable Fuels — 1.0%
Cairn Energy PLC	111,401	295,084
Diversified Energy Co. PLC	180,328	277,000
Energean PLC(a)	25,860	240,876
Harbour Energy PLC(a)	50,489	248,048
Serica Energy PLC	35,080	76,010
Tullow Oil PLC(a)	262,938	161,379

		1,298,397

Pharmaceuticals — 2.0%
Alliance Pharma PLC	101,542	150,774
Dechra Pharmaceuticals PLC	24,017	1,730,236
Indivior PLC(a)	162,655	434,729
Vectura Group PLC	132,862	299,206

		2,614,945

Professional Services — 1.7%
Hays PLC(a)	373,054	816,527
Pagegroup PLC(a)	73,202	634,043
RWS Holdings PLC	64,450	575,516
SThree PLC	28,564	204,603

		2,230,689

Real Estate Management & Development — 2.1%
CLS Holdings PLC	40,002	131,504
Grainger PLC	149,997	659,929
Helical PLC	24,546	160,265
IWG PLC(a)	167,033	686,435
Savills PLC	31,614	594,024
Sirius Real Estate Ltd.	221,933	381,329
Watkin Jones PLC	45,809	149,894

		2,763,380

Road & Rail — 1.0%
Firstgroup PLC(a)	271,958	337,566
Go-Ahead Group PLC (The)(a)	9,404	121,921
National Express Group PLC(a)	122,422	432,225
Redde Northgate PLC	52,056	312,552
Stagecoach Group PLC(a)	90,151	88,930

		1,293,194

Semiconductors & Semiconductor Equipment — 0.1%
IQE PLC(a)(c)	165,997	119,588

Software — 3.1%
Argo Blockchain PLC(a)	79,135	153,577
Avast PLC(b)	147,989	1,217,099
Blue Prism Group PLC(a)	18,052	273,007
Bytes Technology Group PLC(a)	47,956	338,892
dotdigital group PLC	60,239	234,794
FD Technologies PLC(a)	5,004	161,674
GB Group PLC	41,175	508,919
Ideagen PLC	46,762	201,873
Kape Technologies PLC(a)(c)	16,977	91,029
Learning Technologies Group PLC	123,453	388,341
Micro Focus International PLC	74,458	455,376

		4,024,581

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 2.4%
Dixons Carphone PLC	245,365	$471,289
Dunelm Group PLC	26,854	474,640
Frasers Group PLC(a)	46,066	424,062
Halfords Group PLC	43,447	217,190
Pets at Home Group PLC	110,628	761,805
WH Smith PLC(a)	28,963	650,979
Wickes Group PLC(a)	56,930	189,414

		3,189,379

Textiles, Apparel & Luxury Goods — 0.7%
Coats Group PLC	323,517	339,373
Dr. Martens PLC(a)	99,760	579,617

		918,990

Thrifts & Mortgage Finance — 0.9%
OSB Group PLC	99,457	696,682
Paragon Banking Group PLC	57,061	440,891

		1,137,573

Trading Companies & Distributors — 5.2%
Diploma PLC	27,587	1,163,733
Electrocomponents PLC	104,415	1,527,966
Grafton Group PLC	50,486	970,177
Howden Joinery Group PLC	132,597	1,724,807
SIG PLC(a)	154,690	112,399
Travis Perkins PLC(a)	49,816	1,234,179

		6,733,261

Water Utilities — 0.8%
Penno Group PLC	62,350	1,071,012

Wireless Telecommunication Services — 0.2%
Airtel Africa PLC(b)	209,879	268,209

Total Common Stocks — 99.0% (Cost: $115,884,569)		129,210,284

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(f)(g)(h)	2,278,336	$2,279,475
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	50,000	50,000

		2,329,475

Total Short-Term Investments — 1.8% (Cost: $2,328,924)		2,329,475

Total Investments in Securities — 100.8% (Cost: $118,213,493)		131,539,759

Other Assets, Less Liabilities — (0.8)%		(980,089)

Net Assets — 100.0%		$130,559,670

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,170,176	$1,110,182	(a)	$—	$(611)	$(272)	$2,279,475	2,278,336	$90,623	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	30,000	(a)	—	—	—	50,000	50,000	13		—

					$(611)	$(272)	$2,329,475		$90,636		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2021	iShares® MSCI United Kingdom Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE 250 Index	20	09/17/21	$1,325	$34,500

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$34,500

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$94,379

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$29,590

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$716,888

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$50,665,999	$78,544,284	$1	$129,210,284
Money Market Funds	2,329,475	—	—	2,329,475

	$52,995,474	$78,544,284	$1	$131,539,759

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$34,500	$—	$34,500

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2021

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$—	$3,534,953,020	$129,210,284
Affiliated(c)	8,253,193	1,420,000	2,329,475
Cash	3,642	4,449	9,759
Foreign currency, at value(d)	—	6,232,352	1,110,998
Foreign currency collateral pledged:
Futures contracts(e)	—	4,054,818	134,736
Receivables:
Investments sold	—	5,532,639	93,722
Securities lending income — Affiliated	—	—	7,821
Variation margin on futures contracts	—	—	3,414
Capital shares sold	—	4,173,676	—
Dividends	—	38,179,851	219,602
Tax reclaims	—	75,441	25,035
Unrealized appreciation on:
Forward foreign currency exchange contracts	100,688	—	—

Total assets	8,357,523	3,594,626,246	133,144,846

LIABILITIES
Collateral on securities loaned, at value	—	—	2,279,796
Payables:
Investments purchased	82,214	13,442,649	241,131
Variation margin on futures contracts	—	234,822	—
Capital shares redeemed	—	278,389	—
Investment advisory fees	—	1,488,924	64,249
Unrealized depreciation on:
Forward foreign currency exchange contracts	9,126	—	—

Total liabilities	91,340	15,444,784	2,585,176

NET ASSETS	$8,266,183	$3,579,181,462	$130,559,670

NET ASSETS CONSIST OF:
Paid-in capital	$15,263,103	$4,224,525,683	$126,146,501
Accumulated earnings (loss)	(6,996,920)	(645,344,221)	4,413,169

NET ASSETS	$8,266,183	$3,579,181,462	$130,559,670

Shares outstanding	360,000	108,300,000	2,600,000

Net asset value	$22.96	$33.05	$50.22

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$—	$1,971,169
(b) Investments, at cost — Unaffiliated	$—	$3,713,501,430	$115,884,569
(c) Investments, at cost — Affiliated	$8,315,704	$1,420,000	$2,328,924
(d) Foreign currency, at cost	$—	$6,175,607	$1,108,625
(e) Foreign currency collateral pledged, at cost	$—	$4,134,760	$136,457

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Operations

Year Ended August 31, 2021

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$137,622,255	$2,303,509
Dividends — Affiliated	243,910	566	13
Securities lending income — Affiliated — net	—	1,680	90,623
Foreign taxes withheld	—	(790,955)	(75,073)

Total investment income	243,910	136,833,546	2,319,072

EXPENSES
Investment advisory fees	53,678	15,450,248	540,007
Miscellaneous	173	173	173

Total expenses	53,851	15,450,421	540,180

Less:
Investment advisory fees waived	(53,678)	—	—

Total expenses after fees waived	173	15,450,421	540,180

Net investment income	243,737	121,383,125	1,778,892

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	—	(103,780,693)	(1,129,252)
Investments — Affiliated	(215,991)	(2,606)	(611)
In-kind redemptions — Unaffiliated	—	137,949,497	1,401,879
In-kind redemptions — Affiliated	(471,292)	—	—
Futures contracts	—	2,891,806	94,379
Forward foreign currency exchange contracts	(525,874)	—	—
Foreign currency transactions	—	74,215	(26,133)

Net realized gain (loss)	(1,213,157)	37,132,219	340,262

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	—	562,312,405	26,590,522
Investments — Affiliated	2,707,100	320	(272)
Futures contracts	—	682,251	29,590
Forward foreign currency exchange contracts	319,164	—	—
Foreign currency translations	—	(649,993)	(8,252)

Net change in unrealized appreciation (depreciation)	3,026,264	562,344,983	26,611,588

Net realized and unrealized gain	1,813,107	599,477,202	26,951,850

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,056,844	$720,860,327	$28,730,742

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI United Kingdom ETF		iShares MSCI United Kingdom ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$243,737	$1,298,543	$121,383,125	$68,412,471
Net realized gain (loss)	(1,213,157)	(11,338,886)	37,132,219	(165,092,866)
Net change in unrealized appreciation (depreciation)	3,026,264	(1,651,356)	562,344,983	(156,794,889)

Net increase (decrease) in net assets resulting from operations	2,056,844	(11,691,699)	720,860,327	(253,475,284)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(243,738)	(1,298,842)	(95,207,591)	(75,813,059)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,967,299)	(11,735,402)	762,464,858	519,630,214

NET ASSETS
Total increase (decrease) in net assets	(2,154,193)	(24,725,943)	1,388,117,594	190,341,871
Beginning of year	10,420,376	35,146,319	2,191,063,868	2,000,721,997

End of year	$8,266,183	$10,420,376	$3,579,181,462	$2,191,063,868

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets (continued)

	iShares MSCI United Kingdom Small-Cap ETF

	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,778,892	$1,638,496
Net realized gain (loss)	340,262	(12,000,108)
Net change in unrealized appreciation (depreciation)	26,611,588	(3,873,370)

Net increase (decrease) in net assets resulting from operations	28,730,742	(14,234,982)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,264,047)	(2,244,985)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	42,435,550	16,028,264

NET ASSETS
Total increase (decrease) in net assets	69,902,245	(451,703)
Beginning of year	60,657,425	61,109,128

End of year	$130,559,670	$60,657,425

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		iShares Currency Hedged MSCI United Kingdom ETF

	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$18.95		$23.43		$23.83	$23.84	$24.87

Net investment income(a)	0.59		0.74		0.92	1.11	0.48
Net realized and unrealized gain (loss)(b)	4.04		(4.46)		(0.26)	(0.05)	2.39

Net increase (decrease) from investment operations	4.63		(3.72)		0.66	1.06	2.87

Distributions(c)
From net investment income	(0.62)		(0.76)		(1.06)	(1.07)	(0.84)
From net realized gain	—		—		—	—	(3.06)

Total distributions	(0.62)		(0.76)		(1.06)	(1.07)	(3.90)

Net asset value, end of year	$22.96		$18.95		$23.43	$23.83	$23.84

Total Return(d)
Based on net asset value	24.59%		(16.34)%		2.92%	4.42%	13.48%

Ratios to Average Net Assets
Total expenses(e)	0.62%		0.62%		0.62%	0.62%	0.62%

Total expenses after fees waived(e)	0.00	%(f)	0.00	%(f)	0.00%	0.00%	0.00%

Net investment income	2.82%		3.31%		3.96%	4.62%	1.99%

Supplemental Data
Net assets, end of year (000)	$8,266		$10,420		$35,146	$22,643	$19,073

Portfolio turnover rate(g)(h)	15%		15%		11%	17%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(f)	Rounds to less than 0.01%.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)

Net asset value, beginning of year	$26.88	$30.27	$33.62	$33.76	$31.36

Net investment income(b)	1.20	0.90	1.49	1.29	1.13
Net realized and unrealized gain (loss)(c)	5.87	(3.30)	(3.39)	0.06	2.43

Net increase (decrease) from investment operations	7.07	(2.40)	(1.90)	1.35	3.56

Distributions(d)
From net investment income	(0.90)	(0.99)	(1.45)	(1.49)	(1.16)

Total distributions	(0.90)	(0.99)	(1.45)	(1.49)	(1.16)

Net asset value, end of year	$33.05	$26.88	$30.27	$33.62	$33.76

Total Return(e)
Based on net asset value	26.46%	(8.25)%	(5.64)%	3.90%	11.60%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.50%	0.47%	0.49%

Net investment income	3.91%	3.12%	4.64%	3.66%	4.07%

Supplemental Data
Net assets, end of year (000)	$3,579,181	$2,191,064	$2,000,722	$1,986,971	$2,764,746

Portfolio turnover rate(f)	9%	4%	11%	5%	4%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Small-Cap ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$35.68	$35.95	$42.65	$39.92	$35.91

Net investment income(a)	0.86	0.72	1.05	1.15	0.92
Net realized and unrealized gain (loss)(b)	14.32	0.03	(6.69)	2.93	4.12

Net increase (decrease) from investment operations	15.18	0.75	(5.64)	4.08	5.04

Distributions(c)
From net investment income	(0.64)	(1.02)	(1.06)	(1.35)	(1.03)

Total distributions	(0.64)	(1.02)	(1.06)	(1.35)	(1.03)

Net asset value, end of year	$50.22	$35.68	$35.95	$42.65	$39.92

Total Return(d)
Based on net asset value	42.88%	1.90%	(13.17)%	10.22%	14.40%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	1.94%	1.99%	2.76%	2.68%	2.50%

Supplemental Data
Net assets, end of year (000)	$130,560	$60,657	$61,109	$57,571	$31,935

Portfolio turnover rate(e)	15%	25%	20%	20%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Currency Hedged MSCI United Kingdom	Diversified
MSCI United Kingdom	Non-diversified
MSCI United Kingdom Small-Cap	Diversified

Currently the iShares Currency Hedged MSCI United Kingdom ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI United Kingdom ETF (the “underlying fund”). The financial statements, including the accounting policies, and Schedule of Investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI United Kingdom ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI United Kingdom Small-Cap
Barclays Capital, Inc.	$3,534	$3,534		$—	$—
BofA Securities, Inc.	27,822	27,822		—	—
Citigroup Global Markets, Inc.	682,516	682,516		—	—
Deutsche Bank Securities, Inc.	93,546	92,627		—	(919	)(b)
J.P. Morgan Securities LLC	263,749	263,749		—	—
Morgan Stanley	900,002	900,002		—	—

	$1,971,169	$1,970,250		$—	$(919)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment

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Notes to Financial Statements  (continued)

of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Currency Hedged MSCI United Kingdom	0.62%
MSCI United Kingdom Small-Cap	0.59

For its investment advisory services to the iShares MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Currency Hedged MSCI United Kingdom ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI United Kingdom ETF (“EWU”), after taking into account any fee waivers by EWU, plus 0.03%. BFA has also contractually agreed to an additional reduction in its investment advisory fee of 0.03% through December 31, 2025.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
Currency Hedged MSCI United Kingdom	$53,678

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI United Kingdom	$620
MSCI United Kingdom Small-Cap	20,359

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI United Kingdom	$10,642,251	$4,460,850	$ (2,730,823)
MSCI United Kingdom Small-Cap	28,815	926,529	(17,112)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI United Kingdom	$1,259,545	$1,413,365
MSCI United Kingdom	291,862,442	262,104,318
MSCI United Kingdom Small-Cap	16,873,889	13,347,499

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI United Kingdom	$1,242,201	$5,255,209
MSCI United Kingdom	1,181,926,915	431,952,871
MSCI United Kingdom Small-Cap	57,398,867	15,662,381

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged MSCI United Kingdom	$(633,886)	$633,886
MSCI United Kingdom	137,253,642	(137,253,642)
MSCI United Kingdom Small-Cap	1,124,917	(1,124,917)

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Notes to Financial Statements  (continued)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20
Currency Hedged MSCI United Kingdom
Ordinary income	$243,738	$1,298,842

MSCI United Kingdom
Ordinary income	$95,207,591	$75,813,059

MSCI United Kingdom Small-Cap
Ordinary income	$1,264,047	$2,244,985

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Currency Hedged MSCI United Kingdom	$3	$(6,862,396)	$(134,527)	$(6,996,920)
MSCI United Kingdom	49,853,465	(494,263,919)	(200,933,767)	(645,344,221)
MSCI United Kingdom Small-Cap	2,352,822	(8,929,580)	10,989,927	4,413,169

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts and futures contracts, characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI United Kingdom	$8,387,720	$8,747	$(143,274)	$(134,527)
MSCI United Kingdom	3,737,158,019	361,007,224	(561,792,223)	(200,784,999)
MSCI United Kingdom Small-Cap	120,550,036	18,751,637	(7,761,914)	10,989,723

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI United Kingdom
Shares sold	60,000	$1,246,734	1,400,000	$32,825,295
Shares redeemed	(250,000)	(5,214,033)	(2,350,000)	(44,560,697)

Net decrease	(190,000)	$(3,967,299)	(950,000)	$(11,735,402)

MSCI United Kingdom
Shares sold	40,300,000	$1,197,285,969	27,900,000	$816,367,221
Shares redeemed	(13,500,000)	(434,821,111)	(12,500,000)	(296,737,007)

Net increase	26,800,000	$762,464,858	15,400,000	$519,630,214

MSCI United Kingdom Small-Cap
Shares sold	1,300,000	$58,198,236	1,600,000	$67,533,603
Shares redeemed	(400,000)	(15,762,686)	(1,600,000)	(51,505,339)

Net increase	900,000	$42,435,550	—	$16,028,264

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares Currency Hedged MSCI

United Kingdom ETF, iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom

Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI United Kingdom ETF, iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	39

Important Tax Information  (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
MSCI United Kingdom Small-Cap	0.54%

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI United Kingdom	$243,671
MSCI United Kingdom	133,614,329
MSCI United Kingdom Small-Cap	1,943,174

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid by the underlying funds for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI United Kingdom	$245,923	$2,039

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI United Kingdom	$137,627,229	$694,323
MSCI United Kingdom Small-Cap	2,285,472	58,518

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI United Kingdom ETF, iShares MSCI United Kingdom Small-Cap ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI United Kingdom ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	43

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Currency Hedged MSCI United Kingdom(a)	$0.617230	$—	$0.000770	$0.618000	100%	—%	0	%(b)	100%
MSCI United Kingdom(a)	0.897185	—	0.001119	0.898304	100	—	0	(b)	100
MSCI United Kingdom Small-Cap(a)	0.622545	—	0.016872	0.639417	97	—	3		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI United Kingdom ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

S U P P L E M E N T A L I N F O R M A T I O N	45

Supplemental Information  (unaudited)  (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 222.56 thousand. This figure is comprised of fixed remuneration of USD 103.64 thousand and variable remuneration of USD 118.92 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 36.25 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.93 thousand.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I ON	49

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

REIT	Real Estate Investment Trust

Currency Abbreviations

GBP	British Pound

USD	United States Dollar

Counterparty Abbreviations

MS	Morgan Stanley & Co. International PLC

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-813-0821

AUGUST 31, 2021

2021 Annual Report

iShares Trust

•	iShares ESG Aware MSCI EAFE ETF | ESGD | NASDAQ

•	iShares ESG Aware MSCI USA ETF | ESGU | NASDAQ

•	iShares ESG Aware MSCI USA Small-Cap ETF | ESML | Cboe BZX

•	iShares ESG MSCI EM Leaders ETF | LDEM | NASDAQ

•	iShares ESG MSCI USA Leaders ETF | SUSL | CBOE BZX

•	iShares MSCI Global Impact ETF | SDG | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of August 31, 2021	iShares® ESG Aware MSCI EAFE ETF

Investment Objective

The iShares ESG Aware MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada that have positive environmental, social and governance characteristics, as identified by the index provider while exhibiting risk and return characteristics similar to those of the parent index, as represented by the MSCI EAFE Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	26.69%	10.12%	11.75%	26.69%	61.93%	77.78%
Fund Market	27.32	10.05	11.76	27.32	61.40	77.87
Index	26.83	10.21	11.88	26.83	62.59	78.69

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

Index performance through May 31, 2018 reflects the performance of the MSCI EAFE ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI EAFE Extended ESG Focus Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,106.40	$ 1.06		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® ESG Aware MSCI EAFE ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy recovered from the effects of the pandemic. For many investors, the threat to public health from the virus underscored the importance of a reporting system that accounts for the effects of company behavior on global social and environmental well-being. Countries around the world continued to advance measures to address climate issues, including Japan, which announced a large increase in its decarbonization goals. The U.K. also shortened its timeline to net-zero with a target to reduce emissions 78% by 2035. In France, the government’s 2021 budget for renewable energy projects increased by 25% compared to 2020, and a court ruling required the government to accelerate measures to meet climate goals. Additionally, as part of its push to provide more standardization around ESG-labeled investment products to both retail and institutional investors, the European Union began enforcing Sustainable Finance Disclosure Regulation (SFDR) in March 2021.

In this environment, stocks with positive ESG characteristics in developed markets outside of North America posted a significant return for the reporting period. Japanese stocks contributed the most to the Index’s performance, benefiting from an increase in exports, particularly to China. The information technology sector was the top performer among Japanese stocks, driven by gains among makers of factory automation equipment as strong demand and labor shortages accelerated automation trends. Industrials stocks also gained as demand for capital goods improved.

U.K. stocks were another source of strength, benefiting from loosening coronavirus restrictions and one of the world’s swiftest vaccination programs. Financials stocks led the advance in the U.K., as the improving economy boosted loan quality at banks, prompting the release of loan loss reserves. French equities also advanced, led by the consumer discretionary sector, where apparel, accessories, and luxury goods companies benefited from easing COVID-19 restrictions in major markets.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI EAFE Index, while tracking it relatively closely. Relative to the broader market, the ESG selection process can lead to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics in order to maximize overall portfolio ESG score while maintaining similar risk and return levels to the broad market index. Consequently, the Index achieved an ESG quality score that was 23.4% higher than the broader market. The Index held underweight positions in the consumer discretionary and utilities sectors, and overweight positions in industrials and energy. Stock selection in the consumer staples and healthcare sectors contributed the most to the Index’s relative performance, while positioning in the consumer discretionary sector detracted somewhat.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	17.1%
Industrials	16.6
Health Care	12.3
Consumer Discretionary	11.7
Information Technology	10.6
Consumer Staples	10.3
Materials	7.6
Communication Services	4.2
Energy	3.5
Utilities	3.1
Real Estate	3.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	22.7%
United Kingdom	13.3
France	10.8
Switzerland	10.4
Germany	8.9
Australia	7.5
Netherlands	5.7
Sweden	3.7
Denmark	3.0
Hong Kong	2.8

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Fund Summary as of August 31, 2021	iShares® ESG Aware MSCI USA ETF

Investment Objective

The iShares ESG Aware MSCI USA ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as identified by the index provider while exhibiting risk and return characteristics similar to those of the parent index, as represented by the MSCI USA Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	31.71%	19.51%	31.71%	133.22%
Fund Market	31.86	19.52	31.86	133.28
Index	31.94	19.75	31.94	135.30

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/16. The first day of secondary market trading was 12/2/16.

Index performance through May 31, 2018 reflects the performance of the MSCI USA ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI USA Extended ESG Focus Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,188.30	$ 0.83		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® ESG Aware MSCI USA ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy recovered from the effects of the pandemic. For many investors, the threat to public health from the virus underscored the importance of a reporting system that accounts for the effects of company behavior on global social and environmental well-being. The stimulus bill passed in December 2020 included significant wind and solar power incentives. The new administration also began to review for possible reversal of a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL announced that it would suspend enforcement of the rule during the review.

In this environment, the stocks of U.S. companies with positive ESG characteristics posted a significant return for the reporting period. The information technology sector contributed the most, led by the software and services industry, which benefited from investments to support remote work. Companies in the industry worked toward implementing carbon-neutral or carbon-negative goals. The semiconductors and semiconductor equipment industry benefited from a global microchip shortage and higher demand for advanced graphics cards amid an increase in gaming.

U.S. financials stocks contributed meaningfully to the Index’s return as robust retail stock trading and brisk merger activity benefited the diversified financials industry. Communication services stocks also gained due to substantially higher revenues from online advertising, bolstering the profitability of the interactive media and services industry.

In terms of relative performance, the Index slightly underperformed the broader market, as represented by the MSCI USA Index, while tracking it relatively closely. Relative to the broader market, the ESG selection process can lead to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics in order to maximize overall portfolio ESG score while maintaining similar risk and return levels to the broad market index. Consequently, the Index achieved an ESG quality score that was 18.2% higher than the broader market. The Index held an overweight position in the industrials sector and an underweight position in the communication services sector. Stock selection in the information technology sector was the largest detractor from the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	29.8%
Health Care	12.8
Consumer Discretionary	11.9
Financials	10.5
Communication Services	10.4
Industrials	8.9
Consumer Staples	5.6
Real Estate	3.0
Materials	2.5
Energy	2.3
Utilities	2.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	6.1%
Microsoft Corp.	5.5
Amazon.com Inc.	3.8
Alphabet Inc., Class C	2.1
Alphabet Inc., Class A	2.0
Facebook Inc., Class A	2.0
NVIDIA Corp.	1.5
Tesla Inc.	1.5
JPMorgan Chase & Co.	1.2
Home Depot Inc. (The)	1.0

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Fund Summary as of August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF

Investment Objective

The iShares ESG Aware MSCI USA Small-Cap ETF (the “Fund”) seeks to track the investment results of an optimized index designed to produce investment results comparable to a capitalization weighted index of small-capitalization U.S. companies, while reflecting a higher allocation to those companies with favorable environmental, social and governance (“ESG”) profiles, (as determined by the index provider), as represented by the MSCI USA Small Cap Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	48.95%	15.74%	48.95%	64.25%
Fund Market	48.80	15.76	48.80	64.33
Index	49.26	15.94	49.26	65.09

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/10/18. The first day of secondary market trading was 4/12/18.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,070.40	$ 0.89		$ 1,000.00	$ 1,024.30	$ 0.87		0.17%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® ESG Aware MSCI USA Small-Cap ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy recovered from the effects of the pandemic. For many investors, the threat to public health from the virus underscored the importance of a reporting system that accounts for the effects of company behavior on global social and environmental well-being. The stimulus bill passed in December 2020 included significant wind and solar power incentives. The new administration also began to review for possible reversal of a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL announced that it would suspend enforcement of the rule during the review.

In this environment, U.S. small-capitalization stocks with positive ESG characteristics performed well during the reporting period. A significant rebound in consumer spending benefited the consumer discretionary sector, which contributed to the Index’s return. Stimulus money and loosened restrictions drove sales in the specialty retail industry, where more consumers paid full price for items. The industrials sector also gained, as the economic recovery sparked growth in manufacturing orders and production, and a measure of manufacturing managers’ optimism hit an all-time high.

The financials sector was another source of strength, as banks’ relatively low proportion of bad loans allowed for higher dividends and stock repurchases. The information technology sector also gained, helped by strong sales of back-office software for small- and medium-sized businesses.

In terms of relative performance, the Index slightly outperformed the broader market, as represented by the MSCI USA Small Cap Index, while tracking it relatively closely. Relative to the broader market, the ESG selection process can lead to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics in order to maximize overall portfolio ESG score while maintaining similar risk and return levels to the broad market index. Consequently, the Index achieved an ESG quality score that was 25.6% higher than the broader market. The Index held an overweight position in the industrials sector which contributed and an underweight position in the financials sector which detracted. Stock selection in the consumer discretionary sector was the largest contributor to the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Industrials	17.0%
Information Technology	15.7
Health Care	15.4
Consumer Discretionary	14.5
Financials	13.7
Real Estate	8.4
Materials	4.5
Energy	3.6
Consumer Staples	2.8
Utilities	2.2
Communication Services	2.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Bill.com Holdings Inc.	0.4%
Quanta Services Inc.	0.4
Comerica Inc.	0.4
Zions Bancorp. NA	0.3
Repligen Corp.	0.3
Entegris Inc.	0.3
Williams-Sonoma Inc.	0.3
Toro Co. (The)	0.3
Deckers Outdoor Corp.	0.3
Kilroy Realty Corp.	0.3

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Fund Summary as of August 31, 2021	iShares® ESG MSCI EM Leaders ETF

Investment Objective

The iShares ESG MSCI EM Leaders ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization stocks of emerging market companies with high environmental, social, and governance performance relative to their sector peers as determined by the index provider, as represented by the MSCI EM Extended ESG Leaders 5% Issuer Capped Net Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	24.68%	16.18%	24.68%	26.60%
Fund Market	24.51	16.16	24.51	26.55
Index	25.85	17.01	25.85	27.95

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/5/20. The first day of secondary market trading was 2/7/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,025.30	$ 0.82		$ 1,000.00	$ 1,024.40	$ 0.82		0.16%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2021 (continued)	iShares® ESG MSCI EM Leaders ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy recovered from the effects of the coronavirus pandemic. For many investors, the threat to public health from the coronavirus underscored the importance of a reporting system that accounts for the effects of company behavior on global social and environmental well-being. Many countries continued to advance measures to address climate issues, including China, which announced a major emissions trading program after pledging to reach carbon neutrality by 2060. Taiwan pledged to reach carbon neutrality by 2050, partly to prepare its export-driven economy for expected carbon border taxes, such as those recently proposed by the European Commission. India’s 2021 stimulus package advanced green recovery goals, including spending billions on battery and solar development.

In this environment, emerging market stocks with positive ESG characteristics posted significant gains for the reporting period, driven by the information technology sector. Taiwanese stocks contributed the most to the Index’s performance as surging global demand for semiconductors and electronics reinvigorated the local economy and drove robust earnings. Indian software and services companies benefited as businesses increased technology spending on cloud services, cybersecurity measures, and automation processes. In South Korea, robust sales of consumer electronics drove record revenues in the technology hardware and equipment industry.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI Emerging Markets Index. Relative to the broader market, the ESG index methodology seeks exposure to companies with higher ESG characteristics within each sector. Consequently, the Index achieved an ESG quality score that was 34.9% higher than the broader market. The Index held underweight positions in China and South Korea and overweight positions in India and South Africa. Stock selection and the underweight position in China contributed the most to the Index’s relative performance, while stock selection in Brazil detracted.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	20.2%
Consumer Discretionary	18.8
Information Technology	15.5
Communication Services	10.7
Materials	8.0
Energy	6.2
Consumer Staples	6.2
Health Care	5.2
Industrials	5.1
Real Estate	2.4
Utilities	1.7

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	34.0%
Taiwan	15.7
India	13.6
South Korea	8.8
South Africa	5.6
Brazil	3.6
Russia	3.5
Thailand	2.5
Malaysia	2.2
Mexico	1.6

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Fund Summary as of August 31, 2021	iShares® ESG MSCI USA Leaders ETF

Investment Objective

The iShares ESG MSCI USA Leaders ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks of companies with high environmental, social, and governance performance relative to their sector peers, as determined by the index provider, as represented by the MSCI USA Extended ESG Leaders Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	33.44%	24.90%	33.44%	67.53%
Fund Market	33.32	24.87	33.32	67.45
Index	33.59	25.09	33.59	67.88

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,207.40	$ 0.56		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2021 (continued)	iShares® ESG MSCI USA Leaders ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy recovered from the effects of the pandemic. For many investors, the threat to public health from the virus underscored the importance of a reporting system that accounts for the effects of company behavior on global social and environmental well-being. The stimulus bill passed in December 2020 included significant wind and solar power incentives. The new administration also began to review for possible reversal of a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL announced that it would suspend enforcement of the rule during the review.

In this environment, large- and mid-capitalization U.S. stocks with high ESG characteristics posted significant gains for the reporting period. The information technology sector contributed the most, led by the software and services industry, which benefited from investments to support remote work. Companies in the industry worked toward implementing carbon-neutral or carbon-negative goals.

Communication services stocks also gained amid substantially higher revenues from online advertising, bolstering the interactive media and services industry’s profitability. U.S. financials stocks contributed meaningfully to the Index’s return, as robust retail stock trading benefited the diversified financials industry. The consumer discretionary sector advanced amid a rebound in consumer spending, as a rise in home remodeling drove strong gains among home improvement retailers.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI USA Index. Relative to the broader market, the ESG index methodology seeks exposure to companies with higher ESG characteristics within each sector. Consequently, the Index achieved an ESG quality score that was 36.5% higher than the broader market. The Index held an overweight position in the consumer discretionary sector and underweight positions in the utilities and energy sectors. Stock selection in the consumer discretionary and communication services sectors contributed the most to the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	29.0%
Health Care	13.5
Consumer Discretionary	12.3
Communication Services	12.0
Financials	11.1
Industrials	8.4
Consumer Staples	5.9
Materials	2.9
Real Estate	2.8
Energy	1.1
Utilities	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	10.6%
Alphabet Inc., Class A	4.3
Alphabet Inc., Class C	4.2
Tesla Inc.	3.0
NVIDIA Corp.	2.7
Johnson & Johnson	2.2
Visa Inc., Class A	1.9
Procter & Gamble Co. (The)	1.7
Home Depot Inc. (The)	1.7
Walt Disney Co. (The)	1.6

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Fund Summary as of August 31, 2021	iShares® MSCI Global Impact ETF

Investment Objective

The iShares MSCI Global Impact ETF (the “Fund”) seeks to track the investment results of an index composed of positive impact companies that derive a majority of their revenue from products and services that address at least one of the world’s major social and environmental challenges as identified by the United Nations Sustainable Development Goals, as represented by the MSCI ACWI Sustainable Impact Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	23.60%	17.15%	16.40%	23.60%	120.64%	125.88%
Fund Market	23.60	16.23	16.44	23.60	112.11	126.34
Index	23.93	17.40	16.66	23.93	123.01	128.48

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/20/16. The first day of secondary market trading was 4/22/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,076.20	$ 2.56		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Global Impact ETF

Portfolio Management Commentary

The coronavirus pandemic reversed years of progress toward achieving the U.N. sustainable development goals (“SDGs”), as its economic impact in 2020 led to the first rise in extreme poverty globally since the late 1990s. Nonetheless, a survey of thought leaders indicated that most believed the pandemic increased the priority of the SDGs, providing a framework for progress as the global economy recovers. Investor interest in investments aligned with one or more of the SDGs increased significantly in 2020. Despite the pandemic’s disruption, many countries continued to monitor their SDG implementation, with 42 nations presenting voluntary progress reviews to the U.N. in 2021.

In this environment, global stocks deriving revenue from sustainable themes related to the SDGs posted strong performance for the reporting period. Stocks in China were the largest contributors to the Index’s performance. The consumer discretionary sector was the leading source of strength, with electric vehicle (“EV”) makers in the automobile manufacturing industry providing much of the contribution. Despite semiconductor shortages that constrained supply, China’s EV market grew at a rapid pace.

Stocks in the U.S. also benefited from the ongoing shift toward EVs, as the consumer discretionary sector solidly advanced. Strong deliveries helped the automobile manufacturing industry to report significant earnings growth despite parts shortages and stiff competition.

U.K. materials stocks and Danish industrials stocks also contributed to the Index’s performance. The U.K. chemicals industry gained as the recovering auto market benefited producers of catalysts that filter pollution from diesel engines. In Denmark, large international orders for wind turbines benefited the Danish electrical equipment industry.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI ACWI Index. The positive impact selection process leads to overweight and underweight positions in stocks with higher or lower sustainable impact attributes, respectively. Consequently, the Index had an environmental, social, and governance quality score of 7.5 out of 10, which places it in the 79th percentile among peers. The Index held an overweight position in the consumer staples sector and underweight positions in information technology and financials. Stock selection in the consumer discretionary sector contributed the most to the Index’s relative performance. Positioning in the consumer staples sector and stock selection in industrials were the largest detractors.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care	19.6%
Consumer Staples	19.6
Industrials	18.0
Materials	15.8
Real Estate	11.7
Utilities	5.6
Consumer Discretionary	4.6
Information Technology	3.3
Communication Services	1.8

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	24.0%
Japan	14.9
China	11.8
Denmark	7.8
United Kingdom	7.2
Hong Kong	6.0
Canada	4.7
Belgium	4.7
France	3.8
Sweden	3.1

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments August 31, 2021	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.5%
Afterpay Ltd.(a)	95,864	$9,324,634
APA Group	1,337,187	8,953,898
Aristocrat Leisure Ltd.	263,236	8,736,981
ASX Ltd.	214,690	13,740,606
Australia & New Zealand Banking Group Ltd.	965,824	19,548,464
BlueScope Steel Ltd.	517,727	9,465,251
Brambles Ltd.	1,590,597	14,059,740
Cochlear Ltd.	69,367	11,782,436
Coles Group Ltd.	506,717	6,687,260
Commonwealth Bank of Australia	673,916	49,102,948
Computershare Ltd.	559,658	6,725,175
CSL Ltd.	167,301	38,051,390
Dexus	1,351,849	10,520,110
Fortescue Metals Group Ltd.	876,517	13,362,723
Glencore PLC	3,035,287	13,682,261
Goodman Group	406,936	6,873,197
GPT Group (The)	1,939,520	6,866,399
Insurance Australia Group Ltd.	1,701,586	6,497,442
Lendlease Corp. Ltd.	771,064	6,699,859
Macquarie Group Ltd.	146,052	17,726,411
Mirvac Group	4,334,159	9,870,554
National Australia Bank Ltd.	980,383	19,765,636
Newcrest Mining Ltd.	425,433	7,681,099
Northern Star Resources Ltd.	967,747	6,884,490
QBE Insurance Group Ltd.	752,991	6,479,696
Ramsay Health Care Ltd.	140,594	7,059,618
Rio Tinto Ltd.	193,779	15,766,847
Rio Tinto PLC	504,278	37,308,616
Seek Ltd.	291,682	6,909,366
Stockland	2,089,127	7,040,129
Sydney Airport(a)	1,489,129	8,644,613
Tabcorp Holdings Ltd.	1,861,034	6,481,787
Transurban Group	1,541,242	15,952,268
Wesfarmers Ltd.	408,265	17,831,572
Westpac Banking Corp.	1,231,951	23,177,350
Woodside Petroleum Ltd.	1,148,394	16,238,871
Woolworths Group Ltd.	339,512	10,334,727

		501,834,424

Austria — 0.4%
Erste Group Bank AG	167,453	6,686,263
OMV AG	265,331	14,696,878
voestalpine AG	149,435	6,783,595

		28,166,736

Belgium — 0.8%
Anheuser-Busch InBev SA/NV	333,662	20,464,229
KBC Group NV	166,289	13,974,925
Solvay SA	50,538	6,614,960
UCB SA	56,361	6,448,203
Umicore SA	130,957	8,617,232

		56,119,549

Denmark — 3.0%
AP Moller - Maersk A/S, Class A	3,734	10,118,878
Carlsberg A/S, Class B	87,024	15,200,046
Chr Hansen Holding A/S	74,545	6,879,038
Coloplast A/S, Class B	49,520	8,579,756
DSV Panalpina A/S	63,825	16,257,620
Genmab A/S(a)	26,824	12,707,409
GN Store Nord A/S	87,727	6,603,639

Security	Shares	Value

Denmark (continued)
Novo Nordisk A/S, Class B	769,021	$76,986,606
Novozymes A/S, Class B	97,172	7,855,102
Orsted A/S(b)	94,050	14,952,494
Pandora A/S	53,082	6,362,627
Vestas Wind Systems A/S	484,556	19,564,731

		202,067,946

Finland — 1.2%
Elisa OYJ	100,803	6,460,531
Kesko OYJ, Class B	243,702	10,084,269
Neste OYJ	258,454	15,742,931
Nokia OYJ(a)	2,264,903	13,605,568
Nordea Bank Abp	665,420	7,815,387
Orion OYJ, Class B	161,126	6,572,347
UPM-Kymmene OYJ	394,378	16,066,395
Wartsila OYJ Abp	499,414	7,084,768

		83,432,196

France — 10.7%
Air Liquide SA	102,497	18,371,804
Airbus SE(a)	164,835	22,548,795
Alstom SA	152,298	6,547,772
Amundi SA(b)	71,285	6,746,634
Atos SE	130,437	6,781,607
AXA SA	1,181,636	33,196,281
BNP Paribas SA	439,354	27,833,013
Bouygues SA	163,702	6,854,813
Capgemini SE	66,187	14,877,999
Carrefour SA	328,535	6,540,508
Cie. de Saint-Gobain	169,449	12,283,856
Cie. Generale des Etablissements Michelin SCA	107,947	17,476,184
CNP Assurances	387,691	6,643,053
Covivio	59,519	5,658,711
Danone SA	334,440	24,422,742
Dassault Systemes SE	329,925	18,843,997
Edenred	117,961	6,690,688
Eiffage SA	65,873	6,854,004
Engie SA	461,120	6,607,754
EssilorLuxottica SA	98,049	19,265,650
Gecina SA	68,771	10,690,289
Hermes International	4,619	6,798,282
Kering SA	31,423	25,029,066
Klepierre SA	263,541	6,441,346
Legrand SA	86,528	9,927,727
L’Oreal SA	125,367	58,814,566
LVMH Moet Hennessy Louis Vuitton SE	98,435	72,921,638
Pernod Ricard SA	90,120	18,970,970
Publicis Groupe SA	104,701	6,873,627
Safran SA	131,115	16,447,799
Sanofi	273,507	28,345,886
Schneider Electric SE	266,735	47,656,604
Societe Generale SA	550,967	17,341,196
Teleperformance	29,606	13,097,266
Thales SA	67,849	6,891,257
TotalEnergies SE	1,081,745	47,848,409
Unibail-Rodamco-Westfield(a)	77,915	6,827,671
Valeo	250,964	7,163,155
Vinci SA	113,683	12,197,216
Vivendi SE	333,904	12,718,924
Worldline SA(a)(b)	90,568	8,064,444

		716,113,203

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 8.6%
adidas AG	89,801	$31,856,881
Allianz SE, Registered	213,730	50,175,632
BASF SE	356,851	27,605,712
Bayerische Motoren Werke AG	176,615	16,764,073
Beiersdorf AG	56,421	6,847,483
Brenntag SE	74,400	7,508,323
Commerzbank AG(a)	1,067,197	6,678,945
Continental AG(a)	9,867	1,326,003
Daimler AG, Registered	271,278	22,883,588
Delivery Hero SE(a)(b)	64,088	9,301,139
Deutsche Bank AG, Registered(a)	810,068	10,017,382
Deutsche Boerse AG	120,127	20,716,733
Deutsche Post AG, Registered	446,178	31,370,366
Deutsche Telekom AG, Registered	526,419	11,193,380
Deutsche Wohnen SE	135,900	8,435,733
E.ON SE	1,181,722	15,591,118
Fresenius SE & Co. KGaA	120,416	6,260,817
HeidelbergCement AG	94,737	8,216,206
HelloFresh SE(a)	66,066	7,133,003
Henkel AG & Co. KGaA	75,897	6,831,098
Infineon Technologies AG	585,824	24,943,074
LEG Immobilien SE	42,590	6,793,444
Merck KGaA	95,218	22,623,481
MTU Aero Engines AG	34,445	7,905,023
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	60,745	17,729,549
Puma SE	97,497	11,837,576
SAP SE	495,644	74,450,659
Siemens AG, Registered	314,127	52,112,032
Symrise AG	44,821	6,378,473
TeamViewer AG(a)(b)	200,902	6,693,358
Telefonica Deutschland Holding AG	2,282,341	6,406,812
Volkswagen AG	20,574	6,883,899
Vonovia SE	142,367	9,611,319
Zalando SE(a)(b)	106,106	11,764,480

		572,846,794

Hong Kong — 2.8%
AIA Group Ltd.	4,923,400	58,788,964
BOC Hong Kong Holdings Ltd.	4,261,000	12,894,519
Hang Seng Bank Ltd.	635,800	11,366,431
Hong Kong Exchanges & Clearing Ltd.	505,600	31,940,799
MTR Corp. Ltd.(c)	3,161,000	17,795,056
Sands China Ltd.(a)	3,702,400	11,894,326
Sun Hung Kai Properties Ltd.	668,500	9,428,506
Swire Pacific Ltd., Class A	1,404,000	9,504,837
Swire Properties Ltd.	4,183,400	11,306,551
Techtronic Industries Co. Ltd.	473,000	10,468,540

		185,388,529

Ireland — 0.9%
CRH PLC	445,846	23,619,108
Flutter Entertainment PLC, Class DI(a)	61,487	11,953,399
Kerry Group PLC, Class A	100,605	14,753,644
Kingspan Group PLC	64,336	7,346,856

		57,673,007

Israel — 0.6%
Bank Hapoalim BM	1,020,957	8,782,916
Bank Leumi Le-Israel BM	778,179	6,428,702
CyberArk Software Ltd.(a)(c)	42,140	7,076,991
Isracard Ltd.	1	5

Security	Shares	Value

Israel (continued)
Nice Ltd.(a)	23,387	$6,822,606
Wix.com Ltd.(a)(c)	39,187	8,702,649

		37,813,869

Italy — 2.2%
Amplifon SpA	130,397	6,820,724
Assicurazioni Generali SpA	529,158	10,795,374
CNH Industrial NV	655,024	10,828,095
Enel SpA	4,493,275	40,935,703
Eni SpA	1,367,883	16,876,381
Intesa Sanpaolo SpA	13,277,965	37,574,716
Snam SpA	1,053,688	6,230,040
Terna - Rete Elettrica Nazionale	859,414	6,798,016
UniCredit SpA	555,930	6,931,898

		143,790,947

Japan — 22.5%
Advantest Corp.	82,500	7,107,508
Aeon Co. Ltd.	403,700	10,687,114
Ajinomoto Co. Inc.	249,300	7,348,457
Asahi Group Holdings Ltd.	218,900	10,175,483
Asahi Kasei Corp.	1,063,800	10,967,859
Astellas Pharma Inc.	1,038,100	17,491,891
Azbil Corp.	208,900	9,058,735
Bridgestone Corp.	236,300	10,877,747
Canon Inc.	281,200	6,690,346
Central Japan Railway Co.	46,600	6,820,834
Chugai Pharmaceutical Co. Ltd.	334,700	13,077,710
Dai Nippon Printing Co. Ltd.	294,300	6,992,499
Dai-ichi Life Holdings Inc.	411,500	8,142,459
Daiichi Sankyo Co. Ltd.	814,100	19,336,843
Daikin Industries Ltd.	113,900	28,423,351
Daiwa House Industry Co. Ltd.	217,300	6,626,289
Daiwa Securities Group Inc.	1,230,500	6,960,954
Denso Corp.	243,700	17,057,289
East Japan Railway Co.	177,000	11,896,918
Eisai Co. Ltd.	145,000	11,958,111
ENEOS Holdings Inc.	2,550,900	9,859,016
Fanuc Corp.	59,000	12,853,799
Fast Retailing Co. Ltd.	24,300	16,005,873
FUJIFILM Holdings Corp.	173,600	14,285,921
Fujitsu Ltd.	122,300	22,513,822
Hankyu Hanshin Holdings Inc.	238,700	7,142,984
Hitachi Construction Machinery Co. Ltd.	236,100	6,764,083
Hitachi Ltd.	413,000	22,825,065
Honda Motor Co. Ltd.	570,600	17,270,131
Hoya Corp.	144,400	23,318,299
Ibiden Co. Ltd.	158,700	8,539,061
Idemitsu Kosan Co. Ltd.	277,800	6,653,467
Inpex Corp.	1,389,300	9,545,729
Itochu Corp.	1,203,900	36,214,659
JFE Holdings Inc.	469,500	7,615,228
Kao Corp.	213,900	12,920,963
KDDI Corp.	1,058,500	32,353,452
Keio Corp.	120,400	6,478,683
Keyence Corp.	63,400	38,061,103
Kikkoman Corp.	102,000	7,657,662
Kirin Holdings Co. Ltd.	392,700	7,114,442
Komatsu Ltd.	619,200	15,060,623
Kubota Corp.	454,000	9,380,392
Kurita Water Industries Ltd.	151,600	7,110,242

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kyocera Corp.	161,000	$10,008,890
Kyowa Kirin Co. Ltd.	200,000	6,544,152
Lawson Inc.	126,600	6,088,984
Lixil Corp.	238,400	6,937,849
M3 Inc.	103,900	6,968,309
Marubeni Corp.	818,100	6,509,059
Mazda Motor Corp.(a)	738,800	6,413,387
Mitsubishi Chemical Holdings Corp.	788,700	6,924,832
Mitsubishi Corp.	270,500	8,140,012
Mitsubishi Electric Corp.	497,500	6,801,373
Mitsubishi Heavy Industries Ltd.	251,200	6,636,420
Mitsubishi UFJ Financial Group Inc.	2,908,500	15,779,894
Mitsui Chemicals Inc.	192,400	6,642,110
Mitsui Fudosan Co. Ltd.	396,900	9,108,049
Miura Co. Ltd.	149,200	6,698,297
Mizuho Financial Group Inc.	918,900	12,875,467
MS&AD Insurance Group Holdings Inc.	339,700	10,995,705
Murata Manufacturing Co. Ltd.	221,300	18,243,481
Nabtesco Corp.	164,900	6,521,023
NEC Corp.	131,900	6,922,531
Nidec Corp.	132,500	15,135,302
Nintendo Co. Ltd.	43,308	20,806,858
Nippon Building Fund Inc.	1,004	6,519,910
Nippon Express Co. Ltd.	99,700	6,779,267
Nippon Paint Holdings Co. Ltd.	515,400	6,400,859
Nippon Steel Corp.	366,900	7,498,736
Nippon Telegraph & Telephone Corp.	504,200	13,433,291
Nippon Yusen KK	122,200	9,826,696
Nitto Denko Corp.	89,500	6,789,545
Nomura Holdings Inc.	1,943,600	9,386,113
Nomura Research Institute Ltd.	274,500	10,293,846
NTT Data Corp.	383,600	6,903,650
Obayashi Corp.	784,400	6,454,342
Odakyu Electric Railway Co. Ltd.	279,900	6,521,577
Omron Corp.	230,100	21,681,412
Ono Pharmaceutical Co. Ltd.	275,000	6,602,866
Oriental Land Co. Ltd.	79,900	12,088,533
ORIX Corp.	608,900	11,360,534
Panasonic Corp.	1,206,000	14,417,811
Recruit Holdings Co. Ltd.	518,600	30,536,282
Resona Holdings Inc.	2,085,400	8,064,540
Rohm Co. Ltd.	75,500	7,258,336
Secom Co. Ltd.	124,600	9,448,759
Sekisui Chemical Co. Ltd.	384,100	6,573,564
Sekisui House Ltd.	483,400	9,630,875
Seven & i Holdings Co. Ltd.	210,200	9,172,357
SG Holdings Co. Ltd.	252,400	6,852,036
Shimadzu Corp.	153,100	6,859,967
Shimizu Corp.	861,200	6,179,946
Shin-Etsu Chemical Co. Ltd.	97,400	16,087,346
Shionogi & Co. Ltd.	175,900	11,051,918
Shiseido Co. Ltd.	119,100	7,893,840
Softbank Corp.	1,436,200	19,220,425
SoftBank Group Corp.	436,900	24,620,959
Sohgo Security Services Co. Ltd.	140,000	6,342,215
Sompo Holdings Inc.	242,200	10,646,552
Sony Group Corp.	589,900	60,992,924
Stanley Electric Co. Ltd.	252,700	6,306,206
Sumitomo Chemical Co. Ltd.	2,195,800	11,131,863
Sumitomo Metal Mining Co. Ltd.	228,300	8,748,677

Security	Shares	Value

Japan (continued)
Sumitomo Mitsui Financial Group Inc.	332,500	$11,476,470
Sumitomo Mitsui Trust Holdings Inc.	295,300	9,645,441
Sysmex Corp.	137,900	15,671,825
Takeda Pharmaceutical Co. Ltd.	686,194	22,840,307
TDK Corp.	62,400	6,540,237
Terumo Corp.	271,500	11,329,891
Tokio Marine Holdings Inc.	203,000	9,932,649
Tokyo Century Corp.	125,000	7,147,746
Tokyo Electron Ltd.	70,300	30,112,551
Tokyo Gas Co. Ltd.	344,900	6,629,929
Tokyu Corp.	517,300	7,113,239
Toray Industries Inc.	1,202,600	8,108,791
Toshiba Corp.	159,100	6,900,922
TOTO Ltd.	119,000	6,476,480
Toyota Motor Corp.	816,300	71,094,291
West Japan Railway Co.	129,300	7,061,937
Yamaha Corp.	117,200	6,910,234
Yamaha Motor Co. Ltd.	360,400	9,169,192
Yaskawa Electric Corp.	150,100	7,326,248
Yokogawa Electric Corp.	419,600	6,563,890

		1,507,575,925

Netherlands — 5.6%
Adyen NV(a)(b)	6,973	22,537,258
Aegon NV	1,333,924	6,586,570
Akzo Nobel NV	127,852	15,756,389
ArcelorMittal SA	200,700	6,731,474
Argenx SE(a)	23,630	7,883,980
ASM International NV	18,160	7,045,947
ASML Holding NV	179,029	149,307,919
Heineken NV	132,205	14,479,357
ING Groep NV	1,601,804	22,095,887
Just Eat Takeaway.com NV(a)(b)	68,290	6,186,198
Koninklijke Ahold Delhaize NV	282,925	9,545,167
Koninklijke DSM NV	95,675	20,368,930
Koninklijke KPN NV	2,463,276	7,890,779
Koninklijke Vopak NV	154,722	6,700,980
NN Group NV	130,839	6,786,978
Prosus NV	352,603	31,210,832
Randstad NV	92,538	6,815,068
Stellantis NV	477,021	9,542,348
Wolters Kluwer NV	163,873	18,845,519

		376,317,580

New Zealand — 0.4%
Fisher & Paykel Healthcare Corp. Ltd.	307,472	7,175,755
Meridian Energy Ltd.	1,820,070	6,722,236
Ryman Healthcare Ltd.	651,685	7,116,744
Xero Ltd.(a)	70,825	7,833,479

		28,848,214

Norway — 1.0%
DNB Bank ASA	1,436	30,490
DNB Bank ASA, New	313,897	6,625,343
Equinor ASA	924,388	19,591,599
Mowi ASA	270,781	7,252,951
Norsk Hydro ASA	1,158,222	7,995,485
Orkla ASA	987,959	8,824,825
Telenor ASA	775,600	13,587,704

		63,908,397

Portugal — 0.2%
Galp Energia SGPS SA	1,241,046	12,694,553

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore — 1.1%
CapitaLand Ltd.	3,424,700	$10,161,005
City Developments Ltd.	1,750,100	8,880,886
DBS Group Holdings Ltd.	836,000	18,536,690
Keppel Corp. Ltd.	2,647,800	10,207,423
Oversea-Chinese Banking Corp. Ltd.	2,053,800	17,380,093
Singapore Telecommunications Ltd.	5,414,000	9,320,456

		74,486,553

Spain — 2.3%
Amadeus IT Group SA(a)	179,533	10,965,495
Banco Bilbao Vizcaya Argentaria SA	3,625,348	23,727,873
Banco Santander SA	4,013,117	14,797,380
CaixaBank SA	2,269,431	7,049,862
Cellnex Telecom SA(b)	144,884	9,917,057
Iberdrola SA	2,967,171	36,767,602
Industria de Diseno Textil SA	731,874	25,001,843
Naturgy Energy Group SA	410,235	10,552,268
Red Electrica Corp. SA	174,858	3,487,286
Repsol SA	1,022,759	11,736,320

		154,002,986

Sweden — 3.7%
Alfa Laval AB	164,264	6,669,957
Assa Abloy AB, Class B	374,231	11,975,649
Atlas Copco AB, Class A	249,199	17,131,755
Atlas Copco AB, Class B	149,667	8,667,367
Boliden AB	427,611	14,929,304
Epiroc AB, Class A	319,169	7,003,828
Epiroc AB, Class B	336,657	6,398,125
Essity AB, Class B	427,892	13,734,361
Evolution AB(b)	68,235	11,016,699
H & M Hennes & Mauritz AB, Class B(a)	382,986	7,690,594
ICA Gruppen AB	147,869	7,356,223
Investor AB, Class B	439,011	10,500,548
Kinnevik AB, Class B(a)	167,369	6,557,698
Nibe Industrier AB, Class B	686,895	9,574,124
Sandvik AB	490,031	12,505,151
Sinch AB(a)(b)	337,794	7,594,112
Skandinaviska Enskilda Banken AB, Class A	493,585	6,619,937
SKF AB, Class B	270,971	6,920,463
Svenska Cellulosa AB SCA, Class B	537,634	9,501,839
Svenska Handelsbanken AB, Class A	593,038	6,663,789
Swedbank AB, Class A	352,387	6,793,148
Tele2 AB, Class B	668,719	10,039,563
Telefonaktiebolaget LM Ericsson, Class B	1,211,166	14,346,386
Telia Co. AB	2,758,995	11,861,926
Volvo AB, Class A	316,323	7,338,511
Volvo AB, Class B	305,837	6,925,004

		246,316,061

Switzerland — 10.3%
ABB Ltd., Registered	832,186	30,786,417
Alcon Inc.	190,823	15,715,972
Barry Callebaut AG, Registered	2,600	6,623,611
Coca-Cola HBC AG, Class DI	186,809	6,761,534
Credit Suisse Group AG, Registered	979,528	10,376,645
Geberit AG, Registered	16,883	14,099,084
Givaudan SA, Registered	5,670	28,446,261
Julius Baer Group Ltd.	96,208	6,566,541
Kuehne + Nagel International AG, Registered	46,188	16,880,225
Logitech International SA, Registered	85,625	8,767,132
Lonza Group AG, Registered	44,467	37,606,907

Security	Shares	Value

Switzerland (continued)
Nestle SA, Registered	1,128,268	$142,487,542
Novartis AG, Registered	764,953	70,751,166
Partners Group Holding AG	6,363	11,281,622
Roche Holding AG, Bearer	35,273	15,789,980
Roche Holding AG, NVS	256,722	103,087,974
SGS SA, Registered	5,328	16,745,046
Sika AG, Registered	40,134	14,460,532
Sonova Holding AG, Registered	30,618	11,799,211
STMicroelectronics NV	305,881	13,625,989
Straumann Holding AG, Registered	4,742	9,162,686
Swiss Life Holding AG, Registered	14,223	7,413,438
Swiss Re AG	183,199	16,843,698
Swisscom AG, Registered	15,607	9,160,327
Temenos AG, Registered	44,306	7,029,651
UBS Group AG, Registered	1,429,266	23,841,925
Vifor Pharma AG	59,205	8,429,953
Zurich Insurance Group AG	59,903	26,284,914

		690,825,983

United Kingdom — 13.2%
3i Group PLC	543,443	9,994,506
Abrdn PLC	1,819,690	6,648,611
Antofagasta PLC	548,888	10,995,242
Ashtead Group PLC	197,314	15,424,604
Associated British Foods PLC	238,170	6,493,936
AstraZeneca PLC	608,002	71,101,834
Aviva PLC	1,526,766	8,485,939
BAE Systems PLC	1,581,016	12,351,871
Barclays PLC	5,838,981	14,804,206
Barratt Developments PLC	932,277	9,482,750
Berkeley Group Holdings PLC	136,155	9,044,042
BP PLC	10,797,717	43,928,291
British Land Co. PLC (The)	1,034,666	7,559,000
BT Group PLC(a)	4,122,686	9,637,208
Burberry Group PLC	352,117	9,016,204
Coca-Cola Europacific Partners PLC	128,859	7,440,319
Compass Group PLC(a)	572,907	11,836,231
Croda International PLC	124,336	15,651,613
DCC PLC	79,833	6,786,136
Diageo PLC	1,171,386	56,311,648
Entain PLC(a)	295,932	7,864,637
Experian PLC	169,848	7,492,013
Ferguson PLC	143,692	20,768,984
GlaxoSmithKline PLC	2,147,219	43,192,608
HSBC Holdings PLC	8,136,992	42,970,270
Informa PLC(a)	931,054	6,804,192
InterContinental Hotels Group PLC(a)	106,416	6,799,352
Intertek Group PLC	90,799	6,583,555
J Sainsbury PLC	1,942,653	8,119,517
Johnson Matthey PLC	188,322	7,613,630
Kingfisher PLC	1,722,483	8,293,791
Legal & General Group PLC	2,613,036	9,706,467
Lloyds Banking Group PLC	30,844,098	18,464,935
London Stock Exchange Group PLC	122,882	13,460,970
Mondi PLC	474,600	13,091,808
National Grid PLC	1,987,549	25,707,388
Natwest Group PLC	2,977,904	8,695,370
Next PLC	62,965	6,847,505
Ocado Group PLC(a)	250,750	6,949,593
Pearson PLC	621,597	6,555,115
Prudential PLC	861,476	17,948,528

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Reckitt Benckiser Group PLC	289,862	$22,128,413
RELX PLC	1,021,603	30,659,500
Rentokil Initial PLC	879,743	7,027,836
Rolls-Royce Holdings PLC(a)	854,346	1,347,322
Sage Group PLC (The)	655,617	6,695,504
Schroders PLC	172,431	8,964,736
Segro PLC	991,824	17,529,579
Smiths Group PLC	334,868	6,646,121
Spirax-Sarco Engineering PLC	30,563	6,777,512
SSE PLC	638,058	14,333,478
St. James’s Place PLC	337,561	7,475,200
Standard Chartered PLC	1,211,678	7,556,187
Taylor Wimpey PLC	2,763,479	6,956,467
Tesco PLC	2,978,680	10,457,016
Unilever PLC	982,891	54,727,266
Vodafone Group PLC	10,693,806	17,961,002
Whitbread PLC(a)	158,951	7,019,173
Wm Morrison Supermarkets PLC	2,036,476	8,100,205
WPP PLC	553,617	7,506,409

		886,793,345

Total Common Stocks — 99.0% (Cost: $5,467,010,104)		6,627,016,797

Preferred Stocks

Germany — 0.3%
Henkel AG & Co. KGaA, Preference Shares, NVS	65,020	6,352,656
Sartorius AG, Preference Shares, NVS	11,488	7,568,440
Volkswagen AG, Preference Shares, NVS	28,817	6,854,254

		20,775,350

Total Preferred Stocks — 0.3% (Cost: $16,966,999)		20,775,350

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	11,004,457	$11,009,959
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	1,190,000	1,190,000

		12,199,959

Total Short-Term Investments — 0.2% (Cost: $12,199,959)		12,199,959

Total Investments in Securities — 99.5% (Cost: $5,496,177,062)		6,659,992,106

Other Assets, Less Liabilities — 0.5%		34,676,481

Net Assets — 100.0%		$6,694,668,587

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$18,348,810	$—		$(7,329,447	)(a)	$(10,264)	$860	$11,009,959	11,004,457	$143,718	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	430,000	760,000	(a)	—		—	—	1,190,000	1,190,000	465		—

						$(10,264)	$860	$12,199,959		$144,183		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI EAFE ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	75	09/09/21	$13,393	$95,851
ASX SPI 200 Index	45	09/16/21	6,154	138,898
Euro STOXX 50 Index	386	09/17/21	19,058	201,264
FTSE 100 Index	98	09/17/21	9,561	26,115

				$462,128

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$462,128

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$6,670,558

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$386,284

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$33,012,983

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI EAFE ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$71,804,085	$6,555,212,712	$—	$6,627,016,797
Preferred Stocks	—	20,775,350	—	20,775,350
Money Market Funds	12,199,959	—	—	12,199,959

	$84,004,044	$6,575,988,062	$—	$6,659,992,106

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$462,128	$—	$462,128

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® ESG Aware MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
Howmet Aerospace Inc.	678,826	$21,552,726
Huntington Ingalls Industries Inc.	207,885	42,443,880
L3Harris Technologies Inc.	254,173	59,224,851
Raytheon Technologies Corp.	1,197,765	101,522,561
TransDigm Group Inc.(a)	36,567	22,213,356

		246,957,374

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	408,596	36,798,156
Expeditors International of Washington Inc.	595,185	74,183,858
FedEx Corp.	107,536	28,571,240
United Parcel Service Inc., Class B	340,677	66,646,641

		206,199,895

Auto Components — 0.3%
Aptiv PLC(a)	346,795	52,778,731
BorgWarner Inc.	506,890	21,634,065

		74,412,796

Automobiles — 1.5%
Tesla Inc.(a)	452,785	333,122,980

Banks — 3.8%
Bank of America Corp.	4,463,629	186,356,511
Citigroup Inc.	1,636,335	117,668,850
Huntington Bancshares Inc./OH	3,424,258	53,178,727
JPMorgan Chase & Co.	1,671,171	267,303,801
KeyCorp	1,091,829	22,185,965
PNC Financial Services Group Inc. (The)	215,361	41,155,487
Regions Financial Corp.	2,392,869	48,886,314
SVB Financial Group(a)	42,263	23,646,148
Truist Financial Corp.	999,920	57,055,435
U.S. Bancorp.	514,622	29,534,157

		846,971,395

Beverages — 1.8%
Brown-Forman Corp., Class B, NVS	313,139	21,988,621
Coca-Cola Co. (The)	2,942,006	165,664,358
Keurig Dr Pepper Inc.	765,247	27,296,361
Molson Coors Beverage Co., Class B	536,297	25,490,196
PepsiCo Inc.	1,053,606	164,773,442

		405,212,978

Biotechnology — 2.2%
AbbVie Inc.	869,160	104,977,145
Alnylam Pharmaceuticals Inc.(a)	109,407	22,037,852
Amgen Inc.	441,749	99,627,652
Biogen Inc.(a)	124,156	42,077,710
Gilead Sciences Inc.	1,029,499	74,926,937
Moderna Inc.(a)	176,328	66,420,994
Regeneron Pharmaceuticals Inc.(a)	44,627	30,051,822
Vertex Pharmaceuticals Inc.(a)	229,084	45,883,234

		486,003,346

Building Products — 1.2%
Allegion PLC	153,713	22,133,135
Carrier Global Corp.	680,721	39,209,530
Fortune Brands Home & Security Inc.	221,325	21,550,415
Johnson Controls International PLC	1,246,675	93,251,290
Owens Corning	235,325	22,485,304
Trane Technologies PLC	335,829	66,662,056

		265,291,730

Security	Shares	Value

Capital Markets — 3.3%
Ameriprise Financial Inc.	82,779	$22,591,218
Bank of New York Mellon Corp. (The)	952,776	52,612,291
BlackRock Inc.(b)	131,812	124,336,941
Charles Schwab Corp. (The)	643,133	46,852,239
CME Group Inc.	222,349	44,852,240
FactSet Research Systems Inc.	59,029	22,444,006
Goldman Sachs Group Inc. (The)	125,496	51,893,851
Invesco Ltd.	920,269	23,301,211
Moody’s Corp.	121,132	46,123,432
Morgan Stanley	1,149,367	120,028,396
Northern Trust Corp.	368,558	43,681,494
S&P Global Inc.	144,307	64,046,333
State Street Corp.	436,730	40,576,584
T Rowe Price Group Inc.	187,806	42,044,129

		745,384,365

Chemicals — 1.8%
Air Products & Chemicals Inc.	79,423	21,405,293
Dow Inc.	458,355	28,830,530
DuPont de Nemours Inc.	398,394	29,489,124
Ecolab Inc.	368,935	83,143,192
International Flavors & Fragrances Inc.	203,849	30,883,123
Linde PLC	344,965	108,522,539
LyondellBasell Industries NV, Class A	221,585	22,236,055
Mosaic Co. (The)	728,874	23,455,165
PPG Industries Inc.	214,642	34,246,131
Sherwin-Williams Co. (The)	77,470	23,525,315

		405,736,467

Commercial Services & Supplies — 0.2%
Copart Inc.(a)	156,654	22,608,306
Waste Management Inc.	142,157	22,049,972

		44,658,278

Communications Equipment — 0.9%
Cisco Systems Inc.	2,985,852	176,224,985
Motorola Solutions Inc.	143,759	35,108,823

		211,333,808

Consumer Finance — 0.8%
Ally Financial Inc.	544,063	28,780,933
American Express Co.	721,735	119,779,141
Discover Financial Services	171,315	21,966,009

		170,526,083

Containers & Packaging — 0.5%
Amcor PLC	2,989,963	38,421,025
Ball Corp.	463,716	44,498,187
International Paper Co.	370,575	22,267,852

		105,187,064

Distributors — 0.2%
LKQ Corp.(a)	476,427	25,102,939
Pool Corp.	44,495	21,993,878

		47,096,817

Diversified Financial Services — 0.7%
Berkshire Hathaway Inc., Class B(a)	447,196	127,795,201
Voya Financial Inc.	336,077	21,838,283

		149,633,484

Diversified Telecommunication Services — 1.0%
AT&T Inc.	3,231,888	88,618,368
Lumen Technologies Inc.	1,900,598	23,377,355
Verizon Communications Inc.	2,075,958	114,177,690

		226,173,413

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities — 1.5%
Entergy Corp.	277,062	$30,645,828
Eversource Energy	748,340	67,896,888
Exelon Corp.	1,071,952	52,547,087
NextEra Energy Inc.	2,057,274	172,790,443

		323,880,246

Electrical Equipment — 0.4%
Eaton Corp. PLC	129,108	21,736,623
Emerson Electric Co.	212,912	22,462,216
Generac Holdings Inc.(a)	55,004	24,035,648
Rockwell Automation Inc.	73,128	23,799,507

		92,033,994

Electronic Equipment, Instruments & Components — 0.7%
Cognex Corp.	257,936	22,858,288
Keysight Technologies Inc.(a)	162,265	29,107,096
TE Connectivity Ltd.	146,678	22,033,969
Teledyne Technologies Inc.(a)	55,075	25,520,654
Trimble Inc.(a)	428,351	40,359,231
Zebra Technologies Corp., Class A(a)	43,589	25,594,153

		165,473,391

Energy Equipment & Services — 0.3%
Baker Hughes Co.	1,067,530	24,318,334
Schlumberger Ltd.	1,508,556	42,299,910

		66,618,244

Entertainment — 1.8%
Activision Blizzard Inc.	273,297	22,511,474
Electronic Arts Inc.	151,792	22,041,716
Netflix Inc.(a)	217,357	123,717,431
Roku Inc.(a)	64,039	22,567,343
Walt Disney Co. (The)(a)	1,143,329	207,285,548

		398,123,512

Equity Real Estate Investment Trusts (REITs) — 2.8%
American Tower Corp.	326,998	95,539,006
Boston Properties Inc.	191,074	21,589,451
Crown Castle International Corp.	299,743	58,356,965
Digital Realty Trust Inc.	132,308	21,686,604
Equinix Inc.	84,645	71,393,825
Equity Residential	315,192	26,498,191
Healthpeak Properties Inc.	1,193,203	42,955,308
Host Hotels & Resorts Inc.(a)	1,450,388	24,018,425
Prologis Inc.	553,603	74,548,180
Regency Centers Corp.	334,674	22,965,330
SBA Communications Corp.	59,912	21,506,611
Simon Property Group Inc.	176,236	23,694,930
Ventas Inc.	509,841	28,520,506
Welltower Inc.	449,154	39,314,450
Weyerhaeuser Co.	1,157,367	41,665,212

		614,252,994

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.	187,556	85,429,882
Kroger Co. (The)	766,716	35,291,938
Sysco Corp.	319,782	25,470,636
Walgreens Boots Alliance Inc.	487,672	24,749,354

		170,941,810

Food Products — 1.4%
Archer-Daniels-Midland Co.	579,482	34,768,920
Bunge Ltd.	353,434	26,758,488
Campbell Soup Co.	498,905	20,819,306
Conagra Brands Inc.	642,601	21,282,945

Security	Shares	Value

Food Products (continued)
General Mills Inc.	517,047	$29,890,487
Hormel Foods Corp.	616,598	28,079,873
JM Smucker Co. (The)	162,810	20,134,713
Kellogg Co.	932,980	58,908,357
Lamb Weston Holdings Inc.	327,896	21,362,424
McCormick & Co. Inc./MD, NVS	246,456	21,266,688
Mondelez International Inc., Class A	430,085	26,695,376

		309,967,577

Gas Utilities — 0.2%
Atmos Energy Corp.	218,500	21,305,935
UGI Corp.	491,705	22,770,859

		44,076,794

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories	653,834	82,625,003
Align Technology Inc.(a)	41,284	29,270,356
Becton Dickinson and Co.	104,097	26,201,215
Danaher Corp.	288,126	93,398,924
Dexcom Inc.(a)(c)	77,115	40,826,223
Edwards Lifesciences Corp.(a)	558,018	65,388,549
Hologic Inc.(a)	361,619	28,622,144
IDEXX Laboratories Inc.(a)	79,260	53,402,218
Insulet Corp.(a)	115,748	34,470,912
Intuitive Surgical Inc.(a)	61,350	64,635,906
Medtronic PLC	167,178	22,314,919
Novocure Ltd.(a)	167,257	22,447,562
ResMed Inc.	130,788	37,997,838
STERIS PLC	103,328	22,216,553
West Pharmaceutical Services Inc.	169,518	76,557,719

		700,376,041

Health Care Providers & Services — 2.4%
Anthem Inc.	126,884	47,597,995
Cardinal Health Inc.	419,969	22,044,173
Centene Corp.(a)	337,239	21,239,312
Cigna Corp.	271,622	57,488,796
CVS Health Corp.	627,271	54,189,942
DaVita Inc.(a)	163,096	21,328,064
HCA Healthcare Inc.	188,280	47,631,074
Humana Inc.	71,584	29,021,585
Laboratory Corp. of America Holdings(a)	80,957	24,560,735
Quest Diagnostics Inc.	184,913	28,260,254
UnitedHealth Group Inc.	416,953	173,565,025

		526,926,955

Health Care Technology — 0.3%
Cerner Corp.	510,423	38,970,796
Teladoc Health Inc.(a)(c)	158,943	22,954,548

		61,925,344

Hotels, Restaurants & Leisure — 1.8%
Booking Holdings Inc.(a)	21,742	49,999,425
Caesars Entertainment Inc.(a)	261,341	26,560,086
Chipotle Mexican Grill Inc.(a)	12,845	24,448,274
Darden Restaurants Inc.	157,597	23,741,988
Hilton Worldwide Holdings Inc.(a)	357,427	44,628,335
Marriott International Inc./MD, Class A(a)	165,463	22,360,670
McDonald’s Corp.	365,971	86,903,473
MGM Resorts International	572,306	24,391,682
Royal Caribbean Cruises Ltd.(a)	281,738	23,308,185
Starbucks Corp.	496,027	58,278,212

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Vail Resorts Inc.(a)	84,181	$25,662,578

		410,282,908

Household Durables — 0.1%
Newell Brands Inc.	894,683	22,733,895

Household Products — 1.5%
Clorox Co. (The)	186,086	31,271,752
Colgate-Palmolive Co.	844,032	65,792,295
Kimberly-Clark Corp.	425,998	58,706,784
Procter & Gamble Co. (The)	1,255,031	178,703,864

		334,474,695

Industrial Conglomerates — 1.5%
3M Co.	685,162	133,428,448
General Electric Co.	476,900	50,270,029
Honeywell International Inc.	494,595	114,701,526
Roper Technologies Inc.	85,471	41,306,425

		339,706,428

Insurance — 1.9%
American International Group Inc.	697,428	38,051,672
Aon PLC, Class A	78,071	22,395,447
Arthur J Gallagher & Co.	151,777	21,798,213
Chubb Ltd.	274,575	50,499,834
Hartford Financial Services Group Inc. (The)	326,903	21,974,420
Lincoln National Corp.	329,554	22,623,882
Marsh & McLennan Companies Inc.	483,108	75,944,577
MetLife Inc.	947,543	58,747,666
Progressive Corp. (The)	234,117	22,554,832
Prudential Financial Inc.	388,122	41,094,357
Travelers Companies Inc. (The)	243,871	38,948,637

		414,633,537

Interactive Media & Services — 6.4%
Alphabet Inc., Class A(a)	156,467	452,807,675
Alphabet Inc., Class C, NVS(a)	158,414	460,864,345
Facebook Inc., Class A(a)	1,180,080	447,698,750
Snap Inc., Class A, NVS(a)	518,743	39,481,530
Twitter Inc.(a)	347,355	22,404,398

		1,423,256,698

Internet & Direct Marketing Retail — 4.3%
Amazon.com Inc.(a)	241,666	838,771,936
eBay Inc.	410,418	31,495,477
Etsy Inc.(a)	112,090	24,240,583
MercadoLibre Inc.(a)	28,372	52,983,292

		947,491,288

IT Services — 5.7%
Accenture PLC, Class A	346,062	116,470,627
Akamai Technologies Inc.(a)	190,698	21,596,548
Automatic Data Processing Inc.	439,467	91,866,182
Cloudflare Inc., Class A(a)	182,415	22,024,787
Cognizant Technology Solutions Corp., Class A	284,380	21,701,038
Fidelity National Information Services Inc.	264,596	33,807,431
Fiserv Inc.(a)	317,292	37,373,825
International Business Machines Corp.	786,719	110,408,144
Mastercard Inc., Class A	496,915	172,046,880
MongoDB Inc.(a)	59,067	23,144,222
Okta Inc.(a)(c)	130,204	34,321,774
PayPal Holdings Inc.(a)	610,559	176,243,961
Snowflake Inc., Class A(a)	119,411	36,342,738
Square Inc., Class A(a)(c)	216,215	57,960,755
Twilio Inc., Class A(a)	129,958	46,389,808

Security	Shares	Value

IT Services (continued)
VeriSign Inc.(a)	101,745	$22,003,374
Visa Inc., Class A	974,938	223,358,296
Western Union Co. (The)	994,592	21,522,971

		1,268,583,361

Leisure Products — 0.1%
Hasbro Inc.	305,673	30,050,713

Life Sciences Tools & Services — 1.5%
Agilent Technologies Inc.	430,819	75,595,810
Illumina Inc.(a)	103,452	47,294,116
Mettler-Toledo International Inc.(a)	26,696	41,454,350
Thermo Fisher Scientific Inc.	201,047	111,571,033
Waters Corp.(a)	128,163	53,062,045

		328,977,354

Machinery — 1.6%
Caterpillar Inc.	330,743	69,743,777
Cummins Inc.	135,287	31,925,026
Deere & Co.	162,444	61,408,705
Fortive Corp.	302,580	22,351,585
IDEX Corp.	147,212	32,975,488
Illinois Tool Works Inc.	156,806	36,513,845
Pentair PLC	298,690	23,046,920
Xylem Inc./NY	590,270	80,459,704

		358,425,050

Media — 1.1%
Cable One Inc.	11,999	25,192,981
Comcast Corp., Class A	1,995,709	121,099,622
Discovery Inc., Class C, NVS(a)(c)	814,850	22,481,712
Fox Corp., Class A, NVS	595,711	22,303,420
Interpublic Group of Companies Inc. (The)	766,736	28,545,581
ViacomCBS Inc., Class B, NVS	544,232	22,558,416

		242,181,732

Metals & Mining — 0.2%
Newmont Corp.	511,494	29,661,537
Nucor Corp.	183,539	21,576,845

		51,238,382

Multi-Utilities — 0.7%
Consolidated Edison Inc.	624,486	47,117,469
Public Service Enterprise Group Inc.	863,599	55,218,520
Sempra Energy	335,066	44,349,336

		146,685,325

Multiline Retail — 0.4%
Target Corp.	337,712	83,408,110

Oil, Gas & Consumable Fuels — 2.0%
Cheniere Energy Inc.(a)	259,543	22,699,631
Chevron Corp.	1,012,242	97,954,658
ConocoPhillips	1,189,874	66,073,703
Exxon Mobil Corp.	2,008,171	109,485,483
Hess Corp.	510,894	35,123,963
Kinder Morgan Inc.	1,356,394	22,068,530
Marathon Petroleum Corp.	447,065	26,497,543
Occidental Petroleum Corp.	975,677	25,065,142
ONEOK Inc.	437,449	22,974,822
Phillips 66	325,236	23,121,027

		451,064,502

Personal Products — 0.1%
Estee Lauder Companies Inc. (The), Class A	65,829	22,414,116

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	1,351,194	$90,340,831
Catalent Inc.(a)	178,279	23,254,713
Eli Lilly & Co.	456,184	117,827,765
Johnson & Johnson	1,280,906	221,763,256
Merck & Co. Inc.	1,375,775	104,957,874
Pfizer Inc.	1,683,442	77,556,173
Zoetis Inc.	435,598	89,105,927

		724,806,539

Professional Services — 0.6%
IHS Markit Ltd.	420,298	50,687,939
Jacobs Engineering Group Inc.	163,365	22,047,740
Leidos Holdings Inc.	286,081	28,067,407
Robert Half International Inc.	252,146	26,071,897

		126,874,983

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	454,620	43,779,906

Road & Rail — 0.9%
CSX Corp.	1,656,863	53,897,753
Kansas City Southern	111,141	31,193,945
Norfolk Southern Corp.	179,925	45,618,185
Uber Technologies Inc.(a)	541,239	21,184,094
Union Pacific Corp.	246,593	53,471,226

		205,365,203

Semiconductors & Semiconductor Equipment — 5.4%
Advanced Micro Devices Inc.(a)(c)	579,646	64,178,405
Analog Devices Inc.	269,425	43,902,804
Applied Materials Inc.	720,910	97,416,568
Broadcom Inc.	102,857	51,141,529
Intel Corp.	2,628,013	142,070,383
Lam Research Corp.	120,886	73,114,271
Marvell Technology Inc.	489,803	29,971,046
Micron Technology Inc.(a)	583,347	42,992,674
NVIDIA Corp.	1,495,183	334,696,715
NXP Semiconductors NV	142,532	30,662,909
ON Semiconductor Corp.(a)	552,831	24,523,583
QUALCOMM Inc.	379,244	55,631,302
Skyworks Solutions Inc.	121,609	22,310,387
Texas Instruments Inc.	864,633	165,067,086
Xilinx Inc.	151,238	23,531,120

		1,201,210,782

Software — 10.5%
Adobe Inc.(a)	318,513	211,397,078
ANSYS Inc.(a)	95,360	34,840,730
Autodesk Inc.(a)	174,225	54,025,430
Cadence Design Systems Inc.(a)	199,159	32,558,513
Coupa Software Inc.(a)	102,511	25,095,718
Crowdstrike Holdings Inc., Class A(a)	100,477	28,234,037
DocuSign Inc.(a)	104,872	31,067,281
Fair Isaac Corp.(a)	48,198	22,158,549
HubSpot Inc.(a)	37,840	25,900,345
Intuit Inc.	192,154	108,780,301
Microsoft Corp.	4,030,637	1,216,768,698
Oracle Corp.	845,672	75,374,745
Palantir Technologies Inc., Class A(a)	892,086	23,497,545
Paycom Software Inc.(a)	47,153	23,053,102
PTC Inc.(a)	170,717	22,476,600
RingCentral Inc., Class A(a)	85,871	21,661,818
salesforce.com Inc.(a)	588,916	156,221,747

Security	Shares	Value

Software (continued)
ServiceNow Inc.(a)	131,472	$84,620,638
Splunk Inc.(a)	152,581	23,325,058
Synopsys Inc.(a)	97,618	32,432,604
VMware Inc., Class A(a)(c)	140,806	20,961,789
Workday Inc., Class A(a)(c)	148,162	40,471,932
Zoom Video Communications Inc., Class A(a)	94,237	27,281,612

		2,342,205,870

Specialty Retail — 2.2%
Best Buy Co. Inc.	403,036	46,957,724
Home Depot Inc. (The)	695,784	226,950,825
Lowe’s Companies Inc.	496,240	101,178,374
Ross Stores Inc.	170,280	20,161,152
TJX Companies Inc. (The)	674,435	49,044,913
Tractor Supply Co.	114,970	22,332,923
Ulta Beauty Inc.(a)	59,727	23,132,864

		489,758,775

Technology Hardware, Storage & Peripherals — 6.4%
Apple Inc.	8,846,515	1,343,166,372
Hewlett Packard Enterprise Co.	1,888,494	29,196,117
HP Inc.	916,004	27,241,959
Western Digital Corp.(a)	361,804	22,866,013

		1,422,470,461

Textiles, Apparel & Luxury Goods — 0.8%
Lululemon Athletica Inc.(a)	77,356	30,955,550
Nike Inc., Class B	749,440	123,462,746
VF Corp.	430,338	32,907,947

		187,326,243

Trading Companies & Distributors — 0.4%
Fastenal Co.	462,393	25,824,649
WW Grainger Inc.	138,925	60,251,773

		86,076,422

Wireless Telecommunication Services — 0.1%
T-Mobile U.S. Inc.(a)	152,987	20,962,279

Total Common Stocks — 99.6% (Cost: $17,674,374,189)		22,170,944,732

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(b)(d)(e)	47,532,314	47,556,080
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(d)	84,248,000	84,248,000

		131,804,080

Total Short-Term Investments — 0.6% (Cost: $131,803,066)		131,804,080

Total Investments in Securities — 100.2% (Cost: $17,806,177,255)		22,302,748,812

Other Assets, Less Liabilities — (0.2)%		(40,118,409)

Net Assets — 100.0%		$22,262,630,403

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,563,398	$44,018,518	(a)	$—	$(19,745)	$(6,091)	$47,556,080	47,532,314	$339,463	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	16,098,000	68,150,000	(a)	—	—	—	84,248,000	84,248,000	8,084		—
BlackRock Inc.	38,648,494	66,081,007		(15,839,781)	4,666,670	30,780,551	124,336,941	131,812	1,399,608		—

					$4,646,925	$30,774,460	$256,141,021		$1,747,155		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	388	09/17/21	$87,698	$2,907,853

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,907,853

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$7,198,350

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,158,642

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$46,857,227

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$22,170,944,732	$—	$—	$22,170,944,732
Money Market Funds	131,804,080	—	—	131,804,080

	$22,302,748,812	$—	$—	$22,302,748,812

Derivative financial instruments(a)
Assets
Futures Contracts	$2,907,853	$—	$—	$2,907,853

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
AAR Corp.(a)	16,449	$556,799
Aerovironment Inc.(a)(b)	6,237	638,419
Axon Enterprise Inc.(a)	15,562	2,830,261
BWX Technologies Inc.	43,720	2,510,840
Curtiss-Wright Corp.	13,787	1,678,981
Ducommun Inc.(a)	10,140	534,378
Hexcel Corp.(a)	23,266	1,319,415
Kaman Corp.	13,429	524,805
Kratos Defense & Security Solutions Inc.(a)	24,583	607,692
Maxar Technologies Inc.	22,844	726,211
Mercury Systems Inc.(a)	32,616	1,643,194
Moog Inc., Class A	11,730	931,831
PAE Inc.(a)	69,705	466,326
Spirit AeroSystems Holdings Inc., Class A	13,496	529,583
Vectrus Inc.(a)	11,387	572,880
Virgin Galactic Holdings Inc.(a)(b)	32,594	883,623

		16,955,238

Air Freight & Logistics — 0.1%
Echo Global Logistics Inc.(a)	23,710	779,585
Hub Group Inc., Class A(a)	11,419	801,614

		1,581,199

Airlines — 0.2%
Alaska Air Group Inc.(a)	13,161	754,652
American Airlines Group Inc.(a)	26,844	535,269
JetBlue Airways Corp.(a)	38,132	576,937

		1,866,858

Auto Components — 1.0%
Adient PLC(a)	13,643	536,716
American Axle & Manufacturing Holdings Inc.(a)	61,605	546,436
Dana Inc.	39,450	917,607
Dorman Products Inc.(a)	6,242	585,874
Fox Factory Holding Corp.(a)	7,767	1,193,555
Gentex Corp.	24,570	756,756
Gentherm Inc.(a)	22,692	1,947,427
Goodyear Tire & Rubber Co. (The)(a)	38,472	609,396
LCI Industries	8,769	1,242,217
Luminar Technologies Inc.(a)	34,068	592,102
Modine Manufacturing Co.(a)	40,723	506,594
Veoneer Inc.(a)(b)	18,707	669,711
Visteon Corp.(a)	6,619	699,496
XPEL Inc.(a)(b)	7,266	552,071

		11,355,958

Automobiles — 0.4%
Canoo Inc.(a)	89,414	644,675
Harley-Davidson Inc.	36,430	1,440,078
Thor Industries Inc.	12,844	1,456,895
Winnebago Industries Inc.	7,727	537,954
Workhorse Group Inc.(a)(b)	59,667	585,333

		4,664,935

Banks — 7.2%
Amalgamated Financial Corp.	38,225	594,399
Amerant Bancorp Inc.(a)	23,589	626,760
Ameris Bancorp.	22,137	1,090,026
Associated Banc-Corp.	30,870	636,539
Atlantic Union Bankshares Corp.	17,164	635,068
Bancorp. Inc. (The)(a)	21,386	527,379
BancorpSouth Bank	37,211	1,091,399

Security	Shares	Value

Banks (continued)
Bank of Hawaii Corp.	18,049	$1,512,687
Bank OZK	49,220	2,088,405
Banner Corp.	17,063	976,004
Berkshire Hills Bancorp. Inc.	21,645	554,761
BOK Financial Corp.	12,771	1,124,486
Bryn Mawr Bank Corp.	15,913	649,250
Cadence BanCorp.	19,850	426,973
Camden National Corp.	19,664	917,719
Cathay General Bancorp.	18,535	737,322
CIT Group Inc.	19,607	1,086,620
Columbia Banking System Inc.	14,247	518,021
Comerica Inc.	52,542	3,883,379
Commerce Bancshares Inc.	29,849	2,110,921
Community Bank System Inc.	6,472	478,928
Community Trust Bancorp. Inc.	16,774	698,805
Cullen/Frost Bankers Inc.	13,380	1,528,264
CVB Financial Corp.	23,754	483,631
East West Bancorp. Inc.	30,412	2,230,416
First Busey Corp.	35,404	839,075
First Financial Bancorp.	33,388	784,952
First Hawaiian Inc.	51,430	1,435,411
First Horizon Corp.	134,907	2,211,126
First Interstate BancSystem Inc., Class A	24,051	1,059,687
First of Long Island Corp. (The)	28,645	607,274
FNB Corp.	82,179	959,851
Fulton Financial Corp.	129,276	2,049,025
Glacier Bancorp. Inc.	24,305	1,294,484
Great Western Bancorp. Inc.	16,876	522,481
Hancock Whitney Corp.	20,724	952,475
Heritage Financial Corp./WA	15,372	391,217
Hilltop Holdings Inc.	17,672	591,482
Independent Bank Corp.	7,372	565,432
Independent Bank Corp./MI	30,821	645,392
International Bancshares Corp.	26,381	1,104,836
Live Oak Bancshares Inc.	9,749	596,736
National Bank Holdings Corp., Class A	9,683	363,112
OceanFirst Financial Corp.	43,179	917,985
Old National Bancorp./IN	16,368	272,691
PacWest Bancorp.	14,941	635,740
Park National Corp.	5,427	636,261
People’s United Financial Inc.	136,541	2,243,369
Pinnacle Financial Partners Inc.	22,683	2,198,436
Popular Inc.	17,852	1,355,681
Prosperity Bancshares Inc.	13,778	962,807
QCR Holdings Inc.	13,400	696,130
Sandy Spring Bancorp. Inc.	21,798	949,739
ServisFirst Bancshares Inc.	15,247	1,119,435
Signature Bank/New York NY	9,562	2,479,713
Silvergate Capital Corp., Class A(a)	5,514	622,972
Simmons First National Corp., Class A	15,256	443,187
South State Corp.	16,338	1,120,460
Southside Bancshares Inc.	14,310	539,344
Synovus Financial Corp.	33,439	1,441,221
Texas Capital Bancshares Inc.(a)	9,769	664,194
TriState Capital Holdings Inc.(a)	28,517	576,329
Triumph Bancorp. Inc.(a)	7,081	582,200
Trustmark Corp.	23,223	734,311
Umpqua Holdings Corp.	84,273	1,640,795
United Community Banks Inc./GA	12,371	373,233
Valley National Bancorp.	152,809	1,992,629

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Webster Financial Corp.	35,623	$1,799,674
Western Alliance Bancorp.	26,826	2,617,145
Wintrust Financial Corp.	19,696	1,474,049
Zions Bancorp. NA	66,081	3,826,090

		79,098,030

Beverages — 0.1%
Celsius Holdings Inc.(a)(b)	7,909	646,640
MGP Ingredients Inc.	8,672	566,281

		1,212,921

Biotechnology — 6.0%
ACADIA Pharmaceuticals Inc.(a)	40,120	702,501
Acceleron Pharma Inc.(a)	13,837	1,852,498
Agios Pharmaceuticals Inc.(a)(b)	16,870	753,752
Alder Biopharmaceuticals Inc.(a)(b)(c)	3,497	3,077
Alector Inc.(a)(b)	21,626	584,551
Alkermes PLC(a)	28,576	893,286
Allakos Inc.(a)	8,059	718,540
Allogene Therapeutics Inc.(a)	24,843	592,506
Amicus Therapeutics Inc.(a)	51,465	586,186
AnaptysBio Inc.(a)	22,565	577,890
Anavex Life Sciences Corp.(a)	28,461	554,705
Apellis Pharmaceuticals Inc.(a)	9,700	638,745
Arcus Biosciences Inc.(a)	18,972	553,413
Arena Pharmaceuticals Inc.(a)	19,477	1,030,723
Arrowhead Pharmaceuticals Inc.(a)	23,134	1,552,754
Atara Biotherapeutics Inc.(a)	43,684	654,386
Beam Therapeutics Inc.(a)	7,142	792,191
BioCryst Pharmaceuticals Inc.(a)	45,970	731,842
Biohaven Pharmaceutical Holding Co. Ltd.(a)	10,963	1,438,784
Bluebird Bio Inc.(a)	30,075	550,373
Blueprint Medicines Corp.(a)	7,058	658,300
Bridgebio Pharma Inc.(a)	18,463	925,181
CareDx Inc.(a)	7,294	534,504
Cortexyme Inc.(a)	5,807	559,214
CRISPR Therapeutics AG(a)(b)	11,491	1,435,800
Deciphera Pharmaceuticals Inc.(a)	19,793	623,479
Denali Therapeutics Inc.(a)	16,774	892,377
Dicerna Pharmaceuticals Inc.(a)	26,509	545,555
Dynavax Technologies Corp.(a)(b)	45,125	878,132
Eagle Pharmaceuticals Inc./DE(a)	15,270	814,960
Editas Medicine Inc.(a)	15,091	959,637
Emergent BioSolutions Inc.(a)	11,346	715,706
Exelixis Inc.(a)	52,990	1,015,818
Fate Therapeutics Inc.(a)	14,957	1,095,600
FibroGen Inc.(a)	45,560	529,863
Global Blood Therapeutics Inc.(a)(b)	20,313	582,780
Halozyme Therapeutics Inc.(a)	25,163	1,056,594
ImmunoGen Inc.(a)	104,067	629,605
Immunovant Inc.(a)	70,908	614,063
Inovio Pharmaceuticals Inc.(a)(b)	67,438	582,664
Insmed Inc.(a)	24,158	677,390
Intellia Therapeutics Inc.(a)	13,918	2,234,257
Invitae Corp.(a)(b)	31,114	921,908
Ionis Pharmaceuticals Inc.(a)	28,673	1,140,038
Iovance Biotherapeutics Inc.(a)	29,409	707,875
Karuna Therapeutics Inc.(a)	5,185	616,497
Kodiak Sciences Inc.(a)	5,906	556,227
Krystal Biotech Inc.(a)	10,059	582,818
Kura Oncology Inc.(a)	33,912	626,016

Security	Shares	Value

Biotechnology (continued)
Ligand Pharmaceuticals Inc.(a)	5,110	$676,053
MacroGenics Inc.(a)	24,091	568,789
Mirati Therapeutics Inc.(a)	8,931	1,515,859
Myovant Sciences Ltd.(a)	24,383	593,482
Myriad Genetics Inc.(a)	17,627	630,694
Natera Inc.(a)	15,052	1,782,608
Ocugen Inc.(a)	75,656	574,229
OPKO Health Inc.(a)	152,697	589,410
Passage Bio Inc.(a)	48,712	585,518
Prothena Corp. PLC(a)	9,976	669,589
PTC Therapeutics Inc.(a)	14,201	619,874
REGENXBIO Inc.(a)	18,083	584,081
Rhythm Pharmaceuticals Inc.(a)	44,557	579,687
Rocket Pharmaceuticals Inc.(a)	18,998	649,922
Sage Therapeutics Inc.(a)	13,158	608,031
Sangamo Therapeutics Inc.(a)	58,171	576,475
Sarepta Therapeutics Inc.(a)	20,205	1,578,415
Sorrento Therapeutics Inc.(a)	63,539	571,851
SpringWorks Therapeutics Inc.(a)	7,090	532,459
Sutro Biopharma Inc.(a)	28,402	616,891
TG Therapeutics Inc.(a)	25,969	702,981
Turning Point Therapeutics Inc.(a)(b)	9,082	699,496
Twist Bioscience Corp.(a)	7,435	841,716
Ultragenyx Pharmaceutical Inc.(a)(b)	18,344	1,766,344
uniQure NV(a)	19,909	577,361
United Therapeutics Corp.(a)	8,870	1,905,986
Veracyte Inc.(a)	15,816	760,908
Vericel Corp.(a)	10,566	572,360
Vir Biotechnology Inc.(a)	14,943	770,162
Xencor Inc.(a)	17,356	587,848
Xenon Pharmaceuticals Inc.(a)	32,897	580,632
Y-mAbs Therapeutics Inc.(a)	18,986	584,389
Zymeworks Inc.(a)(b)	17,155	565,943

		65,495,604

Building Products — 1.6%
AAON Inc.	15,558	1,059,655
Advanced Drainage Systems Inc.	16,310	1,861,786
Armstrong World Industries Inc.	13,650	1,418,645
AZEK Co. Inc. (The)(a)	23,392	993,926
Builders FirstSource Inc.(a)	47,044	2,506,975
Carlisle Companies Inc.	14,449	3,044,982
Cornerstone Building Brands Inc.(a)	35,607	591,788
Gibraltar Industries Inc.(a)	7,381	551,065
JELD-WEN Holding Inc.(a)	19,231	529,622
Masonite International Corp.(a)	5,197	621,977
Resideo Technologies Inc.(a)	35,348	1,139,620
Trex Co. Inc.(a)	28,492	3,127,282

		17,447,323

Capital Markets — 2.0%
Affiliated Managers Group Inc.	13,048	2,219,595
Ares Management Corp., Class A	20,849	1,609,126
Artisan Partners Asset Management Inc., Class A	17,905	930,344
Cohen & Steers Inc.	7,855	688,962
Cowen Inc., Class A	14,987	540,132
Diamond Hill Investment Group Inc.	3,409	623,949
Donnelley Financial Solutions Inc.(a)	19,886	663,198
Evercore Inc., Class A	6,335	884,619
Focus Financial Partners Inc., Class A(a)	11,122	577,009
Interactive Brokers Group Inc., Class A	15,218	983,692

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Janus Henderson Group PLC	59,849	$2,595,053
Jefferies Financial Group Inc.	32,343	1,195,397
LPL Financial Holdings Inc.	22,144	3,273,990
Morningstar Inc.	6,438	1,725,320
Open Lending Corp., Class A(a)(b)	25,789	953,419
Stifel Financial Corp.	8,455	584,241
StoneX Group Inc.(a)	8,386	584,420
Victory Capital Holdings Inc., Class A	19,531	684,171
Virtu Financial Inc., Class A	20,935	512,489
Virtus Investment Partners Inc.	2,292	716,708

		22,545,834

Chemicals — 1.8%
Amyris Inc.(a)(b)	42,649	641,868
Avient Corp.	19,702	1,026,277
Axalta Coating Systems Ltd.(a)	93,087	2,842,877
Balchem Corp.	7,412	1,040,793
Chemours Co. (The)	36,867	1,235,413
HB Fuller Co.	19,162	1,294,776
Ingevity Corp.(a)	6,794	546,170
Innospec Inc.	14,349	1,343,066
Koppers Holdings Inc.(a)	17,329	570,124
Livent Corp.(a)	35,982	894,872
Minerals Technologies Inc.	18,414	1,448,077
Orion Engineered Carbons SA(a)	42,153	744,844
Quaker Chemical Corp.	2,178	564,363
Scotts Miracle-Gro Co. (The)	8,159	1,279,576
Sensient Technologies Corp.	6,344	550,976
Stepan Co.	6,599	775,778
Trinseo SA	17,304	898,597
Tronox Holdings PLC, Class A	28,713	606,706
Valvoline Inc.	44,649	1,346,614
WR Grace & Co.	8,484	590,826

		20,242,593

Commercial Services & Supplies — 1.7%
ABM Industries Inc.	19,127	947,169
ACCO Brands Corp.	62,087	581,755
ADT Inc.	64,383	551,118
Brady Corp., Class A, NVS	10,906	581,617
Brink’s Co. (The)	6,794	531,019
Clean Harbors Inc.(a)	7,742	794,484
Covanta Holding Corp.	42,491	851,945
Deluxe Corp.	13,417	514,542
Harsco Corp.(a)	29,411	536,457
Healthcare Services Group Inc.	25,732	673,149
Herman Miller Inc.	29,858	1,254,932
HNI Corp.	14,332	543,039
IAA Inc.(a)	41,365	2,197,309
KAR Auction Services Inc.(a)	49,015	828,844
Matthews International Corp., Class A	23,995	888,535
Montrose Environmental Group Inc.(a)(b)	11,790	589,500
MSA Safety Inc.	10,089	1,642,893
Pitney Bowes Inc.	36,549	273,021
Steelcase Inc., Class A	58,209	820,165
Tetra Tech Inc.	12,205	1,755,567
UniFirst Corp./MA	3,047	697,976
Viad Corp.(a)	12,873	555,985

		18,611,021

Communications Equipment — 0.9%
ADTRAN Inc.	34,639	715,642

Security	Shares	Value

Communications Equipment (continued)
Calix Inc.(a)	12,222	$569,545
Ciena Corp.(a)	41,081	2,346,958
CommScope Holding Co. Inc.(a)	52,492	829,374
Harmonic Inc.(a)(b)	66,155	611,272
Infinera Corp.(a)	63,381	536,837
Lumentum Holdings Inc.(a)(b)	18,264	1,582,393
Plantronics Inc.(a)	18,664	555,814
Ribbon Communications Inc.(a)	84,799	553,737
ViaSat Inc.(a)	10,573	545,990
Viavi Solutions Inc.(a)	33,543	546,415

		9,393,977

Construction & Engineering — 1.9%
AECOM(a)	40,911	2,682,125
API Group Corp.(a)(d)	33,623	779,717
Arcosa Inc.	12,579	639,265
Argan Inc.	12,282	568,657
Comfort Systems USA Inc.	17,057	1,295,991
Dycom Industries Inc.(a)	7,614	573,563
EMCOR Group Inc.	20,296	2,465,964
Fluor Corp.(a)	33,585	559,526
Granite Construction Inc.	16,108	653,018
Great Lakes Dredge & Dock Corp.(a)	36,863	557,000
IES Holdings Inc.(a)	10,711	523,768
MasTec Inc.(a)	12,817	1,171,986
MYR Group Inc.(a)	6,974	725,366
Primoris Services Corp.	21,506	552,704
Quanta Services Inc.	40,219	4,106,360
Sterling Construction Co. Inc.(a)	25,138	579,682
Valmont Industries Inc.	5,134	1,277,647
WillScot Mobile Mini Holdings Corp.(a)	51,703	1,530,409

		21,242,748

Construction Materials — 0.1%
Summit Materials Inc., Class A(a)	31,168	1,049,427

Consumer Finance — 0.7%
Credit Acceptance Corp.(a)(b)	1,234	715,325
Encore Capital Group Inc.(a)	12,910	635,301
Green Dot Corp., Class A(a)	13,074	682,986
LendingClub Corp.(a)	19,958	619,896
OneMain Holdings Inc.	16,099	931,005
PRA Group Inc.(a)	20,421	857,682
PROG Holdings Inc.	18,295	865,719
SLM Corp.	61,277	1,148,944
Upstart Holdings Inc.(a)	3,190	730,893

		7,187,751

Containers & Packaging — 0.9%
AptarGroup Inc.	20,160	2,717,568
Berry Global Group Inc.(a)	25,749	1,729,560
Graphic Packaging Holding Co.	45,663	937,005
Greif Inc., Class A, NVS	10,665	675,308
Myers Industries Inc.	25,066	571,505
O-I Glass Inc.(a)	36,776	556,421
Sonoco Products Co.	35,659	2,328,532

		9,515,899

Diversified Consumer Services — 1.4%
2U Inc.(a)(b)	20,330	752,820
Adtalem Global Education Inc.(a)	15,815	585,155
American Public Education Inc.(a)	21,008	552,510
Bright Horizons Family Solutions Inc.(a)	17,964	2,618,433

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
Chegg Inc.(a)	29,317	$2,439,761
frontdoor Inc.(a)	17,240	752,009
Graham Holdings Co., Class B	1,118	689,594
Grand Canyon Education Inc.(a)	9,756	869,650
H&R Block Inc.	45,935	1,178,233
Houghton Mifflin Harcourt Co.(a)(b)	40,365	543,716
Service Corp. International	27,024	1,696,026
Strategic Education Inc.	7,089	554,927
Terminix Global Holdings Inc.(a)	51,264	2,134,120
WW International Inc.(a)(b)	24,093	521,613

		15,888,567

Diversified Financial Services — 0.0%
Cannae Holdings Inc.(a)	17,309	552,503

Diversified Telecommunication Services — 0.4%
Bandwidth Inc., Class A(a)(b)	8,031	826,390
Cincinnati Bell Inc.(a)	24,658	381,953
Cogent Communications Holdings Inc.	10,674	774,719
Iridium Communications Inc.(a)	28,879	1,285,404
Liberty Latin America Ltd., Class C, NVS(a)	42,344	609,330

		3,877,796

Electric Utilities — 0.2%
Hawaiian Electric Industries Inc.	38,400	1,674,240

Electrical Equipment — 1.1%
Acuity Brands Inc.	10,662	1,967,459
Atkore Inc.(a)	11,151	1,034,478
Blink Charging Co.(a)	17,510	567,849
Bloom Energy Corp., Class A(a)(b)	34,609	741,325
EnerSys	11,313	956,967
FuelCell Energy Inc.(a)(b)	91,044	568,114
Hubbell Inc.	13,010	2,681,491
Regal Beloit Corp.	10,040	1,500,177
Shoals Technologies Group Inc., Class A(a)	17,519	570,594
TPI Composites Inc.(a)	14,458	524,970
Vertiv Holdings Co.	54,553	1,536,758

		12,650,182

Electronic Equipment, Instruments & Components — 3.2%
Advanced Energy Industries Inc.	6,222	561,100
Avnet Inc.	28,350	1,147,041
Badger Meter Inc.	25,913	2,775,023
Benchmark Electronics Inc.	23,778	642,719
Coherent Inc.(a)	6,871	1,736,096
CTS Corp.	15,852	556,088
ePlus Inc.(a)	10,597	1,146,807
Fabrinet(a)	5,242	540,031
FARO Technologies Inc.(a)	9,409	648,656
Flex Ltd.(a)(b)	144,941	2,693,004
II-VI Inc.(a)	16,813	1,058,883
Insight Enterprises Inc.(a)(b)	12,178	1,252,994
Itron Inc.(a)	16,404	1,378,100
Jabil Inc.	23,381	1,444,478
Kimball Electronics Inc.(a)	24,941	602,824
Knowles Corp.(a)	34,171	683,420
Littelfuse Inc.	4,582	1,307,703
Methode Electronics Inc.	26,834	1,249,659
MicroVision Inc.(a)	40,263	593,074
National Instruments Corp.	56,335	2,355,930
Novanta Inc.(a)	11,377	1,743,184
OSI Systems Inc.(a)	19,086	1,888,369

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
PAR Technology Corp.(a)	9,514	$646,286
Plexus Corp.(a)	15,854	1,455,873
Rogers Corp.(a)	5,561	1,181,212
SYNNEX Corp.	9,065	1,151,890
Vishay Intertechnology Inc.	24,550	539,364
Vishay Precision Group Inc.(a)	19,171	716,420
Vontier Corp.	41,092	1,494,516

		35,190,744

Energy Equipment & Services — 0.7%
Archrock Inc.	73,250	562,560
Cactus Inc., Class A	15,895	596,221
ChampionX Corp.(a)	48,932	1,141,584
Core Laboratories NV	21,183	583,804
DMC Global Inc.(a)	14,328	575,556
Liberty Oilfield Services Inc., Class A(a)	54,854	560,608
NOV Inc.(a)	106,284	1,399,760
Oceaneering International Inc.(a)	47,841	588,444
TechnipFMC PLC(a)(b)	198,288	1,314,649

		7,323,186

Entertainment — 0.4%
Cinemark Holdings Inc.(a)	37,372	666,343
IMAX Corp.(a)	38,158	599,462
Lions Gate Entertainment Corp., Class A(a)	43,850	566,542
World Wrestling Entertainment Inc., Class A	10,911	568,572
Zynga Inc., Class A(a)	214,345	1,896,953

		4,297,872

Equity Real Estate Investment Trusts (REITs) — 7.4%
Agree Realty Corp.	9,597	715,456
Alexander & Baldwin Inc.	49,002	1,023,162
American Assets Trust Inc.	15,533	618,524
American Campus Communities Inc.	48,097	2,445,732
American Homes 4 Rent, Class A	49,463	2,074,478
Americold Realty Trust	47,317	1,738,427
Apartment Income REIT Corp.	25,541	1,297,994
Apple Hospitality REIT Inc.	37,211	549,979
Armada Hoffler Properties Inc.	42,394	569,351
Brandywine Realty Trust	72,492	1,006,189
Brixmor Property Group Inc.	89,786	2,105,482
Centerspace	6,409	648,463
Columbia Property Trust Inc.	55,230	923,446
CoreSite Realty Corp.	13,962	2,071,542
Corporate Office Properties Trust	66,655	1,878,338
Cousins Properties Inc.	28,298	1,091,171
CubeSmart	35,822	1,916,477
CyrusOne Inc.	28,293	2,177,995
DiamondRock Hospitality Co.(a)	76,412	690,764
DigitalBridge Group Inc.(a)	104,447	720,684
Douglas Emmett Inc.	69,508	2,294,459
Easterly Government Properties Inc.	36,783	786,053
Empire State Realty Trust Inc., Class A	80,392	825,626
EPR Properties	15,569	790,127
Essential Properties Realty Trust Inc.	28,390	920,120
Federal Realty Investment Trust	20,604	2,508,949
First Industrial Realty Trust Inc.	31,297	1,752,319
Four Corners Property Trust Inc.	22,686	649,046
Franklin Street Properties Corp.	113,802	546,250
Gaming and Leisure Properties Inc.	41,782	2,059,853
Healthcare Trust of America Inc., Class A	28,771	872,624
Hudson Pacific Properties Inc.	39,037	1,029,796

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Independence Realty Trust Inc.	35,307	$723,087
Innovative Industrial Properties Inc.	3,815	938,147
iStar Inc.	38,304	1,013,141
JBG SMITH Properties	57,548	1,733,921
Kilroy Realty Corp.	51,328	3,369,683
Kimco Realty Corp.	142,226	3,099,104
Lamar Advertising Co., Class A	12,004	1,366,415
Life Storage Inc.	24,764	3,081,632
Macerich Co. (The)	59,560	1,017,285
National Retail Properties Inc.	25,309	1,204,961
National Storage Affiliates Trust	9,971	570,840
Outfront Media Inc.(a)	39,689	982,700
Paramount Group Inc.	60,840	539,042
Park Hotels & Resorts Inc.(a)	66,178	1,266,647
Pebblebrook Hotel Trust	26,296	579,301
Physicians Realty Trust	42,775	791,765
Piedmont Office Realty Trust Inc., Class A	61,206	1,090,691
PotlatchDeltic Corp.	11,054	574,255
QTS Realty Trust Inc., Class A	16,138	1,258,441
Rayonier Inc.	24,833	913,358
Retail Properties of America Inc., Class A	46,571	615,669
Rexford Industrial Realty Inc.	28,886	1,788,910
Ryman Hospitality Properties Inc.(a)	12,258	1,018,272
Sabra Health Care REIT Inc.	47,400	758,400
SITE Centers Corp.	46,396	747,440
SL Green Realty Corp.	19,485	1,365,509
Spirit Realty Capital Inc.	16,207	839,036
STAG Industrial Inc.	20,432	863,252
STORE Capital Corp.	50,656	1,827,162
Sunstone Hotel Investors Inc.(a)	51,152	592,852
Tanger Factory Outlet Centers Inc.	33,220	555,438
Uniti Group Inc.	82,981	1,084,562
Washington REIT	47,566	1,195,809
Xenia Hotels & Resorts Inc.(a)	36,184	630,325

		81,295,928

Food & Staples Retailing — 0.8%
BJ’s Wholesale Club Holdings Inc.(a)(b)	30,303	1,716,968
Casey’s General Stores Inc.	6,964	1,424,556
Grocery Outlet Holding Corp.(a)(b)	20,510	533,875
PriceSmart Inc.	14,278	1,208,062
SpartanNash Co.	25,707	552,701
Sprouts Farmers Market Inc.(a)	33,791	841,396
U.S. Foods Holding Corp.(a)	49,744	1,691,296
United Natural Foods Inc.(a)	18,163	668,398

		8,637,252

Food Products — 1.5%
Beyond Meat Inc.(a)(b)	12,126	1,450,755
Cal-Maine Foods Inc.	15,067	544,823
Darling Ingredients Inc.(a)	37,817	2,817,366
Flowers Foods Inc.	52,728	1,272,327
Fresh Del Monte Produce Inc.	17,174	564,681
Freshpet Inc.(a)	13,210	1,692,729
Hain Celestial Group Inc. (The)(a)	24,402	912,879
Ingredion Inc.	38,025	3,340,876
Landec Corp.(a)	50,713	549,222
Post Holdings Inc.(a)(b)	11,291	1,263,576
Sanderson Farms Inc.	2,733	537,035
Simply Good Foods Co. (The)(a)	20,454	728,571
TreeHouse Foods Inc.(a)	16,193	606,752

Security	Shares	Value

Food Products (continued)
Vital Farms Inc.(a)	30,585	$549,918

		16,831,510

Gas Utilities — 0.9%
Chesapeake Utilities Corp.	5,003	653,892
National Fuel Gas Co.	22,246	1,152,565
New Jersey Resources Corp.	32,531	1,214,708
Northwest Natural Holding Co.	11,583	595,945
ONE Gas Inc.	27,609	1,982,879
South Jersey Industries Inc.	49,534	1,228,939
Southwest Gas Holdings Inc.	19,533	1,373,365
Spire Inc.	17,566	1,171,652

		9,373,945

Health Care Equipment & Supplies — 3.4%
Alphatec Holdings Inc.(a)	44,078	638,249
AngioDynamics Inc.(a)	19,459	550,690
AtriCure Inc.(a)	12,986	956,029
Axonics Inc.(a)	7,197	539,631
Cardiovascular Systems Inc.(a)	22,885	819,054
CONMED Corp.	5,646	741,546
CryoLife Inc.(a)	21,007	551,224
CryoPort Inc.(a)	9,620	611,543
Envista Holdings Corp.(a)	34,513	1,476,811
Establishment Labs Holdings Inc.(a)	7,449	558,675
Glaukos Corp.(a)	11,093	661,476
Globus Medical Inc., Class A(a)	15,763	1,286,261
Haemonetics Corp.(a)	15,055	944,701
Heska Corp.(a)	3,472	921,122
Hill-Rom Holdings Inc.	17,152	2,496,988
ICU Medical Inc.(a)	2,666	531,467
Inari Medical Inc.(a)	7,711	631,222
Inogen Inc.(a)	8,916	527,738
Integer Holdings Corp.(a)	6,918	683,429
Integra LifeSciences Holdings Corp.(a)	12,811	963,772
Intersect ENT Inc.(a)	21,891	595,654
iRhythm Technologies Inc.(a)	12,418	593,580
LivaNova PLC(a)	9,604	794,155
Merit Medical Systems Inc.(a)	15,830	1,136,119
Natus Medical Inc.(a)	25,469	675,438
Nevro Corp.(a)	6,527	796,294
NuVasive Inc.(a)	8,968	557,271
OraSure Technologies Inc.(a)	52,008	569,488
Orthofix Medical Inc.(a)	22,224	942,298
OrthoPediatrics Corp.(a)	8,440	591,644
Outset Medical Inc.(a)	13,309	656,001
Penumbra Inc.(a)	8,074	2,219,946
Quidel Corp.(a)(b)	8,807	1,135,663
Shockwave Medical Inc.(a)	8,937	1,914,395
SI-BONE Inc.(a)(b)	26,424	645,010
Silk Road Medical Inc.(a)	11,839	701,816
STAAR Surgical Co.(a)	9,820	1,516,895
Surmodics Inc.(a)	10,184	611,753
Tactile Systems Technology Inc.(a)	13,049	580,419
Tandem Diabetes Care Inc.(a)	18,348	2,058,095
Varex Imaging Corp.(a)	23,212	677,094

		37,060,656

Health Care Providers & Services — 3.2%
1Life Healthcare Inc.(a)	26,303	644,687
Acadia Healthcare Co. Inc.(a)	15,983	1,056,796
Accolade Inc.(a)	13,122	621,720

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
AdaptHealth Corp.(a)	22,982	$552,487
Addus HomeCare Corp.(a)	10,177	915,116
Amedisys Inc.(a)	9,101	1,669,578
AMN Healthcare Services Inc.(a)	14,389	1,633,439
Brookdale Senior Living Inc.(a)	81,696	596,381
Chemed Corp.	2,994	1,427,240
CorVel Corp.(a)	5,820	959,194
Covetrus Inc.(a)	24,885	562,152
Encompass Health Corp.	34,211	2,683,853
Ensign Group Inc. (The)	11,996	979,713
Fulgent Genetics Inc.(a)(b)	6,429	586,582
Guardant Health Inc.(a)	16,073	2,045,611
Hanger Inc.(a)	24,263	579,400
HealthEquity Inc.(a)	12,866	825,611
Joint Corp. (The)(a)	6,256	639,176
LHC Group Inc.(a)	9,960	1,860,130
MEDNAX Inc.(a)	17,918	575,347
ModivCare Inc.(a)	5,293	1,044,097
National Research Corp.	12,612	681,048
Option Care Health Inc.(a)	23,662	632,959
Owens & Minor Inc.	20,016	746,197
Patterson Companies Inc.	28,727	880,195
Pennant Group Inc. (The)(a)	20,341	621,824
PetIQ Inc.(a)	21,791	565,476
Premier Inc., Class A	34,505	1,282,896
Progyny Inc.(a)	12,884	719,829
R1 RCM Inc.(a)	60,102	1,185,211
RadNet Inc.(a)	23,021	723,090
Select Medical Holdings Corp.	25,452	879,876
Signify Health Inc., Class A(a)	20,729	538,747
Surgery Partners Inc.(a)	12,058	593,254
Tenet Healthcare Corp.(a)	15,351	1,156,698
Tivity Health Inc.(a)(b)	23,793	553,187
U.S. Physical Therapy Inc.	4,881	573,029

		34,791,826

Health Care Technology — 0.6%
Allscripts Healthcare Solutions Inc.(a)	39,431	605,660
Health Catalyst Inc.(a)	10,580	577,774
Inspire Medical Systems Inc.(a)	5,336	1,192,916
NextGen Healthcare Inc.(a)	35,218	537,427
Omnicell Inc.(a)	4,381	680,238
Phreesia Inc.(a)	8,102	579,698
Schrodinger Inc.(a)	9,643	575,591
Simulations Plus Inc.	12,481	552,908
Vocera Communications Inc.(a)	16,082	779,816

		6,082,028

Hotels, Restaurants & Leisure — 2.5%
Accel Entertainment Inc.(a)	49,970	575,654
Bally’s Corp.(a)	11,846	595,143
Boyd Gaming Corp.(a)	16,925	1,038,687
Brinker International Inc.(a)	11,006	586,290
Cheesecake Factory Inc. (The)(a)	12,715	593,155
Choice Hotels International Inc.	4,648	554,785
Churchill Downs Inc.	6,315	1,329,307
Dave & Buster’s Entertainment Inc.(a)	16,605	621,359
Everi Holdings Inc.(a)	30,054	683,729
Hilton Grand Vacations Inc.(a)	43,669	1,907,899
Hyatt Hotels Corp., Class A(a)	7,331	539,488
Jack in the Box Inc.	6,107	647,098

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Marriott Vacations Worldwide Corp.(a)	7,033	$1,051,785
Norwegian Cruise Line Holdings Ltd.(a)(b)	75,257	1,944,641
Papa John’s International Inc.	4,059	517,644
Penn National Gaming Inc.(a)(b)	34,738	2,817,252
Planet Fitness Inc., Class A(a)	25,080	2,039,004
Scientific Games Corp./DE, Class A(a)	18,813	1,361,121
SeaWorld Entertainment Inc.(a)	15,781	776,267
Shake Shack Inc., Class A(a)	8,979	778,928
Six Flags Entertainment Corp.(a)	17,401	735,018
Texas Roadhouse Inc.	9,124	866,780
Travel + Leisure Co.	22,992	1,259,042
Wendy’s Co. (The)	47,827	1,100,978
Wingstop Inc.	7,020	1,206,949
Wyndham Hotels & Resorts Inc.	25,312	1,840,182

		27,968,185

Household Durables — 1.7%
Cavco Industries Inc.(a)	2,276	581,518
Century Communities Inc.	8,834	619,263
Ethan Allen Interiors Inc.	22,503	540,522
GoPro Inc., Class A(a)	53,378	532,179
Green Brick Partners Inc.(a)	21,691	542,058
Helen of Troy Ltd.(a)	8,393	2,007,522
iRobot Corp.(a)	8,545	693,170
KB Home	23,344	1,004,492
Leggett & Platt Inc.	27,495	1,330,483
LGI Homes Inc.(a)	5,806	930,876
Lovesac Co. (The)(a)	9,744	551,121
MDC Holdings Inc.	10,082	526,785
Meritage Homes Corp.(a)	9,422	1,050,930
Purple Innovation Inc., Class A(a)(b)	21,311	519,988
Skyline Champion Corp.(a)	8,915	559,149
Sonos Inc.(a)	26,425	1,049,865
Taylor Morrison Home Corp.(a)	29,890	839,610
Tempur Sealy International Inc.	34,803	1,555,694
Toll Brothers Inc.	16,292	1,043,666
TopBuild Corp.(a)	6,451	1,411,414
TRI Pointe Homes Inc.(a)	27,141	645,142
Tupperware Brands Corp.(a)	24,007	573,047

		19,108,494

Household Products — 0.1%
Energizer Holdings Inc.	16,805	661,109
Spectrum Brands Holdings Inc.	7,925	618,625

		1,279,734

Independent Power and Renewable Electricity Producers — 0.5%
Clearway Energy Inc., Class C	49,049	1,539,648
NextEra Energy Partners LP	26,043	2,081,617
Ormat Technologies Inc.	13,318	947,309
Sunnova Energy International Inc.(a)	27,192	984,351

		5,552,925

Industrial Conglomerates — 0.1%
Raven Industries Inc.	19,679	1,148,270

Insurance — 1.9%
American Equity Investment Life Holding Co.	17,775	563,290
Argo Group International Holdings Ltd.	11,807	624,590
Assured Guaranty Ltd.	14,910	743,413
Axis Capital Holdings Ltd.	16,683	853,669
Brighthouse Financial Inc.(a)	12,155	595,109
CNO Financial Group Inc.	31,150	761,929

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
eHealth Inc.(a)	13,372	$516,828
Enstar Group Ltd.(a)	2,227	513,702
First American Financial Corp.	32,862	2,317,757
Genworth Financial Inc., Class A(a)	107,185	401,944
Goosehead Insurance Inc., Class A	3,823	561,140
Hanover Insurance Group Inc. (The)	13,587	1,919,979
Horace Mann Educators Corp.	10,579	433,739
Kemper Corp.	8,194	562,108
Kinsale Capital Group Inc.	3,093	562,462
Lemonade Inc.(a)(b)	7,608	574,708
Primerica Inc.	8,266	1,264,202
ProAssurance Corp.	18,305	466,777
Reinsurance Group of America Inc.	14,193	1,643,833
Selective Insurance Group Inc.	14,066	1,175,496
State Auto Financial Corp.	10,703	541,358
Stewart Information Services Corp.	6,220	391,549
Trupanion Inc.(a)(b)	7,637	699,396
Unum Group	45,488	1,210,891
White Mountains Insurance Group Ltd.(b)	522	585,063

		20,484,932

Interactive Media & Services — 0.5%
Cargurus Inc.(a)	19,798	601,463
TripAdvisor Inc.(a)	20,978	734,230
Vimeo Inc.(a)	25,337	965,847
Yelp Inc.(a)	15,106	581,732
ZoomInfo Technologies Inc., Class A(a)	39,304	2,562,228

		5,445,500

Internet & Direct Marketing Retail — 0.4%
1-800-Flowers.com Inc., Class A(a)	17,922	569,203
Overstock.com Inc.(a)	10,124	730,447
RealReal Inc. (The)(a)	41,917	521,447
Revolve Group Inc.(a)	9,207	529,034
Stamps.com Inc.(a)	3,187	1,048,204
Stitch Fix Inc., Class A(a)	13,090	548,602

		3,946,937

IT Services — 1.5%
Alliance Data Systems Corp.	9,034	886,326
BigCommerce Holdings Inc., Series 1(a)	10,606	631,481
Concentrix Corp.(a)	10,487	1,818,341
Conduent Inc.(a)	77,193	563,509
CSG Systems International Inc.	11,851	571,337
DXC Technology Co.(a)	57,855	2,124,436
Euronet Worldwide Inc.(a)	3,951	526,392
ExlService Holdings Inc.(a)	8,337	1,026,618
Fastly Inc., Class A(a)(b)	21,129	921,224
LiveRamp Holdings Inc.(a)	11,808	578,592
Maximus Inc.	10,304	897,375
Perficient Inc.(a)	6,693	797,939
Rackspace Technology Inc.(a)(b)	39,459	551,242
Sabre Corp.(a)	51,142	574,325
TTEC Holdings Inc.	5,191	547,443
Unisys Corp.(a)	23,737	574,673
Verra Mobility Corp.(a)	38,881	603,044
WEX Inc.(a)(b)	11,114	2,040,197

		16,234,494

Leisure Products — 0.7%
Brunswick Corp./DE	15,030	1,455,956
Callaway Golf Co.(a)	24,447	685,983
Johnson Outdoors Inc., Class A	4,734	543,416

Security	Shares	Value

Leisure Products (continued)
Malibu Boats Inc., Class A(a)	8,312	$595,139
Mattel Inc.(a)	75,966	1,621,874
Polaris Inc.	8,534	1,022,032
YETI Holdings Inc.(a)	22,245	2,209,818

		8,134,218

Life Sciences Tools & Services — 1.1%
Adaptive Biotechnologies Corp.(a)	25,623	930,627
BioNano Genomics Inc.(a)	101,212	590,066
Bruker Corp.	12,577	1,110,675
Codexis Inc.(a)(b)	23,846	644,319
Medpace Holdings Inc.(a)	5,353	976,119
NanoString Technologies Inc.(a)	10,158	591,196
NeoGenomics Inc.(a)	30,309	1,473,624
Pacific Biosciences of California Inc.(a)	34,396	1,076,939
Repligen Corp.(a)	12,555	3,552,814
Syneos Health Inc.(a)	13,343	1,237,963

		12,184,342

Machinery — 4.5%
AGCO Corp.	11,405	1,569,556
Alamo Group Inc.	3,902	604,849
Allison Transmission Holdings Inc.	31,561	1,167,126
Altra Industrial Motion Corp.	11,429	669,282
Astec Industries Inc.	10,529	643,743
Barnes Group Inc.	11,842	564,508
Chart Industries Inc.(a)(b)	8,558	1,612,156
Columbus McKinnon Corp./NY	12,745	586,907
Donaldson Co. Inc.	27,686	1,875,727
Douglas Dynamics Inc.	14,834	589,503
Energy Recovery Inc.(a)	29,936	611,592
Enerpac Tool Group Corp.	22,255	559,936
EnPro Industries Inc.	7,115	608,404
ESCO Technologies Inc.	6,520	587,582
Evoqua Water Technologies Corp.(a)	25,917	1,008,690
Federal Signal Corp.	18,153	737,556
Flowserve Corp.	37,561	1,459,996
Franklin Electric Co. Inc.	14,152	1,202,637
Graco Inc.	33,569	2,632,481
Hillenbrand Inc.	19,266	894,328
Hyster-Yale Materials Handling Inc.	8,999	527,431
ITT Inc.	26,964	2,579,646
John Bean Technologies Corp.	7,126	1,039,612
Kennametal Inc.	14,815	550,822
Lincoln Electric Holdings Inc.	8,754	1,222,146
Lindsay Corp.	4,055	668,061
Luxfer Holdings PLC	26,753	571,177
Meritor Inc.(a)	22,614	536,404
Middleby Corp. (The)(a)	10,087	1,845,316
Mueller Water Products Inc., Class A	76,911	1,278,261
Nikola Corp.(a)(b)	56,805	592,476
Oshkosh Corp.	23,075	2,643,934
Proto Labs Inc.(a)	7,597	563,394
Rexnord Corp.	27,406	1,665,189
Shyft Group Inc. (The)	13,200	580,932
SPX FLOW Inc.	9,551	769,142
Tennant Co.	10,754	795,581
Terex Corp.	17,885	913,029
Timken Co. (The)	14,545	1,069,639
Toro Co. (The)	31,123	3,421,663
TriMas Corp.(a)	16,784	538,934

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Trinity Industries Inc.	19,400	$563,182
Wabash National Corp.	36,845	572,571
Watts Water Technologies Inc., Class A	11,271	1,933,765
Welbilt Inc.(a)	40,978	958,885
Woodward Inc.	11,550	1,396,857

		49,984,608

Media — 0.9%
Cardlytics Inc.(a)	8,346	757,650
EW Scripps Co. (The), Class A	29,765	551,843
Gray Television Inc.	29,782	677,243
Iheartmedia Inc., Class A(a)	29,871	743,190
John Wiley & Sons Inc., Class A	16,447	955,571
Magnite Inc.(a)	23,555	683,566
New York Times Co. (The), Class A	40,263	2,044,555
Nexstar Media Group Inc., Class A	8,460	1,266,885
Scholastic Corp.	16,050	533,502
TEGNA Inc.	61,226	1,084,925
WideOpenWest Inc.(a)	26,547	563,327

		9,862,257

Metals & Mining — 1.4%
Alcoa Corp.(a)	45,705	2,027,931
Allegheny Technologies Inc.(a)	28,911	516,351
Arconic Corp.(a)(b)	27,392	944,750
Cleveland-Cliffs Inc.(a)	99,572	2,336,955
Coeur Mining Inc.(a)	84,144	593,215
Commercial Metals Co.	27,358	892,418
Compass Minerals International Inc.	15,386	1,029,785
Hecla Mining Co.	95,992	590,351
Reliance Steel & Aluminum Co.	16,808	2,521,872
Royal Gold Inc.	18,983	2,113,377
Schnitzer Steel Industries Inc., Class A	19,299	913,036
United States Steel Corp.	43,903	1,174,405

		15,654,446

Mortgage Real Estate Investment — 0.7%
Apollo Commercial Real Estate Finance Inc.	39,829	619,341
Blackstone Mortgage Trust Inc., Class A	23,189	760,831
Chimera Investment Corp.	37,010	566,993
Hannon Armstrong Sustainable Infrastructure Capital Inc.	24,485	1,478,160
KKR Real Estate Finance Trust Inc.	27,019	576,315
New Residential Investment Corp.	55,229	603,101
Redwood Trust Inc.	44,622	556,436
Starwood Property Trust Inc.	73,006	1,883,555
Two Harbors Investment Corp.	87,045	574,497

		7,619,229

Multi-Utilities — 0.5%
Avista Corp.	30,089	1,259,225
MDU Resources Group Inc.	102,522	3,298,133
Unitil Corp.	11,206	555,817

		5,113,175

Multiline Retail — 0.5%
Big Lots Inc.	9,643	469,228
Franchise Group Inc.	16,077	558,354
Kohl’s Corp.	33,724	1,935,758
Macy’s Inc.(a)	58,451	1,308,718
Nordstrom Inc.(a)(b)	30,591	875,209
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	8,514	616,243

		5,763,510

Security	Shares	Value

Oil, Gas & Consumable Fuels — 2.9%
Antero Midstream Corp.	81,316	$781,447
Antero Resources Corp.(a)	64,164	880,330
APA Corp.	95,152	1,853,561
Cabot Oil & Gas Corp.	65,013	1,033,057
California Resources Corp.(a)	18,558	635,240
Callon Petroleum Co.(a)(b)	20,105	686,988
Cimarex Energy Co.	22,847	1,467,234
Clean Energy Fuels Corp.(a)	79,058	626,930
CNX Resources Corp.(a)	59,350	674,216
Continental Resources Inc./OK	15,435	606,287
Delek U.S. Holdings Inc.	37,588	643,131
Diamondback Energy Inc.	37,436	2,887,813
EnLink Midstream LLC	108,615	585,435
EQT Corp.(a)	70,311	1,288,801
Equitrans Midstream Corp.	64,081	559,427
Green Plains Inc.(a)	13,938	489,224
HollyFrontier Corp.	34,026	1,100,061
Kosmos Energy Ltd.(a)	284,358	671,085
Marathon Oil Corp.	208,302	2,447,548
Matador Resources Co.	24,114	693,277
Murphy Oil Corp.	33,918	721,097
Oasis Petroleum Inc.	7,107	615,395
Ovintiv Inc.	72,614	1,979,458
PDC Energy Inc.	17,488	730,124
Range Resources Corp.(a)	63,450	927,639
Renewable Energy Group Inc.(a)(b)	11,943	578,280
SM Energy Co.	34,234	653,869
Southwestern Energy Co.(a)	167,339	761,392
Targa Resources Corp.	44,794	1,967,352
Texas Pacific Land Corp.	1,164	1,582,737
World Fuel Services Corp.	21,783	704,898

		31,833,333

Paper & Forest Products — 0.3%
Domtar Corp.(a)	17,397	953,878
Louisiana-Pacific Corp.	24,301	1,541,655
Neenah Inc.	11,131	560,891

		3,056,424

Personal Products — 0.3%
Edgewell Personal Care Co.	19,789	837,075
Herbalife Nutrition Ltd.(a)	23,492	1,206,079
Medifast Inc.	3,206	730,647
Nu Skin Enterprises Inc., Class A	10,471	530,042

		3,303,843

Pharmaceuticals — 1.3%
Aerie Pharmaceuticals Inc.(a)	37,215	554,876
Antares Pharma Inc.(a)	142,943	563,195
Arvinas Inc.(a)	9,688	835,202
Atea Pharmaceuticals Inc.(a)	17,797	528,927
BioDelivery Sciences International Inc.(a)	152,693	589,395
Cassava Sciences Inc.(a)	7,951	452,014
Corcept Therapeutics Inc.(a)	30,738	654,105
Intra-Cellular Therapies Inc.(a)	20,510	680,932
Nektar Therapeutics(a)	39,771	615,655
NGM Biopharmaceuticals Inc.(a)	24,979	545,292
Nuvation Bio Inc.(a)	66,989	618,308
Pacira BioSciences Inc.(a)	9,750	578,078
Perrigo Co. PLC	39,566	1,620,228
Prestige Consumer Healthcare Inc.(a)	9,537	547,328
Provention Bio Inc.(a)(b)	92,320	619,467

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Reata Pharmaceuticals Inc., Class A(a)	6,635	$706,694
Relmada Therapeutics Inc.(a)	23,092	552,130
Revance Therapeutics Inc.(a)	22,828	611,334
Theravance Biopharma Inc.(a)	38,697	321,185
Tilray Inc., Class 2 (a)(b)	97,047	1,328,573
Zogenix Inc.(a)(b)	39,981	592,119

		14,115,037

Professional Services — 1.7%
ASGN Inc.(a)(b)	14,701	1,649,305
CACI International Inc., Class A(a)	4,812	1,239,283
Exponent Inc.	7,825	914,743
FTI Consulting Inc.(a)	10,286	1,437,057
Heidrick & Struggles International Inc.	13,452	581,395
Huron Consulting Group Inc.(a)	10,755	530,974
ICF International Inc.	9,134	855,491
Insperity Inc.	7,751	855,245
KBR Inc.	17,743	690,912
Kelly Services Inc., Class A, NVS	40,038	778,339
Kforce Inc.	9,195	537,172
Korn Ferry	14,977	1,058,724
ManpowerGroup Inc.	17,260	2,095,709
Nielsen Holdings PLC	86,834	1,863,458
Science Applications International Corp.	9,801	825,538
TriNet Group Inc.(a)	13,915	1,281,293
TrueBlue Inc.(a)	29,521	806,809
Upwork Inc.(a)	25,156	1,124,725

		19,126,172

Real Estate Management & Development — 1.0%
Cushman & Wakefield PLC(a)(b)	57,424	1,041,671
eXp World Holdings Inc.	12,985	595,362
Howard Hughes Corp. (The)(a)	10,451	946,129
Jones Lang LaSalle Inc.(a)	12,928	3,134,135
Kennedy-Wilson Holdings Inc.	27,758	610,398
Marcus & Millichap Inc.(a)	14,106	553,237
Newmark Group Inc., Class A	42,438	578,006
Realogy Holdings Corp.(a)	32,356	567,848
Redfin Corp.(a)	15,033	730,153
RMR Group Inc. (The), Class A	14,238	659,789
St Joe Co. (The)	12,451	576,108
Tejon Ranch Co.(a)	35,793	687,942

		10,680,778

Road & Rail — 1.0%
ArcBest Corp.	8,506	567,605
Avis Budget Group Inc.(a)	13,517	1,226,668
Landstar System Inc.	13,634	2,290,921
Marten Transport Ltd.	35,168	548,269
Ryder System Inc.	20,502	1,629,704
Saia Inc.(a)	4,147	995,819
Schneider National Inc., Class B	23,880	538,255
Werner Enterprises Inc.	31,037	1,463,705
XPO Logistics Inc.(a)	16,189	1,406,986

		10,667,932

Semiconductors & Semiconductor Equipment — 2.7%
Amkor Technology Inc.	28,068	771,028
Brooks Automation Inc.	14,240	1,209,830
Cirrus Logic Inc.(a)	18,035	1,508,988
CMC Materials Inc.	4,266	565,757
Cree Inc.(a)	31,772	2,699,985
Entegris Inc.	29,078	3,493,431

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
First Solar Inc.(a)	27,230	$2,559,620
Ichor Holdings Ltd.(a)	13,325	590,431
Kulicke & Soffa Industries Inc.	24,204	1,698,879
Lattice Semiconductor Corp.(a)	27,904	1,733,396
MaxLinear Inc.(a)	10,620	554,683
MKS Instruments Inc.	5,003	736,341
Onto Innovation Inc.(a)	17,553	1,301,204
Power Integrations Inc.	13,461	1,462,403
Rambus Inc.(a)	36,198	861,512
Semtech Corp.(a)	11,837	827,643
Silicon Laboratories Inc.(a)	10,077	1,588,337
SunPower Corp.(a)	25,198	543,017
Synaptics Inc.(a)	8,359	1,586,371
Ultra Clean Holdings Inc.(a)	13,090	605,282
Universal Display Corp.	12,657	2,640,124
Veeco Instruments Inc.(a)(b)	26,180	596,642

		30,134,904

Software — 7.1%
8x8 Inc.(a)	26,255	634,058
ACI Worldwide Inc.(a)	40,006	1,289,393
Alarm.com Holdings Inc.(a)	6,807	574,034
Altair Engineering Inc., Class A(a)	11,089	820,475
Alteryx Inc., Class A(a)	10,802	799,024
Anaplan Inc.(a)	29,098	1,745,298
Appian Corp.(a)	8,067	864,782
Asana Inc., Class A(a)	12,022	908,262
Aspen Technology Inc.(a)(b)	17,778	2,302,251
Avaya Holdings Corp.(a)	25,963	523,674
Bill.com Holdings Inc.(a)	16,276	4,465,972
Blackbaud Inc.(a)	11,628	810,355
Blackline Inc.(a)	15,939	1,738,945
Bottomline Technologies DE Inc.(a)	17,837	753,970
Box Inc., Class A(a)	39,767	1,025,193
CDK Global Inc.	29,190	1,214,304
Cerence Inc.(a)	8,684	941,693
Cloudera Inc.(a)	42,783	681,533
CommVault Systems Inc.(a)	9,792	792,858
Digital Turbine Inc.(a)	12,176	711,687
Dolby Laboratories Inc., Class A	16,819	1,666,931
Domo Inc., Class B(a)	6,052	541,654
Duck Creek Technologies Inc.(a)	12,091	563,803
Elastic NV(a)	15,217	2,427,872
Envestnet Inc.(a)	10,438	833,683
Everbridge Inc.(a)	6,548	1,027,840
FireEye Inc.(a)	58,083	1,056,530
Five9 Inc.(a)	16,368	2,589,909
InterDigital Inc.	7,694	554,814
Jamf Holding Corp.(a)	20,421	717,798
LivePerson Inc.(a)(b)	13,192	845,607
Manhattan Associates Inc.(a)	13,234	2,157,010
Marathon Digital Holdings Inc.(a)	16,568	672,495
Medallia Inc.(a)	22,396	756,313
MicroStrategy Inc., Class A(a)	1,486	1,031,730
Mimecast Ltd.(a)	16,798	1,172,668
Model N Inc.(a)(b)	16,749	567,959
Momentive Global Inc.(a)	37,596	737,258
nCino Inc.(a)	8,565	531,116
NCR Corp.(a)	30,939	1,314,289
New Relic Inc.(a)	17,047	1,363,249
Nuance Communications Inc.(a)	60,491	3,330,030

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Nutanix Inc., Class A(a)	50,552	$1,865,874
Pagerduty Inc.(a)	22,102	945,966
Paylocity Holding Corp.(a)	11,699	3,149,371
Pegasystems Inc.	4,887	672,598
Progress Software Corp.	32,199	1,499,185
Proofpoint Inc.(a)(c)	12,806	2,252,575
PROS Holdings Inc.(a)	14,740	637,358
Q2 Holdings Inc.(a)	6,287	553,822
Qualys Inc.(a)(b)	9,012	1,057,829
Rapid7 Inc.(a)	17,204	2,090,630
Riot Blockchain Inc.(a)	16,246	606,301
SailPoint Technologies Holdings Inc.(a)	13,878	650,323
Smartsheet Inc., Class A(a)	31,593	2,513,855
Sprout Social Inc., Class A(a)	11,208	1,362,893
SPS Commerce Inc.(a)(b)	9,861	1,336,461
Tenable Holdings Inc.(a)	12,965	575,257
Teradata Corp.(a)	33,806	1,848,850
Varonis Systems Inc.(a)	25,048	1,728,562
Workiva Inc.(a)(b)	13,645	1,913,984
Xperi Holding Corp.	25,927	554,060
Zuora Inc., Class A(a)	34,950	593,451

		78,467,524

Specialty Retail — 3.6%
Aaron’s Co. Inc. (The)	18,867	500,353
Abercrombie & Fitch Co., Class A(a)	14,173	506,826
American Eagle Outfitters Inc.	36,098	1,101,711
Asbury Automotive Group Inc.(a)	4,143	771,592
AutoNation Inc.(a)	10,774	1,175,336
Bed Bath & Beyond Inc.(a)	20,454	563,303
Boot Barn Holdings Inc.(a)	7,230	645,494
Buckle Inc. (The)	12,358	478,625
Caleres Inc.	22,281	547,890
Children’s Place Inc. (The)(a)	5,492	476,925
Five Below Inc.(a)	12,492	2,658,423
Floor & Decor Holdings Inc., Class A(a)	21,185	2,612,110
Foot Locker Inc.	22,814	1,293,326
GameStop Corp., Class A(a)(b)	13,525	2,951,696
Gap Inc. (The)	72,416	1,935,680
Genesco Inc.(a)	8,847	548,779
Group 1 Automotive Inc.	5,323	880,637
GrowGeneration Corp.(a)(b)	17,967	574,764
Haverty Furniture Companies Inc.	14,771	526,291
Hibbett Inc.	6,545	626,291
Leslie’s Inc.(a)	26,705	644,125
Lithia Motors Inc.	5,915	1,959,639
MarineMax Inc.(a)	10,877	528,840
Monro Inc.	10,598	603,132
Murphy USA Inc.	8,840	1,372,675
National Vision Holdings Inc.(a)	19,873	1,191,983
ODP Corp. (The)(a)	12,469	588,163
Petco Health & Wellness Co. Inc.(a)	26,152	563,053
Rent-A-Center Inc./TX	16,650	1,050,282
RH(a)(b)	3,428	2,401,897
Sally Beauty Holdings Inc.(a)	29,970	557,142
Signet Jewelers Ltd.	12,570	995,544
Sleep Number Corp.(a)	6,907	638,967
Urban Outfitters Inc.(a)	14,839	489,984
Vroom Inc.(a)	19,961	536,152
Williams-Sonoma Inc.	18,381	3,431,733

Security	Shares	Value

Specialty Retail (continued)
Zumiez Inc.(a)	13,002	$522,550

		39,451,913

Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp.(a)	24,755	753,542
Pure Storage Inc., Class A(a)	47,907	1,237,438
Xerox Holdings Corp.	58,552	1,318,006

		3,308,986

Textiles, Apparel & Luxury Goods — 2.1%
Capri Holdings Ltd.(a)	27,651	1,562,558
Carter’s Inc.	13,364	1,368,206
Columbia Sportswear Co.	12,562	1,281,450
Crocs Inc.(a)	16,035	2,290,119
Deckers Outdoor Corp.(a)	8,062	3,373,544
Hanesbrands Inc.	101,806	1,901,736
Kontoor Brands Inc.	13,160	710,114
Levi Strauss & Co., Class A	40,316	1,056,682
Oxford Industries Inc.	5,988	540,716
PVH Corp.(a)	19,883	2,083,539
Ralph Lauren Corp.	11,059	1,284,282
Steven Madden Ltd.	19,991	809,036
Tapestry Inc.(a)	62,339	2,513,508
Under Armour Inc., Class A(a)	27,819	643,732
Under Armour Inc., Class C, NVS(a)(b)	32,480	651,549
Wolverine World Wide Inc.	24,980	895,783

		22,966,554

Thrifts & Mortgage Finance — 1.2%
Essent Group Ltd.	19,831	933,644
Federal Agricultural Mortgage Corp., Class C, NVS	8,629	844,779
Flagstar Bancorp. Inc.	18,447	912,389
HomeStreet Inc.	14,704	600,659
MGIC Investment Corp.	110,668	1,689,900
Mr Cooper Group Inc.(a)	20,931	813,797
New York Community Bancorp. Inc.	85,949	1,076,082
NMI Holdings Inc., Class A(a)	25,260	570,118
PennyMac Financial Services Inc.	15,143	1,007,767
Premier Financial Corp.	19,940	606,176
Radian Group Inc.	53,240	1,258,061
Rocket Companies Inc., Class A	29,621	513,924
TFS Financial Corp.	30,667	613,033
Walker & Dunlop Inc.	5,787	642,646
Washington Federal Inc.	19,084	635,497
WSFS Financial Corp.	7,997	363,144

		13,081,616

Trading Companies & Distributors — 1.3%
Air Lease Corp.	18,604	739,323
Beacon Roofing Supply Inc.(a)	12,259	631,093
Boise Cascade Co.	31,064	1,797,052
GATX Corp.	12,159	1,114,737
GMS Inc.(a)	14,127	698,015
Herc Holdings Inc.(a)	5,091	669,212
McGrath RentCorp	11,487	801,563
Rush Enterprises Inc., Class A	12,627	556,851
SiteOne Landscape Supply Inc.(a)	14,095	2,820,410
Triton International Ltd.	22,475	1,229,832
Univar Solutions Inc.(a)	25,529	602,740
Veritiv Corp.(a)	6,672	598,278
Watsco Inc.	3,427	954,145
WESCO International Inc.(a)	13,337	1,560,696

		14,773,947

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	23,451	$934,522

Water Utilities — 0.3%
American States Water Co.	16,040	1,479,048
Middlesex Water Co.	7,796	852,960
SJW Group	9,214	638,807

		2,970,815

Wireless Telecommunication Services — 0.1%
Shenandoah Telecommunications Co.	17,529	522,890
Telephone and Data Systems Inc.	27,216	553,029

		1,075,919

Total Common Stocks — 100.1% (Cost: $918,841,367)		1,100,431,026

Short-Term Investments

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	43,527,022	43,548,786
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	1,390,000	1,390,000

		44,938,786

Total Short-Term Investments — 4.1% (Cost: $44,934,457)		44,938,786

Total Investments in Securities — 104.2% (Cost: $963,775,824)		1,145,369,812

Other Assets, Less Liabilities — (4.2)%		(46,331,515)

Net Assets — 100.0%		$1,099,038,297

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$13,849,687	$29,710,119(a	)	$—	$(7,420)	$(3,600)	$43,548,786	43,527,022	$136,154	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	360,000	1,030,000(a	)	—	—	—	1,390,000	1,390,000	327		—

					$(7,420)	$(3,600)	$44,938,786		$136,481		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI USA Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	10	09/17/21	$1,136	$28,245
S&P MidCap 400 E-Mini Index	2	09/17/21	550	8,581

				$36,826

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$36,826

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(31,872)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$36,826

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$337,200

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,098,175,374	$—	$2,255,652	$1,100,431,026
Money Market Funds	44,938,786	—	—	44,938,786

	$1,143,114,160	$—	$2,255,652	$1,145,369,812

Derivative financial instruments(a)
Assets
Futures Contracts	$36,826	$—	$—	$36,826

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.3%
Globant SA(a)	8,870	$2,858,624

Brazil — 3.0%
Adecoagro SA(a)	21,111	197,388
Americanas SA(a)	99,549	796,269
Atacadao SA	113,138	397,125
B3 SA - Brasil, Bolsa, Balcao	1,375,141	3,741,826
Banco Bradesco SA	328,701	1,267,560
Banco do Brasil SA	192,736	1,134,246
Banco Santander Brasil SA	92,646	751,445
CCR SA	273,589	648,152
Cosan SA	231,718	988,122
CPFL Energia SA	53,013	297,729
Energisa SA	42,176	361,907
Equatorial Energia SA	203,831	1,003,229
Klabin SA(a)	158,260	805,257
Localiza Rent a Car SA	136,255	1,461,418
Lojas Renner SA	201,122	1,480,371
Natura & Co. Holding SA(a)	200,808	2,004,663
Notre Dame Intermedica Participacoes SA	117,134	1,810,879
Rede D’Or Sao Luiz SA(b)	87,877	1,169,586
Rumo SA(a)	291,062	1,053,740
Telefonica Brasil SA	113,936	963,569
TIM SA	188,269	453,669
Ultrapar Participacoes SA	160,114	447,135
Via S/A(a)	290,055	582,825
WEG SA	376,591	2,589,846

		26,407,956

Chile — 0.3%
Cencosud Shopping SA	111,145	157,990
Empresas CMPC SA	253,093	562,214
Empresas COPEC SA	87,399	813,064
Enel Americas SA	4,964,747	697,642
Falabella SA	168,697	668,165

		2,899,075

China — 33.9%
360 Security Technology Inc., Class A(a)	87,000	160,430
3SBio Inc.(a)(b)	298,000	331,980
51job Inc., ADR(a)	6,645	510,336
AAC Technologies Holdings Inc.	162,500	900,845
Air China Ltd., Class A(a)	83,600	93,846
Air China Ltd., Class H(a)	392,000	262,902
Alibaba Group Holding Ltd.(a)	2,005,916	42,003,064
Alibaba Health Information Technology Ltd.(a)	908,000	1,498,726
A-Living Smart City Services Co. Ltd.(b)	129,250	513,684
Angel Yeast Co. Ltd., Class A	11,700	72,693
Baozun Inc., ADR(a)	13,332	321,035
BBMG Corp., Class A	135,300	56,807
Beijing Capital International Airport Co. Ltd., Class H(a)	364,000	219,501
Beijing Enterprises Water Group Ltd.	1,014,000	418,210
BOC Aviation Ltd.(b)	48,400	362,840
BYD Co. Ltd., Class A	24,500	1,054,892
BYD Co. Ltd., Class H	176,000	5,916,961
By-Health Co. Ltd., Class A	24,100	93,891
CanSino Biologics Inc., Class A(a)	1,169	69,907
CanSino Biologics Inc., Class H(a)(b)	18,200	719,246
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	3,565	106,948

Security	Shares	Value

China (continued)
China Aoyuan Group Ltd.	288,000	$172,187
China Communications Services Corp. Ltd., Class H	470,000	250,185
China Conch Venture Holdings Ltd.	364,500	1,491,834
China Construction Bank Corp., Class A	127,500	115,503
China Construction Bank Corp., Class H	21,560,000	15,535,223
China East Education Holdings Ltd.(b)	123,000	131,970
China Eastern Airlines Corp. Ltd., Class A(a)	162,900	118,612
China Education Group Holdings Ltd.	179,000	338,423
China Everbright Environment Group Ltd.	826,000	571,067
China Feihe Ltd.(b)	802,000	1,449,234
China Gas Holdings Ltd.	691,800	2,002,493
China Jinmao Holdings Group Ltd.	1,232,000	400,526
China Jushi Co. Ltd., Class A	51,178	139,121
China Lesso Group Holdings Ltd.	240,000	513,683
China Medical System Holdings Ltd.	302,000	592,753
China Mengniu Dairy Co. Ltd.	709,000	4,264,465
China Merchants Bank Co. Ltd., Class H	875,000	7,216,654
China Merchants Property Operation & Service Co. Ltd., Class A	11,700	22,302
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	108,900	167,883
China Molybdenum Co. Ltd., Class A	234,300	283,655
China Molybdenum Co. Ltd., Class H	741,000	578,103
China National Medicines Corp. Ltd., Class A	11,400	51,546
China Overseas Land & Investment Ltd.	857,500	1,975,411
China Resources Gas Group Ltd.	208,000	1,262,316
China Resources Pharmaceutical Group Ltd.(b)	360,000	187,221
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	13,300	57,552
China Southern Airlines Co. Ltd., Class A(a)	157,500	140,563
China Southern Airlines Co. Ltd., Class H(a)	346,000	201,529
China Tourism Group Duty Free Corp. Ltd., Class A	26,800	949,036
China Vanke Co. Ltd., Class A	132,000	404,791
China Vanke Co. Ltd., Class H	381,900	1,030,426
Chongqing Changan Automobile Co. Ltd., Class A	85,680	273,838
CIFI Ever Sunshine Services Group Ltd.	166,000	342,914
CIFI Holdings Group Co. Ltd.	766,000	514,922
CITIC Ltd.	1,307,000	1,623,859
Contemporary Amperex Technology Co. Ltd., Class A	31,400	2,412,390
Country Garden Services Holdings Co. Ltd.	342,000	2,609,703
CSPC Pharmaceutical Group Ltd.	2,013,360	2,554,152
Dali Foods Group Co. Ltd.(b)	446,000	250,025
Dongfeng Motor Group Co. Ltd., Class H	610,000	667,943
ENN Energy Holdings Ltd.	177,400	3,510,327
ENN Natural Gas Co. Ltd., Class A	21,400	67,840
Eve Energy Co. Ltd., Class A	24,532	388,725
Fosun International Ltd.	567,500	717,829
Fu Jian Anjoy Foods Co. Ltd., Class A	2,500	60,524
Fuyao Glass Industry Group Co. Ltd., Class A	29,100	215,954
Fuyao Glass Industry Group Co. Ltd., Class H(b)	134,000	824,610
Ganfeng Lithium Co. Ltd., Class A	15,300	522,130
Ganfeng Lithium Co. Ltd., Class H(b)	58,400	1,345,513
Geely Automobile Holdings Ltd.	1,320,000	4,783,976
GEM Co. Ltd., Class A	62,500	130,234
Genscript Biotech Corp.(a)	254,000	1,207,578
GoerTek Inc., Class A	48,000	346,146
Gotion High-tech Co. Ltd., Class A(a)	15,900	132,405
Great Wall Motor Co. Ltd., Class A	31,500	323,441
Great Wall Motor Co. Ltd., Class H	692,500	3,194,033
Greenland Holdings Corp. Ltd., Class A	112,245	77,346

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2021	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Greentown Service Group Co. Ltd.	342,000	$365,858
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	12,700	40,715
Guangzhou Automobile Group Co. Ltd., Class H	662,000	666,514
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	18,900	86,259
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	6,500	106,193
Guangzhou R&F Properties Co. Ltd., Class H	364,800	311,032
Hangzhou Robam Appliances Co. Ltd., Class A	12,700	70,246
Hansoh Pharmaceutical Group Co. Ltd.(b)	268,000	730,711
HengTen Networks Group Ltd.(a)(c)	636,000	312,112
Hopson Development Holdings Ltd.	147,900	576,200
Huaxia Bank Co. Ltd., Class A	169,900	147,351
Industrial Bank Co. Ltd., Class A	280,500	803,484
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	79,100	417,384
Jafron Biomedical Co. Ltd., Class A	8,600	65,284
Jiangsu Zhongtian Technology Co. Ltd., Class A	34,800	43,808
Jinke Properties Group Co. Ltd., Class A	80,100	59,501
Jinxin Fertility Group Ltd.(b)	292,000	463,999
Joyoung Co. Ltd., Class A	9,100	29,635
Kaisa Group Holdings Ltd.	665,000	221,354
Kingdee International Software Group Co. Ltd.(a)	584,000	2,126,562
Kuang-Chi Technologies Co. Ltd., Class A(a)	29,400	104,088
KWG Group Holdings Ltd.	273,000	287,413
Lee & Man Paper Manufacturing Ltd.	309,000	271,195
Lenovo Group Ltd.	1,620,000	1,786,912
Li Auto Inc., ADR(a)	120,999	3,734,029
Li Ning Co. Ltd.	503,000	6,745,115
Liaoning Cheng Da Co. Ltd., Class A	18,900	71,063
Logan Group Co. Ltd.	326,000	388,580
Longfor Group Holdings Ltd.(b)	408,000	1,765,545
Meituan, Class B(a)(b)	903,000	28,873,027
Microport Scientific Corp.	141,400	877,080
Ming Yang Smart Energy Group Ltd., Class A	24,100	83,942
Minth Group Ltd.	166,000	688,948
NARI Technology Co. Ltd., Class A	77,360	419,355
NIO Inc., ADR(a)	305,050	11,991,515
Offshore Oil Engineering Co. Ltd., Class A	80,100	56,222
Ovctek China Inc., Class A	11,960	124,047
Pharmaron Beijing Co. Ltd., Class A	9,300	277,744
Pharmaron Beijing Co. Ltd., Class H(b)	29,600	656,741
Ping An Insurance Group Co. of China Ltd., Class A	145,600	1,126,667
Ping An Insurance Group Co. of China Ltd., Class H	1,419,500	10,991,298
Poly Developments and Holdings Group Co. Ltd., Class A	151,300	266,854
Poly Property Services Co. Ltd., Class H	28,200	172,384
Shandong Sinocera Functional Material Co. Ltd., Class A	7,400	52,522
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	572,000	941,187
Shanghai Electric Group Co. Ltd., Class A	155,700	118,010
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	27,800	272,565
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	110,500	708,871
Shanghai M&G Stationery Inc., Class A	12,700	135,936
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	26,100	77,630
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	171,000	339,235
Shenzhen Inovance Technology Co. Ltd., Class A	36,050	397,146
Shenzhen International Holdings Ltd.	279,000	364,080
Shenzhen Investment Ltd.	602,000	178,687
Shenzhen Overseas Chinese Town Co. Ltd., Class A	109,100	113,847
Shenzhou International Group Holdings Ltd.	185,300	4,016,585
Shimao Group Holdings Ltd.	281,000	580,635

Security	Shares	Value

China (continued)
Sichuan Chuantou Energy Co. Ltd., Class A	47,300	$83,401
Sinotrans Ltd., Class A	52,600	40,477
Sinotruk Hong Kong Ltd.	158,000	311,302
Skshu Paint Co. Ltd., Class A	4,900	110,617
Sungrow Power Supply Co. Ltd., Class A	19,700	479,814
Suning.com Co. Ltd., Class A(a)	144,000	117,805
TCL Technology Group Corp., Class A	187,200	206,723
Tencent Holdings Ltd.	772,100	47,687,043
Tongcheng-Elong Holdings Ltd.(a)	218,800	510,063
Topchoice Medical Corp., Class A(a)	4,500	164,179
Topsports International Holdings Ltd.(b)	348,000	458,845
Transfar Zhilian Co. Ltd., Class A	42,600	57,301
Uni-President China Holdings Ltd.	302,000	285,438
Unisplendour Corp. Ltd., Class A	43,000	158,268
Vinda International Holdings Ltd.(c)	79,000	232,848
Vipshop Holdings Ltd., ADR(a)	102,437	1,515,043
Want Want China Holdings Ltd.	1,090,000	740,719
Weifu High-Technology Group Co. Ltd., Class A	9,800	35,173
Wuchan Zhongda Group Co. Ltd., Class A	61,000	57,465
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	30,100	79,492
WuXi AppTec Co. Ltd., Class A	34,392	708,652
WuXi AppTec Co. Ltd., Class H(b)	76,560	1,526,839
Wuxi Biologics Cayman Inc., New(a)(b)	806,000	12,478,454
Xiamen Intretech Inc., Class A	10,075	49,906
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	39,100	88,468
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	177,600	340,475
Xinyi Solar Holdings Ltd.	1,086,000	2,628,322
XPeng Inc., ADR(a)	86,118	3,660,015
Yadea Group Holdings Ltd.(b)	270,000	480,418
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	12,800	72,865
Yum China Holdings Inc.	94,107	5,793,227
Yunnan Baiyao Group Co. Ltd., Class A	17,600	241,859
Yutong Bus Co. Ltd., Class A	26,300	50,156
Zhejiang Chint Electrics Co. Ltd., Class A	27,500	267,949
Zhejiang Expressway Co. Ltd., Class H	324,000	284,114
Zhejiang Huayou Cobalt Co. Ltd., Class A	15,500	337,120
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	10,500	65,617
Zhejiang Weixing New Building Materials Co. Ltd., Class A	20,900	63,963
Zhenro Properties Group Ltd.	307,000	179,208
Zhongsheng Group Holdings Ltd.	129,000	1,078,569
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	107,000	130,740
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	298,800	284,723

		299,247,945

Czech Republic — 0.1%
Komercni Banka AS(a)	16,561	636,785
Moneta Money Bank AS(a)(b)	78,177	317,416

		954,201

Egypt — 0.1%
Commercial International Bank Egypt SAE(a)	380,204	1,132,846

Greece — 0.2%
Eurobank Ergasias Services and Holdings SA, Class A(a)	576,390	549,286

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Greece (continued)
Hellenic Telecommunications Organization SA	51,952	$1,022,674

		1,571,960

Hong Kong — 0.3%
Hutchmed China Ltd., ADR(a)(c)	18,814	759,333
Sino Biopharmaceutical Ltd.	2,327,500	1,946,666

		2,705,999

Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	92,377	757,401
OTP Bank Nyrt(a)	50,238	3,033,961

		3,791,362

India — 13.6%
Adani Green Energy Ltd.(a)	87,655	1,280,002
Adani Total Gas Ltd.	23,954	476,570
Asian Paints Ltd.	85,952	3,765,253
Axis Bank Ltd.(a)	508,105	5,454,403
Bajaj Auto Ltd.	15,530	791,641
Bandhan Bank Ltd.(b)	144,086	561,214
Berger Paints India Ltd.	54,560	612,760
Bharat Petroleum Corp. Ltd.	192,086	1,237,660
Biocon Ltd.(a)	96,747	474,919
Britannia Industries Ltd.	24,304	1,328,284
Colgate-Palmolive India Ltd.	27,458	636,086
Dabur India Ltd.	138,956	1,181,904
DLF Ltd.	138,278	605,496
Eicher Motors Ltd.	30,579	1,119,556
Grasim Industries Ltd.	58,932	1,208,163
Havells India Ltd.	54,609	947,272
HCL Technologies Ltd.	243,213	3,932,100
Hero MotoCorp Ltd.	26,775	1,003,474
Hindalco Industries Ltd.	352,542	2,254,777
Hindustan Unilever Ltd.	184,376	6,866,815
Housing Development Finance Corp. Ltd.	383,995	14,667,052
Info Edge India Ltd.	17,307	1,461,705
Infosys Ltd.	763,845	17,827,689
Lupin Ltd.	50,205	657,560
Mahindra & Mahindra Ltd.	194,975	2,112,697
Marico Ltd.	116,357	867,231
Motherson Sumi Systems Ltd.(a)	283,251	845,542
Nestle India Ltd.	7,583	2,019,335
PI Industries Ltd.	19,142	889,134
Pidilite Industries Ltd.	34,323	1,070,913
Piramal Enterprises Ltd.	22,730	809,708
Reliance Industries Ltd.	639,262	19,724,572
Shree Cement Ltd.	2,423	936,856
Siemens Ltd.	16,701	518,974
State Bank of India	399,527	2,323,314
Tata Consultancy Services Ltd.	207,213	10,726,681
Titan Co. Ltd.	79,405	2,085,994
Trent Ltd.	41,566	572,232
UPL Ltd.	111,373	1,127,441
Wipro Ltd.	307,010	2,692,230

		119,675,209

Indonesia — 1.0%
Aneka Tambang Tbk	1,856,500	310,865
Bank Central Asia Tbk PT	2,483,100	5,699,743
Barito Pacific Tbk PT	6,420,800	478,998
Indah Kiat Pulp & Paper Tbk PT	617,500	341,729
Indofood Sukses Makmur Tbk PT	161,800	69,993
Kalbe Farma Tbk PT	4,655,900	438,830

Security	Shares	Value

Indonesia (continued)
Merdeka Copper Gold Tbk PT(a)	2,478,100	$489,687
Tower Bersama Infrastructure Tbk PT	1,783,800	391,192
Unilever Indonesia Tbk PT	1,682,000	477,582

		8,698,619

Kuwait — 0.3%
Kuwait Finance House KSCP	1,041,668	2,861,383

Malaysia — 2.2%
AMMB Holdings Bhd	384,300	280,113
Axiata Group Bhd	642,800	640,444
CIMB Group Holdings Bhd	1,453,900	1,717,610
Dialog Group Bhd	900,600	576,195
DiGi.Com Bhd	699,400	739,173
Fraser & Neave Holdings Bhd	30,800	206,793
HAP Seng Consolidated Bhd	142,900	292,129
Hartalega Holdings Bhd	389,700	691,842
IHH Healthcare Bhd	396,800	610,474
Kossan Rubber Industries	293,100	218,573
Kuala Lumpur Kepong Bhd	98,300	505,097
Malayan Banking Bhd	882,800	1,783,428
Malaysia Airports Holdings Bhd(a)	252,763	403,132
Maxis Bhd	542,700	612,284
MISC Bhd	301,000	522,254
Nestle Malaysia Bhd	14,300	463,452
Petronas Dagangan Bhd	69,600	334,924
Petronas Gas Bhd	175,400	708,857
PPB Group Bhd	140,600	626,392
Press Metal Aluminium Holdings Bhd	723,100	939,317
Public Bank Bhd	3,256,800	3,274,819
QL Resources Bhd	247,400	330,898
RHB Bank Bhd	401,900	540,856
Sime Darby Bhd	615,800	349,296
Supermax Corp. Bhd	342,900	272,208
Telekom Malaysia Bhd	259,400	381,987
Top Glove Corp. Bhd(c)	1,194,300	1,149,194
Westports Holdings Bhd	233,200	246,832

		19,418,573

Mexico — 1.6%
Arca Continental SAB de CV	96,700	622,888
Cemex SAB de CV, CPO, NVS(a)	3,387,976	2,783,390
Coca-Cola Femsa SAB de CV	118,100	683,703
Fomento Economico Mexicano SAB de CV	435,500	3,791,868
Gruma SAB de CV, Class B	47,675	544,474
Grupo Bimbo SAB de CV, Series A	353,400	894,233
Grupo Financiero Banorte SAB de CV, Class O	581,300	3,837,321
Industrias Penoles SAB de CV(a)	32,360	458,541
Kimberly-Clark de Mexico SAB de CV, Class A	339,300	599,232

		14,215,650

Pakistan — 0.0%
Lucky Cement Ltd.(a)	28,303	141,232
MCB Bank Ltd.	80,408	79,867

		221,099

Philippines — 0.8%
Ayala Land Inc.	1,830,100	1,241,525
Bank of the Philippine Islands	407,090	680,802
Globe Telecom Inc.	5,110	279,381
GT Capital Holdings Inc.	20,920	226,768
JG Summit Holdings Inc.	688,248	897,835
SM Investments Corp.	55,140	1,114,598

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2021	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Philippines (continued)
SM Prime Holdings Inc.	2,305,200	$1,572,606
Universal Robina Corp.	201,840	611,809

		6,625,324

Poland — 1.1%
Bank Polska Kasa Opieki SA(a)	41,235	1,153,084
CD Projekt SA	15,605	693,028
Cyfrowy Polsat SA	65,824	628,311
KGHM Polska Miedz SA	31,393	1,462,198
Orange Polska SA(a)	147,320	318,476
Polski Koncern Naftowy ORLEN SA	66,007	1,279,782
Powszechna Kasa Oszczednosci Bank Polski SA(a)	196,578	2,157,865
Powszechny Zaklad Ubezpieczen SA(a)	135,250	1,433,323
Santander Bank Polska SA(a)	8,253	651,273

		9,777,340

Qatar — 0.8%
Commercial Bank PSQC (The)	468,086	764,899
Ooredoo QPSC	175,759	328,829
Qatar Fuel QSC	105,642	522,860
Qatar National Bank QPSC	1,016,767	5,275,081

		6,891,669

Russia — 3.5%
Gazprom PJSC	2,650,520	11,051,740
LUKOIL PJSC	93,165	7,966,637
Mobile TeleSystems PJSC, ADR	98,923	927,898
Moscow Exchange MICEX-RTS PJSC	330,470	826,870
Novatek PJSC, GDR(d)	20,452	4,847,405
Novolipetsk Steel PJSC	333,926	1,125,884
PhosAgro PJSC, GDR(d)	31,158	613,813
Polymetal International PLC	79,515	1,589,547
Polyus PJSC	7,620	1,374,931

		30,324,725

Saudi Arabia — 1.3%
Almarai Co. JSC	56,460	873,607
Bank AlBilad(a)	82,593	941,110
Dr Sulaiman Al Habib Medical Services Group Co.	12,050	589,768
Saudi Arabian Mining Co.(a)	96,840	1,879,336
Saudi Basic Industries Corp.	201,617	6,610,111
Savola Group (The)	58,789	629,317

		11,523,249

South Africa — 5.6%
Absa Group Ltd.(a)	161,466	1,748,653
Anglo American Platinum Ltd.	11,897	1,349,408
Aspen Pharmacare Holdings Ltd.(a)	86,940	1,173,724
Bid Corp. Ltd.(a)	75,249	1,657,045
Bidvest Group Ltd. (The)	64,432	908,502
Capitec Bank Holdings Ltd.	18,150	2,371,104
Clicks Group Ltd.	55,060	1,146,817
Discovery Ltd.(a)	97,220	863,216
FirstRand Ltd.	1,131,623	4,817,436
Gold Fields Ltd.	199,350	1,893,294
Growthpoint Properties Ltd.	766,505	816,831
Impala Platinum Holdings Ltd.	178,478	2,734,407
Kumba Iron Ore Ltd.	14,333	643,685
MTN Group Ltd.(a)	380,100	3,488,833
MultiChoice Group	84,181	665,856
Naspers Ltd., Class N	48,781	8,416,626
Nedbank Group Ltd.(a)	84,465	1,075,710
NEPI Rockcastle PLC	95,891	692,402
Northam Platinum Ltd.(a)	80,117	1,103,881

Security	Shares	Value

South Africa (continued)
Old Mutual Ltd.	1,054,493	$1,115,017
Remgro Ltd.	118,196	982,997
Sanlam Ltd.	424,937	1,885,066
Shoprite Holdings Ltd.	112,628	1,425,465
SPAR Group Ltd. (The)	43,183	617,233
Standard Bank Group Ltd.	290,369	2,965,799
Vodacom Group Ltd.	144,284	1,426,824
Woolworths Holdings Ltd.(a)	223,371	974,189

		48,960,020

South Korea — 8.7%
Amorepacific Corp.	7,209	1,411,991
AMOREPACIFIC Group	6,644	330,563
BGF retail Co. Ltd.	1,664	255,735
Celltrion Healthcare Co. Ltd.(a)	19,091	2,029,953
CJ CheilJedang Corp.	1,837	718,309
CJ Corp.	3,383	295,499
CJ Logistics Corp.(a)	2,069	304,860
Coway Co. Ltd.	12,374	834,321
Doosan Bobcat Inc.(a)	10,972	408,844
Fila Holdings Corp.	11,223	433,712
GS Engineering & Construction Corp.	14,707	566,038
GS Holdings Corp.	10,272	375,714
Hankook Tire & Technology Co. Ltd.	16,723	670,916
Hanon Systems	42,065	595,826
Hanwha Solutions Corp.(a)	27,634	967,953
Hyundai Engineering & Construction Co. Ltd.	17,453	833,138
Hyundai Glovis Co. Ltd.	4,009	670,789
Hyundai Heavy Industries Holdings Co. Ltd.	10,635	597,521
Kakao Corp.	69,628	9,290,525
KB Financial Group Inc.	88,485	4,025,185
Korean Air Lines Co. Ltd.(a)	38,506	1,037,328
LG Chem Ltd.	10,252	6,680,265
LG Corp.	19,405	1,591,637
LG Display Co. Ltd.(a)	52,018	915,058
LG Electronics Inc.	23,836	2,911,130
LG Household & Health Care Ltd.	2,098	2,643,648
Lotte Chemical Corp.	3,941	847,603
NAVER Corp.	27,606	10,452,650
POSCO Chemical Co. Ltd.	6,949	928,436
Samsung Electro-Mechanics Co. Ltd.	12,537	1,989,471
Samsung Engineering Co. Ltd.(a)	35,532	682,702
Samsung Fire & Marine Insurance Co. Ltd.	6,895	1,342,117
Samsung SDI Co. Ltd.	12,328	8,402,601
Samsung SDS Co. Ltd.	7,824	1,161,354
Shinhan Financial Group Co. Ltd.	98,375	3,277,228
SK Biopharmaceuticals Co. Ltd.(a)	6,107	659,585
SK Inc.	7,094	1,607,231
SK Innovation Co. Ltd.(a)	11,397	2,443,200
SK Telecom Co. Ltd.	2,031	522,189
SKC Co. Ltd.	4,621	632,499
Yuhan Corp.	10,796	580,966

		76,926,290

Taiwan — 15.7%
Acer Inc.	647,000	587,193
ASE Technology Holding Co. Ltd.	736,000	3,389,260
AU Optronics Corp.	1,831,000	1,154,433
Cathay Financial Holding Co. Ltd.	1,771,000	3,803,362
Chailease Holding Co. Ltd.	292,502	2,806,034
Cheng Shin Rubber Industry Co. Ltd.	406,000	545,091

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
China Steel Corp.	2,645,000	$3,633,338
Chunghwa Telecom Co. Ltd.	851,000	3,442,499
Compal Electronics Inc.	932,000	769,116
CTBC Financial Holding Co. Ltd.	4,150,000	3,439,665
Delta Electronics Inc.	436,000	4,247,053
E.Sun Financial Holding Co. Ltd.	2,687,140	2,575,877
Eclat Textile Co. Ltd.	45,000	904,433
Evergreen Marine Corp. Taiwan Ltd.	567,000	2,767,832
Far Eastern New Century Corp.	657,000	711,304
Far EasTone Telecommunications Co. Ltd.	355,000	789,796
Feng TAY Enterprise Co. Ltd.	97,000	754,991
First Financial Holding Co. Ltd.	2,314,324	1,911,394
Fubon Financial Holding Co. Ltd.	1,490,000	4,563,924
Hiwin Technologies Corp.	59,660	698,792
Hotai Motor Co. Ltd.	67,000	1,405,429
Hua Nan Financial Holdings Co. Ltd.	1,869,232	1,408,542
Innolux Corp.	2,053,000	1,271,645
Inventec Corp.	590,000	516,142
Lite-On Technology Corp.	473,000	1,042,970
MediaTek Inc.	339,000	10,992,828
Mega Financial Holding Co. Ltd.	2,432,000	2,876,426
Nan Ya Plastics Corp.	1,157,000	3,738,902
Nien Made Enterprise Co. Ltd.	36,000	536,748
Oneness Biotech Co. Ltd.(a)	51,000	355,170
President Chain Store Corp.	128,000	1,317,960
Ruentex Development Co. Ltd.	189,000	472,003
Shanghai Commercial & Savings Bank Ltd. (The)	804,000	1,304,882
SinoPac Financial Holdings Co. Ltd.	2,278,000	1,169,750
Taishin Financial Holding Co. Ltd.	2,202,117	1,536,469
Taiwan Cement Corp.	1,118,000	1,952,017
Taiwan High Speed Rail Corp.	425,000	462,939
Taiwan Mobile Co. Ltd.	369,000	1,344,796
Taiwan Semiconductor Manufacturing Co. Ltd.	2,090,000	45,844,612
Uni-President Enterprises Corp.	1,084,000	2,825,222
United Microelectronics Corp.	2,644,000	5,991,120
Wan Hai Lines Ltd.	124,000	1,109,640
Wistron Corp.	629,000	621,237
Yageo Corp.	84,000	1,446,183
Yang Ming Marine Transport Corp.(a)	353,000	1,700,453
Yuanta Financial Holding Co. Ltd.	2,179,720	1,963,543

		138,703,015

Thailand — 2.5%
Advanced Info Service PCL, NVDR	264,100	1,539,953
Airports of Thailand PCL, NVDR(c)	960,400	1,897,537
Asset World Corp. PCL, NVDR(a)	1,821,800	244,727
B Grimm Power PCL, NVDR	178,400	255,818
Bangkok Dusit Medical Services PCL, NVDR	2,129,900	1,545,012
Berli Jucker PCL, NVDR	284,800	320,030
BTS Group Holdings PCL, NVDR	1,796,900	523,906
Bumrungrad Hospital PCL, NVDR	109,800	452,572
Central Pattana PCL, NVDR	451,100	750,912
Charoen Pokphand Foods PCL, NVDR	859,400	720,054
CP ALL PCL, NVDR	1,306,300	2,633,537
Energy Absolute PCL, NVDR(c)	329,900	669,796
Gulf Energy Development PCL, NVDR	655,800	848,874
Home Product Center PCL, NVDR	1,334,700	591,383
Indorama Ventures PCL, NVDR	376,700	510,620
Intouch Holdings PCL, NVDR	246,000	652,376
Land & Houses PCL, NVDR	1,781,900	450,170
Minor International PCL, NVDR(a)	700,500	711,471

Security	Shares	Value

Thailand (continued)
Muangthai Capital PCL, NVDR	171,600	$344,259
Osotspa PCL, NVDR	252,200	285,387
PTT Exploration & Production PCL, NVDR	307,400	1,060,850
PTT Global Chemical PCL, NVDR	501,800	995,106
Siam Cement PCL (The), NVDR	174,600	2,327,661
Siam Commercial Bank PCL (The), NVDR	188,400	621,530
Sri Trang Gloves Thailand PCL, NVDR	224,500	257,706
Thai Oil PCL, NVDR(c)	257,000	395,512
Thai Union Group PCL, NVDR	662,400	408,959
True Corp. PCL, NVDR(c)	2,685,900	276,649

		22,292,367

Turkey — 0.2%
KOC Holding AS	172,688	478,313
Turkcell Iletisim Hizmetleri AS	268,326	530,584
Turkiye Garanti Bankasi AS	509,113	603,870
Turkiye Is Bankasi AS, Class C	343,980	238,122

		1,850,889

United Arab Emirates — 1.4%
Abu Dhabi Commercial Bank PJSC	624,112	1,276,039
Abu Dhabi Islamic Bank PJSC	328,835	504,762
Aldar Properties PJSC	859,133	970,185
Emirates NBD Bank PJSC	569,819	2,148,563
Emirates Telecommunications Group Co. PJSC	390,382	2,508,205
First Abu Dhabi Bank PJSC	979,300	4,532,377

		11,940,131

Total Common Stocks — 98.9% (Cost: $708,352,644)		872,475,520

Preferred Stocks

Brazil — 0.6%
Banco Bradesco SA, Preference Shares, NVS	1,086,191	4,862,946
Cia. Energetica de Minas Gerais, Preference Shares, NVS	235,640	615,669

		5,478,615

Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares, NVS	30,224	1,581,063

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	102,667	855,298

South Korea — 0.1%
LG Chem Ltd., Preference Shares, NVS	1,777	528,655
LG Household & Health Care Ltd., Preference Shares, NVS	473	280,086

		808,741

Total Preferred Stocks — 1.0% (Cost: $9,424,912)		8,723,717

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)(a)	628,915	0	(e)

Total Warrants — 0.0% (Cost: $0)		0	(e)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2021	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(f)(g)(h)	1,398,672	$1,399,372
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	2,330,000	2,330,000

		3,729,372

Total Short-Term Investments — 0.4% (Cost: $3,729,372)		3,729,372

Total Investments in Securities — 100.3% (Cost: $721,506,928)		884,928,609

Other Assets, Less Liabilities — (0.3)%		(2,399,231)

Net Assets — 100.0%		$882,529,378

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$4,152,885	$—		$(2,750,470	)(a)	$(3,122)	$79	$1,399,372	1,398,672	$330,349	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,070,000	1,260,000	(a)	—		—	—	2,330,000	2,330,000	664		—

						$(3,122)	$79	$3,729,372		$331,013		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	5	09/17/21	$325	$19,860

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG MSCI EM Leaders ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$19,860

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$90,257

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(3,429)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$462,866

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$138,344,933	$734,130,587		$—	$872,475,520
Preferred Stocks	7,914,976	808,741		—	8,723,717
Warrants	—	0	(a)	—	0	(a)
Money Market Funds	3,729,372	—		—	3,729,372

	$149,989,281	$734,939,328		$—	$884,928,609

Derivative financial instruments(b)
Assets
Futures Contracts	$19,860	$—		$—	$19,860

(a)	Rounds to less than $1.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments August 31, 2021	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
Howmet Aerospace Inc.	77,904	$2,473,452

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	26,709	2,405,413
Expeditors International of Washington Inc.	33,768	4,208,843
United Parcel Service Inc., Class B	144,306	28,230,583

		34,844,839

Airlines — 0.0%
Delta Air Lines Inc.(a)	31,843	1,287,731

Auto Components — 0.2%
Aptiv PLC(a)	53,861	8,197,106
BorgWarner Inc.	47,747	2,037,842

		10,234,948

Automobiles — 2.9%
Tesla Inc.(a)	163,366	120,191,634

Banks — 2.0%
Citizens Financial Group Inc.	84,766	3,711,903
First Republic Bank/CA	34,741	6,911,374
Huntington Bancshares Inc./OH	294,132	4,567,870
KeyCorp.	193,171	3,925,235
M&T Bank Corp.	25,617	3,586,636
PNC Financial Services Group Inc. (The)	84,439	16,136,293
Regions Financial Corp.	191,425	3,910,813
SVB Financial Group(a)	11,142	6,233,949
Truist Financial Corp.	268,563	15,324,205
U.S. Bancorp.	284,508	16,327,914

		80,636,192

Beverages — 2.3%
Coca-Cola Co. (The)	816,161	45,958,026
Keurig Dr Pepper Inc.	140,279	5,003,752
PepsiCo Inc.	275,070	43,018,197

		93,979,975

Biotechnology — 1.8%
Amgen Inc.	115,117	25,962,337
Biogen Inc.(a)	30,392	10,300,153
BioMarin Pharmaceutical Inc.(a)	36,252	3,052,781
Gilead Sciences Inc.	250,542	18,234,447
Horizon Therapeutics PLC(a)	42,405	4,583,556
Vertex Pharmaceuticals Inc.(a)	51,852	10,385,437

		72,518,711

Building Products — 0.8%
Allegion PLC	18,136	2,611,403
Fortune Brands Home & Security Inc.	27,618	2,689,165
Johnson Controls International PLC	143,581	10,739,859
Lennox International Inc.	6,807	2,281,570
Masco Corp.	51,210	3,109,471
Owens Corning	20,915	1,998,428
Trane Technologies PLC	47,507	9,430,139

		32,860,035

Capital Markets — 4.9%
Ameriprise Financial Inc.	23,294	6,357,165
Bank of New York Mellon Corp. (The)	166,459	9,191,866
BlackRock Inc.(b)	30,448	28,721,294
Carlyle Group Inc. (The)	31,774	1,569,000
Cboe Global Markets Inc.	21,411	2,700,998
Charles Schwab Corp. (The)	287,581	20,950,276

Security	Shares	Value

Capital Markets (continued)
CME Group Inc.	71,576	$14,438,311
FactSet Research Systems Inc.	7,553	2,871,802
Franklin Resources Inc.	60,531	1,963,626
Intercontinental Exchange Inc.	111,960	13,382,579
Invesco Ltd.	69,042	1,748,143
MarketAxess Holdings Inc.	7,556	3,596,051
Moody’s Corp.	33,585	12,788,160
Morgan Stanley	278,399	29,073,208
Nasdaq Inc.	22,968	4,496,675
Northern Trust Corp.	39,484	4,679,644
Raymond James Financial Inc.	24,676	3,452,172
S&P Global Inc.	47,996	21,301,585
State Street Corp.	70,101	6,513,084
T Rowe Price Group Inc.	45,419	10,167,951

		199,963,590

Chemicals — 2.2%
DuPont de Nemours Inc.	107,291	7,941,680
Ecolab Inc.	51,216	11,542,038
International Flavors & Fragrances Inc.	49,559	7,508,188
Linde PLC	104,342	32,824,950
LyondellBasell Industries NV, Class A	53,288	5,347,451
Mosaic Co. (The)	71,883	2,313,195
PPG Industries Inc.	47,200	7,530,760
Sherwin-Williams Co. (The)	50,929	15,465,609

		90,473,871

Commercial Services & Supplies — 0.5%
Copart Inc.(a)	42,375	6,115,560
Waste Management Inc.	84,336	13,081,357

		19,196,917

Communications Equipment — 1.4%
Cisco Systems Inc.	841,673	49,675,540
Motorola Solutions Inc.	33,704	8,231,191

		57,906,731

Consumer Finance — 0.8%
Ally Financial Inc.	74,502	3,941,156
American Express Co.	136,494	22,652,544
Discover Financial Services	61,162	7,842,192

		34,435,892

Containers & Packaging — 0.4%
Amcor PLC	311,087	3,997,468
Ball Corp.	64,920	6,229,723
International Paper Co.	74,473	4,475,083

		14,702,274

Distributors — 0.3%
Genuine Parts Co.	28,753	3,513,329
LKQ Corp.(a)	57,426	3,025,776
Pool Corp.	8,023	3,965,769

		10,504,874

Diversified Financial Services — 0.1%
Equitable Holdings Inc.	78,227	2,425,819
Voya Financial Inc.	24,743	1,607,800

		4,033,619

Diversified Telecommunication Services — 1.1%

Verizon Communications Inc.	825,017	45,375,935

Electric Utilities — 0.3%
Edison International	75,625	4,374,150

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Eversource Energy	68,397	$6,205,660

		10,579,810

Electrical Equipment — 0.6%
Eaton Corp. PLC	79,399	13,367,615
Generac Holdings Inc.(a)	12,517	5,469,679
Rockwell Automation Inc.	23,182	7,544,582

		26,381,876

Electronic Equipment, Instruments & Components — 0.6%
Cognex Corp.	35,119	3,112,246
Keysight Technologies Inc.(a)	37,084	6,652,128
Teledyne Technologies Inc.(a)	9,235	4,279,314
Trimble Inc.(a)	49,895	4,701,107
Zebra Technologies Corp., Class A(a)	10,633	6,243,379

		24,988,174

Energy Equipment & Services — 0.3%
Baker Hughes Co.	145,190	3,307,428
Schlumberger Ltd.	278,749	7,816,122

		11,123,550

Entertainment — 2.2%
Activision Blizzard Inc.	154,468	12,723,529
Electronic Arts Inc.	57,342	8,326,632
Take-Two Interactive Software Inc.(a)	22,935	3,697,581
Walt Disney Co. (The)(a)	361,870	65,607,031

		90,354,773

Equity Real Estate Investment Trusts (REITs) — 2.6%
American Tower Corp.	90,719	26,505,370
Boston Properties Inc.	29,476	3,330,493
Crown Castle International Corp.	85,990	16,741,393
Equinix Inc.	17,775	14,992,324
Equity Residential	70,585	5,934,081
Healthpeak Properties Inc.	107,296	3,862,656
Host Hotels & Resorts Inc.(a)	140,854	2,332,542
Prologis Inc.	147,431	19,853,059
Welltower Inc.	83,194	7,281,971
Weyerhaeuser Co.	149,105	5,367,780

		106,201,669

Food & Staples Retailing — 0.2%
Kroger Co. (The)	144,207	6,637,848

Food Products — 0.7%
Bunge Ltd.	27,959	2,116,776
Campbell Soup Co.	39,219	1,636,609
Conagra Brands Inc.	97,301	3,222,609
General Mills Inc.	121,895	7,046,750
Hormel Foods Corp.	59,155	2,693,918
JM Smucker Co. (The)	21,851	2,702,313
Kellogg Co.	51,363	3,243,060
Lamb Weston Holdings Inc.	29,252	1,905,768
McCormick & Co. Inc./MD, NVS	49,600	4,279,984

		28,847,787

Gas Utilities — 0.1%
Atmos Energy Corp.	25,587	2,494,988
UGI Corp.	41,660	1,929,275

		4,424,263

Health Care Equipment & Supplies — 2.3%
ABIOMED Inc.(a)	9,043	3,291,290
Align Technology Inc.(a)	14,961	10,607,349
Baxter International Inc.	100,677	7,673,601

Security	Shares	Value

Health Care Equipment & Supplies (continued)
DENTSPLY SIRONA Inc.	43,558	$2,687,529
Dexcom Inc.(a)(c)	19,192	10,160,629
Edwards Lifesciences Corp.(a)	124,533	14,592,777
Hologic Inc.(a)	51,307	4,060,949
IDEXX Laboratories Inc.(a)	17,055	11,490,977
Insulet Corp.(a)	13,170	3,922,158
Novocure Ltd.(a)	18,379	2,466,645
ResMed Inc.	28,988	8,421,884
STERIS PLC	19,837	4,265,153
Teleflex Inc.	9,293	3,675,010
West Pharmaceutical Services Inc.	14,746	6,659,588

		93,975,539

Health Care Providers & Services — 1.6%
AmerisourceBergen Corp.	30,585	3,737,793
Cardinal Health Inc.	58,478	3,069,510
Centene Corp.(a)	115,933	7,301,460
Cigna Corp.	68,461	14,489,771
DaVita Inc.(a)	14,206	1,857,719
HCA Healthcare Inc.	54,217	13,715,817
Humana Inc.	25,684	10,412,807
Laboratory Corp. of America Holdings(a)	19,458	5,903,168
Quest Diagnostics Inc.	26,581	4,062,374

		64,550,419

Health Care Technology — 0.2%
Cerner Corp.	61,088	4,664,069
Teladoc Health Inc.(a)	26,943	3,891,108

		8,555,177

Hotels, Restaurants & Leisure — 2.4%
Booking Holdings Inc.(a)	8,168	18,783,705
Darden Restaurants Inc.	25,933	3,906,806
Domino’s Pizza Inc.	7,757	4,009,516
Hilton Worldwide Holdings Inc.(a)	55,342	6,910,002
McDonald’s Corp.	148,630	35,293,680
Starbucks Corp.	234,697	27,574,550
Vail Resorts Inc.(a)	8,027	2,447,031

		98,925,290

Household Durables — 0.3%
Garmin Ltd.	30,564	5,331,278
Mohawk Industries Inc.(a)	11,943	2,361,848
Newell Brands Inc.	76,327	1,939,469
NVR Inc.(a)	718	3,719,197

		13,351,792

Household Products — 2.3%
Clorox Co. (The)	25,046	4,208,980
Colgate-Palmolive Co.	160,717	12,527,890
Kimberly-Clark Corp.	67,465	9,297,352
Procter & Gamble Co. (The)	488,435	69,548,260

		95,582,482

Industrial Conglomerates — 0.8%
3M Co.	115,468	22,486,238
Roper Technologies Inc.	20,893	10,097,169

		32,583,407

Insurance — 3.2%
Aflac Inc.	130,392	7,390,619
Allstate Corp. (The)	60,384	8,168,747
American Financial Group Inc./OH	14,639	2,019,304
American International Group Inc.	172,383	9,405,216
Aon PLC, Class A	45,053	12,923,904

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) August 31, 2021	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Arch Capital Group Ltd.(a)	80,993	$3,328,812
Arthur J Gallagher & Co.	41,143	5,908,958
Assurant Inc.	11,539	1,962,899
Chubb Ltd.	89,781	16,512,521
Erie Indemnity Co., Class A, NVS	5,063	896,607
Hartford Financial Services Group Inc. (The)	71,301	4,792,853
Lincoln National Corp.	36,439	2,501,537
Loews Corp.	45,298	2,530,799
Marsh & McLennan Companies Inc.	101,318	15,927,190
Principal Financial Group Inc.	54,291	3,627,182
Progressive Corp. (The)	116,765	11,249,140
Prudential Financial Inc.	79,128	8,378,073
Travelers Companies Inc. (The)	50,276	8,029,580
Willis Towers Watson PLC	25,705	5,673,608

		131,227,549

Interactive Media & Services — 8.4%
Alphabet Inc., Class A(a)	59,985	173,593,591
Alphabet Inc., Class C, NVS(a)	58,103	169,035,571

		342,629,162

Internet & Direct Marketing Retail — 0.7%
eBay Inc.	135,625	10,407,863
MercadoLibre Inc.(a)(c)	8,965	16,741,689

		27,149,552

IT Services — 5.7%
Accenture PLC, Class A	126,414	42,545,896
Automatic Data Processing Inc.	85,295	17,830,067
International Business Machines Corp.	178,152	25,001,851
Mastercard Inc., Class A	176,787	61,208,963
Okta Inc.(a)	24,192	6,377,011
Visa Inc., Class A	338,129	77,465,354
Western Union Co. (The)	82,028	1,775,086

		232,204,228

Leisure Products — 0.1%
Hasbro Inc.	26,018	2,557,830

Life Sciences Tools & Services — 2.1%
Agilent Technologies Inc.	60,781	10,665,242
Bio-Techne Corp.	7,756	3,871,330
Illumina Inc.(a)	29,061	13,285,527
Mettler-Toledo International Inc.(a)(c)	4,695	7,290,537
Thermo Fisher Scientific Inc.	78,530	43,580,223
Waters Corp.(a)	12,391	5,130,122

		83,822,981

Machinery — 2.5%
Caterpillar Inc.	108,703	22,922,201
Cummins Inc.	29,454	6,950,555
Deere & Co.	59,366	22,442,129
Dover Corp.	28,641	4,993,845
Fortive Corp.	63,964	4,725,021
IDEX Corp.	15,129	3,388,896
Illinois Tool Works Inc.	63,154	14,706,040
PACCAR Inc.	69,196	5,665,076
Pentair PLC	33,126	2,556,002
Snap-on Inc.	10,824	2,434,859
Stanley Black & Decker Inc.	32,055	6,195,270
Xylem Inc./NY	35,957	4,901,299

		101,881,193

Media — 0.3%
Cable One Inc.	1,079	2,265,458

Security	Shares	Value

Media (continued)
Discovery Inc., Class A(a)(c)	32,386	$934,012
Discovery Inc., Class C, NVS(a)	60,377	1,665,801
Interpublic Group of Companies Inc. (The)	77,983	2,903,307
Omnicom Group Inc.	42,833	3,136,232
Sirius XM Holdings Inc.	206,643	1,295,652

		12,200,462

Metals & Mining — 0.3%
Newmont Corp.	159,565	9,253,174
Steel Dynamics Inc.	41,911	2,828,574

		12,081,748

Mortgage Real Estate Investment — 0.1%
Annaly Capital Management Inc.	279,223	2,426,448

Multi-Utilities — 0.4%
CenterPoint Energy Inc.	109,832	2,755,685
Consolidated Edison Inc.	68,288	5,152,330
Sempra Energy	63,171	8,361,313

		16,269,328

Multiline Retail — 0.6%
Target Corp.	98,696	24,375,938

Oil, Gas & Consumable Fuels — 0.8%
Cheniere Energy Inc.(a)	48,024	4,200,179
Marathon Petroleum Corp.	129,802	7,693,365
ONEOK Inc.	88,737	4,660,467
Phillips 66	87,103	6,192,152
Valero Energy Corp.	81,482	5,403,071
Williams Companies Inc. (The)	241,965	5,974,116

		34,123,350

Personal Products — 0.4%
Estee Lauder Companies Inc. (The), Class A	45,819	15,600,911

Pharmaceuticals — 5.6%
Bristol-Myers Squibb Co.	446,656	29,863,420
Catalent Inc.(a)	33,894	4,421,134
Eli Lilly & Co.	162,439	41,956,369
Jazz Pharmaceuticals PLC(a)	12,101	1,593,823
Johnson & Johnson	525,375	90,958,174
Merck & Co. Inc.	504,476	38,486,474
Zoetis Inc.	94,763	19,384,719

		226,664,113

Professional Services — 0.3%
IHS Markit Ltd.	75,090	9,055,854
Robert Half International Inc.	22,580	2,334,772

		11,390,626

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	66,884	6,440,929

Road & Rail — 1.5%
AMERCO	1,964	1,298,499
CSX Corp.	456,023	14,834,428
Kansas City Southern	18,132	5,089,108
Norfolk Southern Corp.	50,219	12,732,525
Union Pacific Corp.	132,527	28,737,155

		62,691,715

Semiconductors & Semiconductor Equipment — 5.7%
Applied Materials Inc.	182,970	24,724,736
Intel Corp.	805,604	43,550,952
Lam Research Corp.	28,502	17,238,580
NVIDIA Corp.	497,172	111,291,952

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments Inc.	184,248	$35,174,786

		231,981,006

Software — 15.2%
Adobe Inc.(a)	95,422	63,331,581
ANSYS Inc.(a)	17,302	6,321,459
Autodesk Inc.(a)	43,850	13,597,447
Cadence Design Systems Inc.(a)	55,597	9,088,998
Citrix Systems Inc.	24,494	2,519,698
Intuit Inc.	54,573	30,894,321
Microsoft Corp.	1,427,457	430,920,719
salesforce.com Inc.(a)	193,557	51,344,865
VMware Inc., Class A(a)(c)	16,754	2,494,168
Workday Inc., Class A(a)	37,708	10,300,317

		620,813,573

Specialty Retail — 3.3%
Advance Auto Parts Inc.	13,098	2,656,929
Best Buy Co. Inc.	46,437	5,410,375
Burlington Stores Inc.(a)(c)	13,213	3,957,161
CarMax Inc.(a)	32,428	4,060,310
Home Depot Inc. (The)	212,124	69,190,606
Lowe’s Companies Inc.	141,031	28,754,811
TJX Companies Inc. (The)	239,378	17,407,568
Tractor Supply Co.	23,210	4,508,543

		135,946,303

Technology Hardware, Storage & Peripherals — 0.3%
Hewlett Packard Enterprise Co.	259,078	4,005,346
HP Inc.	248,545	7,391,728

		11,397,074

Textiles, Apparel & Luxury Goods — 1.4%
Lululemon Athletica Inc.(a)	24,678	9,875,395
Nike Inc., Class B	253,956	41,836,711
VF Corp.	66,391	5,076,920

		56,789,026

Security	Shares	Value

Trading Companies & Distributors — 0.4%
Fastenal Co.	114,510	$6,395,383
United Rentals Inc.(a)	14,390	5,074,634
WW Grainger Inc.	8,897	3,858,629

		15,328,646

Water Utilities — 0.2%
American Water Works Co. Inc.	36,151	6,588,520
Essential Utilities Inc.	46,487	2,307,150

		8,895,670

Total Common Stocks — 99.8% (Cost: $2,846,006,420)		4,069,574,437

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(b)(d)(e)	10,686,396	10,691,739
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(d)	6,176,000	6,176,000

		16,867,739

Total Short-Term Investments — 0.4% (Cost: $16,867,030)		16,867,739

Total Investments in Securities — 100.2% (Cost: $2,862,873,450)		4,086,442,176

Other Assets, Less Liabilities — (0.2)%		(8,479,772)

Net Assets — 100.0%		$4,077,962,404

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,263,030	$9,432,549	(a)	$—	$(2,218)	$(1,622)	$10,691,739	10,686,396	$30,415	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,756,000	1,420,000	(a)	—	—	—	6,176,000	6,176,000	1,840		—
BlackRock Inc.	15,006,268	7,535,178		(3,636,003)	984,238	8,831,613	28,721,294	30,448	420,618		—

					$982,020	$8,829,991	$45,589,033		$452,873		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) August 31, 2021	iShares® ESG MSCI USA Leaders ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	34	09/17/21	$7,685	$220,374

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$220,374

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,451,825

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(100,992)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts — long	$6,253,682

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,069,574,437	$—	$—	$4,069,574,437
Money Market Funds	16,867,739	—	—	16,867,739

	$4,086,442,176	$—	$—	$4,086,442,176

Derivative financial instruments(a)
Assets
Futures Contracts	$220,374	$—	$—	$220,374

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Global Impact ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.3%
CSL Ltd.	27,767	$6,315,402
Vicinity Centres	652,427	823,661

		7,139,063

Austria — 0.2%
Verbund AG	9,405	1,030,251

Belgium — 4.6%
Elia Group SA/NV	13,778	1,730,455
Etablissements Franz Colruyt NV	25,075	1,403,639
Umicore SA	350,262	23,047,940

		26,182,034

Brazil — 0.1%
Adecoagro SA(a)(b)	63,827	596,782

Canada — 4.7%
Ballard Power Systems Inc.(a)	18,461	311,085
Northland Power Inc.	81,590	2,699,296
West Fraser Timber Co. Ltd.	301,366	23,270,381

		26,280,762

Chile — 2.3%
Empresas CMPC SA	5,969,503	13,260,505

China — 11.7%
3SBio Inc.(a)(c)	240,500	267,924
Beijing Enterprises Water Group Ltd.	7,136,000	2,943,141
BYD Co. Ltd., Class A	40,089	1,726,105
BYD Co. Ltd., Class H	114,500	3,849,387
China Conch Venture Holdings Ltd.	538,000	2,201,939
China Education Group Holdings Ltd.	105,000	198,516
China Everbright Environment Group Ltd.	11,558,000	7,990,797
China Longyuan Power Group Corp. Ltd., Class H	1,711,000	3,487,271
China Medical System Holdings Ltd.	234,000	459,286
China Mengniu Dairy Co. Ltd.	993,000	5,972,657
China Railway Signal & Communication Corp. Ltd., Class A	242,250	196,305
Chindata Group Holdings Ltd., ADR(a)	45,978	546,219
Contemporary Amperex Technology Co. Ltd., Class A	18,600	1,428,995
CSPC Pharmaceutical Group Ltd.	751,520	953,380
Fu Jian Anjoy Foods Co. Ltd., Class A	8,800	213,045
Gotion High-tech Co. Ltd., Class A(a)	16,900	140,732
Hansoh Pharmaceutical Group Co. Ltd.(c)	32,000	87,249
Henan Shuanghui Investment & Development Co. Ltd., Class A	185,400	692,300
Kingsoft Cloud Holdings Ltd., ADR(a)(b)	5,997	193,043
Li Auto Inc., ADR(a)	149,946	4,627,334
LONGi Green Energy Technology Co. Ltd., Class A	105,300	1,461,146
Ming Yang Smart Energy Group Ltd., Class A	189,100	658,651
NIO Inc., ADR(a)	161,855	6,362,520
Riyue Heavy Industry Co. Ltd., Class A	15,700	76,458
Shimao Group Holdings Ltd.	4,752,500	9,820,179
Sungrow Power Supply Co. Ltd., Class A	24,800	604,030
Vinda International Holdings Ltd.	236,000	695,598
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	12,900	148,873
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	475,200	1,075,192
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	380,904	730,228
Xinyi Solar Holdings Ltd.	1,038,000	2,512,153
XPeng Inc., ADR(a)	81,247	3,452,997

Security	Shares	Value

China (continued)
Yadea Group Holdings Ltd.(c)	100,000	$177,933

		65,951,583

Denmark — 7.8%
Genmab A/S(a)	1,462	692,597
Novo Nordisk A/S, Class B	134,633	13,478,095
Orsted A/S(c)	24,081	3,828,506
Rockwool International A/S, Class B	6,199	3,279,493
Vestas Wind Systems A/S	561,327	22,664,485

		43,943,176

France — 3.7%
Covivio	11,894	1,133,581
Gecina SA	3,699	575,001
Ipsen SA	10,256	1,025,860
Klepierre SA	97,935	2,400,977
Suez SA	511,453	11,866,603
Unibail-Rodamco-Westfield(a)	46,501	4,074,870

		21,076,892

Germany — 2.2%
Deutsche Wohnen SE	95,928	5,953,315
Vonovia SE	95,804	6,467,811

		12,421,126

Hong Kong — 6.0%
Henderson Land Development Co. Ltd.	265,000	1,198,976
MTR Corp. Ltd.	546,500	3,076,557
Sino Biopharmaceutical Ltd.	1,456,000	1,217,764
Sun Hung Kai Properties Ltd.	488,500	6,889,791
Swire Properties Ltd.	202,400	547,030
WH Group Ltd.(b)(c)	24,161,000	20,956,431

		33,886,549

India — 0.6%
Adani Green Energy Ltd.(a)	5,470	79,877
Colgate-Palmolive India Ltd.	20,702	479,578
Godrej Consumer Products Ltd.(a)	20,364	306,267
Hindustan Unilever Ltd.	42,529	1,583,930
Marico Ltd.	60,572	451,455
Nestle India Ltd.	1,741	463,624

		3,364,731

Indonesia — 0.0%
Unilever Indonesia Tbk PT	108,500	30,807

Ireland — 0.3%
Horizon Therapeutics PLC(a)	15,816	1,709,551

Japan — 14.8%
Asahi Intecc Co. Ltd.	4,700	142,204
Central Japan Railway Co.	82,000	12,002,326
Chugai Pharmaceutical Co. Ltd.	13,700	535,299
Daiichi Sankyo Co. Ltd.	266,900	6,339,520
East Japan Railway Co.	354,100	23,800,558
Eisai Co. Ltd.	31,300	2,581,303
GLP J-REIT	119	216,010
Japan Metropolitan Fund Invest	761	739,328
Japan Real Estate Investment Corp.	83	512,951
Kyowa Kirin Co. Ltd.	29,400	961,990
NH Foods Ltd.	207,300	8,043,900
Nippon Building Fund Inc.	99	642,899
Nippon Prologis REIT Inc.	170	611,329
Nisshin Seifun Group Inc.	281,700	4,625,773
Nissin Foods Holdings Co. Ltd.	17,500	1,362,351

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Impact ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nomura Real Estate Master Fund Inc.	443	$682,971
Ono Pharmaceutical Co. Ltd.	23,700	569,047
Orix JREIT Inc.	220	392,147
Shionogi & Co. Ltd.	24,900	1,564,484
Sysmex Corp.	10,600	1,204,651
Terumo Corp.	50,300	2,099,055
TOTO Ltd.	122,700	6,677,849
Toyo Suisan Kaisha Ltd.	41,000	1,699,140
Unicharm Corp.	129,500	5,773,482

		83,780,567

Malaysia — 0.2%
PPB Group Bhd	93,400	416,110
QL Resources Bhd	330,800	442,446

		858,556

Mexico — 0.5%
Gruma SAB de CV, Class B	135,840	1,551,365
Kimberly-Clark de Mexico SAB de CV, Class A	831,200	1,467,968

		3,019,333

Netherlands — 0.0%
JDE Peet’s NV	1,305	44,840

Norway — 0.5%
Mowi ASA	115,441	3,092,122

Portugal — 0.2%
EDP Renovaveis SA	34,839	926,386

Saudi Arabia — 0.1%
Almarai Co. JSC	54,089	836,921

Singapore — 0.4%
CapitaLand Integrated Commercial Trust	436,140	666,132
City Developments Ltd.	193,800	983,439
Mapletree Commercial Trust	251,600	379,029

		2,028,600

South Korea — 0.1%
Samsung SDI Co. Ltd.	1,232	839,715

Sweden — 3.1%
Essity AB, Class B	309,125	9,922,210
Svenska Cellulosa AB SCA, Class B	414,821	7,331,312

		17,253,522

Switzerland — 0.8%
Geberit AG, Registered	5,262	4,394,325

Taiwan — 1.8%
Taiwan High Speed Rail Corp.	1,152,000	1,254,838
Uni-President Enterprises Corp.	3,406,000	8,877,035

		10,131,873

Thailand — 0.3%
BTS Group Holdings PCL, NVDR	5,262,900	1,534,455

United Kingdom — 7.2%
Berkeley Group Holdings PLC	77,711	5,161,923
Johnson Matthey PLC	536,682	21,697,401
Land Securities Group PLC	76,876	749,363
Pearson PLC	982,221	10,358,112
United Utilities Group PLC	183,177	2,663,849

		40,630,648

United States — 23.8%
ABIOMED Inc.(a)(b)	2,340	851,667

Security	Shares	Value

United States (continued)
Alexandria Real Estate Equities Inc.	10,028	$2,069,478
Alnylam Pharmaceuticals Inc.(a)	2,502	503,978
Amgen Inc.	76,111	17,165,314
Baxter International Inc.	83,365	6,354,080
BioMarin Pharmaceutical Inc.(a)	25,312	2,131,524
Boston Properties Inc.	26,931	3,042,934
Citrix Systems Inc.	30,951	3,183,929
Colgate-Palmolive Co.	70,401	5,487,758
Dexcom Inc.(a)(b)	4,263	2,256,917
Digital Realty Trust Inc.	63,125	10,346,819
Eli Lilly & Co.	58,527	15,116,939
Enphase Energy Inc.(a)(b)	11,697	2,032,120
Healthpeak Properties Inc.	41,410	1,490,760
Hormel Foods Corp.	57,576	2,622,011
Incyte Corp.(a)	31,973	2,445,615
Insulet Corp.(a)	3,293	980,688
Jazz Pharmaceuticals PLC(a)	21,120	2,781,715
Kimberly-Clark Corp.	143,886	19,828,930
Plug Power Inc.(a)(b)	957	24,939
Regeneron Pharmaceuticals Inc.(a)(b)	13,692	9,220,193
Seagen Inc.(a)	8,910	1,493,316
SolarEdge Technologies Inc.(a)	12,772	3,701,070
Sun Communities Inc.	10,027	2,020,340
Sunrun Inc.(a)(b)	11,200	495,600
Vertex Pharmaceuticals Inc.(a)	32,693	6,548,081
VMware Inc., Class A(a)(b)	24,823	3,695,400
Xylem Inc./NY	49,947	6,808,276

		134,700,391

Total Common Stocks — 99.3% (Cost: $504,959,244)		560,946,066

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)(a)	1,228,500	0	(d)

Total Warrants — 0.0%

(Cost: $0)		0	(d)

Short-Term Investments

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	22,411,237	22,422,442
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	1,070,000	1,070,000

		23,492,442

Total Short-Term Investments — 4.1% (Cost: $23,492,442)		23,492,442

Total Investments in Securities — 103.4% (Cost: $528,451,686)		584,438,508

Other Assets, Less Liabilities — (3.4)%		(19,293,103)

Net Assets — 100.0%		$565,145,405

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Impact ETF

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rounds to less than $1.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$798,117	$21,624,908	(a)	$—	$912	$(1,495)	$22,422,442	22,411,237	$38,318	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	670,000	400,000	(a)	—	—	—	1,070,000	1,070,000	218		—

					$912	$(1,495)	$23,492,442		$38,536		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE E-Mini Index	9	09/17/21	$1,058	$9,874
MSCI Emerging Markets Index	11	09/17/21	715	(8,524)
S&P 500 E-Mini Index	3	09/17/21	678	15,287

				$16,637

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$25,161

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$8,524

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Impact ETF

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$173,219

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$14,908

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,171,911

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$231,539,362	$329,406,704		$—	$560,946,066
Warrants	—	0	(a)	—	0	(a)
Money Market Funds	23,492,442	—		—	23,492,442

	$255,031,804	$329,406,704		$—	$584,438,508

Derivative financial instruments(b)
Assets
Futures Contracts	$25,161	$—		$—	$25,161
Liabilities
Futures Contracts	(8,524)	—		—	(8,524)

	$16,637	$—		$—	$16,637

(a)	Rounds to less than $1.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2021

	iShares ESG Aware MSCI EAFE ETF	iShares ESG Aware MSCI USA ETF	iShares ESG Aware MSCI USA Small-Cap ETF	iShares ESG MSCI EM Leaders ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$6,647,792,147	$22,046,607,791	$1,100,431,026	$881,199,237
Affiliated(c)	12,199,959	256,141,021	44,938,786	3,729,372
Cash	2,229	451,465	14,169	1,233,902
Foreign currency, at value(d)	28,750,521	—	—	1,484,382
Cash pledged:
Futures contracts	—	6,465,000	100,000	21,000
Foreign currency collateral pledged:
Futures contracts(e)	3,534,338	—	—	—
Receivables:
Investments sold	329,165,496	902,227,309	50,931,635	29,685,874
Securities lending income — Affiliated	2,240	33,050	9,184	209,913
Variation margin on futures contracts	126,133	—	1,098	4,786
Capital shares sold	1,288,754	3,501,735	1,342,636	—
Dividends	14,715,742	26,521,910	574,173	1,266,183
Tax reclaims	6,825,612	—	—	22,877

Total assets	7,044,403,171	23,241,949,281	1,198,342,707	918,857,526

LIABILITIES
Collateral on securities loaned, at value	11,025,024	47,527,094	43,556,398	1,403,871
Deferred foreign capital gain tax	—	—	—	3,894,269
Payables:
Investments purchased	337,607,742	925,497,669	55,378,003	29,953,060
Variation margin on futures contracts	—	117,154	—	—
Bank borrowings	—	—	—	960,029
Capital shares redeemed	—	3,452,855	217,163	—
Investment advisory fees	1,101,818	2,724,106	152,846	116,919

Total liabilities	349,734,584	979,318,878	99,304,410	36,328,148

NET ASSETS	$6,694,668,587	$22,262,630,403	$1,099,038,297	$882,529,378

NET ASSETS CONSIST OF:
Paid-in capital	$5,609,421,103	$17,940,889,721	$936,873,174	$727,445,225
Accumulated earnings	1,085,247,484	4,321,740,682	162,165,123	155,084,153

NET ASSETS	$6,694,668,587	$22,262,630,403	$1,099,038,297	$882,529,378

Shares outstanding	82,800,000	214,700,000	27,300,000	13,900,000

Net asset value	$80.85	$103.69	$40.26	$63.49

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$10,651,670	$43,634,392	$41,692,442	$1,391,545
(b) Investments, at cost — Unaffiliated	$5,483,977,103	$17,587,315,120	$918,841,367	$717,777,556
(c) Investments, at cost — Affiliated	$12,199,959	$218,862,135	$44,934,457	$3,729,372
(d) Foreign currency, at cost	$28,822,813	$—	$—	$1,473,903
(e) Foreign currency collateral pledged, at cost	$3,603,780	$—	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Assets and Liabilities  (continued)

August 31, 2021

	iShares ESG MSCI USA Leaders ETF	iShares MSCI Global Impact ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,040,853,143	$560,946,066
Affiliated(c)	45,589,033	23,492,442
Cash	7,568	400,177
Foreign currency, at value(d)	—	4,781,059
Cash pledged:
Futures contracts	512,000	131,000
Receivables:
Investments sold	7,447,100	74,483,082
Securities lending income — Affiliated	1,387	1,701
Variation margin on futures contracts	—	8,746
Capital shares sold	27,741	949,084
Dividends	4,907,648	529,435
Tax reclaims	—	98,191
Other assets	—	8,834

Total assets	4,099,345,620	665,829,817

LIABILITIES
Collateral on securities loaned, at value	10,694,673	22,422,879
Deferred foreign capital gain tax	—	73,849
Payables:
Investments purchased	10,347,375	77,759,459
Variation margin on futures contracts	10,240	—
Bank borrowings	—	197,006
Investment advisory fees	330,928	231,219

Total liabilities	21,383,216	100,684,412

NET ASSETS	$4,077,962,404	$565,145,405

NET ASSETS CONSIST OF:
Paid-in capital	$2,888,856,352	$513,293,016
Accumulated earnings	1,189,106,052	51,852,389

NET ASSETS	$4,077,962,404	$565,145,405

Shares outstanding	51,200,000	5,650,000

Net asset value	$79.65	$100.03

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$10,440,726	$21,260,197
(b) Investments, at cost — Unaffiliated	$2,828,940,822	$504,959,244
(c) Investments, at cost — Affiliated	$33,932,628	$23,492,442
(d) Foreign currency, at cost	$—	$4,783,960

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2021

	iShares ESG Aware MSCI EAFE ETF	iShares ESG Aware MSCI USA ETF	iShares ESG Aware MSCI USA Small-Cap ETF	iShares ESG MSCI EM Leaders ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$130,069,470	$213,291,054	$7,597,005	$16,689,453
Dividends — Affiliated	465	1,407,692	327	664
Non-cash dividends — Unaffiliated	6,573,267	—	—	—
Securities lending income — Affiliated — net	143,718	339,463	136,154	330,349
Foreign taxes withheld	(11,833,178)	(26,739)	(2,656)	(2,093,380)

Total investment income	124,953,742	215,011,470	7,730,830	14,927,086

EXPENSES
Investment advisory fees	9,421,765	22,246,896	1,163,896	1,312,745
Commitment fees	—	—	—	24,599
Miscellaneous	173	173	173	—
Interest expense	—	—	—	3,786

Total expenses	9,421,938	22,247,069	1,164,069	1,341,130

Net investment income	115,531,804	192,764,401	6,566,761	13,585,956

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	2,141,237	(109,440,638)	(9,999,845)	802,200
Investments — Affiliated	(10,264)	49,140	(7,420)	(3,122)
In-kind redemptions — Unaffiliated	7,017,699	1,090,387,578	68,676,319	5,694,005
In-kind redemptions — Affiliated	—	4,597,785	—	—
Futures contracts	6,670,558	7,198,350	(31,872)	90,257
Foreign currency transactions	214,098	—	—	(309,298)

Net realized gain	16,033,328	992,792,215	58,637,182	6,274,042

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	895,655,972	3,088,498,344	145,086,749	147,258,390
Investments — Affiliated	860	30,774,460	(3,600)	79
Futures contracts	386,284	1,158,642	36,826	(3,429)
Foreign currency translations	(459,468)	—	—	27,324

Net change in unrealized appreciation (depreciation)	895,583,648	3,120,431,446	145,119,975	147,282,364

Net realized and unrealized gain	911,616,976	4,113,223,661	203,757,157	153,556,406

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,027,148,780	$4,305,988,062	$210,323,918	$167,142,362

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$—	$589,924
(b) Net of increase in deferred foreign capital gain tax of	$—	$—	$—	$(3,551,622)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Operations  (continued)

Year Ended August 31, 2021

	iShares ESG MSCI USA Leaders ETF	iShares MSCI Global Impact ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$45,848,118	$6,683,371
Dividends — Affiliated	422,458	218
Securities lending income — Affiliated — net	30,415	38,318
Foreign taxes withheld	—	(396,945)

Total investment income	46,300,991	6,324,962

EXPENSES
Investment advisory fees	3,127,380	1,845,973
Commitment fees	—	1,887
Miscellaneous	—	173
Interest expense	—	150

Total expenses	3,127,380	1,848,183

Net investment income	43,173,611	4,476,779

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(16,985,569)	(1,972,065)
Investments — Affiliated	(3,054)	912
In-kind redemptions — Unaffiliated	113,398,135	33,326,344
In-kind redemptions — Affiliated	985,074	—
Futures contracts	1,451,825	173,219
Foreign currency transactions	—	25,490

Net realized gain	98,846,411	31,553,900

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	779,176,030	30,671,554
Investments — Affiliated	8,829,991	(1,495)
Futures contracts	(100,992)	14,908
Foreign currency translations	—	(14,620)

Net change in unrealized appreciation (depreciation)	787,905,029	30,670,347

Net realized and unrealized gain	886,751,440	62,224,247

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$929,925,051	$66,701,026

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$6,919
(b) Net of increase in deferred foreign capital gain tax of	$—	$(72,981)

See notes to financial statements.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares ESG Aware MSCI EAFE ETF		iShares ESG Aware MSCI USA ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$115,531,804	$43,750,799	$192,764,401	$71,524,731
Net realized gain (loss)	16,033,328	(76,351,480)	992,792,215	120,900,974
Net change in unrealized appreciation (depreciation)	895,583,648	256,704,002	3,120,431,446	1,360,676,148

Net increase in net assets resulting from operations	1,027,148,780	224,103,321	4,305,988,062	1,553,101,853

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(109,833,351)	(35,253,292)	(167,851,349)	(48,261,940)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,751,834,650	1,918,888,942	9,133,348,336	7,190,400,935

NET ASSETS
Total increase in net assets	3,669,150,079	2,107,738,971	13,271,485,049	8,695,240,848
Beginning of year	3,025,518,508	917,779,537	8,991,145,354	295,904,506

End of year	$6,694,668,587	$3,025,518,508	$22,262,630,403	$8,991,145,354

(a)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets (continued)

	iShares ESG Aware MSCI USA Small-Cap ETF		iShares ESG MSCI EM Leaders ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Period From 02/05/20 to 08/31/20 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,566,761	$2,070,608	$13,585,956	$9,624,890
Net realized gain (loss)	58,637,182	(7,511,367)	6,274,042	(9,867,055)
Net change in unrealized appreciation (depreciation)	145,119,975	35,550,785	147,282,364	12,292,446

Net increase in net assets resulting from operations	210,323,918	30,110,026	167,142,362	12,050,281

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(6,491,221)	(1,531,147)	(14,341,619)	(4,354,836)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	528,866,554	280,096,417	81,760,096	640,273,094

NET ASSETS
Total increase in net assets	732,699,251	308,675,296	234,560,839	647,968,539
Beginning of period	366,339,046	57,663,750	647,968,539	—

End of period	$1,099,038,297	$366,339,046	$882,529,378	$647,968,539

(a)  Commencement of operations.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares ESG MSCI USA Leaders ETF		iShares MSCI Global Impact ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,173,611	$33,632,577	$4,476,779	$1,659,880
Net realized gain (loss)	98,846,411	(962,704)	31,553,900	16,414,488
Net change in unrealized appreciation (depreciation)	787,905,029	391,890,722	30,670,347	22,785,059

Net increase in net assets resulting from operations	929,925,051	424,560,595	66,701,026	40,859,427

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(41,279,956)	(31,557,896)	(3,512,120)	(1,233,842)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	625,089,662	592,159,848	326,352,651	81,803,802

NET ASSETS
Total increase in net assets	1,513,734,757	985,162,547	389,541,557	121,429,387
Beginning of year	2,564,227,647	1,579,065,100	175,603,848	54,174,461

End of year	$4,077,962,404	$2,564,227,647	$565,145,405	$175,603,848

(a)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI EAFE ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$65.21	$62.01	$65.51	$64.28	$55.84

Net investment income(a)	1.84	1.53	2.12	2.16	1.87
Net realized and unrealized gain (loss)(b)	15.47	2.85	(3.92)	0.83	7.68

Net increase (decrease) from investment operations	17.31	4.38	(1.80)	2.99	9.55

Distributions(c)
From net investment income	(1.67)	(1.18)	(1.70)	(1.76)	(1.11)

Total distributions	(1.67)	(1.18)	(1.70)	(1.76)	(1.11)

Net asset value, end of year	$80.85	$65.21	$62.01	$65.51	$64.28

Total Return(d)
Based on net asset value	26.69%	7.12%	(2.68)%	4.64%	17.16%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.38%

Net investment income	2.45%	2.47%	3.39%	3.22%	3.10%

Supplemental Data
Net assets, end of year (000)	$6,694,669	$3,025,519	$917,780	$360,309	$122,123

Portfolio turnover rate(e)	25%	30%	26%	24%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI USA ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	12/01/16	(a)
	08/31/21	08/31/20	08/31/19	08/31/18	to 08/31/17

Net asset value, beginning of period	$79.74	$64.33	$63.85	$54.15	$47.79

Net investment income(b)	1.18	1.22	1.17	1.09	0.71
Net realized and unrealized gain(c)	23.87	15.13	0.40	9.52	6.22

Net increase from investment operations	25.05	16.35	1.57	10.61	6.93

Distributions(d)
From net investment income	(1.10)	(0.94)	(1.09)	(0.80)		(0.57)
From net realized gain	—	—	—	(0.11)	—

Total distributions	(1.10)	(0.94)	(1.09)	(0.91)		(0.57)

Net asset value, end of period	$103.69	$79.74	$64.33	$63.85	$54.15

Total Return(e)
Based on net asset value	31.71%	25.79%	2.59%	19.79%	14.55	%(f)

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.27	%(g)

Net investment income	1.30%	1.76%	1.88%	1.83%	1.85	%(g)

Supplemental Data
Net assets, end of period (000)	$22,262,630	$8,991,145	$295,905	$98,974	$10,830

Portfolio turnover rate(h)	21%	38%	27%	28%	22	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI USA Small-Cap ETF

				Period From
	Year Ended	Year Ended	Year Ended	04/10/18	(a)
	08/31/21	08/31/20	08/31/19	to 08/31/18

Net asset value, beginning of period	$27.34	$26.21	$28.76	$25.47

Net investment income(b)	0.35	0.33	0.36	0.12
Net realized and unrealized gain (loss)(c)	12.95	1.10	(2.58)	3.23

Net increase (decrease) from investment operations	13.30	1.43	(2.22)	3.35

Distributions(d)
From net investment income	(0.38)	(0.30)	(0.33)		(0.06)

Total distributions	(0.38)	(0.30)	(0.33)		(0.06)

Net asset value, end of period	$40.26	$27.34	$26.21	$28.76

Total Return(e)
Based on net asset value	48.95%	5.57%	(7.69)%	13.16	%(f)

Ratios to Average Net Assets
Total expenses	0.17%	0.17%	0.17%	0.17	%(g)

Net investment income	0.96%	1.32%	1.35%	1.17	%(g)

Supplemental Data
Net assets, end of period (000)	$1,099,038	$366,339	$57,664	$11,506

Portfolio turnover rate(h)	33%	50%	34%	15	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG MSCI EM Leaders ETF

		Period From
	Year Ended	02/05/20	(a)
	08/31/21	to 08/31/20

Net asset value, beginning of period	$51.84	$51.43

Net investment income(b)	1.01	0.79
Net realized and unrealized gain (loss)(c)	11.67	(0.03)

Net increase from investment operations	12.68	0.76

Distributions(d)
From net investment income	(1.03)	(0.35)

Total distributions	(1.03)	(0.35)

Net asset value, end of period	$63.49	$51.84

Total Return(e)
Based on net asset value	24.68%	1.54	%(f)

Ratios to Average Net Assets
Total expenses	0.16%	0.16	%(g)

Net investment income	1.66%	3.04	%(g)

Supplemental Data
Net assets, end of period (000)	$882,529	$647,969

Portfolio turnover rate(h)	34%	19	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG MSCI USA Leaders ETF

			Period From
	Year Ended	Year Ended	05/07/19	(a)
	08/31/21	08/31/20	to 08/31/19

Net asset value, beginning of period	$60.55	$50.77	$49.23

Net investment income(b)	0.94	0.94	0.32
Net realized and unrealized gain(c)	19.08	9.75	1.34

Net increase from investment operations	20.02	10.69	1.66

Distributions(d)
From net investment income	(0.92)	(0.91)	(0.12)

Total distributions	(0.92)	(0.91)	(0.12)

Net asset value, end of period	$79.65	$60.55	$50.77

Total Return(e)
Based on net asset value	33.44%	21.45%	3.38	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.11	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10	%(g)

Net investment income	1.38%	1.77%	2.00	%(g)

Supplemental Data
Net assets, end of period (000)	$4,077,962	$2,564,228	$1,579,065

Portfolio turnover rate(h)	12%	9%	4	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Impact ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/21	08/31/20	08/31/19	08/31/18	08/31/17

Net asset value, beginning of year	$81.68	$57.03	$58.35	$55.92	$49.61

Net investment income(a)	1.12	1.19	1.02	1.32	1.05
Net realized and unrealized gain (loss)(b)	18.09	24.32	(1.29)	2.65	6.44

Net increase (decrease) from investment operations	19.21	25.51	(0.27)	3.97	7.49

Distributions(c)
From net investment income	(0.86)	(0.86)	(1.05)	(1.54)	(1.18)

Total distributions	(0.86)	(0.86)	(1.05)	(1.54)	(1.18)

Net asset value, end of year	$100.03	$81.68	$57.03	$58.35	$55.92

Total Return(d)
Based on net asset value	23.60%	45.10%	(0.40)%	7.16%	15.27%

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	1.19%	1.82%	1.79%	2.26%	2.05%

Supplemental Data
Net assets, end of year (000)	$565,145	$175,604	$54,174	$37,928	$25,164

Portfolio turnover rate(e)	70%	47%	43%	36%	32%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

ESG Aware MSCI EAFE	Diversified
ESG Aware MSCI USA	Diversified
ESG Aware MSCI USA Small-Cap(a)	Diversified
ESG MSCI EM Leaders	Non-diversified
ESG MSCI USA Leaders	Non-diversified
MSCI Global Impact	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

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Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

ESG Aware MSCI EAFE
BNP Paribas SA	$641,367	$641,367		$—	$—
J.P. Morgan Securities LLC	2,879,835	2,879,835		—	—
Morgan Stanley	42,785	42,785		—	—
UBS AG	7,087,683	7,087,683		—	—

	$10,651,670	$10,651,670		$—	$—

ESG Aware MSCI USA
Barclays Bank PLC	$5,901,802	$5,901,802		$—	$—
BNP Paribas SA	12,867	12,867		—	—
J.P. Morgan Securities LLC	8,619,016	8,619,016		—	—
Jefferies LLC	59,250	59,250		—	—
Morgan Stanley	342,680	342,680		—	—
SG AMERICAS Securities LLC	409,740	409,740		—	—
UBS AG	28,289,037	28,289,037		—	—

	$43,634,392	$43,634,392		$—	$—

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

ESG Aware MSCI USA Small-Cap
Barclays Capital, Inc.	$1,217,573	$1,197,167		$—	$(20,406	)(b)
BofA Securities, Inc.	4,151,441	3,973,470		—	(177,971	)(b)
Citigroup Global Markets, Inc.	8,543,436	8,322,859		—	(220,577	)(b)
Credit Suisse Securities (USA) LLC	945,556	911,954		—	(33,602	)(b)
HSBC Bank PLC	1,611,168	1,577,262		—	(33,906	)(b)
Jefferies LLC	427,437	412,602		—	(14,835	)(b)
Morgan Stanley	11,145,034	10,936,363		—	(208,671	)(b)
National Financial Services LLC	1,626,520	1,533,426		—	(93,094	)(b)
Scotia Capital (USA), Inc.	755,057	735,758		—	(19,299	)(b)
State Street Bank & Trust Co.	5,815,694	5,742,185		—	(73,509	)(b)
Toronto Dominion Bank	2,786,007	2,765,936		—	(20,071	)(b)
UBS AG	2,302,815	2,244,727		—	(58,088	)(b)
Virtu Americas LLC	364,704	354,457		—	(10,247	)(b)

	$41,692,442	$40,708,166		$—	$(984,276)

ESG MSCI EM Leaders
Barclays Bank PLC	$751,705	$724,085		$—	$(27,620	)(b)
BofA Securities, Inc.	11,200	11,200		—	—
Citigroup Global Markets, Inc.	296,506	296,506		—	—
Credit Suisse Securities (USA) LLC	46,459	46,459		—	—
J.P. Morgan Securities LLC	53,217	53,217		—	—
Morgan Stanley	232,458	232,458		—	—

	$1,391,545	$1,363,925		$—	$(27,620)

ESG MSCI USA Leaders
BNP Paribas SA	$3,264,391	$3,264,391		$—	$—
Citigroup Global Markets, Inc.	2,385,147	2,385,147		—	—
Credit Suisse Securities (USA) LLC	910,940	898,375		—	(12,565	)(b)
J.P. Morgan Securities LLC	299,490	299,490		—	—
Jefferies LLC	32,603	32,603		—	—
Virtu Americas LLC	3,548,155	3,548,155		—	—

	$10,440,726	$10,428,161		$—	$(12,565)

MSCI Global Impact
Barclays Bank PLC	$1,076,927	$1,076,927		$—	$—
BNP Paribas SA	181,980	181,980		—	—
J.P. Morgan Securities LLC	5,140,941	5,140,941		—	—
Morgan Stanley	509,181	509,181		—	—
Nomura Securities International, Inc.	24,679	24,679		—	—
SG AMERICAS Securities LLC	6,390,060	6,390,060		—	—
State Street Bank & Trust Co.	46,465	46,465		—	—
UBS AG	7,717,389	7,717,389		—	—
Wells Fargo Bank N.A.	172,575	172,575		—	—

	$21,260,197	$21,260,197		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

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Notes to Financial Statements  (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
ESG Aware MSCI EAFE	0.20%
ESG Aware MSCI USA	0.15
ESG Aware MSCI USA Small-Cap	0.17
ESG MSCI EM Leaders	0.16
ESG MSCI USA Leaders	0.10
MSCI Global Impact	0.49

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of the iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF and iShares ESG MSCI USA Leaders ETF (the “Group 1 Funds”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of the iShares ESG Aware MSCI EAFE ETF, iShares ESG MSCI EM Leaders ETF and iShares MSCI Global Impact ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements  (continued)

Prior to January 1, 2021, each Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

ESG Aware MSCI EAFE	$37,234
ESG Aware MSCI USA	121,121
ESG Aware MSCI USA Small-Cap	52,528
ESG MSCI EM Leaders	75,078
ESG MSCI USA Leaders	11,378
MSCI Global Impact	10,043

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

ESG Aware MSCI EAFE	$383,609,225	$412,425,249	$(12,485,072)
ESG Aware MSCI USA	821,712,520	934,752,850	(30,899,461)
ESG Aware MSCI USA Small-Cap	38,802,827	32,699,601	(2,141,729)
ESG MSCI EM Leaders	58,475,314	21,698,758	1,053,836
ESG MSCI USA Leaders	165,626,667	160,266,509	(12,068,282)
MSCI Global Impact	72,090,050	80,573,602	(5,671,414)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

ESG Aware MSCI EAFE	$1,339,901,836	$1,180,708,027
ESG Aware MSCI USA	3,144,428,462	3,142,125,336
ESG Aware MSCI USA Small-Cap	250,909,151	230,178,696
ESG MSCI EM Leaders	337,199,820	271,295,639
ESG MSCI USA Leaders	388,945,473	391,032,985
MSCI Global Impact	352,589,999	259,910,536

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Notes to Financial Statements  (continued)

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

ESG Aware MSCI EAFE	$2,598,497,495	$20,448,993
ESG Aware MSCI USA	12,701,100,647	3,598,424,742
ESG Aware MSCI USA Small-Cap	684,872,640	172,673,005
ESG MSCI EM Leaders	31,603,252	20,591,685
ESG MSCI USA Leaders	980,190,261	350,767,859
MSCI Global Impact	316,849,651	88,697,227

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
ESG Aware MSCI EAFE	$6,934,756	$(6,934,756)
ESG Aware MSCI USA	1,092,973,536	(1,092,973,536)
ESG Aware MSCI USA Small-Cap	68,412,234	(68,412,234)
ESG MSCI EM Leaders	5,412,035	(5,412,035)
ESG MSCI USA Leaders	114,094,526	(114,094,526)
MSCI Global Impact	33,048,717	(33,048,717)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20
ESG Aware MSCI EAFE
Ordinary income	$109,833,351	$35,253,292

ESG Aware MSCI USA
Ordinary income	$167,851,349	$48,261,940

ESG Aware MSCI USA Small-Cap
Ordinary income	$6,491,221	$1,531,147

iShares ETF	Year Ended 08/31/21	Period Ended 08/31/20
ESG MSCI EM Leaders
Ordinary income	$14,341,619	$4,354,836

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20
ESG MSCI USA Leaders
Ordinary income	$41,279,956	$31,557,896

MSCI Global Impact
Ordinary income	$3,512,120	$1,233,842

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Notes to Financial Statements  (continued)

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
ESG Aware MSCI EAFE	$32,401,433	$(87,046,672)	$1,139,892,723		$1,085,247,484
ESG Aware MSCI USA	49,508,314	(217,893,373)	4,490,125,741		4,321,740,682
ESG Aware MSCI USA Small-Cap	1,749,848	(18,432,907)	178,848,182		162,165,123
ESG MSCI EM Leaders	4,657,905	(6,867,953)	157,294,201		155,084,153
ESG MSCI USA Leaders	9,015,477	(40,837,497)	1,220,928,072		1,189,106,052
MSCI Global Impact	1,972,116	(3,685,839)	53,566,112		51,852,389

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
ESG Aware MSCI EAFE	$10,320,707
ESG MSCI EM Leaders	3,568,557

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Aware MSCI EAFE	$5,520,231,898	$1,209,121,621	$(69,126,665)	$1,139,994,956
ESG Aware MSCI USA	17,812,623,071	4,576,822,034	(86,696,293)	4,490,125,741
ESG Aware MSCI USA Small-Cap	966,521,630	200,754,702	(21,906,520)	178,848,182
ESG MSCI EM Leaders	723,767,677	208,975,381	(47,814,449)	161,160,932
ESG MSCI USA Leaders	2,865,514,104	1,237,480,030	(16,551,958)	1,220,928,072
MSCI Global Impact	530,805,554	61,674,332	(8,041,378)	53,632,954

9.	LINE OF CREDIT

The iShares ESG MSCI EM Leaders ETF and iShares MSCI Global Impact ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares ESG MSCI EM Leaders ETF and iShares MSCI Global Impact ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

For the year ended August 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Credit Agreement and Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

ESG MSCI EM Leaders	$7,701,000	$331,330	1.11%
MSCI Global Impact	455,000	12,910	1.14

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount

ESG Aware MSCI EAFE
Shares sold	36,700,000	$2,774,047,093	32,200,000	$1,957,484,272
Shares redeemed	(300,000)	(22,212,443)	(600,000)	(38,595,330)

Net increase	36,400,000	$2,751,834,650	31,600,000	$1,918,888,942

ESG Aware MSCI USA
Shares sold	141,600,000	$12,751,408,984	127,450,000	$8,513,896,093
Shares redeemed	(39,650,000)	(3,618,060,648)	(19,300,000)	(1,323,495,158)

Net increase	101,950,000	$9,133,348,336	108,150,000	$7,190,400,935

ESG Aware MSCI USA Small-Cap
Shares sold	18,850,000	$703,868,475	11,500,000	$286,941,456
Shares redeemed	(4,950,000)	(175,001,921)	(300,000)	(6,845,039)

Net increase	13,900,000	$528,866,554	11,200,000	$280,096,417

	Year Ended 08/31/21		Period Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount

ESG MSCI EM Leaders
Shares sold	2,150,000	$128,332,687	12,500,000	$640,273,094
Shares redeemed	(750,000)	(46,572,591)	—	—

Net increase	1,400,000	$81,760,096	12,500,000	$640,273,094

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount

ESG MSCI USA Leaders
Shares sold	13,950,000	$981,902,059	14,250,000	$755,760,037
Shares redeemed	(5,100,000)	(356,812,397)	(3,000,000)	(163,600,189)

Net increase	8,850,000	$625,089,662	11,250,000	$592,159,848

MSCI Global Impact
Shares sold	4,450,000	$414,947,808	1,550,000	$107,653,071
Shares redeemed	(950,000)	(88,595,157)	(350,000)	(25,849,269)

Net increase	3,500,000	$326,352,651	1,200,000	$81,803,802

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares ESG Aware MSCI EAFE ETF,

iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI EM Leaders ETF,

iShares ESG MSCI USA Leaders ETF and iShares MSCI Global Impact ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI EM Leaders ETF, iShares ESG MSCI USA Leaders ETF and iShares MSCI Global Impact ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF and iShares MSCI Global Impact ETF: statements of operations for the year ended August 31, 2021 and statements of changes in net assets for each of the two years in the period ended August 31, 2021.

iShares ESG MSCI EM Leaders ETF: statement of operations for the year ended August 31, 2021 and statements of changes in net assets for the year ended August 31, 2021 and for the period February 5, 2020 (commencement of operations) to August 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	83

Important Tax Information  (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
ESG Aware MSCI USA	100.00%
ESG Aware MSCI USA Small-Cap	82.75%
ESG MSCI EM Leaders	0.08%
ESG MSCI USA Leaders	99.23%
MSCI Global Impact	24.43%

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income
ESG Aware MSCI EAFE	$130,635,731
ESG Aware MSCI USA	202,850,687
ESG Aware MSCI USA Small-Cap	6,345,936
ESG MSCI EM Leaders	8,210,541
ESG MSCI USA Leaders	44,863,915
MSCI Global Impact	4,613,615

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Business Income
ESG Aware MSCI USA	$1,967,133
ESG Aware MSCI USA Small-Cap	225,232
ESG MSCI USA Leaders	358,232
MSCI Global Impact	33,973

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Aware MSCI EAFE	$139,509,986	$10,310,403
ESG MSCI EM Leaders	16,677,789	2,545,742
MSCI Global Impact	5,137,512	332,786

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Board Review and Approval of Investment Advisory Contract

iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA Small-Cap ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares ESG Aware MSCI USA ETF, iShares ESG MSCI EM Leaders ETF, iShares ESG MSCI USA Leaders ETF, iShares MSCI Global Impact ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

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Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
ESG Aware MSCI EAFE	$1.669556	$—	$—	$1.669556	100%	—%	—%	100%
ESG Aware MSCI USA(a)	1.084281	—	0.010875	1.095156	99	—	1	100
ESG Aware MSCI USA Small-Cap(a)	0.356984	—	0.020509	0.377493	95	—	5	100
ESG MSCI EM Leaders(a)	0.989149	—	0.042509	1.031658	96	—	4	100
ESG MSCI USA Leaders(a)	0.913142	—	0.007654	0.920796	99	—	1	100
MSCI Global Impact(a)	0.847682	—	0.009293	0.856975	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares ESG MSCI EM Leaders ETF and iShares ESG MSCI USA Leaders ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

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Supplemental Information  (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares ESG MSCI EM Leaders ETF in respect of the Company’s financial year ending 31 December 2020 is USD 64.83 thousand. This figure is comprised of fixed remuneration of USD 30.19 thousand and variable remuneration of USD 34.64 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares ESG MSCI EM Leaders ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 10.56 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.85 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares ESG MSCI USA Leaders ETF in respect of the Company’s financial year ending 31 December 2020 is USD 218.5 thousand. This figure is comprised of fixed remuneration of USD 101.75 thousand and variable remuneration of USD 116.75 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares ESG MSCI USA Leaders ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 35.59 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.87 thousand.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)   Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)   Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	91

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	93

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-817-0821

August 31, 2021

2021 Annual Report

iShares Trust

•	iShares MSCI Japan Equal Weighted ETF | EWJE | NASDAQ

•	iShares MSCI Japan Value ETF | EWJV | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.52%	31.17%
U.S. small cap equities (Russell 2000® Index)	3.81	47.08
International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12
Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of August 31, 2021	iShares® MSCI Japan Equal Weighted ETF

Investment Objective

The iShares MSCI Japan Equal Weighted ETF (the “Fund”) seeks to track the investment results of an index composed of equal weighted Japanese equities, as represented by the MSCI Japan Equal Weighted Index (USD) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	16.83%	9.26%	16.83%	24.71%
Fund Market	16.93	9.25	16.93	24.67
Index	17.03	9.16	17.03	24.35

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/5/19. The first day of secondary market trading was 3/7/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,024.10	$0.77	$1,000.00	$1,024.40	$0.77	0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Japan Equal Weighted ETF

Portfolio Management Commentary

Japanese equal-weighted stocks advanced during the reporting period as the country emerged from recession, though the pace of economic growth trailed many developed peers. Rising exports and government stimulus programs supported Japan’s recovery, but a surge in COVID-19 cases, a slow vaccine rollout, and renewed restrictions weighed on domestic household spending. Nevertheless, demand for Japanese exports continued to bolster the economy, and manufacturers’ confidence rose amid the global recovery.

The information technology sector was the largest contributor to the Index’s return. The electronic equipment, instruments, and components industry benefited from rising demand for coronavirus testing, semiconductor, automotive, and consumer electronics equipment. The ongoing adoption of robotics and industrial automation systems further supported earnings growth. Demand for healthcare- and semiconductor-related products and office equipment also drove strong profits for technology hardware, storage, and peripherals manufacturers. Semiconductors and semiconductor equipment stocks advanced as chip demand grew amid a global semiconductor shortage, fueling earnings growth.

Industrials stocks also contributed notably to the Index’s performance as overseas demand for capital goods improved. Rising exports of factory automation and semiconductor chip-making equipment, especially to China, boosted earnings among manufacturers of industrial machinery.

Within the materials sector, chemicals stocks advanced amid strong profits due to higher prices and recovering demand, particularly from automotive and electronics customers. Increased capital investments and robust merger and acquisition activity further supported chemicals stocks.

Consumer discretionary stocks also posted solid gains, particularly the automobiles and components industry, as global sales recovered sharply for cars, motorcycles, and vehicles used for outdoor recreation. Although automobile manufacturers advanced as demand recovered from pandemic lows, a global semiconductor shortage, additional waves of coronavirus infections, and rising material costs weighed on the industry. Auto components suppliers such as tire manufacturers benefited from recovering demand for parts.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Industrials	23.5%
Information Technology	14.1
Consumer Discretionary	13.8
Consumer Staples	10.0
Financials	8.5
Health Care	7.9
Materials	7.3
Communication Services	5.9
Real Estate	5.7
Utilities	2.3
Energy	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
Keyence Corp.	0.8%
Nintendo Co. Ltd.	0.6
Lasertec Corp.	0.6
Tokyo Electron Ltd.	0.5
Kobe Bussan Co. Ltd.	0.5
AGC Inc.	0.5
ZOZO Inc.	0.5
Obic Co. Ltd.	0.5
SCSK Corp.	0.5
Omron Corp.	0.5

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Fund Summary as of August 31, 2021	iShares® MSCI Japan Value ETF

Investment Objective

The iShares MSCI Japan Value ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities with value characteristics and relatively lower valuations, as represented by the MSCI Japan Value Index (USD) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	21.62%	7.98%	21.62%	21.10%
Fund Market	21.77	8.07	21.77	21.35
Index	22.01	7.99	22.01	21.05

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/5/19. The first day of secondary market trading was 3/7/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,032.40	$0.77	$1,000.00	$1,024.40	$0.77	0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Japan Value ETF

Portfolio Management Commentary

Japanese value stocks advanced during the reporting period as the country emerged from recession and investors rotated to value stocks amid expectations for a continued global economic recovery. Rising exports and government stimulus programs supported Japan’s recovery, but a surge in COVID-19 cases, a slow vaccine rollout, and renewed restrictions weighed on domestic household spending. Nevertheless, demand for Japanese exports continued to bolster the economy, and manufacturers’ confidence rose.

Consumer discretionary stocks were the leading contributors to the Index’s return amid a global revival in consumer spending. Demand for cars recovered sharply in 2021, surging out of the pandemic-induced slowdown. Carmakers’ stocks advanced despite production interruptions and rising material costs, as the automobiles industry’s management strategies lessened the impact of supply-chain backlogs and helped maintain positive sales trends, production levels, and profit margins.

Industrials stocks contributed notably to the Index’s return as overseas demand for capital goods improved. Trading companies and distributors benefited from increased demand for commodities and higher prices as economies reopened. In the machinery industry, rising exports of robots and factory automation equipment boosted profits. Construction machinery and heavy trucks stocks advanced amid improving demand and increasing infrastructure spending.

Financials stocks were significant contributors to the Index’s performance. Diversified banks benefited from increased borrowing, rising profits, and expectations that credit costs will fall as the recovery continues. Investors’ rotation toward value stocks also supported Japanese banks.

The technology hardware and equipment industry drove contribution from the information technology sector, due to the ongoing adoption of robotics and automated systems. Demand for healthcare-related products, semiconductor materials, and office equipment drove strong profits for technology hardware, storage, and peripherals manufacturers. Electronic components makers also benefited from resurgent demand related to digitalization and renewable energy.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Consumer Discretionary	20.5%
Industrials	17.1
Financials	17.0
Communication Services	9.2
Health Care	7.3
Consumer Staples	7.1
Real Estate	7.1
Information Technology	6.8
Materials	4.8
Utilities	1.9
Energy	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
Toyota Motor Corp.	9.1%
Mitsubishi UFJ Financial Group Inc.	3.3
Takeda Pharmaceutical Co. Ltd.	2.6
Honda Motor Co. Ltd.	2.5
KDDI Corp.	2.4
SoftBank Group Corp.	2.3
Sumitomo Mitsui Financial Group Inc.	2.2
Softbank Corp.	1.9
Hitachi Ltd.	1.8
Nippon Telegraph & Telephone Corp.	1.7

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments August 31, 2021	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.7%
SG Holdings Co. Ltd.	1,000	$27,148
Yamato Holdings Co. Ltd.	1,000	25,423

		52,571

Airlines — 0.7%
ANA Holdings Inc.(a)	1,200	28,446
Japan Airlines Co. Ltd.(a)	1,400	29,826

		58,272

Auto Components — 2.5%
Aisin Corp.	800	30,537
Bridgestone Corp.	600	27,620
Denso Corp.	400	27,997
Koito Manufacturing Co. Ltd.	400	24,468
Stanley Electric Co. Ltd.	1,000	24,956
Sumitomo Electric Industries Ltd.	2,000	26,711
Toyota Industries Corp.	400	33,772

		196,061

Automobiles — 2.9%
Honda Motor Co. Ltd.	1,000	30,267
Isuzu Motors Ltd.	2,200	27,811
Mazda Motor Corp.(a)	3,200	27,778
Nissan Motor Co. Ltd.(a)	5,400	28,329
Subaru Corp.	1,400	25,911
Suzuki Motor Corp.	600	25,926
Toyota Motor Corp.	400	34,837
Yamaha Motor Co. Ltd.	1,000	25,442

		226,301

Banks — 3.1%
Chiba Bank Ltd. (The)	4,200	26,219
Concordia Financial Group Ltd.	7,200	27,916
Japan Post Bank Co. Ltd.	3,200	27,982
Mitsubishi UFJ Financial Group Inc.	5,400	29,297
Mizuho Financial Group Inc.	1,880	26,342
Resona Holdings Inc.	7,400	28,617
Shizuoka Bank Ltd. (The)	3,400	26,634
Sumitomo Mitsui Financial Group Inc.	800	27,613
Sumitomo Mitsui Trust Holdings Inc.	800	26,131

		246,751

Beverages — 1.4%
Asahi Group Holdings Ltd.	600	27,891
Ito En Ltd.	400	25,313
Kirin Holdings Co. Ltd.	1,400	25,363
Suntory Beverage & Food Ltd.	800	32,067

		110,634

Biotechnology — 0.3%
PeptiDream Inc.(a)	600	21,142

Building Products — 1.7%
AGC Inc.	800	38,647
Daikin Industries Ltd.	100	24,955
Lixil Corp.	1,200	34,922
TOTO Ltd.	600	32,654

		131,178

Capital Markets — 1.4%
Daiwa Securities Group Inc.	5,400	30,548
Japan Exchange Group Inc.	1,200	28,579
Nomura Holdings Inc.	5,200	25,112

Security	Shares	Value

Capital Markets (continued)
SBI Holdings Inc.	1,200	$29,072

		113,311

Chemicals — 5.4%
Asahi Kasei Corp.	2,600	26,806
JSR Corp.	1,000	34,650
Kansai Paint Co. Ltd.	1,000	25,900
Mitsubishi Chemical Holdings Corp.	4,200	36,876
Mitsubishi Gas Chemical Co. Inc.	1,400	26,380
Mitsui Chemicals Inc.	1,000	34,522
Nippon Paint Holdings Co. Ltd.	1,800	22,355
Nippon Sanso Holdings Corp.	1,400	33,928
Nissan Chemical Corp.	600	33,640
Nitto Denko Corp.	400	30,344
Shin-Etsu Chemical Co. Ltd.	200	33,034
Sumitomo Chemical Co. Ltd.	6,800	34,473
Toray Industries Inc.	4,200	28,320
Tosoh Corp.	1,400	25,411

		426,639

Commercial Services & Supplies — 1.5%
Dai Nippon Printing Co. Ltd.	1,400	33,263
Secom Co. Ltd.	400	30,333
Sohgo Security Services Co. Ltd.	600	27,181
Toppan Inc.	1,800	30,901

		121,678

Construction & Engineering — 1.3%
Kajima Corp.	2,200	28,425
Obayashi Corp.	3,200	26,331
Shimizu Corp.	3,400	24,398
Taisei Corp.	800	25,028

		104,182

Consumer Finance — 0.3%
Acom Co. Ltd.	6,600	25,508

Diversified Financial Services — 1.1%
Mitsubishi HC Capital Inc.	5,400	28,917
ORIX Corp.	1,800	33,583
Tokyo Century Corp.	400	22,873

		85,373

Diversified Telecommunication Services — 0.3%
Nippon Telegraph & Telephone Corp.	1,000	26,643

Electric Utilities — 1.4%
Chubu Electric Power Co. Inc.	2,200	26,603
Kansai Electric Power Co. Inc. (The)	2,800	28,138
Tohoku Electric Power Co. Inc.	3,400	26,026
Tokyo Electric Power Co. Holdings Inc.(a)	11,000	28,893

		109,660

Electrical Equipment — 1.0%
Fuji Electric Co. Ltd.	800	34,609
Mitsubishi Electric Corp.	1,800	24,608
Nidec Corp.	200	22,846

		82,063

Electronic Equipment, Instruments & Components — 4.4%
Azbil Corp.	600	26,018
Hamamatsu Photonics KK	400	23,313
Hirose Electric Co. Ltd.	200	33,299
Ibiden Co. Ltd.	600	32,284
Keyence Corp.	100	60,033
Kyocera Corp.	400	24,867

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Murata Manufacturing Co. Ltd.	400	$32,975
Omron Corp.	400	37,691
Shimadzu Corp.	800	35,846
TDK Corp.	200	20,962
Yokogawa Electric Corp.	1,200	18,772

		346,060

Entertainment — 2.7%
Capcom Co. Ltd.	1,000	27,849
Koei Tecmo Holdings Co. Ltd.	720	30,725
Konami Holdings Corp.	400	25,321
Nexon Co. Ltd.	1,200	21,886
Nintendo Co. Ltd.	100	48,084
Square Enix Holdings Co. Ltd.	400	23,254
Toho Co. Ltd.	800	34,660

		211,779

Equity Real Estate Investment Trusts (REITs) — 3.2%
Daiwa House REIT Investment Corp.	10	29,534
GLP J-REIT	16	29,043
Japan Metropolitan Fund Invest.	32	31,089
Japan Real Estate Investment Corp.	4	24,721
Nippon Building Fund Inc.	4	25,976
Nippon Prologis REIT Inc.	8	28,768
Nomura Real Estate Master Fund Inc.	18	27,750
Orix JREIT Inc.	16	28,520
United Urban Investment Corp.	20	28,251

		253,652

Food & Staples Retailing — 2.8%
Aeon Co. Ltd.	1,000	26,473
Cosmos Pharmaceutical Corp.	200	35,417
Kobe Bussan Co. Ltd.	1,000	38,900
Lawson Inc.	600	28,858
Seven & i Holdings Co. Ltd.	800	34,909
Tsuruha Holdings Inc.	200	25,111
Welcia Holdings Co. Ltd.	800	28,211

		217,879

Food Products — 2.8%
Ajinomoto Co. Inc.	1,200	35,372
Kikkoman Corp.	400	30,030
MEIJI Holdings Co. Ltd.	400	24,601
NH Foods Ltd.	600	23,282
Nisshin Seifun Group Inc.	1,600	26,274
Nissin Foods Holdings Co. Ltd.	400	31,139
Toyo Suisan Kaisha Ltd.	600	24,865
Yakult Honsha Co. Ltd.	400	23,065

		218,628

Gas Utilities — 0.9%
Osaka Gas Co. Ltd.	1,400	26,243
Toho Gas Co. Ltd.	400	18,647
Tokyo Gas Co. Ltd.	1,400	26,912

		71,802

Health Care Equipment & Supplies — 1.9%
Asahi Intecc Co. Ltd.	1,000	30,256
Hoya Corp.	200	32,297
Olympus Corp.	1,400	29,417
Sysmex Corp.	200	22,729
Terumo Corp.	800	33,385

		148,084

Security	Shares	Value

Health Care Providers & Services — 0.3%
Medipal Holdings Corp.	1,400	$26,763

Health Care Technology — 0.3%
M3 Inc.	400	26,827

Hotels, Restaurants & Leisure — 0.8%
McDonald’s Holdings Co. Japan Ltd.	600	28,620
Oriental Land Co. Ltd.	200	30,259

		58,879

Household Durables — 2.7%
Casio Computer Co. Ltd.	1,800	27,800
Iida Group Holdings Co. Ltd.	1,200	30,465
Panasonic Corp.	2,600	31,083
Rinnai Corp.	200	21,499
Sekisui Chemical Co. Ltd.	1,600	27,383
Sekisui House Ltd.	1,400	27,893
Sharp Corp.	2,000	26,382
Sony Group Corp.	200	20,679

		213,184

Household Products — 1.1%
Lion Corp.	1,400	23,822
Pigeon Corp.	800	23,173
Unicharm Corp.	800	35,666

		82,661

Industrial Conglomerates — 0.9%
Hitachi Ltd.	600	33,160
Toshiba Corp.	800	34,700

		67,860

Insurance — 2.5%
Dai-ichi Life Holdings Inc.	1,400	27,702
Japan Post Holdings Co. Ltd.	3,000	25,784
Japan Post Insurance Co. Ltd.	1,400	25,424
MS&AD Insurance Group Holdings Inc.	1,000	32,369
Sompo Holdings Inc.	600	26,375
T&D Holdings Inc.	2,200	26,775
Tokio Marine Holdings Inc.	600	29,358

		193,787

Interactive Media & Services — 0.8%
Kakaku.com Inc.	1,000	31,115
Z Holdings Corp.	4,800	31,210

		62,325

Internet & Direct Marketing Retail — 1.2%
Mercari Inc.(a)	600	29,605
Rakuten Group Inc.	2,600	27,197
ZOZO Inc.	1,000	38,136

		94,938

IT Services — 4.0%
Fujitsu Ltd.	200	36,817
GMO Payment Gateway Inc.	200	26,240
Itochu Techno-Solutions Corp.	400	12,359
NEC Corp.	600	31,490
Nomura Research Institute Ltd.	1,000	37,500
NTT Data Corp.	1,800	32,395
Obic Co. Ltd.	200	37,974
Otsuka Corp.	600	31,060
SCSK Corp.	600	37,877
TIS Inc.	1,200	33,875

		317,587

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 1.0%
Bandai Namco Holdings Inc.	400	$27,744
Shimano Inc.	100	29,346
Yamaha Corp.	400	23,584

		80,674

Machinery — 7.1%
Daifuku Co. Ltd.	400	35,305
Fanuc Corp.	100	21,786
Harmonic Drive Systems Inc.	600	33,128
Hino Motors Ltd.	3,400	29,421
Hitachi Construction Machinery Co. Ltd.	1,000	28,649
Hoshizaki Corp.	400	37,551
Komatsu Ltd.	1,200	29,187
Kubota Corp.	1,400	28,926
Kurita Water Industries Ltd.	800	37,521
Makita Corp.	600	34,468
Minebea Mitsumi Inc.	1,200	30,850
Misumi Group Inc.	800	31,735
Mitsubishi Heavy Industries Ltd.	1,000	26,419
Miura Co. Ltd.	600	26,937
Nabtesco Corp.	600	23,727
NGK Insulators Ltd.	1,800	29,841
NSK Ltd.	3,000	21,048
THK Co. Ltd.	1,200	27,783
Yaskawa Electric Corp.	600	29,286

		563,568

Marine — 0.4%
Nippon Yusen KK	400	32,166

Media — 1.1%
CyberAgent Inc.	1,600	29,290
Dentsu Group Inc.	800	29,738
Hakuhodo DY Holdings Inc.	1,800	28,383

		87,411

Metals & Mining — 1.6%
Hitachi Metals Ltd.(a)	1,800	34,746
JFE Holdings Inc.	2,200	35,684
Nippon Steel Corp.	1,400	28,613
Sumitomo Metal Mining Co. Ltd.	600	22,992

		122,035

Multiline Retail — 0.7%
Pan Pacific International Holdings Corp.	1,400	26,632
Ryohin Keikaku Co. Ltd.	1,400	29,977

		56,609

Oil, Gas & Consumable Fuels — 1.0%
ENEOS Holdings Inc.	6,800	26,282
Idemitsu Kosan Co. Ltd.	1,200	28,741
Inpex Corp.	3,800	26,109

		81,132

Paper & Forest Products — 0.3%
Oji Holdings Corp.	5,000	26,174

Personal Products — 1.7%
Kao Corp.	400	24,163
Kobayashi Pharmaceutical Co. Ltd.	400	31,309
Kose Corp.	200	24,137
Pola Orbis Holdings Inc.	1,200	26,179
Shiseido Co. Ltd.	400	26,512

		132,300

Security	Shares	Value

Pharmaceuticals — 5.0%
Astellas Pharma Inc.	1,800	$30,330
Chugai Pharmaceutical Co. Ltd.	700	27,351
Daiichi Sankyo Co. Ltd.	1,200	28,503
Eisai Co. Ltd.	400	32,988
Hisamitsu Pharmaceutical Co. Inc.	600	24,044
Kyowa Kirin Co. Ltd.	1,000	32,721
Nippon Shinyaku Co. Ltd.	400	32,468
Ono Pharmaceutical Co. Ltd.	1,200	28,812
Otsuka Holdings Co. Ltd.	600	25,533
Santen Pharmaceutical Co. Ltd.	2,000	29,905
Shionogi & Co. Ltd.	400	25,132
Sumitomo Dainippon Pharma Co. Ltd.	1,600	28,720
Taisho Pharmaceutical Holdings Co. Ltd.	400	23,331
Takeda Pharmaceutical Co. Ltd.	800	26,628

		396,466

Professional Services — 1.4%
Nihon M&A Center Inc.	1,200	35,784
Persol Holdings Co. Ltd.	1,600	37,353
Recruit Holdings Co. Ltd.	600	35,329

		108,466

Real Estate Management & Development — 2.5%
Daito Trust Construction Co. Ltd.	200	21,965
Daiwa House Industry Co. Ltd.	1,000	30,494
Hulic Co. Ltd.	2,600	30,498
Mitsubishi Estate Co. Ltd.	1,800	28,181
Mitsui Fudosan Co. Ltd.	1,200	27,538
Nomura Real Estate Holdings Inc.	1,200	30,731
Sumitomo Realty & Development Co. Ltd.	800	25,828

		195,235

Road & Rail — 3.9%
Central Japan Railway Co.	200	29,274
East Japan Railway Co.	400	26,886
Hankyu Hanshin Holdings Inc.	1,000	29,924
Keio Corp.	400	21,524
Keisei Electric Railway Co. Ltd.	1,000	30,764
Kintetsu Group Holdings Co. Ltd.(a)	800	27,325
Nippon Express Co. Ltd.	400	27,199
Odakyu Electric Railway Co. Ltd.	1,200	27,960
Tobu Railway Co. Ltd.	1,000	26,071
Tokyu Corp.	2,200	30,251
West Japan Railway Co.	600	32,770

		309,948

Semiconductors & Semiconductor Equipment — 3.0%
Advantest Corp.	400	34,461
Disco Corp.	100	29,050
Lasertec Corp.	200	43,502
Renesas Electronics Corp.(a)	2,800	29,982
Rohm Co. Ltd.	200	19,227
SUMCO Corp.	1,600	33,684
Tokyo Electron Ltd.	100	42,834

		232,740

Software — 0.8%
Oracle Corp. Japan	400	32,826
Trend Micro Inc.	600	32,868

		65,694

Specialty Retail — 2.0%
ABC-Mart Inc.	600	32,078
Hikari Tsushin Inc.	200	34,997

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Nitori Holdings Co. Ltd.	200	$37,421
USS Co. Ltd.	1,600	26,434
Yamada Holdings Co. Ltd.	6,600	28,315

		159,245

Technology Hardware, Storage & Peripherals — 1.9%
Brother Industries Ltd.	1,400	28,730
Canon Inc.	1,200	28,550
FUJIFILM Holdings Corp.	400	32,917
Ricoh Co. Ltd.	2,600	26,456
Seiko Epson Corp.	1,800	33,525

		150,178

Tobacco — 0.3%
Japan Tobacco Inc.	1,400	27,164

Trading Companies & Distributors — 2.7%
Itochu Corp.	1,000	30,081
Marubeni Corp.	4,200	33,417
Mitsubishi Corp.	1,000	30,092
Mitsui & Co. Ltd.	1,400	30,878

Security	Shares	Value

Trading Companies & Distributors (continued)
MonotaRO Co. Ltd.	1,200	$26,595
Sumitomo Corp.	2,000	28,186
Toyota Tsusho Corp.	800	35,374

		214,623

Wireless Telecommunication Services — 1.0%
KDDI Corp.	800	24,452
Softbank Corp.	2,200	29,442
SoftBank Group Corp.	400	22,542

		76,436

Total Common Stocks — 99.7% (Cost: $6,984,047)		7,868,926

Total Investments in Securities — 99.7% (Cost: $6,984,047)		7,868,926

Other Assets, Less Liabilities — 0.3%		25,259

Net Assets — 100.0%		$7,894,185

(a)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(2	)(b)	$2	$—	$—	—	$21	(c)	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	1	09/09/21	$18	$63

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Equal Weighted ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$63

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$7,738

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$83

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$41,326

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$29,043	$7,839,883	$—	$7,868,926

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$63	$—	$63

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.1%
Japan Airlines Co. Ltd.(a)	1,600	$34,088

Auto Components — 2.8%
Aisin Corp.	1,600	61,074
Bridgestone Corp.	12,800	589,231
Koito Manufacturing Co. Ltd.	400	24,468
Stanley Electric Co. Ltd.	3,200	79,857
Sumitomo Electric Industries Ltd.	16,000	213,689
Toyota Industries Corp.	3,200	270,178

		1,238,497

Automobiles — 14.2%
Honda Motor Co. Ltd.	36,800	1,113,811
Isuzu Motors Ltd.	12,800	161,808
Mazda Motor Corp.(a)	8,300	72,051
Nissan Motor Co. Ltd.(a)	51,200	268,600
Subaru Corp.	14,400	266,511
Suzuki Motor Corp.	4,800	207,413
Toyota Motor Corp.	46,400	4,041,131
Yamaha Motor Co. Ltd.	6,400	162,827

		6,294,152

Banks — 8.9%
Chiba Bank Ltd. (The)	11,200	69,918
Concordia Financial Group Ltd.	24,000	93,052
Japan Post Bank Co. Ltd.	9,600	83,945
Mitsubishi UFJ Financial Group Inc.	270,400	1,467,039
Mizuho Financial Group Inc.	52,850	740,525
Resona Holdings Inc.	48,000	185,623
Shizuoka Bank Ltd. (The)	9,600	75,203
Sumitomo Mitsui Financial Group Inc.	28,800	994,052
Sumitomo Mitsui Trust Holdings Inc.	8,000	261,306

		3,970,663

Beverages — 2.0%
Asahi Group Holdings Ltd.	9,600	446,252
Kirin Holdings Co. Ltd.	17,600	318,855
Suntory Beverage & Food Ltd.	3,200	128,267

		893,374

Building Products — 0.4%
AGC Inc.	1,600	77,294
TOTO Ltd.	1,600	87,079

		164,373

Capital Markets — 1.4%
Daiwa Securities Group Inc.	32,000	181,024
Nomura Holdings Inc.	68,800	332,252
SBI Holdings Inc.	4,800	116,290

		629,566

Chemicals — 3.0%
Asahi Kasei Corp.	27,200	280,434
Mitsubishi Chemical Holdings Corp.	14,400	126,433
Mitsubishi Gas Chemical Co. Inc.	3,200	60,296
Mitsui Chemicals Inc.	4,800	165,707
Nippon Sanso Holdings Corp.	3,200	77,550
Nitto Denko Corp.	3,200	242,755
Sumitomo Chemical Co. Ltd.	11,200	56,780
Toray Industries Inc.	30,400	204,979
Tosoh Corp.	6,400	116,163

		1,331,097

Security	Shares	Value

Commercial Services & Supplies — 0.8%
Dai Nippon Printing Co. Ltd.	4,800	$114,047
Secom Co. Ltd.	1,600	121,332
Toppan Inc.	6,400	109,869

		345,248

Construction & Engineering — 1.1%
Kajima Corp.	9,600	124,034
Obayashi Corp.	14,400	118,489
Shimizu Corp.	12,800	91,852
Taisei Corp.	4,800	150,171

		484,546

Diversified Financial Services — 1.4%
Mitsubishi HC Capital Inc.	14,400	77,112
ORIX Corp.	27,200	507,483
Tokyo Century Corp.	600	34,309

		618,904

Diversified Telecommunication Services — 1.7%
Nippon Telegraph & Telephone Corp.	28,800	767,312

Electric Utilities — 1.1%
Chubu Electric Power Co. Inc.	14,400	174,131
Kansai Electric Power Co. Inc. (The)	16,000	160,788
Tohoku Electric Power Co. Inc.	8,000	61,238
Tokyo Electric Power Co. Holdings Inc.(a)	33,600	88,254

		484,411

Electrical Equipment — 1.5%
Fuji Electric Co. Ltd.	3,200	138,436
Mitsubishi Electric Corp.	40,000	546,844

		685,280

Electronic Equipment, Instruments & Components — 1.6%
Hirose Electric Co. Ltd.	400	66,598
Kyocera Corp.	7,000	435,169
Omron Corp.	1,600	150,762
Yokogawa Electric Corp.	4,800	75,087

		727,616

Equity Real Estate Investment Trusts (REITs) — 3.1%
Daiwa House REIT Investment Corp.	32	94,510
GLP J-REIT	96	174,260
Japan Metropolitan Fund Invest	160	155,443
Japan Real Estate Investment Corp.	32	197,764
Nippon Building Fund Inc.	32	207,806
Nippon Prologis REIT Inc.	48	172,610
Nomura Real Estate Master Fund Inc.	96	148,003
Orix JREIT Inc.	64	114,080
United Urban Investment Corp.	64	90,403

		1,354,879

Food & Staples Retailing — 1.7%
Lawson Inc.	1,600	76,954
Seven & i Holdings Co. Ltd.	16,000	698,181

		775,135

Food Products — 1.3%
Ajinomoto Co. Inc.	4,800	141,486
MEIJI Holdings Co. Ltd.	3,200	196,807
NH Foods Ltd.	1,600	62,085
Nisshin Seifun Group Inc.	4,800	78,820
Nissin Foods Holdings Co. Ltd.	200	15,570
Toyo Suisan Kaisha Ltd.	1,600	66,308

		561,076

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities — 0.9%
Osaka Gas Co. Ltd.	8,000	$149,960
Toho Gas Co. Ltd.	1,600	74,587
Tokyo Gas Co. Ltd.	8,000	153,782

		378,329

Health Care Providers & Services — 0.2%
Medipal Holdings Corp.	4,800	91,757

Household Durables — 2.6%
Casio Computer Co. Ltd.	4,800	74,134
Iida Group Holdings Co. Ltd.	3,200	81,239
Panasonic Corp.	49,600	592,971
Sekisui Chemical Co. Ltd.	8,000	136,914
Sekisui House Ltd.	14,400	286,894

		1,172,152

Household Products — 0.1%
Pigeon Corp.	1,600	46,345

Industrial Conglomerates — 1.8%
Hitachi Ltd.	14,400	795,838

Insurance — 5.2%
Dai-ichi Life Holdings Inc.	22,400	443,235
Japan Post Holdings Co. Ltd.	35,200	302,534
Japan Post Insurance Co. Ltd.	4,800	87,168
MS&AD Insurance Group Holdings Inc.	9,600	310,741
Sompo Holdings Inc.	6,400	281,329
T&D Holdings Inc.	12,800	155,784
Tokio Marine Holdings Inc.	14,400	704,582

		2,285,373

Interactive Media & Services — 0.3%
Z Holdings Corp.	20,800	135,246

Internet & Direct Marketing Retail — 0.1%
Rakuten Group Inc.	6,400	66,945

IT Services — 1.7%
Fujitsu Ltd.	4,100	754,756

Leisure Products — 0.2%
Yamaha Corp.	1,600	94,338

Machinery — 1.8%
Hino Motors Ltd.	6,400	55,380
Hitachi Construction Machinery Co. Ltd.	3,200	91,677
Hoshizaki Corp.	200	18,775
Kubota Corp.	14,400	297,528
Mitsubishi Heavy Industries Ltd.	6,400	169,081
NGK Insulators Ltd.	6,400	106,103
NSK Ltd.	8,000	56,127

		794,671

Marine — 0.6%
Nippon Yusen KK	3,200	257,328

Media — 0.5%
Dentsu Group Inc.	4,800	178,431
Hakuhodo DY Holdings Inc.	3,200	50,458

		228,889

Metals & Mining — 1.6%
Hitachi Metals Ltd.(a)	3,200	61,770
JFE Holdings Inc.	11,200	181,663
Nippon Steel Corp.	19,200	392,411

Security	Shares	Value
Metals & Mining (continued)
Sumitomo Metal Mining Co. Ltd.	1,600	$61,314

		697,158

Multiline Retail — 0.2%
Ryohin Keikaku Co. Ltd.	3,200	68,518

Oil, Gas & Consumable Fuels — 1.2%
ENEOS Holdings Inc.	68,800	265,906
Idemitsu Kosan Co. Ltd.	4,892	117,166
Inpex Corp.	22,400	153,908

		536,980

Paper & Forest Products — 0.2%
Oji Holdings Corp.	17,600	92,133

Personal Products — 0.7%

Kao Corp.	4,800	289,951
Pola Orbis Holdings Inc.	1,600	34,906

		324,857

Pharmaceuticals — 7.1%
Astellas Pharma Inc.	41,600	700,956
Daiichi Sankyo Co. Ltd.	12,800	304,031
Hisamitsu Pharmaceutical Co. Inc.	200	8,015
Otsuka Holdings Co. Ltd.	8,000	340,436
Santen Pharmaceutical Co. Ltd.	8,000	119,621
Shionogi & Co. Ltd.	6,400	402,116
Sumitomo Dainippon Pharma Co. Ltd.	4,800	86,160
Taisho Pharmaceutical Holdings Co. Ltd.	500	29,164
Takeda Pharmaceutical Co. Ltd.	35,200	1,171,650

		3,162,149

Real Estate Management & Development — 4.0%
Daito Trust Construction Co. Ltd.	1,600	175,721
Daiwa House Industry Co. Ltd.	12,800	390,320
Hulic Co. Ltd.	3,200	37,536
Mitsubishi Estate Co. Ltd.	25,600	400,803
Mitsui Fudosan Co. Ltd.	20,800	477,318
Nomura Real Estate Holdings Inc.	3,200	81,950
Sumitomo Realty & Development Co. Ltd.	6,400	206,622

		1,770,270

Road & Rail — 3.0%
Central Japan Railway Co.	3,200	468,383
East Japan Railway Co.	4,800	322,628
Hankyu Hanshin Holdings Inc.	4,800	143,638
Keisei Electric Railway Co. Ltd.	1,600	49,222
Kintetsu Group Holdings Co. Ltd.(a)	1,600	54,650
Nippon Express Co. Ltd.	1,600	108,795
Odakyu Electric Railway Co. Ltd.	1,600	37,279
Tokyu Corp.	4,800	66,003
West Japan Railway Co.	1,600	87,387

		1,337,985

Semiconductors & Semiconductor Equipment — 0.1%
Rohm Co. Ltd.	400	38,455

Software — 0.2%
Trend Micro Inc.	1,600	87,647

Specialty Retail — 0.3%
ABC-Mart Inc.	400	21,386
USS Co. Ltd.	3,200	52,868
Yamada Holdings Co. Ltd.	16,000	68,642

		142,896

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 3.2%
Brother Industries Ltd.	4,800	$98,504
Canon Inc.	22,400	532,944
FUJIFILM Holdings Corp.	8,000	658,337
Seiko Epson Corp.	6,400	119,198

		1,408,983

Tobacco — 1.2%
Japan Tobacco Inc.	27,200	527,750

Trading Companies & Distributors — 6.0%
Itochu Corp.	17,600	529,428
Marubeni Corp.	35,200	280,062
Mitsubishi Corp.	17,600	529,627
Mitsui & Co. Ltd.	33,600	741,068
Sumitomo Corp.	25,600	360,775
Toyota Tsusho Corp.	4,800	212,246

		2,653,206

Security	Shares	Value

Wireless Telecommunication Services — 6.6%
KDDI Corp.	35,200	$1,075,902
Softbank Corp.	64,000	856,501
SoftBank Group Corp.	17,800	1,003,097

		2,935,500

Total Common Stocks — 99.7% (Cost: $42,618,146)		44,246,671

Total Investments in Securities — 99.7% (Cost: $42,618,146)		44,246,671

Other Assets, Less Liabilities — 0.3%		114,024

Net Assets — 100.0%		$44,360,695

(a)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$2	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	6	09/09/21	$107	$1,433

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,433

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Value ETF

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$13,130

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,568

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$163,205

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$174,260	$44,072,411	$—	$44,246,671

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$1,433	$—	$1,433

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2021

	iShares MSCI Japan Equal Weighted ETF	iShares MSCI Japan Value ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$7,868,926	$44,246,671
Cash	1,944	6,412
Foreign currency, at value(b)	9,189	62,464
Foreign currency collateral pledged:
Futures contracts(c)	924	5,536
Receivables:
Investments sold	148,064	—
Variation margin on futures contracts	68	1,453
Dividends	12,666	76,498
Tax reclaims	—	5,310

Total assets	8,041,781	44,404,344

LIABILITIES
Payables:
Investments purchased	146,602	38,032
Investment advisory fees	994	5,617

Total liabilities	147,596	43,649

NET ASSETS	$7,894,185	$44,360,695

NET ASSETS CONSIST OF:
Paid-in capital	$7,211,200	$43,385,648
Accumulated earnings	682,985	975,047

NET ASSETS	$7,894,185	$44,360,695

Shares outstanding	200,000	1,600,000

Net asset value	$39.47	$27.73

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$6,984,047	$42,618,146
(b) Foreign currency, at cost	$9,211	$62,871
(c) Foreign currency collateral pledged, at cost	$929	$5,559

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statement of Operations

Year Ended August 31, 2021

	iShares MSCI Japan Equal Weighted ETF	iShares MSCI Japan Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$161,814	$717,085
Dividends — Affiliated	—	2
Securities lending income — Affiliated — net	21	—
Foreign taxes withheld	(16,060)	(71,421)

Total investment income	145,775	645,666

EXPENSES
Investment advisory fees	11,519	38,174

Total expenses	11,519	38,174

Net investment income	134,256	607,492

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(170,669)	(514,936)
Investments — Affiliated	2	—
In-kind redemptions — Unaffiliated	—	390,906
Futures contracts	7,738	13,130
Foreign currency transactions	(446)	(1,085)

Net realized loss	(163,375)	(111,985)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,181,504	1,979,541
Futures contracts	83	1,568
Foreign currency translations	(127)	(506)

Net change in unrealized appreciation (depreciation)	1,181,460	1,980,603

Net realized and unrealized gain	1,018,085	1,868,618

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,152,341	$2,476,110

See notes to financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Japan Equal Weighted ETF		iShares MSCI Japan Value ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$134,256	$132,744	$607,492	$212,145
Net realized gain (loss)	(163,375)	600,883	(111,985)	37,327
Net change in unrealized appreciation (depreciation)	1,181,460	(186,121)	1,980,603	(106,226)

Net increase in net assets resulting from operations	1,152,341	547,506	2,476,110	143,246

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(116,528)	(182,059)	(537,816)	(280,402)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	—	(25,928)	35,457,668	(8,724)

NET ASSETS
Total increase (decrease) in net assets	1,035,813	339,519	37,395,962	(145,880)
Beginning of year	6,858,372	6,518,853	6,964,733	7,110,613

End of year	$7,894,185	$6,858,372	$44,360,695	$6,964,733

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Japan Equal Weighted ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Period From 03/05/19(a) to 08/31/19
Net asset value, beginning of period	$34.29	$32.59	$33.43

Net investment income(b)	0.67	0.66	0.44
Net realized and unrealized gain (loss)(c)	5.09	1.95	(0.82)

Net increase (decrease) from investment operations	5.76	2.61	(0.38)

Distributions(d)
From net investment income	(0.58)	(0.91)	(0.46)

Total distributions	(0.58)	(0.91)	(0.46)

Net asset value, end of period	$39.47	$34.29	$32.59

Total Return(e)
Based on net asset value	16.83%	7.98%	(1.14	)%(f)

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15	%(g)

Net investment income	1.75%	1.98%	2.68	%(g)

Supplemental Data
Net assets, end of period (000)	$7,894	$6,858	$6,519

Portfolio turnover rate(h)	25%	17%	6	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan Value ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Period From 03/05/19(a) to 08/31/19
Net asset value, beginning of period	$23.22	$23.70	$24.67

Net investment income(b)	0.65	0.71	0.46
Net realized and unrealized gain (loss)(c)	4.36	(0.26)	(0.97)

Net increase (decrease) from investment operations	5.01	0.45	(0.51)

Distributions(d)
From net investment income	(0.50)	(0.93)	(0.46)

Total distributions	(0.50)	(0.93)	(0.46)

Net asset value, end of period	$27.73	$23.22	$23.70

Total Return(e)
Based on net asset value	21.62%	1.71%	(2.10	)%(f)

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15	%(g)

Net investment income	2.39%	2.98%	3.83	%(g)

Supplemental Data
Net assets, end of period (000)	$44,361	$6,965	$7,111

Portfolio turnover rate(h)	24%	35%	9	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Japan Equal Weighted	Non-diversified
MSCI Japan Value	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.15%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Japan Equal Weighted	$5

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Japan Value	$3,932,935	$2,307,004	$(87,458)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Japan Equal Weighted	$1,892,564	$1,884,967
MSCI Japan Value	9,410,550	6,151,578

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Japan Value	$34,631,574	$2,435,687

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
MSCI Japan Equal Weighted	$102	$(102)
MSCI Japan Value	372,118	(372,118)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20
MSCI Japan Equal Weighted
Ordinary income	$116,528	$182,059

MSCI Japan Value
Ordinary income	$537,816	$280,402

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
MSCI Japan Equal Weighted	$60,521	$(161,727)	$784,191		$682,985
MSCI Japan Value	334,210	(424,703)	1,065,540		975,047

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Japan Equal Weighted	$7,084,801	$1,080,651	$(296,463)	$784,188
MSCI Japan Value	43,182,360	2,624,465	(1,558,721)	1,065,744

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount
MSCI Japan Equal Weighted
Shares sold	—	$—	100,000	$3,403,244
Shares redeemed	—	—	(100,000)	(3,429,172)

Net decrease	—	$—	—	$(25,928)

MSCI Japan Value
Shares sold	1,400,000	$37,929,376	100,000	$2,629,581
Shares redeemed	(100,000)	(2,471,708)	(100,000)	(2,638,305)

Net increase (decrease)	1,300,000	$35,457,668	—	$(8,724)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares MSCI Japan Equal

Weighted ETF and iShares MSCI Japan Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Japan Equal Weighted ETF and iShares MSCI Japan Value ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period March 5, 2019 (commencement of operations) to August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the two years in the period ended August 31, 2021 and for the period March 5, 2019 (commencement of operations) to August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	31

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income
MSCI Japan Equal Weighted	$146,169
MSCI Japan Value	644,476

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Japan Equal Weighted	$161,814	$16,154
MSCI Japan Value	717,124	62,800

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Japan Equal Weighted ETF, iShares MSCI Japan Value ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	33

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Japan Value	$0.496246	$—	$—	$0.496246	100%	—%	—%	100%

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	35

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-819-0821

AUGUST 31, 2021

2021 Annual Report

iShares Trust

•	iShares ESG Advanced MSCI EAFE ETF | DMXF | NASDAQ

•	iShares ESG Advanced MSCI EM ETF | EMXF | NASDAQ

•	iShares ESG Advanced MSCI USA ETF | USXF | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.52%	31.17%
U.S. small cap equities (Russell 2000® Index)	3.81	47.08
International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12
Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® ESG Advanced MSCI EAFE ETF

Investment Objective

The iShares ESG Advanced MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market companies excluding the U.S. and Canada that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities, as represented by the MSCI EAFE Choice ESG Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	27.47%	30.81%	27.47%	38.44%
Fund Market	27.90	31.06	27.90	38.75
Index	27.71	31.17	27.71	38.69

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/16/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,115.50	$0.64		$1,000.00	$1,024.60	$0.61		0.12%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® ESG Advanced MSCI EAFE ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy recovered from the effects of the pandemic. For many investors, the threat to public health from the virus underscored the importance of a reporting system that accounts for the effects of company behavior on global social and environmental well-being. Countries around the world continued to advance measures to address climate issues, including Japan, which announced a large increase in its decarbonization goals. The E.U. made progress on implementing the European Green Deal, which targets continent-wide carbon neutrality by 2050.

In this environment, stocks with positive ESG characteristics and additional screens for controversial activities in developed markets outside of North America posted a significant return for the reporting period. Japanese stocks contributed the most to the Index’s performance, driven by the information technology sector. Makers of factory automation equipment gained, as strong demand and labor shortages accelerated automation trends.

Dutch stocks also advanced, buoyed by the information technology sector. Semiconductor equipment manufacturers posted significant revenue growth as a global semiconductor shortage prompted chipmakers to increase capacity.

U.K. stocks were another source of strength, led by the financials sector. The insurance industry bolstered profits by significantly increasing new business, particularly in Asia. French equities also advanced, as apparel, accessories, and luxury goods companies in the consumer discretionary sector benefited from a surge in pent-up consumer demand for luxury brands. Swiss stocks also contributed solidly to the Index’s return, as the healthcare sector gained.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI EAFE Index. Relative to the broader market, the ESG index methodology removes companies with lower ESG characteristics. Consequently, the Index achieved an ESG quality score of 8.7 out of 10, which places it in the 95th percentile among its peers. The Index held an overweight position in the information technology sector, and an underweight position in consumer staples. Positioning in the healthcare sector contributed the most to the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	21.2%
Industrials	17.3
Information Technology	14.9
Consumer Discretionary	11.1
Health Care	10.2
Materials	7.7
Communication Services	6.7
Consumer Staples	5.7
Real Estate	4.6
Utilities	0.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
Japan	27.5%
France	10.5
United Kingdom	9.8
Germany	8.6
Netherlands	8.2
Switzerland	6.9
Australia	5.4
Sweden	4.7
Denmark	4.0
Hong Kong	3.7

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® ESG Advanced MSCI EM ETF

Investment Objective

The iShares ESG Advanced MSCI EM ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market companies that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities, as represented by the MSCI Emerging Markets Choice ESG Screened 5% Issuer Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	28.74%
Fund Market	29.24
Index	29.72

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/6/20. The first day of secondary market trading was 10/8/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,047.70	$0.88		$1,000.00	$1,024.30	$0.87		0.17%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® ESG Advanced MSCI EM ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy recovered from the effects of the coronavirus pandemic. For many investors, the threat to public health from the coronavirus underscored the importance of a reporting system that accounts for the effects of company behavior on global social and environmental well-being. Many countries continued to advance measures to address climate issues, including Taiwan, which pledged to reach carbon neutrality by 2050, partly to prepare its export-driven economy for expected carbon border taxes, such as those recently proposed by the European Commission. India’s 2021 stimulus package advanced green recovery goals, including spending billions on battery and solar development.

In this environment, emerging markets stocks with positive ESG characteristics advanced significantly for the reporting period. Taiwanese stocks contributed the most to the Index’s performance as surging global demand for semiconductors and electronics reinvigorated the local economy and drove robust earnings and guidance in the information technology (“IT”) sector. Indian software and services companies in the IT sector benefited as businesses increased technology spending on cloud services, cybersecurity measures, and automation processes. In China, stocks of electric vehicle (“EV”) manufacturers led contribution in the consumer discretionary sector, advancing sharply amid surging EV demand. Communication services stocks drove gains in South Korea, buoyed by rapid revenue and profit growth across multiple platforms, from banking services to online advertising and digital content.

In terms of relative performance, the Index significantly outperformed the broader market, as represented by the MSCI Emerging Markets Index. Relative to the broader market, the ESG index methodology removed companies with lower ESG characteristics. Consequently, the Index achieved an ESG quality score of 7.7 out of 10, placing it in the 97th percentile among its peers. The Index held underweight positions in China and South Korea and overweight positions in Taiwan and South Africa. Stock selection and the underweight position in China contributed the majority of the Index’s relative performance, and an overweight and stock selection within Taiwan also proved beneficial to performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	30.1%
Information Technology	22.6
Consumer Discretionary	15.1
Communication Services	9.4
Health Care	6.3
Consumer Staples	5.6
Materials	4.6
Industrials	4.2
Real Estate	1.6
Utilities	0.5

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
China	27.6%
Taiwan	19.3
India	13.5
South Korea	9.0
South Africa	7.0
Brazil	5.5
Thailand	2.8
Indonesia	2.2
Malaysia	1.9
United Arab Emirates	1.6

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® ESG Advanced MSCI USA ETF

Investment Objective

The iShares ESG Advanced MSCI USA ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. companies that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities, as represented by the MSCI USA Choice ESG Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	32.53%	40.80%	32.53%	51.34%
Fund Market	32.37	40.86	32.37	51.42
Index	32.28	40.80	32.28	51.06

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/16/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,194.70	$0.55		$1,000.00	$1,024.70	$0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® ESG Advanced MSCI USA ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy recovered from the effects of the pandemic. For many investors, the threat to public health from the virus underscored the importance of a reporting system that accounts for the effects of company behavior on global social and environmental well-being. The stimulus bill passed in December 2020 included significant wind and solar power incentives. The new administration also began to review for possible reversal of a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL announced that it would suspend enforcement of the rule during the review.

In this environment, many of the stocks of U.S. companies with positive ESG characteristics and additional screens for controversial activities posted strong gains for the reporting period. The information technology sector contributed the most, led by the semiconductors and semiconductor equipment industry. A global microchip shortage and higher demand for advanced graphics cards amid an increase in gaming bolstered earnings in the industry. The software and services industry gained, supported by investments to support remote work. Companies in the industry worked toward implementing carbon-neutrality goals by using renewable energy sources for powering data centers, a key driver of electricity consumption.

U.S. financials stocks contributed meaningfully to the Index’s return, as robust retail stock trading benefited the diversified financials industry. The consumer discretionary sector’s contribution was supported by a consumer-powered rebound in the retail industry, while industrials stocks gained due to an increase in demand for construction equipment.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI USA Index. Relative to the broader market, the ESG index methodology removes companies with lower ESG characteristics. Consequently, the Index achieved an ESG quality score of 8.2, in the 99th percentile among its peers. The Index held an overweight position in the information technology sector and an underweight position in the communication services sector. Stock selection in the consumer discretionary sector was the largest contributor to the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	35.8%
Health Care	13.4
Financials	12.1
Consumer Discretionary	11.3
Industrials	9.8
Consumer Staples	5.7
Real Estate	5.0
Materials	4.2
Communication Services	2.5
Utilities	0.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
NVIDIA Corp.	3.5%
Visa Inc., Class A	2.5
Home Depot Inc. (The)	2.2
PayPal Holdings Inc.	2.0
Adobe Inc.	2.0
Mastercard Inc., Class A	1.9
salesforce.com Inc.	1.6
Cisco Systems Inc.	1.6
Coca-Cola Co. (The)	1.5
Verizon Communications Inc.	1.4

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments August 31, 2021	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.4%
Afterpay Ltd.(a)	5,461	$531,188
ASX Ltd.	5,395	345,291
Aurizon Holdings Ltd.	52,155	143,490
Australia & New Zealand Banking Group Ltd.	77,105	1,560,620
BlueScope Steel Ltd.	12,228	223,556
Brambles Ltd.	36,760	324,932
Cochlear Ltd.	1,654	280,943
Computershare Ltd.	12,127	145,725
CSL Ltd.	11,454	2,605,129
Dexus	24,749	192,597
Evolution Mining Ltd.	44,751	127,686
Fortescue Metals Group Ltd.	44,207	673,947
Goodman Group	41,097	694,133
GPT Group (The)	46,838	165,819
Insurance Australia Group Ltd.	60,137	229,631
James Hardie Industries PLC	11,026	424,985
Lendlease Corp. Ltd.	16,590	144,152
Magellan Financial Group Ltd.	5,750	181,336
Medibank Pvt Ltd.	66,368	171,947
Mirvac Group	92,408	210,449
Newcrest Mining Ltd.	19,783	357,178
Northern Star Resources Ltd.	35,700	253,968
Orica Ltd.	9,424	90,165
QBE Insurance Group Ltd.	36,616	315,091
Ramsay Health Care Ltd.	4,451	223,497
REA Group Ltd.	1,305	146,053
Reece Ltd.	7,560	115,054
Scentre Group	123,764	257,413
Seek Ltd.	8,796	208,360
Sonic Healthcare Ltd.	11,381	360,314
Stockland	58,211	196,165
Suncorp Group Ltd.	34,938	317,902
Sydney Airport(a)	28,639	166,254
Transurban Group	67,975	703,559
Vicinity Centres	92,299	116,524
WiseTech Global Ltd.	3,437	120,814

		13,325,867

Austria — 0.2%
Erste Group Bank AG	6,934	276,869
Raiffeisen Bank International AG	3,260	78,163
voestalpine AG	2,742	124,473

		479,505

Belgium — 0.7%
Ageas SA/NV	4,981	248,915
Elia Group SA/NV	921	115,674
Groupe Bruxelles Lambert SA	2,531	289,967
KBC Group NV	6,301	529,536
Proximus SADP	3,150	61,760
Solvay SA	1,865	244,111
Umicore SA	5,079	334,208

		1,824,171

China — 0.1%
Chow Tai Fook Jewellery Group Ltd.	35,000	70,923
SITC International Holdings Co. Ltd.	35,000	152,556

		223,479

Denmark — 4.0%
AP Moller - Maersk A/S, Class A	72	195,115

Security	Shares	Value

Denmark (continued)
AP Moller - Maersk A/S, Class B, NVS	145	$413,070
Chr Hansen Holding A/S	2,626	242,328
Demant A/S(a)	2,626	148,955
DSV Panalpina A/S	5,226	1,331,176
Genmab A/S(a)	1,686	798,714
GN Store Nord A/S	3,230	243,138
Novo Nordisk A/S, Class B	42,917	4,296,416
Novozymes A/S, Class B	5,192	419,706
Pandora A/S	2,558	306,612
Rockwool International A/S, Class B	216	114,272
Tryg A/S	8,765	217,024
Vestas Wind Systems A/S	25,670	1,036,468

		9,762,994

Finland — 1.7%
Elisa OYJ	3,470	222,395
Kesko OYJ, Class B	7,037	291,188
Kone OYJ, Class B	8,548	709,315
Nokia OYJ(a)	137,411	825,446
Nordea Bank Abp	80,721	948,072
Orion OYJ, Class B	2,461	100,384
Sampo OYJ, Class A	12,539	647,957
Stora Enso OYJ, Class R	14,778	289,934
Wartsila OYJ Abp	12,635	179,242

		4,213,933

France — 10.5%
Accor SA(a)	4,516	155,732
Aeroports de Paris(a)	1,296	152,623
Air Liquide SA	11,830	2,120,437
Amundi SA(b)	1,516	143,479
Arkema SA	1,619	215,173
AXA SA	56,564	1,589,080
BioMerieux	1,052	128,844
BNP Paribas SA	28,035	1,776,013
Bouygues SA	5,680	237,843
Bureau Veritas SA	7,108	236,236
Capgemini SE	3,996	898,250
Carrefour SA	14,981	298,243
Cie. Generale des Etablissements Michelin SCA	4,212	681,906
CNP Assurances	7,188	123,166
Covivio	1,336	127,330
Credit Agricole SA	20,510	295,692
Danone SA	16,284	1,189,152
Dassault Systemes SE	16,346	933,618
Edenred	6,453	366,011
Eiffage SA	2,037	211,947
EssilorLuxottica SA	7,081	1,391,346
Eurazeo SE	1,086	111,719
Eurofins Scientific SE	2,660	377,147
Gecina SA	1,055	163,997
Getlink SE	10,940	176,227
Hermes International	787	1,158,313
Ipsen SA	1,193	119,330
Klepierre SA	5,018	123,021
Legrand SA	6,757	775,260
L’Oreal SA	6,265	2,939,157
Orpea SA	1,338	168,667
Publicis Groupe SA	5,355	351,556
Sartorius Stedim Biotech	706	428,238
Schneider Electric SE	13,394	2,393,059

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
SCOR SE	3,859	$118,432
SEB SA	700	110,188
Societe Generale SA	20,055	631,213
Sodexo SA(a)	2,284	189,254
Suez SA	8,581	199,094
Unibail-Rodamco-Westfield(a)	3,120	273,405
Valeo	6,059	172,939
Vivendi SE	17,500	666,602
Wendel SE	705	102,307
Worldline SA(a)(b)	7,602	676,905

		25,698,151

Germany — 8.2%
adidas AG	5,331	1,891,171
Allianz SE, Registered	10,545	2,475,563
Bayerische Motoren Werke AG	8,793	834,620
Bechtle AG	2,220	160,516
Beiersdorf AG	2,505	304,017
Brenntag SE	3,818	385,306
Carl Zeiss Meditec AG, Bearer	1,050	232,005
Commerzbank AG(a)	28,461	178,120
Covestro AG(b)	4,940	320,149
Deutsche Boerse AG	4,725	814,859
Deutsche Post AG, Registered	24,648	1,732,978
Deutsche Telekom AG, Registered	82,779	1,760,151
Deutsche Wohnen SE	8,517	528,676
Evonik Industries AG	5,636	190,294
GEA Group AG	3,535	163,168
Hannover Rueck SE	1,544	284,137
HeidelbergCement AG	3,577	310,221
HelloFresh SE(a)	4,244	458,216
Henkel AG & Co. KGaA	2,634	237,073
Infineon Technologies AG	35,271	1,501,760
KION Group AG	1,645	176,026
Knorr-Bremse AG	1,725	207,131
LANXESS AG	2,330	169,840
LEG Immobilien SE	1,725	275,151
Merck KGaA	3,196	759,359
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	3,539	1,032,922
Nemetschek SE	1,334	130,744
Puma SE	2,641	320,656
Rational AG	108	123,597
Scout24 AG(b)	2,226	187,147
Symrise AG	3,193	454,396
Telefonica Deutschland Holding AG	23,981	67,318
Vonovia SE	13,271	895,937
Zalando SE(a)(b)	5,905	654,716

		20,217,940

Hong Kong — 3.7%
AIA Group Ltd.	301,000	3,594,158
BOC Hong Kong Holdings Ltd.	91,000	275,382
ESR Cayman Ltd.(a)(b)	77,000	234,572
Hang Lung Properties Ltd.	37,000	88,853
Hang Seng Bank Ltd.	17,500	312,854
HKT Trust & HKT Ltd., Class SS	105,000	143,177
Hong Kong Exchanges & Clearing Ltd.	27,900	1,762,556
Link REIT	56,000	514,886
MTR Corp. Ltd.	38,500	216,738
New World Development Co. Ltd.	35,000	164,627

Security	Shares	Value

Hong Kong (continued)
Sino Land Co. Ltd.	86,000	$126,654
Sun Hung Kai Properties Ltd.	36,000	507,743
Swire Properties Ltd.	28,000	75,676
Techtronic Industries Co. Ltd.	36,000	796,760
Wharf Real Estate Investment Co. Ltd.	37,000	183,231

		8,997,867

Ireland — 0.8%
CRH PLC	19,431	1,029,375
Kerry Group PLC, Class A	4,032	591,290
Smurfit Kappa Group PLC	5,919	339,241

		1,959,906

Israel — 0.6%
Bank Hapoalim BM	25,410	218,593
Bank Leumi Le-Israel BM	38,259	316,066
CyberArk Software Ltd.(a)	1,050	176,337
Israel Discount Bank Ltd., Class A(a)	28,636	147,913
Mizrahi Tefahot Bank Ltd.	2,838	94,413
Nice Ltd.(a)	1,996	579,633

		1,532,955

Italy — 1.6%
Amplifon SpA	2,843	148,710
Assicurazioni Generali SpA	27,837	567,904
CNH Industrial NV	25,344	418,957
DiaSorin SpA	705	160,845
Ferrari NV	3,159	685,252
FinecoBank Banca Fineco SpA(a)	11,753	216,514
Infrastrutture Wireless Italiane SpA(b)	7,916	94,180
Moncler SpA	5,113	327,387
Nexi SpA(a)(b)	11,449	238,648
Poste Italiane SpA(b)	13,518	183,276
Prysmian SpA	6,371	239,868
Recordati Industria Chimica e Farmaceutica SpA	2,462	161,559
Telecom Italia SpA/Milano	234,927	106,438
Terna - Rete Elettrica Nazionale	42,464	335,893

		3,885,431

Japan — 27.4%
Advantest Corp.	4,100	353,222
Aeon Co. Ltd.	17,500	463,276
Ajinomoto Co. Inc.	10,500	309,502
ANA Holdings Inc.(a)	3,600	85,337
Asahi Kasei Corp.	32,400	334,046
Astellas Pharma Inc.	49,000	825,646
Azbil Corp.	3,500	151,774
Bridgestone Corp.	14,000	644,471
Brother Industries Ltd.	7,000	143,651
Canon Inc.	25,200	599,562
Capcom Co. Ltd.	7,000	194,944
Casio Computer Co. Ltd.	3,500	54,056
Central Japan Railway Co.	3,500	512,294
Chiba Bank Ltd. (The)	14,000	87,398
Chugai Pharmaceutical Co. Ltd.	17,500	683,776
CyberAgent Inc.	14,000	256,285
Dai Nippon Printing Co. Ltd.	7,000	166,318
Daifuku Co. Ltd.	3,500	308,913
Dai-ichi Life Holdings Inc.	25,300	500,618
Daiichi Sankyo Co. Ltd.	42,000	997,602
Daikin Industries Ltd.	6,200	1,547,189
Daiwa House Industry Co. Ltd.	14,000	426,912
Daiwa Securities Group Inc.	14,000	79,216

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Denso Corp.	10,500	$734,926
Eisai Co. Ltd.	7,000	577,288
Fanuc Corp.	4,300	936,802
Fast Retailing Co. Ltd.	1,300	856,281
FUJIFILM Holdings Corp.	10,500	864,068
Fujitsu Ltd.	4,400	809,982
Hakuhodo DY Holdings Inc.	7,000	110,377
Hankyu Hanshin Holdings Inc.	7,000	209,472
Hino Motors Ltd.	7,200	62,302
Hirose Electric Co. Ltd.	300	49,948
Hisamitsu Pharmaceutical Co. Inc.	2,800	112,205
Hitachi Construction Machinery Co. Ltd.	3,500	100,272
Hitachi Metals Ltd.(a)	7,100	137,052
Hoshizaki Corp.	800	75,102
Hoya Corp.	9,000	1,453,357
Hulic Co. Ltd.	7,200	84,457
Ibiden Co. Ltd.	3,500	188,322
Itochu Techno-Solutions Corp.	3,500	108,139
Japan Exchange Group Inc.	14,000	333,416
Japan Metropolitan Fund Invest	177	171,959
Japan Real Estate Investment Corp.	35	216,305
JFE Holdings Inc.	14,000	227,078
JSR Corp.	7,000	242,551
Kajima Corp.	10,500	135,663
Kansai Paint Co. Ltd.	3,500	90,651
Kao Corp.	14,000	845,692
KDDI Corp.	42,000	1,283,746
Keio Corp.	3,500	188,334
Keisei Electric Railway Co. Ltd.	3,500	107,673
Keyence Corp.	4,800	2,881,598
Kikkoman Corp.	3,500	262,763
Kintetsu Group Holdings Co. Ltd.(a)	3,500	119,547
Kobayashi Pharmaceutical Co. Ltd.	4,000	313,093
Kobe Bussan Co. Ltd.	3,500	136,150
Komatsu Ltd.	21,600	525,371
Kubota Corp.	25,200	520,674
Kurita Water Industries Ltd.	3,500	164,155
Kyocera Corp.	10,500	652,754
Kyowa Kirin Co. Ltd.	7,000	229,045
Lion Corp.	7,000	119,111
Lixil Corp.	7,000	203,712
Mazda Motor Corp.(a)	14,000	121,531
Medipal Holdings Corp.	3,600	68,818
Mercari Inc.(a)	3,500	172,699
Minebea Mitsumi Inc.	10,500	269,938
Mitsubishi Chemical Holdings Corp.	32,400	284,474
Mitsubishi Electric Corp.	50,300	687,656
Mitsubishi Estate Co. Ltd.	28,900	452,469
Mitsubishi Gas Chemical Co. Inc.	7,000	131,899
Mitsubishi HC Capital Inc.	17,800	95,318
Mitsubishi UFJ Financial Group Inc.	350,000	1,891,015
Mitsui Chemicals Inc.	3,500	120,828
Mitsui Fudosan Co. Ltd.	28,700	658,607
Miura Co. Ltd.	3,500	157,132
MonotaRO Co. Ltd.	7,000	154,806
MS&AD Insurance Group Holdings Inc.	10,500	339,873
Murata Manufacturing Co. Ltd.	14,000	1,154,129
Nabtesco Corp.	3,500	138,409
NEC Corp.	7,900	414,617
NGK Insulators Ltd.	7,000	116,050

Security	Shares	Value

Japan (continued)
Nidec Corp.	10,500	$1,199,401
Nintendo Co. Ltd.	2,800	1,345,230
Nippon Building Fund Inc.	35	227,288
Nippon Paint Holdings Co. Ltd.	17,500	217,336
Nippon Prologis REIT Inc.	70	251,724
Nippon Telegraph & Telephone Corp.	35,900	956,476
Nippon Yusen KK	3,500	281,452
Nissin Foods Holdings Co. Ltd.	600	46,709
Nitori Holdings Co. Ltd.	1,800	336,789
Nitto Denko Corp.	3,500	265,513
Nomura Holdings Inc.	84,000	405,656
Nomura Real Estate Holdings Inc.	3,600	92,193
Nomura Real Estate Master Fund Inc.	105	161,878
Nomura Research Institute Ltd.	10,500	393,754
NSK Ltd.	14,000	98,223
NTT Data Corp.	14,500	260,957
Obayashi Corp.	18,000	148,111
Odakyu Electric Railway Co. Ltd.	7,000	163,098
Oji Holdings Corp.	21,600	113,072
Omron Corp.	3,500	329,791
Ono Pharmaceutical Co. Ltd.	10,500	252,109
Oriental Land Co. Ltd.	4,600	695,961
Orix JREIT Inc.	70	124,775
Otsuka Corp.	3,500	181,184
Otsuka Holdings Co. Ltd.	10,500	446,823
Pan Pacific International Holdings Corp.	14,000	266,327
Panasonic Corp.	56,200	671,875
Persol Holdings Co. Ltd.	3,600	84,044
Rakuten Group Inc.	32,100	335,773
Recruit Holdings Co. Ltd.	35,000	2,060,875
Resona Holdings Inc.	52,700	203,798
Ricoh Co. Ltd.	17,500	178,158
Rohm Co. Ltd.	4,500	432,616
Santen Pharmaceutical Co. Ltd.	10,500	157,002
Secom Co. Ltd.	4,100	310,914
Seiko Epson Corp.	7,000	130,373
Sekisui Chemical Co. Ltd.	10,500	179,699
Sekisui House Ltd.	14,500	288,886
SG Holdings Co. Ltd.	7,000	190,033
Sharp Corp.	7,000	92,337
Shimadzu Corp.	7,000	313,650
Shimizu Corp.	14,000	100,464
Shin-Etsu Chemical Co. Ltd.	8,100	1,337,859
Shionogi & Co. Ltd.	7,000	439,815
Shiseido Co. Ltd.	10,500	695,931
Shizuoka Bank Ltd. (The)	10,800	84,604
Softbank Corp.	74,200	993,006
SoftBank Group Corp.	1,600	90,166
Sohgo Security Services Co. Ltd.	3,500	158,555
Sompo Holdings Inc.	7,000	307,704
Sony Group Corp.	31,500	3,256,954
Square Enix Holdings Co. Ltd.	3,500	203,475
Stanley Electric Co. Ltd.	7,000	174,687
Sumitomo Chemical Co. Ltd.	38,500	195,180
Sumitomo Dainippon Pharma Co. Ltd.	7,100	127,446
Sumitomo Metal Mining Co. Ltd.	7,000	268,247
Sumitomo Mitsui Financial Group Inc.	32,500	1,121,760
Suntory Beverage & Food Ltd.	3,500	140,292
Sysmex Corp.	3,500	397,762
T&D Holdings Inc.	14,000	170,388

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Taisei Corp.	7,000	$218,999
TDK Corp.	3,500	366,840
Terumo Corp.	17,500	730,288
TIS Inc.	7,000	197,607
Tobu Railway Co. Ltd.	3,500	91,250
Tokio Marine Holdings Inc.	17,500	856,263
Tokyo Electron Ltd.	3,500	1,499,202
Tokyu Corp.	14,000	192,510
Toppan Inc.	7,000	120,169
Toray Industries Inc.	35,000	235,995
Tosoh Corp.	7,000	127,053
TOTO Ltd.	3,500	190,485
Toyo Suisan Kaisha Ltd.	3,500	145,049
Unicharm Corp.	10,500	468,120
United Urban Investment Corp.	70	98,878
USS Co. Ltd.	7,000	115,649
West Japan Railway Co.	3,500	191,158
Yakult Honsha Co. Ltd.	3,500	201,817
Yamada Holdings Co. Ltd.	18,000	77,222
Yamaha Corp.	3,500	206,472
Yamaha Motor Co. Ltd.	7,000	178,092
Yaskawa Electric Corp.	7,000	341,664
Yokogawa Electric Corp.	7,000	109,502
Z Holdings Corp.	70,500	458,407
ZOZO Inc.	3,500	133,476

		67,305,994

Netherlands — 8.2%
ABN AMRO Bank NV, CVA(a)(b)	11,796	164,339
Adyen NV(a)(b)	560	1,808,107
Akzo Nobel NV	4,727	582,552
Argenx SE(a)	1,230	410,381
ASM International NV	1,210	469,471
ASML Holding NV	10,431	8,699,322
EXOR NV	2,670	222,767
ING Groep NV	97,583	1,346,096
InPost SA(a)	5,880	114,556
JDE Peet’s NV	3,115	107,031
Just Eat Takeaway.com NV(a)(b)	4,469	404,920
Koninklijke Ahold Delhaize NV	26,000	877,174
Koninklijke DSM NV	4,270	909,071
NN Group NV	7,009	363,576
Prosus NV	26,485	2,344,333
QIAGEN NV(a)	5,718	316,444
Randstad NV	2,769	203,926
Wolters Kluwer NV	6,652	764,985

		20,109,051

New Zealand — 0.6%
a2 Milk Co. Ltd. (The)(a)(c)	26,740	113,835
Auckland International Airport Ltd.(a)	33,291	169,136
Fisher & Paykel Healthcare Corp. Ltd.	14,464	337,560
Mercury NZ Ltd.	21,180	99,297
Meridian Energy Ltd.	31,582	116,645
Ryman Healthcare Ltd.	11,200	122,310
Spark New Zealand Ltd.	46,977	161,306
Xero Ltd.(a)	3,363	371,959

		1,492,048

Norway — 0.8%
Adevinta ASA(a)	10,160	204,473
DNB Bank ASA, New	22,927	483,914

Security	Shares	Value

Norway (continued)
Gjensidige Forsikring ASA	5,085	$118,869
Mowi ASA	10,714	286,978
Orkla ASA	17,975	160,560
Schibsted ASA, Class A	2,101	112,091
Schibsted ASA, Class B	2,209	102,799
Telenor ASA	17,370	304,304
Yara International ASA	5,007	251,466

		2,025,454

Portugal — 0.1%
EDP Renovaveis SA	3,177	84,478
Jeronimo Martins SGPS SA	6,724	142,512

		226,990

Singapore — 1.5%
Ascendas REIT	91,199	205,837
CapitaLand Integrated Commercial Trust	116,744	178,307
CapitaLand Ltd.	63,600	188,700
City Developments Ltd.	10,900	55,312
DBS Group Holdings Ltd.	43,300	960,094
Mapletree Commercial Trust	56,200	84,664
Mapletree Logistics Trust	78,059	117,422
Oversea-Chinese Banking Corp. Ltd.	85,100	720,151
Singapore Airlines Ltd.(a)	35,800	134,208
Singapore Exchange Ltd.	1,400	10,276
Singapore Telecommunications Ltd.	217,700	374,781
United Overseas Bank Ltd.	32,400	613,373
UOL Group Ltd.	14,400	74,733

		3,717,858

Spain — 1.8%
Aena SME SA(a)(b)	1,943	310,635
Amadeus IT Group SA(a)	12,054	736,233
CaixaBank SA	118,887	369,316
Cellnex Telecom SA(b)	13,242	906,392
Ferrovial SA	12,707	367,988
Grifols SA	8,121	198,530
Industria de Diseno Textil SA	28,194	963,146
Red Electrica Corp. SA	111	2,214
Telefonica SA	133,670	661,412

		4,515,866

Sweden — 4.7%
Assa Abloy AB, Class B	24,717	790,961
Atlas Copco AB, Class A	16,453	1,131,099
Atlas Copco AB, Class B	13,195	764,136
Electrolux AB, Series B	5,535	140,652
EQT AB	5,945	303,427
Essity AB, Class B	15,156	486,473
Fastighets AB Balder, Class B(a)	2,594	185,648
H & M Hennes & Mauritz AB, Class B(a)	21,009	421,874
Hexagon AB, Class B	50,385	873,710
Husqvarna AB, Class B	10,719	143,993
ICA Gruppen AB	2,243	111,585
Industrivarden AB, Class A	1,971	72,567
Industrivarden AB, Class C	4,586	159,923
Investment AB Latour, Class B	3,675	128,045
Investor AB, Class B	45,994	1,100,114
Kinnevik AB, Class B(a)	5,954	233,284
L E Lundbergforetagen AB, Class B	1,762	112,579
Nibe Industrier AB, Class B	36,120	503,450
Sandvik AB	27,659	705,833
Sinch AB(a)(b)	12,780	287,313

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Skandinaviska Enskilda Banken AB, Class A	40,223	$539,469
SKF AB, Class B	9,985	255,012
Svenska Cellulosa AB SCA, Class B	14,708	259,941
Svenska Handelsbanken AB, Class A	37,671	423,298
Tele2 AB, Class B	12,917	193,925
Telefonaktiebolaget LM Ericsson, Class B	75,845	898,392
Telia Co. AB	66,330	285,177

		11,511,880

Switzerland — 6.8%
ABB Ltd., Registered	47,741	1,766,161
Adecco Group AG, Registered	4,375	243,370
Alcon Inc.	12,504	1,029,816
Baloise Holding AG, Registered	1,018	162,333
Banque Cantonale Vaudoise, Registered	849	71,991
Clariant AG, Registered	5,254	110,570
Coca-Cola HBC AG, Class DI	4,875	176,450
Geberit AG, Registered	923	770,802
Givaudan SA, Registered	226	1,133,837
Julius Baer Group Ltd.	5,987	408,634
Kuehne + Nagel International AG, Registered	1,376	502,884
Logitech International SA, Registered	4,661	477,239
Lonza Group AG, Registered	1,902	1,608,571
Partners Group Holding AG	566	1,003,520
SGS SA, Registered	147	461,997
Sika AG, Registered	3,611	1,301,066
Sonova Holding AG, Registered	1,412	544,140
STMicroelectronics NV	16,981	756,448
Straumann Holding AG, Registered	253	488,857
Swiss Life Holding AG, Registered	778	405,516
Swiss Prime Site AG, Registered	1,716	183,622
Swiss Re AG	7,538	693,059
Swisscom AG, Registered	600	352,162
Temenos AG, Registered	1,653	262,267
Vifor Pharma AG	1,159	165,025
Zurich Insurance Group AG	4,002	1,756,043

		16,836,380

United Kingdom — 9.8%
3i Group PLC	25,845	475,318
Abrdn PLC	63,434	231,769
Admiral Group PLC	4,690	233,028
Antofagasta PLC	10,014	200,599
Ashtead Group PLC	11,279	881,712
Auto Trader Group PLC(b)	24,467	211,581
AVEVA Group PLC	2,915	165,867
Aviva PLC	98,105	545,279
Barratt Developments PLC	25,143	255,745
Berkeley Group Holdings PLC	3,017	200,403
British Land Co. PLC (The)	21,316	155,730
BT Group PLC(a)	245,637	574,202
Bunzl PLC	8,161	295,700
Burberry Group PLC	10,429	267,042
Coca-Cola Europacific Partners PLC	5,049	291,529
Compass Group PLC(a)	44,564	920,690
Croda International PLC	3,535	444,991
Direct Line Insurance Group PLC	33,742	143,346
Ferguson PLC	5,645	815,918
Halma PLC	9,439	389,791
Hikma Pharmaceuticals PLC	4,169	145,518
HSBC Holdings PLC	488,610	2,594,358

Security	Shares	Value

United Kingdom (continued)
Informa PLC(a)	36,614	$267,577
InterContinental Hotels Group PLC(a)	5,856	374,164
Intertek Group PLC	4,033	292,420
J Sainsbury PLC	40,181	167,941
JD Sports Fashion PLC	12,891	179,008
Kingfisher PLC	51,700	248,937
Land Securities Group PLC	16,634	162,459
Legal & General Group PLC	147,993	549,739
Lloyds Banking Group PLC	1,749,756	1,047,498
London Stock Exchange Group PLC	8,282	907,242
M&G PLC	82,321	233,187
Mondi PLC	11,727	323,488
Next PLC	3,335	362,684
Ocado Group PLC(a)	12,365	342,699
Pearson PLC	18,487	194,956
Persimmon PLC	7,882	318,996
Phoenix Group Holdings PLC	13,197	113,077
Prudential PLC	64,886	1,351,875
RELX PLC	48,060	1,442,337
Rentokil Initial PLC	45,718	365,219
Sage Group PLC (The)	26,601	271,663
Schroders PLC	3,102	161,274
Segro PLC	30,144	532,767
Severn Trent PLC	5,961	226,481
Spirax-Sarco Engineering PLC	1,820	403,595
St. James’s Place PLC	14,741	326,436
Taylor Wimpey PLC	89,880	226,254
United Utilities Group PLC	17,752	258,158
Vodafone Group PLC	676,340	1,135,961
Whitbread PLC(a)	5,715	252,371
Wm Morrison Supermarkets PLC	56,536	224,875
WPP PLC	29,053	393,925

		24,099,379

Total Common Stocks — 99.2% (Cost: $223,147,918)		243,963,099

Preferred Stocks

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares, NVS	1,050	87,904
Henkel AG & Co. KGaA, Preference Shares, NVS	4,411	430,968
Sartorius AG, Preference Shares, NVS	677	446,016

		964,888

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	344,900	166,632

Total Preferred Stocks — 0.5% (Cost: $1,071,391)		1,131,520

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	27,539	27,552

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	20,000	$20,000

		47,552

Total Short-Term Investments — 0.0% (Cost: $47,552)		47,552

Total Investments in Securities — 99.7% (Cost: $224,266,861)		245,142,171

Other Assets, Less Liabilities — 0.3%		703,513

Net Assets — 100.0%		$245,845,684

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$27,626	(a)	$—	$(74)	$—	$27,552	27,539	$778	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	20,000	(a)	—	—	—	20,000	20,000	4		—

					$(74)	$—	$47,552		$782		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	15	09/09/21	$268	$2,600
Euro STOXX 50 Index	9	09/17/21	444	(862)

				$1,738

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,600

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI EAFE ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$862

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$22,231

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,065

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$425,615

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,545,241	$240,417,858	$—	$243,963,099
Preferred Stocks	—	1,131,520	—	1,131,520
Money Market Funds	47,552	—	—	47,552

	$3,592,793	$241,549,378	$—	$245,142,171

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$2,600	$—	$2,600
Liabilities
Futures Contracts	—	(862)	—	(862)

	$—	$1,738	$—	$1,738

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.4%
Globant SA(a)	168	$54,143

Brazil — 3.5%
Atacadao SA	2,196	7,708
B3 SA - Brasil, Bolsa, Balcao	27,363	74,456
Banco Bradesco SA	6,270	24,179
Banco do Brasil SA	3,882	22,845
Banco Santander Brasil SA	2,100	17,033
CCR SA	5,709	13,525
Energisa SA	669	5,741
Klabin SA(a)	3,030	15,417
Localiza Rent a Car SA	2,700	28,959
Lojas Renner SA	3,918	28,839
Natura & Co. Holding SA(a)	4,500	44,923
Notre Dame Intermedica Participacoes SA	2,178	33,672
Rede D’Or Sao Luiz SA(b)	1,641	21,841
Rumo SA(a)	5,649	20,451
Telefonica Brasil SA	2,100	17,760
TIM SA	3,294	7,937
TOTVS SA	3,000	22,975
Via S/A(a)	5,940	11,936
WEG SA	7,137	49,082

		469,279

Chile — 0.3%
Banco de Credito e Inversiones SA	207	8,967
Banco Santander Chile	276,255	14,597
Cencosud Shopping SA	3,789	5,386
Falabella SA	3,549	14,057

		43,007

China — 27.7%
360 Security Technology Inc., Class A(a)	2,700	4,978
3SBio Inc.(a)(b)	6,000	6,689
AAC Technologies Holdings Inc.	3,000	16,631
Agora Inc., ADR(a)	213	7,225
Agricultural Bank of China Ltd., Class A	13,200	6,053
Agricultural Bank of China Ltd., Class H	126,000	42,240
Alibaba Health Information Technology Ltd.(a)	18,000	29,710
A-Living Smart City Services Co. Ltd.(b)	2,250	8,942
Bank of Communications Co. Ltd., Class A	8,400	5,752
Bank of Communications Co. Ltd., Class H	39,000	22,398
Bank of Hangzhou Co. Ltd., Class A	2,100	4,353
Bank of Shanghai Co. Ltd., Class A	4,200	4,692
Baozun Inc., ADR(a)	282	6,791
BBMG Corp., Class A	4,200	1,764
BeiGene Ltd., ADR(a)	198	61,043
Beijing Enterprises Water Group Ltd.	18,000	7,424
Beijing Shiji Information Technology Co. Ltd., Class A	320	847
BYD Co. Ltd., Class A	600	25,834
BYD Co. Ltd., Class H	3,000	100,857
CanSino Biologics Inc., Class H(a)(b)	600	23,715
China Bohai Bank Co. Ltd., Class H(b)	13,500	5,485
China CITIC Bank Corp. Ltd., Class H	36,000	16,550
China Conch Venture Holdings Ltd.	7,500	30,666
China Construction Bank Corp., Class A	1,200	1,087
China Construction Bank Corp., Class H	420,000	302,634
China Education Group Holdings Ltd.	3,000	5,663
China Everbright Bank Co. Ltd., Class A	11,700	6,070
China Everbright Bank Co. Ltd., Class H	15,000	5,376

Security	Shares	Value

China (continued)
China Everbright Environment Group Ltd.	24,000	$16,593
China Feihe Ltd.(b)	15,000	27,105
China Galaxy Securities Co. Ltd., Class A	600	957
China Galaxy Securities Co. Ltd., Class H	16,500	9,262
China International Capital Corp. Ltd., Class H(b)	7,200	16,742
China Jushi Co. Ltd., Class A	1,371	3,727
China Lesso Group Holdings Ltd.	6,000	12,842
China Medical System Holdings Ltd.	6,000	11,777
China Merchants Bank Co. Ltd., Class A	5,700	43,241
China Merchants Bank Co. Ltd., Class H	16,500	136,085
China Minsheng Banking Corp. Ltd., Class A	6,900	4,245
China Minsheng Banking Corp. Ltd., Class H	33,000	13,790
China Molybdenum Co. Ltd., Class A	6,600	7,990
China Molybdenum Co. Ltd., Class H	18,000	14,043
China Resources Mixc Lifestyle Services Ltd.(b)	2,400	12,606
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	300	1,299
China Vanke Co. Ltd., Class A	3,000	9,200
China Vanke Co. Ltd., Class H	7,200	19,427
China Zheshang Bank Co. Ltd., Class A	3,600	1,980
CIFI Ever Sunshine Services Group Ltd.	6,000	12,390
Contemporary Amperex Technology Co. Ltd., Class A	600	46,097
Country Garden Services Holdings Co. Ltd.	6,000	45,784
CSPC Pharmaceutical Group Ltd.	36,000	45,670
Dongfeng Motor Group Co. Ltd., Class H	12,000	13,146
Eve Energy Co. Ltd., Class A	900	14,261
Everbright Securities Co. Ltd., Class A	1,244	3,062
Founder Securities Co. Ltd., Class A	2,700	3,569
Geely Automobile Holdings Ltd.	27,000	97,854
Genscript Biotech Corp.(a)	6,000	28,525
Greentown Service Group Co. Ltd.	6,000	6,419
Guangzhou Automobile Group Co. Ltd., Class H	12,000	12,082
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	224	1,022
Haitong Securities Co. Ltd., Class A	2,400	4,726
Haitong Securities Co. Ltd., Class H	12,000	11,087
Hangzhou Robam Appliances Co. Ltd., Class A	300	1,659
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	600	10,646
Hansoh Pharmaceutical Group Co. Ltd.(b)	6,000	16,359
HengTen Networks Group Ltd.(a)	12,000	5,894
Huatai Securities Co. Ltd., Class H(b)	10,200	14,631
Huaxia Bank Co. Ltd., Class A	3,300	2,863
Hundsun Technologies Inc., Class A	360	2,767
I-Mab, ADR(a)	123	8,723
Industrial Bank Co. Ltd., Class A	5,700	16,327
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,500	7,915
Jinxin Fertility Group Ltd.(b)	6,000	9,535
Kingboard Laminates Holdings Ltd.	4,500	8,849
Kingdee International Software Group Co. Ltd.(a)	12,000	43,696
Kingsoft Cloud Holdings Ltd., ADR(a)	234	7,532
Kingsoft Corp. Ltd.	4,200	16,848
Lee & Man Paper Manufacturing Ltd.	6,000	5,266
Lenovo Group Ltd.	30,000	33,091
Li Auto Inc., ADR(a)	2,544	78,508
Livzon Pharmaceutical Group Inc., Class A	300	1,833
LONGi Green Energy Technology Co. Ltd., Class A	1,200	16,633
Meituan, Class B(a)(b)	17,700	565,950
Microport Scientific Corp.	2,700	16,748
Ming Yang Smart Energy Group Ltd., Class A	600	2,090
Ming Yuan Cloud Group Holdings Ltd.	3,000	10,415

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
NetEase Inc., ADR	1,761	$171,557
NIO Inc., ADR(a)	5,934	233,266
OneConnect Financial Technology Co. Ltd.(a)	537	2,524
Orient Securities Co. Ltd., Class A	2,800	6,490
Ovctek China Inc., Class A	420	4,356
Pharmaron Beijing Co. Ltd., Class H(b)	900	19,968
Postal Savings Bank of China Co. Ltd., Class A	4,500	3,580
Postal Savings Bank of China Co. Ltd., Class H(b)	33,000	23,774
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	12,000	19,745
Shanghai Electric Group Co. Ltd., Class A	3,300	2,500
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	900	8,824
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	3,000	19,245
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	4,200	8,332
Shanghai Pudong Development Bank Co. Ltd., Class A	7,800	10,938
Shengyi Technology Co. Ltd., Class A	600	2,185
Shenzhen Inovance Technology Co. Ltd., Class A	450	4,957
Shenzhen Investment Ltd.	12,000	3,562
Shenzhou International Group Holdings Ltd.	3,600	78,034
Shimao Services Holdings Ltd.(b)	3,000	6,997
Sinotrans Ltd., Class A	3,600	2,770
Sunac Services Holdings Ltd.(a)(b)	3,000	7,811
Sungrow Power Supply Co. Ltd., Class A	600	14,614
Suning.com Co. Ltd., Class A(a)	3,900	3,191
Sunny Optical Technology Group Co. Ltd.	3,000	90,785
TCL Technology Group Corp., Class A	3,900	4,307
Tianfeng Securities Co. Ltd., Class A(a)	1,800	1,208
Tongcheng-Elong Holdings Ltd.(a)	4,800	11,190
Transfar Zhilian Co. Ltd., Class A	900	1,210
TravelSky Technology Ltd., Class H	3,000	5,624
Unisplendour Corp. Ltd., Class A	900	3,313
Vinda International Holdings Ltd.	3,000	8,842
Vipshop Holdings Ltd., ADR(a)	2,025	29,950
Wuchan Zhongda Group Co. Ltd., Class A	1,800	1,696
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	900	2,377
WuXi AppTec Co. Ltd., Class A	960	19,781
WuXi AppTec Co. Ltd., Class H(b)	1,240	24,729
Wuxi Biologics Cayman Inc., New(a)(b)	15,000	232,229
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	3,600	6,902
Xinyi Solar Holdings Ltd.	24,000	58,084
XPeng Inc., ADR(a)	1,668	70,890
Yadea Group Holdings Ltd.(b)	6,000	10,676
Yonyou Network Technology Co. Ltd., Class A	600	3,114
Yum China Holdings Inc.	1,839	113,209
Yunnan Baiyao Group Co. Ltd., Class A	400	5,497
Yutong Bus Co. Ltd., Class A	600	1,143
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	7,800	7,431

		3,748,259
Colombia — 0.2%
Bancolombia SA	1,125	9,274
Grupo de Inversiones Suramericana SA	1,362	6,938
Interconexion Electrica SA ESP	1,959	11,798

		28,010

Cyprus — 0.3%
TCS Group Holding PLC, GDR	500	44,377

Czech Republic — 0.2%
Komercni Banka AS(a)	414	15,919

Security	Shares	Value

Czech Republic (continued)
Moneta Money Bank AS(a)(b)	1,737	$7,052

		22,971

Egypt — 0.2%
Commercial International Bank Egypt SAE(a)	7,179	21,390

Greece — 0.3%
Alpha Services and Holdings SA(a)	8,961	12,423
Eurobank Ergasias Services and Holdings SA, Class A(a)	8,415	8,019
Hellenic Telecommunications Organization SA	1,134	22,323

		42,765

Hong Kong — 0.1%
Hutchmed China Ltd., ADR(a)	304	12,269

Hungary — 0.6%
OTP Bank Nyrt(a)	1,044	63,049
Richter Gedeon Nyrt	540	16,185

		79,234

India — 13.5%
Adani Green Energy Ltd.(a)	1,635	23,875
Asian Paints Ltd.	1,719	75,303
Axis Bank Ltd.(a)	9,724	104,385
Bajaj Auto Ltd.	297	15,140
Bajaj Finance Ltd.	1,215	124,815
Bandhan Bank Ltd.(b)	2,764	10,766
Bharti Airtel Ltd.	10,599	96,176
Biocon Ltd.(a)	1,845	9,057
Cholamandalam Investment and Finance Co. Ltd.	1,506	11,429
Colgate-Palmolive India Ltd.	627	14,525
Dabur India Ltd.	2,409	20,490
Eicher Motors Ltd.	633	23,175
Havells India Ltd.	915	15,872
HCL Technologies Ltd.	4,989	80,659
HDFC Life Insurance Co. Ltd.(b)	3,315	32,540
Hero MotoCorp Ltd.	534	20,013
Hindustan Unilever Ltd.	3,681	137,093
ICICI Lombard General Insurance Co. Ltd.(b)	879	19,172
Info Edge India Ltd.	331	27,955
Infosys Ltd.	15,174	354,152
Kotak Mahindra Bank Ltd.	2,340	56,075
Mahindra & Mahindra Ltd.	3,681	39,886
Marico Ltd.	2,103	15,674
Nestle India Ltd.	147	39,146
Piramal Enterprises Ltd.	465	16,565
SBI Cards & Payment Services Ltd.(a)	697	10,889
Shriram Transport Finance Co. Ltd.	855	15,789
Siemens Ltd.	252	7,831
State Bank of India	7,788	45,288
Tata Consultancy Services Ltd.	4,173	216,021
Tech Mahindra Ltd.	2,589	51,226
Titan Co. Ltd.	1,632	42,873
Trent Ltd.	804	11,069
Wipro Ltd.	5,577	48,906

		1,833,830

Indonesia — 2.2%
Bank Central Asia Tbk PT	47,400	108,803
Bank Mandiri Persero Tbk PT	82,200	35,140
Bank Negara Indonesia Persero Tbk PT	35,700	13,490
Bank Rakyat Indonesia Persero Tbk PT	235,600	64,791
Kalbe Farma Tbk PT	96,900	9,133
Telkom Indonesia Persero Tbk PT	212,400	50,687

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Tower Bersama Infrastructure Tbk PT	29,700	$6,513
Unilever Indonesia Tbk PT	47,100	13,373

		301,930

Kuwait — 0.4%
Kuwait Finance House KSCP	21,209	58,259

Malaysia — 1.9%
AMMB Holdings Bhd	8,800	6,414
Axiata Group Bhd	15,600	15,543
CIMB Group Holdings Bhd	27,300	32,252
DiGi.Com Bhd	13,500	14,268
Fraser & Neave Holdings Bhd	600	4,028
HAP Seng Consolidated Bhd	2,700	5,519
IHH Healthcare Bhd	10,800	16,616
Kossan Rubber Industries	5,700	4,251
Kuala Lumpur Kepong Bhd	1,800	9,249
Malayan Banking Bhd	16,800	33,939
Maxis Bhd	9,600	10,831
Nestle Malaysia Bhd	300	9,723
PPB Group Bhd	2,100	9,356
Public Bank Bhd	63,600	63,952
RHB Bank Bhd	6,900	9,285
Sime Darby Bhd	9,600	5,445
Telekom Malaysia Bhd	5,700	8,394

		259,065

Mexico — 1.0%
Arca Continental SAB de CV	2,100	13,527
Coca-Cola Femsa SAB de CV	2,100	12,157
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	750	13,460
Grupo Financiero Banorte SAB de CV, Class O	12,300	81,196
Kimberly-Clark de Mexico SAB de CV, Class A	6,600	11,656

		131,996

Pakistan — 0.0%
Habib Bank Ltd.	3,348	2,520
Lucky Cement Ltd.(a)	354	1,767
MCB Bank Ltd.	2,013	2,000

		6,287

Peru — 0.1%
Credicorp Ltd.(a)	150	15,995

Philippines — 0.5%
Bank of the Philippine Islands	6,840	11,439
BDO Unibank Inc.	8,940	19,749
Globe Telecom Inc.	150	8,201
SM Prime Holdings Inc.	42,600	29,062

		68,451

Poland — 1.1%
Bank Polska Kasa Opieki SA(a)	948	26,510
CD Projekt SA	183	8,127
LPP SA	6	21,892
Orange Polska SA(a)	1,368	2,957
Powszechna Kasa Oszczednosci Bank Polski SA(a)	4,302	47,224
Powszechny Zaklad Ubezpieczen SA(a)	2,593	27,480
Santander Bank Polska SA(a)	162	12,784

		146,974

Qatar — 0.9%
Commercial Bank PSQC (The)	8,061	13,172
Ooredoo QPSC	4,068	7,611

Security	Shares	Value

Qatar (continued)
Qatar National Bank QPSC	19,050	$98,833

		119,616

Russia — 1.0%
Magnit PJSC, GDR	1,404	21,306
Mail.Ru Group Ltd., GDR(a)	573	11,584
Moscow Exchange MICEX-RTS PJSC	6,420	16,063
Novolipetsk Steel PJSC	5,760	19,421
PhosAgro PJSC, GDR	567	11,170
Polymetal International PLC	1,512	30,226
Polyus PJSC	150	27,065

		136,835

Saudi Arabia — 1.4%
Almarai Co. JSC	1,149	17,778
Bank AlBilad(a)	1,936	22,060
Dr Sulaiman Al Habib Medical Services Group Co.	231	11,306
Saudi Basic Industries Corp.	4,104	134,552
Savola Group (The)	540	5,780

		191,476

South Africa — 7.0%
Absa Group Ltd.(a)	3,276	35,479
Anglo American Platinum Ltd.	228	25,861
Aspen Pharmacare Holdings Ltd.(a)	1,515	20,453
Bid Corp. Ltd.(a)	1,458	32,106
Bidvest Group Ltd. (The)	1,203	16,962
Capitec Bank Holdings Ltd.	339	44,287
Clicks Group Ltd.	1,140	23,744
Discovery Ltd.(a)	1,803	15,983
FirstRand Ltd.	21,540	91,698
Gold Fields Ltd.	3,882	36,869
Growthpoint Properties Ltd.	14,994	15,978
Impala Platinum Holdings Ltd.	3,465	53,086
Kumba Iron Ore Ltd.	261	11,721
Mr. Price Group Ltd.	1,548	23,223
MTN Group Ltd.(a)	7,635	70,080
MultiChoice Group	1,623	12,838
Naspers Ltd., Class N	957	165,120
Nedbank Group Ltd.(a)	1,749	22,274
NEPI Rockcastle PLC	1,962	14,167
Old Mutual Ltd.	19,743	20,876
Remgro Ltd.	2,259	18,787
Sanlam Ltd.	8,091	35,893
Shoprite Holdings Ltd.	2,265	28,667
SPAR Group Ltd. (The)	735	10,506
Standard Bank Group Ltd.	5,553	56,718
Vodacom Group Ltd.	2,757	27,264
Woolworths Holdings Ltd.(a)	4,272	18,631

		949,271

South Korea — 9.0%
Amorepacific Corp.	141	27,617
AMOREPACIFIC Group	144	7,164
CJ CheilJedang Corp.	36	14,077
CJ Corp.	60	5,241
Coway Co. Ltd.	249	16,789
DB Insurance Co. Ltd.	219	11,073
GS Engineering & Construction Corp.	303	11,662
Hana Financial Group Inc.	1,356	52,510
Hankook Tire & Technology Co. Ltd.	315	12,660
Hanon Systems	813	11,516
HYBE Co. Ltd.(a)	60	14,941

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Kakao Corp.	1,338	$178,530
LG Corp.	385	31,578
LG Display Co. Ltd.(a)	988	17,380
LG Electronics Inc.	477	58,257
LG Household & Health Care Ltd.	42	52,923
LG Innotek Co. Ltd.	64	11,830
Mirae Asset Securities Co. Ltd.	1,365	10,350
NAVER Corp.	531	201,056
NCSoft Corp.	72	40,947
Netmarble Corp.(b)	87	9,680
Samsung Fire & Marine Insurance Co. Ltd.	126	24,526
Samsung Life Insurance Co. Ltd.	321	20,581
Samsung SDS Co. Ltd.	147	21,820
Samsung Securities Co. Ltd.	219	9,312
Shinhan Financial Group Co. Ltd.	1,932	64,362
SK Biopharmaceuticals Co. Ltd.(a)	117	12,637
SK Hynix Inc.	2,385	218,372
SK Telecom Co. Ltd.	63	16,198
Woori Financial Group Inc.	2,307	22,320
Yuhan Corp.	204	10,978

		1,218,887

Taiwan — 19.4%
Accton Technology Corp.	3,000	30,394
Acer Inc.	12,000	10,891
Advantech Co. Ltd.	3,000	41,770
ASE Technology Holding Co. Ltd.	15,000	69,075
Asustek Computer Inc.	3,000	35,021
AU Optronics Corp.	36,000	22,698
Catcher Technology Co. Ltd.	3,000	18,044
Cathay Financial Holding Co. Ltd.	36,000	77,313
Chailease Holding Co. Ltd.	6,300	60,437
Chang Hwa Commercial Bank Ltd.	9,000	5,358
Cheng Shin Rubber Industry Co. Ltd.	6,000	8,056
China Development Financial Holding Corp.	57,000	29,131
China Life Insurance Co. Ltd.	12,000	12,488
China Steel Corp.	51,000	70,057
Chunghwa Telecom Co. Ltd.	16,000	64,724
Compal Electronics Inc.	18,000	14,854
CTBC Financial Holding Co. Ltd.	78,000	64,649
Delta Electronics Inc.	9,000	87,669
E.Sun Financial Holding Co. Ltd.	54,116	51,875
Evergreen Marine Corp. Taiwan Ltd.	12,000	58,578
Far Eastern New Century Corp.	12,000	12,992
Far EasTone Telecommunications Co. Ltd.	6,000	13,349
First Financial Holding Co. Ltd.	45,450	37,537
Foxconn Technology Co. Ltd.	3,000	7,177
Fubon Financial Holding Co. Ltd.	30,000	91,891
Hiwin Technologies Corp.	3,000	35,290
Hua Nan Financial Holdings Co. Ltd.	36,000	27,127
Innolux Corp.	39,000	24,157
Inventec Corp.	9,000	7,873
Lite-On Technology Corp.	9,000	19,845
MediaTek Inc.	6,000	194,563
Mega Financial Holding Co. Ltd.	48,000	56,772
Micro-Star International Co. Ltd.	3,000	14,075
President Chain Store Corp.	3,000	30,890
Quanta Computer Inc.	12,000	33,937
Shanghai Commercial & Savings Bank Ltd. (The)	15,000	24,345
SinoPac Financial Holdings Co. Ltd.	45,000	23,107
Taishin Financial Holding Co. Ltd.	42,000	29,304

Security	Shares	Value

Taiwan (continued)
Taiwan Cooperative Financial Holding Co. Ltd.	42,000	$33,839
Taiwan Mobile Co. Ltd.	6,000	21,867
Taiwan Semiconductor Manufacturing Co. Ltd.	33,000	723,862
Unimicron Technology Corp.	6,000	31,799
United Microelectronics Corp.	51,000	115,562
Vanguard International Semiconductor Corp.	3,000	15,957
Win Semiconductors Corp.	3,000	35,603
Wistron Corp.	9,000	8,898
Yageo Corp.	3,000	51,649
Yang Ming Marine Transport Corp.(a)	6,000	28,903
Yuanta Financial Holding Co. Ltd.	42,000	37,835

		2,623,087

Thailand — 2.8%
Advanced Info Service PCL, NVDR	5,100	29,738
Airports of Thailand PCL, NVDR	19,200	37,935
Asset World Corp. PCL, NVDR(a)	40,200	5,400
Bangkok Dusit Medical Services PCL, NVDR	43,200	31,337
BTS Group Holdings PCL, NVDR	44,000	12,829
Bumrungrad Hospital PCL, NVDR	2,100	8,656
Central Pattana PCL, NVDR	9,600	15,980
Charoen Pokphand Foods PCL, NVDR	8,700	7,288
CP ALL PCL, NVDR	25,800	52,014
Delta Electronics Thailand PCL, NVDR	1,200	21,729
Energy Absolute PCL, NVDR	6,600	13,400
Home Product Center PCL, NVDR	31,200	13,824
Indorama Ventures PCL, NVDR	6,600	8,946
Intouch Holdings PCL, NVDR	7,500	19,889
Krungthai Card PCL, NVDR	3,900	8,009
Minor International PCL, NVDR(a)	13,500	13,711
Siam Cement PCL (The), NVDR	3,300	43,994
Siam Commercial Bank PCL (The), NVDR	3,900	12,866
Sri Trang Gloves Thailand PCL, NVDR	600	689
Thai Union Group PCL, NVDR	19,200	11,854
True Corp. PCL, NVDR	55,800	5,747

		375,835

Turkey — 0.2%
Turkcell Iletisim Hizmetleri AS	5,499	10,874
Turkiye Garanti Bankasi AS	9,720	11,529
Turkiye Is Bankasi AS, Class C	6,927	4,789

		27,192

United Arab Emirates — 1.5%
Abu Dhabi Commercial Bank PJSC	13,137	26,860
Abu Dhabi Islamic Bank PJSC	4,665	7,161
Emirates NBD Bank PJSC	11,616	43,799
Emirates Telecommunications Group Co. PJSC	7,311	46,973
First Abu Dhabi Bank PJSC	18,360	84,973

		209,766

Total Common Stocks — 97.7% (Cost: $10,732,148)		13,240,456

Preferred Stocks

Brazil — 2.0%
Banco Bradesco SA, Preference Shares, NVS	22,440	100,465
Itau Unibanco Holding SA, Preference Shares, NVS	21,600	129,246
Itausa SA, Preference Shares, NVS	19,500	43,595

		273,306

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares, NVS	567	$29,661

Colombia — 0.2%
Bancolombia SA, Preference Shares, NVS	1,950	16,245

South Korea — 0.0%
LG Household & Health Care Ltd., Preference Shares, NVS	2	1,184

Total Preferred Stocks — 2.4% (Cost: $232,195)		320,396

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)(a)	15,400	—

Total Warrants — 0.0% (Cost: $0)		—

Total Investments in Securities — 100.1% (Cost: $10,964,343)		13,560,852

Other Assets, Less Liabilities — (0.1)%		(10,946)

Net Assets — 100.0%		$13,549,906

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/06/20(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	$—	$2	(c)	$—	$(2)	$—	$—	—	$4,064	(d)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	—	0	(c)	—	—	—	—	—	11		—

					$(2)	$—	$—		$4,075		$—

(a)	The Fund commenced operations on October 06, 2020.
(b)	As of period end, the entity is no longer held.
(c)	Represents net amount purchased (sold).
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(6,130)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI EM ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,563,638	$10,676,818	$—	$13,240,456
Preferred Stocks	319,212	1,184	—	320,396
Warrants	—	—	—	—

	$2,882,850	$10,678,002	$—	$13,560,852

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® ESG Advanced MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
HEICO Corp.	1,152	$146,097
HEICO Corp., Class A	1,939	221,511
Howmet Aerospace Inc.	10,389	329,851

		697,459

Air Freight & Logistics — 0.2%
CH Robinson Worldwide Inc.	3,535	318,362
Expeditors International of Washington Inc.	4,488	559,384

		877,746

Auto Components — 0.4%
Aptiv PLC(a)	7,189	1,094,094
Autoliv Inc.	2,207	195,077
BorgWarner Inc.	6,375	272,085
Lear Corp.	1,598	255,584

		1,816,840

Banks — 2.5%
Citizens Financial Group Inc.	11,320	495,703
First Republic Bank/CA	4,677	930,442
Huntington Bancshares Inc./OH	39,237	609,351
KeyCorp	25,795	524,154
PNC Financial Services Group Inc. (The)	11,292	2,157,901
Regions Financial Corp.	25,550	521,987
SVB Financial Group(a)	1,485	830,857
Truist Financial Corp.	35,744	2,039,553
U.S. Bancorp	37,615	2,158,725

		10,268,673

Beverages — 3.0%
Coca-Cola Co. (The)	108,872	6,130,582
Keurig Dr Pepper Inc.	18,837	671,916
PepsiCo Inc.	36,723	5,743,110

		12,545,608

Biotechnology — 2.4%
Alnylam Pharmaceuticals Inc.(a)	3,124	629,267
Amgen Inc.	15,270	3,443,843
Biogen Inc.(a)	4,001	1,355,979
BioMarin Pharmaceutical Inc.(a)	4,857	409,008
Horizon Therapeutics PLC(a)	5,676	613,519
Novavax Inc.(a)	1,872	446,547
Regeneron Pharmaceuticals Inc.(a)	2,783	1,874,072
Vertex Pharmaceuticals Inc.(a)	6,880	1,377,995

		10,150,230

Building Products — 1.1%
A O Smith Corp.	3,574	259,901
Allegion PLC	2,392	344,424
Carrier Global Corp.	21,943	1,263,917
Fortune Brands Home & Security Inc.	3,680	358,322
Lennox International Inc.	903	302,668
Masco Corp.	6,746	409,617
Owens Corning	2,777	265,342
Trane Technologies PLC	6,357	1,261,864

		4,466,055

Capital Markets — 5.4%
Ameriprise Financial Inc.	3,081	840,836
Bank of New York Mellon Corp. (The)	22,144	1,222,792
Carlyle Group Inc. (The)	4,240	209,371
Charles Schwab Corp. (The)	38,425	2,799,261
CME Group Inc.	9,544	1,925,216
FactSet Research Systems Inc.	1,007	382,882

Security	Shares	Value

Capital Markets (continued)
Franklin Resources Inc.	8,044	$260,947
Intercontinental Exchange Inc.	14,958	1,787,930
Invesco Ltd.	9,199	232,919
MarketAxess Holdings Inc.	1,010	480,679
Moody’s Corp.	4,477	1,704,707
Morgan Stanley	37,091	3,873,413
Nasdaq Inc.	3,053	597,716
Northern Trust Corp.	5,256	622,941
Raymond James Financial Inc.	3,287	459,851
S&P Global Inc.	6,403	2,841,780
State Street Corp.	9,243	858,767
T Rowe Price Group Inc.	6,029	1,349,712

		22,451,720

Chemicals — 2.8%
Air Products & Chemicals Inc.	5,883	1,585,527
Albemarle Corp.	3,102	734,368
DuPont de Nemours Inc.	14,143	1,046,865
International Flavors & Fragrances Inc.	6,616	1,002,324
Linde PLC	13,827	4,349,836
PPG Industries Inc.	6,302	1,005,484
Sherwin-Williams Co. (The)	6,758	2,052,202

		11,776,606

Commercial Services & Supplies — 1.3%
Cintas Corp.	2,512	994,174
Copart Inc.(a)	5,660	816,851
Republic Services Inc.	5,936	736,836
Rollins Inc.	5,887	229,122
Waste Connections Inc.	6,956	898,785
Waste Management Inc.	11,220	1,740,334

		5,416,102

Communications Equipment — 2.1%
Arista Networks Inc.(a)	1,522	562,425
Cisco Systems Inc.	112,010	6,610,830
F5 Networks Inc.(a)	1,584	322,455
Juniper Networks Inc.	8,712	252,474
Motorola Solutions Inc.	4,511	1,101,676

		8,849,860

Construction Materials — 0.3%
Martin Marietta Materials Inc.	1,659	632,494
Vulcan Materials Co.	3,526	655,589

		1,288,083

Consumer Finance — 0.8%
Ally Financial Inc.	9,853	521,224
American Express Co.	18,148	3,011,842

		3,533,066

Containers & Packaging — 0.7%
Avery Dennison Corp.	2,206	497,211
Ball Corp.	8,725	837,251
International Paper Co.	9,892	594,410
Packaging Corp. of America	2,520	382,284
Sealed Air Corp.	4,039	246,500
Westrock Co.	7,073	368,079

		2,925,735
Distributors — 0.3%
Genuine Parts Co.	3,839	469,087
LKQ Corp.(a)	7,630	402,025
Pool Corp.	1,067	527,418

		1,398,530

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services — 0.1%
Voya Financial Inc.	3,223	$209,430

Diversified Telecommunication Services — 1.4%
Verizon Communications Inc.	110,040	6,052,200

Electrical Equipment — 1.0%
Eaton Corp. PLC	10,592	1,783,269
Generac Holdings Inc.(a)	1,674	731,505
Plug Power Inc.(a)(b)	13,595	354,286
Rockwell Automation Inc.	3,085	1,004,013
Sensata Technologies Holding PLC(a)	4,202	248,674
Sunrun Inc.(a)	4,607	203,860

		4,325,607

Electronic Equipment, Instruments & Components — 1.8%
Amphenol Corp., Class A	15,884	1,217,191
CDW Corp./DE	3,727	747,674
Cognex Corp.	4,693	415,894
Corning Inc.	21,498	859,705
Keysight Technologies Inc.(a)	4,903	879,500
TE Connectivity Ltd.	8,777	1,318,481
Teledyne Technologies Inc.(a)	1,238	573,664
Trimble Inc.(a)	6,670	628,447
Zebra Technologies Corp., Class A(a)	1,421	834,369

		7,474,925

Entertainment — 0.7%
Activision Blizzard Inc.	20,653	1,701,188
Electronic Arts Inc.	7,645	1,110,130

		2,811,318

Equity Real Estate Investment Trusts (REITs) — 4.8%
Alexandria Real Estate Equities Inc.	3,725	768,728
American Tower Corp.	12,086	3,531,167
Boston Properties Inc.	3,941	445,294
Camden Property Trust	2,597	389,654
Crown Castle International Corp.	11,487	2,236,404
Duke Realty Corp.	9,966	523,315
Equinix Inc.	2,381	2,008,254
Equity Residential	9,444	793,957
Healthpeak Properties Inc.	14,324	515,664
Host Hotels & Resorts Inc.(a)	18,767	310,782
Iron Mountain Inc.	7,674	366,433
Prologis Inc.	19,662	2,647,685
Realty Income Corp.	9,927	716,928
Regency Centers Corp.	4,062	278,734
SBA Communications Corp.	2,906	1,043,167
Simon Property Group Inc.	8,733	1,174,152
Ventas Inc.	9,970	557,722
VICI Properties Inc.	14,274	441,209
Welltower Inc.	11,097	971,320
WP Carey Inc.	4,731	369,586

		20,090,155

Food & Staples Retailing — 0.2%
Walgreens Boots Alliance Inc.	19,529	991,097

Food Products — 1.0%
Campbell Soup Co.	5,235	218,457
Conagra Brands Inc.	12,757	422,512
General Mills Inc.	16,213	937,274
Hormel Foods Corp.	7,896	359,584
JM Smucker Co. (The)	2,912	360,127
Kellogg Co.	6,788	428,594

Security	Shares	Value

Food Products (continued)
Kraft Heinz Co. (The)	17,880	$643,501
Lamb Weston Holdings Inc.	3,889	253,368
McCormick & Co. Inc./MD, NVS	6,618	571,067

		4,194,484

Health Care Equipment & Supplies — 4.0%
ABIOMED Inc.(a)	1,203	437,844
Align Technology Inc.(a)	1,998	1,416,582
Baxter International Inc.	13,366	1,018,757
Cooper Companies Inc. (The)	1,307	589,078
Danaher Corp.	17,063	5,531,142
DENTSPLY SIRONA Inc.	5,802	357,983
Dexcom Inc.(a)	2,571	1,361,139
Hologic Inc.(a)	6,811	539,091
IDEXX Laboratories Inc.(a)	2,266	1,526,740
Insulet Corp.(a)	1,761	524,443
Novocure Ltd.(a)	2,473	331,901
ResMed Inc.	3,869	1,124,061
STERIS PLC	2,649	569,561
Teleflex Inc.	1,243	491,557
West Pharmaceutical Services Inc.	1,962	886,078

		16,705,957

Health Care Providers & Services — 1.6%
Centene Corp.(a)	15,488	975,434
DaVita Inc.(a)	1,834	239,832
HCA Healthcare Inc.	7,165	1,812,602
Henry Schein Inc.(a)	3,740	282,707
Humana Inc.	3,430	1,390,591
Laboratory Corp. of America Holdings(a)	2,596	787,574
Molina Healthcare Inc.(a)	1,552	417,131
Oak Street Health Inc.(a)	2,561	119,675
Quest Diagnostics Inc.	3,473	530,779

		6,556,325

Health Care Technology — 0.3%
Cerner Corp.	8,008	611,411
Teladoc Health Inc.(a)	3,697	533,920

		1,145,331

Hotels, Restaurants & Leisure — 3.4%
Booking Holdings Inc.(a)	1,091	2,508,940
Darden Restaurants Inc.	3,478	523,961
Domino’s Pizza Inc.	1,033	533,947
Hilton Worldwide Holdings Inc.(a)	7,404	924,463
McDonald’s Corp.	19,832	4,709,307
Starbucks Corp.	31,318	3,679,552
Vail Resorts Inc.(a)	1,070	326,189
Yum! Brands Inc.	7,918	1,037,496

		14,243,855

Household Durables — 0.7%
DR Horton Inc.	9,102	870,333
Garmin Ltd.	4,087	712,895
Newell Brands Inc.	10,173	258,496
NVR Inc.(a)	91	471,375
PulteGroup Inc.	7,030	378,636
Whirlpool Corp.	1,665	368,847

		3,060,582

Household Products — 1.0%
Church & Dwight Co. Inc.	6,519	545,380
Clorox Co. (The)	3,306	555,573
Colgate-Palmolive Co.	21,361	1,665,090

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Kimberly-Clark Corp.	8,969	$1,236,018

		4,002,061

Industrial Conglomerates — 0.3%
Roper Technologies Inc.	2,798	1,352,217

Insurance — 3.3%
Aflac Inc.	17,162	972,742
Allstate Corp. (The)	7,956	1,076,288
Arch Capital Group Ltd.(a)	10,728	440,921
Arthur J Gallagher & Co.	5,482	787,325
Assurant Inc.	1,610	273,877
Chubb Ltd.	11,952	2,198,212
Hartford Financial Services Group Inc. (The)	9,494	638,187
Lincoln National Corp.	4,807	330,000
Marsh & McLennan Companies Inc.	13,516	2,124,715
Principal Financial Group Inc.	7,230	483,036
Progressive Corp. (The)	15,554	1,498,472
Prudential Financial Inc.	10,473	1,108,881
Travelers Companies Inc. (The)	6,684	1,067,502
Willis Towers Watson PLC	3,429	756,849

		13,757,007

Internet & Direct Marketing Retail — 1.0%
eBay Inc.	18,107	1,389,531
Etsy Inc.(a)	3,378	730,526
MercadoLibre Inc.(a)	1,192	2,226,001

		4,346,058

IT Services — 11.4%
Akamai Technologies Inc.(a)	4,333	490,712
Automatic Data Processing Inc.	11,309	2,364,033
Broadridge Financial Solutions Inc.	3,086	531,471
Cloudflare Inc., Class A(a)	6,130	740,136
Cognizant Technology Solutions Corp., Class A	14,019	1,069,790
EPAM Systems Inc.(a)	1,500	949,215
Fidelity National Information Services Inc.	16,483	2,106,033
Fiserv Inc.(a)	15,951	1,878,868
Gartner Inc.(a)	2,287	706,088
GoDaddy Inc., Class A(a)	4,459	326,889
Jack Henry & Associates Inc.	1,974	348,174
Mastercard Inc., Class A	23,513	8,140,906
MongoDB Inc.(a)	1,486	582,259
Okta Inc.(a)	3,324	876,207
Paychex Inc.	8,620	986,732
PayPal Holdings Inc.(a)	29,663	8,562,522
Snowflake Inc., Class A(a)	5,116	1,557,055
Square Inc., Class A(a)	10,418	2,792,753
Twilio Inc., Class A(a)	4,316	1,540,639
VeriSign Inc.(a)	2,694	582,605
Visa Inc., Class A	44,966	10,301,711
Western Union Co. (The)	10,877	235,378

		47,670,176

Leisure Products — 0.1%
Hasbro Inc.	3,474	341,529

Life Sciences Tools & Services — 2.9%
Agilent Technologies Inc.	8,099	1,421,131
Avantor Inc.(a)	13,925	549,202
Bio-Techne Corp.	1,034	516,111
Illumina Inc.(a)	3,881	1,774,238
Mettler-Toledo International Inc.(a)	619	961,202
PerkinElmer Inc.	2,980	550,704

Security	Shares	Value

Life Sciences Tools & Services (continued)
Thermo Fisher Scientific Inc.	10,445	$5,796,453
Waters Corp.(a)	1,639	678,579

		12,247,620

Machinery — 3.9%
Caterpillar Inc.	14,559	3,070,056
Cummins Inc.	3,887	917,254
Deere & Co.	7,914	2,991,729
Dover Corp.	3,825	666,927
Fortive Corp.	8,548	631,441
IDEX Corp.	2,018	452,032
Illinois Tool Works Inc.	8,396	1,955,093
Ingersoll Rand Inc.(a)	10,772	571,131
Nordson Corp.	1,389	331,415
Otis Worldwide Corp.	10,835	999,204
PACCAR Inc.	9,227	755,415
Parker-Hannifin Corp.	3,431	1,017,875
Pentair PLC	4,417	340,816
Snap-on Inc.	1,438	323,478
Stanley Black & Decker Inc.	4,293	829,708
Xylem Inc./NY	4,786	652,380

		16,505,954

Media — 0.4%
Cable One Inc.	145	304,440
Discovery Inc., Class A(a)(b)	4,484	129,319
Discovery Inc., Class C, NVS(a)	8,388	231,425
Interpublic Group of Companies Inc. (The)	10,457	389,314
Omnicom Group Inc.	5,717	418,599
Sirius XM Holdings Inc.(b)	27,183	170,437

		1,643,534

Metals & Mining — 0.4%
Newmont Corp.	21,295	1,234,897
Steel Dynamics Inc.	5,615	378,956

		1,613,853

Mortgage Real Estate Investment — 0.1%
Annaly Capital Management Inc.	37,171	323,016

Multiline Retail — 1.1%
Dollar General Corp.	6,279	1,399,652
Target Corp.	13,150	3,247,787

		4,647,439

Personal Products — 0.5%
Estee Lauder Companies Inc. (The), Class A	6,164	2,098,780

Pharmaceuticals — 2.2%
Catalent Inc.(a)	4,528	590,633
Elanco Animal Health Inc.(a)(b)	11,314	377,661
Eli Lilly & Co.	21,666	5,596,111
Jazz Pharmaceuticals PLC(a)	1,613	212,448
Zoetis Inc.	12,618	2,581,138

		9,357,991

Professional Services — 0.8%
Booz Allen Hamilton Holding Corp.	3,598	294,712
Clarivate PLC(a)	9,377	236,207
IHS Markit Ltd.	10,063	1,213,598
Robert Half International Inc.	2,998	309,993
TransUnion	5,084	617,859
Verisk Analytics Inc.	4,094	826,005

		3,498,374

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	8,922	$859,189

Road & Rail — 0.4%
AMERCO	260	171,899
Kansas City Southern	2,417	678,379
Old Dominion Freight Line Inc.	2,620	756,447

		1,606,725

Semiconductors & Semiconductor Equipment — 9.5%
Advanced Micro Devices Inc.(a)	32,295	3,575,702
Analog Devices Inc.	14,297	2,329,696
Applied Materials Inc.	24,391	3,295,956
Enphase Energy Inc.(a)	3,427	595,373
Lam Research Corp.	3,790	2,292,268
Marvell Technology Inc.	21,776	1,332,473
Micron Technology Inc.(a)	29,805	2,196,628
NVIDIA Corp.	66,235	14,826,705
NXP Semiconductors NV	7,329	1,576,688
ON Semiconductor Corp.(a)	11,350	503,486
Qorvo Inc.(a)	2,993	562,774
Skyworks Solutions Inc.	4,388	805,022
SolarEdge Technologies Inc.(a)	1,381	400,186
Texas Instruments Inc.	24,547	4,686,268
Xilinx Inc.	6,535	1,016,781

		39,996,006
Software — 10.1%
Adobe Inc.(a)	12,705	8,432,308
ANSYS Inc.(a)	2,317	846,539
Autodesk Inc.(a)	5,850	1,814,026
Bentley Systems Inc., Class B	4,581	295,429
Black Knight Inc.(a)	4,163	315,014
Cadence Design Systems Inc.(a)	7,397	1,209,262
Ceridian HCM Holding Inc.(a)	3,570	401,089
Citrix Systems Inc.	3,300	339,471
Coupa Software Inc.(a)	1,937	474,197
Crowdstrike Holdings Inc., Class A(a)	5,029	1,413,149
Datadog Inc., Class A(a)	4,975	685,555
DocuSign Inc.(a)	5,172	1,532,153
Dropbox Inc., Class A(a)	8,452	268,013
Fair Isaac Corp.(a)	764	351,241
Fortinet Inc.(a)	3,690	1,162,867
Guidewire Software Inc.(a)	2,115	250,543
HubSpot Inc.(a)	1,179	806,990
Intuit Inc.	7,263	4,111,657
NortonLifeLock Inc.	15,414	409,396
Paycom Software Inc.(a)	1,359	664,415
PTC Inc.(a)	2,950	388,397
RingCentral Inc., Class A(a)	2,038	514,106
salesforce.com Inc.(a)	25,822	6,849,802
ServiceNow Inc.(a)	5,248	3,377,823
Splunk Inc.(a)	4,357	666,055
Synopsys Inc.(a)	4,054	1,346,901
Tyler Technologies Inc.(a)	1,083	526,013
VMware Inc., Class A(a)(b)	2,228	331,682
Workday Inc., Class A(a)	5,024	1,372,356
Zendesk Inc.(a)	3,153	389,711
Zscaler Inc.(a)	2,168	603,441

		42,149,601

Security	Shares	Value

Specialty Retail — 3.8%
Advance Auto Parts Inc.	1,739	$352,756
Best Buy Co. Inc.	5,989	697,778
Burlington Stores Inc.(a)	1,770	530,097
CarMax Inc.(a)	4,337	543,036
Home Depot Inc. (The)	28,260	9,217,847
Ross Stores Inc.	9,478	1,122,195
TJX Companies Inc. (The)	32,055	2,331,040
Tractor Supply Co.	3,064	595,182
Ulta Beauty Inc.(a)	1,382	535,263

		15,925,194

Technology Hardware, Storage & Peripherals — 0.9%
Dell Technologies Inc., Class C(a)	7,372	718,475
Hewlett Packard Enterprise Co.	34,583	534,653
HP Inc.	33,291	990,075
NetApp Inc.	5,917	526,199
Seagate Technology Holdings PLC	5,475	479,555
Western Digital Corp.(a)	8,145	514,764

		3,763,721

Textiles, Apparel & Luxury Goods — 0.3%
Lululemon Athletica Inc.(a)	3,291	1,316,959

Trading Companies & Distributors — 0.5%
Fastenal Co.	15,265	852,550
United Rentals Inc.(a)	1,924	678,499
WW Grainger Inc.	1,177	510,465

		2,041,514

Water Utilities — 0.2%
American Water Works Co. Inc.	4,823	878,992

Total Common Stocks — 99.8% (Cost: $377,002,877)		418,267,089

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	602,990	603,291
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	740,000	740,000

		1,343,291

Total Short-Term Investments — 0.3% (Cost: $1,343,291)		1,343,291

Total Investments in Securities — 100.1% (Cost: $378,346,168)		419,610,380

Other Assets, Less Liabilities — (0.1)%		(505,012)

Net Assets — 100.0%		$419,105,368

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI USA ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$10,183	$593,314	(a)	$—	$(206)	$—	$603,291	602,990	$2,537	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	740,000	(a)	—	—	—	740,000	740,000	16		—
BlackRock Inc.(c)	36,840	3,413,974		(4,078,797)	630,698	(2,715)	—	—	18,426		—

					$630,492	$(2,715)	$1,343,291		$20,979		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	3	09/17/21	$678	$22,743

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$22,743

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$18,262

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$22,743

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$177,639

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2021	iShares® ESG Advanced MSCI USA ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$418,267,089	$—	$—	$418,267,089
Money Market Funds	1,343,291	—	—	1,343,291

	$419,610,380	$—	$—	$419,610,380

Derivative financial instruments(a)
Assets
Futures Contracts	$22,743	$—	$—	$22,743

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2021

	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI EM ETF	iShares ESG Advanced MSCI USA ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$245,094,619	$13,560,852	$418,267,089
Affiliated(c)	47,552	—	1,343,291
Cash	5,498	41,981	10,528
Foreign currency, at value(d)	452,706	95,364	—
Cash pledged:
Futures contracts	51,000	—	44,000
Foreign currency collateral pledged:
Futures contracts(e)	1,774	—	—
Receivables:
Investments sold	13,405,905	863,900	24,064,769
Securities lending income — Affiliated	41	3,774	299
Variation margin on futures contracts	1,796	—	—
Capital shares sold	—	—	84,970
Dividends	293,296	21,766	332,023
Tax reclaims	95,249	—	—

Total assets	259,449,436	14,587,637	444,146,969

LIABILITIES
Collateral on securities loaned, at value	27,621	—	603,498
Deferred foreign capital gain tax	—	71,858	—
Payables:
Investments purchased	13,552,147	964,084	24,267,808
Variation margin on futures contracts	—	—	1,575
Capital shares redeemed	—	—	134,708
Investment advisory fees	23,984	1,789	34,012

Total liabilities	13,603,752	1,037,731	25,041,601

NET ASSETS	$245,845,684	$13,549,906	$419,105,368

NET ASSETS CONSIST OF:
Paid-in capital	$224,796,306	$11,156,947	$378,763,044
Accumulated earnings	21,049,378	2,392,959	40,342,324

NET ASSETS	$245,845,684	$13,549,906	$419,105,368

Shares outstanding	3,500,000	300,000	11,000,000

Net asset value	$70.24	$45.17	$38.10

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$24,461	$—	$592,411
(b) Investments, at cost — Unaffiliated	$224,219,309	$10,964,343	$377,002,877
(c) Investments, at cost — Affiliated	$47,552	$—	$1,343,291
(d) Foreign currency, at cost	$449,828	$95,175	$—
(e) Foreign currency collateral pledged, at cost	$1,771	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended August 31, 2021

	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI EM ETF (a)	iShares ESG Advanced MSCI USA ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,612,431	$263,849	$1,839,197
Dividends — Affiliated	4	11	18,442
Securities lending income — Affiliated — net	778	4,064	2,537
Foreign taxes withheld	(266,802)	(35,504)	(796)

Total investment income	2,346,411	232,420	1,859,380

EXPENSES
Investment advisory fees	129,053	18,675	156,034
Commitment fees	—	395	—
Interest expense	—	54	—

Total expenses	129,053	19,124	156,034

Net investment income	2,217,358	213,296	1,703,346

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(326,438)	(266,305)	(1,723,877)
Investments — Affiliated	(74)	(2)	(3,512)
In-kind redemptions — Unaffiliated	2,416,346	433,362	8,548,126
In-kind redemptions — Affiliated	—	—	634,004
Futures contracts	22,231	(6,130)	18,262
Foreign currency transactions	(4,688)	(8,518)	—

Net realized gain	2,107,377	152,407	7,473,003

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	20,003,329	2,524,651	40,575,519
Investments — Affiliated	—	—	(2,715)
Futures contracts	1,065	—	22,743
Foreign currency translations	1,597	(61)	—

Net change in unrealized appreciation (depreciation)	20,005,991	2,524,590	40,595,547

Net realized and unrealized gain	22,113,368	2,676,997	48,068,550

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,330,726	$2,890,293	$49,771,896

(a) For the period from October 06, 2020 (commencement of operations) to August 31, 2021.
(b) Net of increase in deferred foreign capital gain tax of	$—	$(71,858)	$—

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares ESG Advanced MSCI EAFE ETF			iShares ESG Advanced MSCI EM ETF
	Year Ended 08/31/21	Period From 06/16/20 to 08/31/20	(a)	Period From 10/06/20 to 08/31/21	(a)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,217,358	$36,320		$213,296
Net realized gain (loss)	2,107,377	(25,528)		152,407
Net change in unrealized appreciation (depreciation)	20,005,991	873,204		2,524,590

Net increase in net assets resulting from operations	24,330,726	883,996		2,890,293

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,761,837)	—		(106,031)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	212,119,113	10,273,686		10,765,644

NET ASSETS
Total increase in net assets	234,688,002	11,157,682		13,549,906
Beginning of period	11,157,682	—		—

End of period	$245,845,684	$11,157,682		$13,549,906

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Changes in Net Assets (continued)

	iShares ESG Advanced MSCI USA ETF
	Year Ended 08/31/21	Period From 06/16/20 to 08/31/20	(a)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,703,346	$12,921
Net realized gain	7,473,003	17,694
Net change in unrealized appreciation (depreciation)	40,595,547	691,408

Net increase in net assets resulting from operations	49,771,896	722,023

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(978,561)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	364,504,490	5,085,520

NET ASSETS
Total increase in net assets	413,297,825	5,807,543
Beginning of period	5,807,543	—

End of period	$419,105,368	$5,807,543

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI EAFE ETF
	Year Ended 08/31/21	Period From 06/16/20 to 08/31/20	(a)

Net asset value, beginning of period	$55.79	$51.37

Net investment income(b)	1.36	0.18
Net realized and unrealized gain(c)	13.91	4.24

Net increase from investment operations	15.27	4.42

Distributions(d)
From net investment income	(0.82)	—

Total distributions	(0.82)	—

Net asset value, end of period	$70.24	$55.79

Total Return(e)
Based on net asset value	27.47%	8.60	%(f)

Ratios to Average Net Assets
Total expenses	0.12%	0.12	%(g)

Net investment income	2.06%	1.64	%(g)

Supplemental Data
Net assets, end of period (000)	$245,846	$11,158

Portfolio turnover rate(h)	28%	6	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares ESG Advanced MSCI EM ETF
	Period From 10/06/20 to 08/31/21	(a)

Net asset value, beginning of period	$35.39

Net investment income(b)	0.71
Net realized and unrealized gain(c)	9.42

Net increase from investment operations	10.13

Distributions(d)
From net investment income	(0.35)

Total distributions	(0.35)

Net asset value, end of period	$45.17

Total Return(e)
Based on net asset value	28.74	%(f)

Ratios to Average Net Assets
Total expenses	0.16	%(g)

Net investment income	1.83	%(g)

Supplemental Data
Net assets, end of period (000)	$13,550

Portfolio turnover rate(h)	51	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Advanced MSCI USA ETF
	Year Ended 08/31/21	Period From 06/16/20 to 08/31/20	(a)

Net asset value, beginning of period	$29.04	$25.43

Net investment income(b)	0.38	0.06
Net realized and unrealized gain(c)	8.99	3.55

Net increase from investment operations	9.37	3.61

Distributions(d)
From net investment income	(0.30)	—
From net realized gain	(0.01)	—

Total distributions	(0.31)	—

Net asset value, end of period	$38.10	$29.04

Total Return(e)
Based on net asset value	32.53%	14.20	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10	%(g)

Net investment income	1.09%	1.16	%(g)

Supplemental Data
Net assets, end of period (000)	$419,105	$5,808

Portfolio turnover rate(h)	29%	4	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
ESG Advanced MSCI EAFE	Non-diversified
ESG Advanced MSCI EM(a)	Non-diversified
ESG Advanced MSCI USA	Non-diversified

(a)	The Fund commenced operations on October 6, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

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Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

ESG Advanced MSCI EAFE
Morgan Stanley	$24,461	$24,461		$—	$—

ESG Advanced MSCI USA
Barclays Bank PLC	$500,121	$500,121		$—	$—
Morgan Stanley	90,434	89,371		—	(1,063	)(b)
Nomura Securities International, Inc.	1,856	1,856		—	—

	$592,411	$591,348		$—	$(1,063)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment

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Notes to Financial Statements (continued)

of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
ESG Advanced MSCI EAFE	0.12%
ESG Advanced MSCI EM	0.16
ESG Advanced MSCI USA	0.10

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares ESG Advanced MSCI USA ETF (the “Group 1 Fund”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares ESG Advanced MSCI EAFE ETF and iShares ESG Advanced MSCI EM ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, the Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (continued)

income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
ESG Advanced MSCI EAFE	$207
ESG Advanced MSCI EM	909
ESG Advanced MSCI USA	900

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Advanced MSCI EAFE	$11,542,509	$18,058,150	$829,472
ESG Advanced MSCI USA	18,285,873	24,206,181	(921,658)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7. PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
ESG Advanced MSCI EAFE	$48,540,048	$30,034,197
ESG Advanced MSCI EM	16,593,321	6,453,760
ESG Advanced MSCI USA	50,317,181	47,470,936

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
ESG Advanced MSCI EAFE	$204,995,149	$11,527,469
ESG Advanced MSCI EM	2,824,180	2,173,662
ESG Advanced MSCI USA	418,604,688	57,001,144

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021 and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
ESG Advanced MSCI EAFE	$2,403,507	$(2,403,507)
ESG Advanced MSCI EM	391,303	(391,303)
ESG Advanced MSCI USA	9,173,034	(9,173,034)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Period Ended 08/31/20
ESG Advanced MSCI EAFE
Ordinary income	$1,761,837	$—

iShares ETF	Period Ended 08/31/21
ESG Advanced MSCI EM
Ordinary income	$106,031

iShares ETF	Year Ended 08/31/21	Period Ended 08/31/20
ESG Advanced MSCI USA
Ordinary income	$978,561	$—

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
ESG Advanced MSCI EAFE	$861,214	$(129,908)	$20,318,072		$21,049,378
ESG Advanced MSCI EM	95,259	(200,147)	2,497,847		2,392,959
ESG Advanced MSCI USA	806,912	(1,645,353)	41,180,765		40,342,324

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Advanced MSCI EAFE	$224,828,924	$23,480,867	$(3,164,942)	$20,315,925
ESG Advanced MSCI EM	10,991,086	2,824,614	(254,848)	2,569,766
ESG Advanced MSCI USA	378,429,615	43,925,576	(2,744,811)	41,180,765

9.	LINE OF CREDIT

The iShares ESG Advanced MSCI EM ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a

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Notes to Financial Statements (continued)

commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares ESG Advanced MSCI EM ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Credit Agreement and Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
ESG Advanced MSCI EM	$151,000	$4,718	1.14%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Period Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount
ESG Advanced MSCI EAFE
Shares sold	3,500,000	$224,513,155	200,000	$10,273,686
Shares redeemed	(200,000)	(12,394,042)	—	—

Net increase	3,300,000	$212,119,113	200,000	$10,273,686

	Period Ended 08/31/21
iShares ETF	Shares	Amount
ESG Advanced MSCI EM
Shares sold	400,000	$15,095,471
Shares redeemed	(100,000)	(4,329,827)

Net increase	300,000	$10,765,644

	Year Ended 08/31/21		Period Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount
ESG Advanced MSCI USA
Shares sold	12,450,000	$422,115,232	200,000	$5,085,520
Shares redeemed	(1,650,000)	(57,610,742)	—	—

Net increase	10,800,000	$364,504,490	200,000	$5,085,520

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI EM ETF and iShares ESG Advanced MSCI USA ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI EM ETF and iShares ESG Advanced MSCI USA ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares ESG Advanced MSCI EAFE ETF and iShares ESG Advanced MSCI USA ETF: statement of operations for the year ended August 31, 2021 and statements of changes in net assets for the year ended August 31, 2021 and for the period June 16, 2020 (commencement of operations) to August 31, 2020.
iShares ESG Advanced MSCI EM ETF: statements of operations and changes in net assets for the period October 6, 2020 (commencement of operations) to August 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	47

Important Tax Information  (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
ESG Advanced MSCI USA	91.15%

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income
ESG Advanced MSCI EAFE	$2,283,797
ESG Advanced MSCI EM	139,575
ESG Advanced MSCI USA	1,651,328

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Business Income
ESG Advanced MSCI USA	$7,895

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Advanced MSCI EAFE	$2,613,491	$208,654
ESG Advanced MSCI EM	263,199	38,281

The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Short-Term Capital Gain
ESG Advanced MSCI USA	$18,060

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares ESG Advanced MSCI EAFE ETF, iShares ESG Advanced MSCI EM ETF, iShares ESG Advanced MSCI USA ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	49

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
ESG Advanced MSCI EAFE	$0.823030	$—	$—	$0.823030	100%	—%	—%	100%
ESG Advanced MSCI EM(a)	0.305743	—	0.047694	0.353437	87	—	13	100
ESG Advanced MSCI USA(a)	0.295552	0.007686	0.004765	0.308003	96	2	2	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	51

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	53

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-820-0821

(b) Not Applicable

Item 2 –	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3 –	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4 –	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-eight series of the registrant for which the fiscal year-end is August 31, 2021 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $549,200 for the fiscal year ended August 31, 2020 and $568,300 for the fiscal year ended August 31, 2021.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2020 and August 31, 2021 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $139,897 for the fiscal year ended August 31, 2020 and $368,600 for the fiscal year ended August 31, 2021. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2020 and August 31, 2021 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $139,897 for the fiscal year ended August 31, 2020 and $368,600 for the fiscal year ended August 31, 2021.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6 –	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10 –	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11 –	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13 – Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section  302 Certifications are attached.

(a) (3) Not applicable.

(a)  (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: November 03, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date:November 03, 2021

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: November 03, 2021